UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

CANTERBURY CONSULTING GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[    ] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

[THIS AMENDMENT NO. 3 OF THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A IS BEING SUBMITTED TO MARK REVISIONS FOR THE BENEFIT
OF THE COMMISSION. THERE ARE NO OTHER CHANGES TO AMENDMENT NO. 2 OF THE PRELIMINARY PROXY STATEMENT PREVIOUSLY SUBMITTED.]

[PRELIMINARY PROXY STATEMENT]

Canterbury Consulting Group, Inc.

352 Stokes Road, Suite 200

Medford, New Jersey  08055

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Canterbury Consulting Group, Inc. (“Canterbury”) to be held on ________ __, 2005, at 10:00 a.m. (EST) at Braddock’s Restaurant, 39 South Main Street, Medford, New Jersey  08055.

At the Special Meeting, the holders of shares of Canterbury’s common stock at the close of business on December __, 2004, will be entitled to consider and vote upon a proposal to approve the Agreement and Plan of Merger  (the “Merger Agreement”), dated November 18, 2004, between Canterbury and CCG Group, Inc. (“CCG”).  The shareholders of CCG are Stanton M. Pikus, Chairman of the Board of Directors of Canterbury; Kevin J. McAndrew, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of Canterbury; Jean Z. Pikus, Vice President and Secretary of Canterbury; Alan Manin, Director of Canterbury; Frank Cappiello, Director of Canterbury; Patricia Bednarik, President of USC/Canterbury Corp.; Daniel Kenyon, Canterbury’s Corporate Sales Manager; Thomas Spurlock, Training Division Manager; The Matthew Zane Pikus Trust, Jack Uris, Trustee; Marlene LaMont Levy; Richard Molinsky; Richard Zwerlein; Aaron Alter; and Mathews & Associates, Inc.  These individuals formed CCG for the purpose of entering into this transaction.

At the effective time, CCG will be merged (the “Merger”) with and into Canterbury, and holders of shares who are not CCG or any of its affiliates will receive $0.40 per share in cash (the “Merger Consideration”).  No merger consideration will be paid for shares beneficially owned by the affiliates of CCG. As a result of the Merger, Canterbury will be the surviving corporation. Canterbury will be a privately owned entity and its shares will no longer be traded in the public market. Canterbury’s stock will not be publicly traded and the sole shareholders of Canterbury will be the affiliates of CCG.  In addition, the registration of Canterbury common stock and its reporting obligations under the Securities Exchange Act of 1934 will be terminated upon application to the SEC after the Merger. Details of the Merger and other important information are set forth in the enclosed Proxy Statement, which you are urged to read carefully.

Five members of the board of directors of Canterbury are shareholders of CCG and, therefore, have a conflict of interest. In order to protect Canterbury’s shareholders’ interest in evaluating, negotiating and recommending approval of the merger and adoption of the merger agreement, our board of directors formed a special committee, composed entirely of directors who are not officers or employees of Canterbury and who have no financial interest in the proposed merger different from our shareholders generally. In connection with its evaluation of the merger, the special committee engaged vFinance Investments, Inc. to act as its financial advisor.  vFinance Investments, Inc. rendered its opinion that, based on and subject to the assumptions, limitations and qualifications set forth in such opinion, the cash merger consideration of $0.40 per share in cash to be received in the merger is fair, from a financial point of view, to those holders of common stock other than those affiliated with CCG.  The special committee then recommended to the board that it approve the merger.

After careful consideration and acting on the recommendation of the special committee, Canterbury’s Board of Directors, in a meeting held on November 16, 2004, resolved that the Merger is in the best interests of Canterbury’s shareholders and unanimously adopted the Merger and unanimously recommends that shareholders vote FOR each of the proposals described in the Proxy Statement.  We urge you to read the enclosed proxy statement carefully as it sets forth details of the proposed merger and other important information related to the merger.

Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing your proxy card in the enclosed envelope as promptly as possible so that your shares will be voted at the Special Meeting. This will not limit your right to vote in person or to attend the Special Meeting. Shareholder approval of the Merger will require the affirmative vote of a majority of the outstanding shares of Canterbury; accordingly, failure to attend the Special Meeting or vote by proxy is the same as a vote against the Merger.

Sincerely,

/s/ Kevin J. McAndrew

/s/ Stanton M. Pikus

President

Chairman of the Board

________ __, 2005

Medford, New Jersey

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement.  Any representation to the contrary is a criminal offense.

CANTERBURY CONSULTING GROUP, INC.

352 Stokes Road, Suite 200

Medford, New Jersey  08055

--------------------------------------------------------------

Notice of Special Meeting of Shareholders

to be held on ________ __, 2005

To Our Shareholders:

You are cordially invited to attend a special meeting of the shareholders of Canterbury Consulting Group, Inc. (“Canterbury”) to be held on ________ __, 2005, at 10:00 a.m. (EST) at Braddock’s Restaurant, 39 South Main Street, Medford, New Jersey  08055, for the following purposes:

1.

To consider and vote on a proposal to approve the Agreement and Plan of Merger dated November 18, 2004 (the “Merger Agreement”), between Canterbury and CCG Group, Inc. (“CCG”), and the transactions contemplated by the Merger Agreement;

2.

To approve an adjournment of the meeting to a later date or dates, if necessary, in order to permit the further solicitation of proxies; and

3.

To transact any other business that properly comes before the meeting or any adjournment or postponement of the meeting.

Only holders of shares of Canterbury’s common stock, $0.001 par value, of record at the close of business on December __, 2004, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. The Board of Directors of Canterbury unanimously recommends that shareholders vote FOR approval of the Merger Agreement. Shareholder approval of the Merger Agreement and the transactions contemplated therein will require the affirmative vote of a majority of the outstanding shares of Canterbury’s common stock; accordingly, failure to attend the Special Meeting or vote by proxy is the same as a vote against the Merger. Please do not send your share certificates in at this time. If the merger is completed, you will be sent instructions regarding the surrender of your share certificates.

By order of the Board of Directors,

Jean Z. Pikus

Vice President and Secretary

________ __, 2005

Medford, New Jersey

YOUR VOTE IS IMPORTANT

You are urged to complete, date, sign and return your proxy in the enclosed envelope. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

CANTERBURY CONSULTING GROUP, INC.

352 Stokes Road, Suite 200

Medford, New Jersey  08055

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ________ __, 2005

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Canterbury Consulting Group, Inc., an Pennsylvania corporation (“Canterbury”), to holders as of the Record Date (as defined below) of shares of common stock of Canterbury in connection with a special meeting (the “Special Meeting”) of Canterbury’s shareholders to be held on ________ __, 2005, at 10:00 a.m. (EST) at the Braddock’s Restaurant, 39 South Main Street, Medford, New Jersey  08055. This Proxy Statement and the enclosed proxy card are first being mailed or given to shareholders entitled to vote at the Special Meeting on or about ________ __, 2005.

At the Special Meeting, holders of shares as of the Record Date will be entitled to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated November 18, 2004, between Canterbury and CCG Group, Inc. (“CCG”), in the form attached to this Proxy Statement as Annex A, pursuant to which CCG will be merged with and into Canterbury and Canterbury will be the surviving corporation.

For the reasons set forth in this Proxy Statement, Canterbury’s Board of Directors has determined that the Merger is fair to those holders of common stock other than those affiliated with CCG, has unanimously adopted and approved the Merger Agreement and the Merger, and recommends that you vote FOR the approval of the Merger Agreement.

Canterbury’s Board of Directors has fixed the close of business on December __, 2004 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, and only shareholders as of the Record Date will be entitled to vote at the Special Meeting. In order to allow Canterbury to consummate the Merger, shareholders owning at least a majority of the outstanding shares must vote in favor of approving the Merger Agreement, in person or by properly executed proxy, at the Special Meeting. The presence, in person or by proxy, of shareholders owning at least a majority of the outstanding shares is required for a quorum to be present at the Special Meeting.  As of January 21, 2005, the members of management and other persons affiliated with CCG beneficially owned a total of  1,562,766 shares of Canterbury’s common stock, or approximately 52.7% of the total shares entitled to vote at the Special Meeting, which amount is sufficient to approve the Merger.

No persons have been authorized to give any information or to make any representations other than those contained or referred to in this Proxy Statement in connection with the solicitation of proxies, and, if given or made, such information or representations should not be relied upon as having been authorized by Canterbury or any person representing Canterbury. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of Canterbury or its affiliates since the date hereof or that the information herein is correct as of any time subsequent to its date. All information regarding CCG or any of their respective affiliates in this Proxy Statement has been supplied by CCG.

-----------------------------------

The date of this Proxy Statement is ________ __, 2005.

SUMMARY OF THE TRANSACTION

We intend to merge our company, Canterbury, with and into CCG.  Canterbury will be the surviving corporation in the merger under Pennsylvania law. Canterbury will then become privately held.  Accordingly, the outstanding shares of Canterbury’s common stock not owned by affiliates of CCG will be converted into the right to receive an amount equal to $0.40 per share for Canterbury shares owned on the date the merger occurs, in cash, without interest, as described in this Proxy Statement.  Persons associated with CCG, who will hold as of the Record Date a total of 1,562,766 shares of Canterbury will not be entitled to convert their shares to cash or receive any consideration.  In order to complete the merger, we must obtain the consent of the holders of at least a majority of the outstanding shares of our common stock at a special meeting of our shareholders called for that purpose. The following are some of the questions you, as a shareholder of Canterbury, may have and the answers to those questions. This summary term sheet is not meant to be a substitute for the information contained in the remainder of this Proxy Statement. The information contained in this summary term sheet is qualified in its entirety by the more detailed descriptions and explanations contained in this Proxy Statement. We urge you to carefully read the entire Proxy Statement, as well as all annexes and the documents incorporated by reference in this Proxy Statement, prior to making any decision regarding whether to vote to approve the Merger Agreement described below.

WHAT IS THE TRANSACTION?

Canterbury has entered into a Merger Agreement, dated November 18, 2004, with CCG (the “Merger Agreement”). Under the Agreement and Plan of Merger, Canterbury and CCG will merge if the holders of at least a majority of our outstanding shares of common stock approve the Merger Agreement. After the merger, Canterbury will be the surviving corporation under Pennsylvania law and will be privately held.

If the merger occurs, the shares of Canterbury owned by you (and you are not an affiliate of CCG) on the date the merger occurs will be exchanged for $0.40 per share, in cash, without interest, minus any required withholding taxes.

WHO IS CCG?

CCG is a Pennsylvania corporation formed by the following shareholders of Canterbury solely to complete the merger.  Stanton M. Pikus, Chairman of the Board of Directors of Canterbury; Kevin J. McAndrew, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of Canterbury; Jean Z. Pikus, Vice President and Secretary of Canterbury; Alan Manin, Director of Canterbury; Frank Cappiello, Director of Canterbury; Patricia Bednarik, President of USC/Canterbury Corp.; Daniel Kenyon, Canterbury’s Corporate Sales Manager; Thomas Spurlock, Training Division Manager; The Matthew Zane Pikus Trust, Jack Uris, Trustee; Marlene LaMont Levy; Richard Molinsky; Richard Zwerlein; Aaron Alter; and Mathews & Associates, Inc.  See “Certain Information Concerning CCG and its Affiliates.”

WHEN IS THE SHAREHOLDERS MEETING?

Our company’s shareholders meeting will take place on ________ __, 2005. See “Special Meeting—General.”

HOW DO I VOTE ON THE MERGER AGREEMENT?

You can vote in one of two (2) ways:

After you carefully read this document, indicate on your proxy card how you want to vote, sign and date it and mail it in the enclosed envelope as soon as possible. The instructions on the accompanying proxy card will give you more information on how to vote by mail or by fax. This will enable your shares to be represented at the Special Meeting. See “Special Meeting” and “The Merger Agreement -- Surrender of Certificates.”

You can attend the Special Meeting in person and vote your shares by submitting a ballot that will be made available to you at the Special Meeting. If you submit a proxy card you are not precluded from attending the Special Meeting.

At the Special Meeting you may either submit a ballot (in which event your proxy will be revoked) or you may let your proxy stand by not submitting a ballot. See “Special Meeting.”

IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your shares will not be voted. If you do not vote or if you abstain from voting, the effect will be a vote against the approval of the Merger Agreement. See “The Merger Agreement -- Surrender of Certificates.”

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY WITH VOTING INSTRUCTIONS?

Yes. There are three (3) ways you can change your vote.

First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy. If you send a revocation notice and do not submit a new proxy or do not attend the Special Meeting, your shares will be excluded from the vote, which is the same as a vote against the merger.

Second, you may complete and submit a new proxy card by mail or submit your proxy with new voting instructions. Your shares will be voted in accordance with the latest proxy actually received by Canterbury prior to the Special Meeting. Any earlier proxies submitted by you will be revoked.

Third, you may attend the Special Meeting and vote in person. Any earlier proxies submitted by you will be revoked. Simply attending the meeting without voting, however, will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow directions you will receive from your broker to change or revoke your proxy. See “Proxies—How to Revoke Your Proxy.”

WHAT HAPPENS IF I DON’T RETURN A PROXY CARD OR VOTE AT THE MEETING?

If you fail to return your proxy card or to vote in person at the meeting, your shares will be excluded from the vote. This will have the same effect as voting against approval of the merger. See “Proxies.”

SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

No. You should not send in your stock certificates at this time. Shareholders will exchange their shares for the amount of $0.40 per share in cash after the merger is completed. Canterbury’s exchange agent will send you instructions for exchanging your stock certificates within three (3) business days after the merger is completed. See “The Merger Agreement -- Surrender of Certificates.”

WHAT SHOULD I DO IF MY STOCK CERTIFICATE(S) IS LOST, STOLEN OR DESTROYED?

If your stock certificates representing shares of Canterbury have been lost, stolen or destroyed, you should notify Canterbury’s transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449 to obtain a replacement certificate in accordance with applicable procedures.

WHAT WILL I RECEIVE FOR MY SHARES?

You will be entitled to receive $0.40 in cash, without interest, for each share of Canterbury common stock you own on the date the merger occurs if you are not an affiliate of CCG  See “The Merger Agreement” and “The Merger Agreement—The Merger Consideration.”

IF THE MERGER OCCURS, WHEN WILL I GET PAID?

If the Merger Agreement is approved by the shareholders, the conditions to the merger are satisfied and the merger is consummated, payment for your shares will be mailed as promptly as practicable following your surrender of your shares together with a duly executed letter of transmittal to Canterbury’s exchange agent, but in any event within ten (10) business days of receipt thereof by Canterbury’s exchange agent. See “The Merger Agreement -- Surrender of Certificates.”

DO I HAVE TO PAY ANY BROKERAGE OR SIMILAR FEES TO SURRENDER MY SHARES IN THE MERGER?

If you are the record owner of your shares and you surrender your shares in the merger, you will not have to pay any brokerage or similar fees. However, if you own your shares through a broker or other nominee, and your broker surrenders your shares on your behalf, your broker or nominee may charge you a fee for doing so. You should consult your broker or nominee to determine whether any charges will apply. See “The Merger Agreement -- Surrender of Certificates.”

WHO WILL OWN CANTERBURY AFTER THE MERGER?

CCG will acquire all of the outstanding shares of Canterbury’s common stock not owned by the affiliates of CCG in the merger, at a price of $0.40 per share, in cash, without interest, pursuant to the Merger Agreement.  The acquired shares will be retired and the affiliates of CCG will be the sole shareholders of Canterbury.   Canterbury will then be a privately owned entity and its shares will no longer be traded in the public market.  In addition, the registration of Canterbury common stock and its reporting obligations under the Securities Exchange Act of 1934, will be terminated upon application to the SEC after the merger.

WHY ARE CANTERBURY AND CCG CAUSING THE MERGER?

Canterbury and CCG have determined that, for the reasons discussed in detail in the proxy statement, the transaction is in the best interests of Canterbury and its shareholders.  Canterbury believes the transaction would:

•

relieve Canterbury of the administrative burden and cost associated with filing reports and otherwise complying with the requirements of registration under the Securities Exchange Act of 1934 (the “Exchange Act”), by deregistering its common stock under the Exchange Act;

•

provide liquidity to unaffiliated shareholders of Canterbury;

•

eliminate the expense and burden of dealing with Canterbury’s high number of shareholders holding small positions in Canterbury’s stock;

•

increase management’s flexibility to consider and initiate actions that may produce long-term benefits and growth without the pressure and expectation to produce quarterly earnings per share growth.

For more information, see “Special Factors – Background of the Transaction” and  “– Purpose and Reasons for the Transaction.”

IS THE FINANCIAL CONDITION OF CCG RELEVANT TO MY DECISION ON WHETHER TO VOTE TO APPROVE THE MERGER AGREEMENT?

No. CCG has represented that it will provide an amount of cash funds which will be sufficient to pay the merger consideration to our shareholders. See “Special Factors – Source of Funds.”

WHAT ARE THE MOST IMPORTANT CONDITIONS TO THE MERGER?

Our obligation and the obligation of CCG to complete the merger are subject to various conditions, any of which may be waived in whole or in part by the applicable party. The most important conditions to the merger are the following:

Conditions to Each Party’s Obligation to Complete the Merger:

The holders of a majority of Canterbury’s outstanding shares of common stock must approve the Merger Agreement; and

There must be no governmental order or injunction in effect prohibiting completion of the merger, but each party must use its reasonable best efforts to prevent or appeal any order or injunction.

Conditions to Obligations of CCG to Complete the Merger:

Canterbury must have performed or complied with all of its obligations, covenants and agreements under the Merger Agreement on or before the date the merger is completed;

Canterbury must receive the consent of any person having approval rights over the merger on or before the date the merger is completed;

There can be no material adverse change with respect to Canterbury after the date the Merger Agreement was signed and prior to the date the merger is completed.

Canterbury may not issue any additional shares of common stock (other than shares issued upon the proper exercise of any Company stock options existing on the date of the Merger Agreement was signed).

Conditions to Canterbury’s Obligation to Complete the Merger:

CCG must have performed or complied with all of its obligations, covenants and agreements under the Merger Agreement on or before the date the merger is completed.

A more detailed discussion of the conditions to consummation of the merger may be found in “The Merger Agreement—Conditions Precedent to the Merger.”

HAS ANYONE CONSIDERED THE FAIRNESS OF THE PROPOSED TRANSACTION FROM A FINANCIAL POINT OF VIEW TO THE SHAREHOLDERS OF OUR COMPANY?

Yes.  The special committee and the Board of Directors of Canterbury retained a financial advisor, vFinance Investments, Inc.  The Board of Directors of Canterbury received a written opinion, dated November 8, 2004, from vFinance Investments, Inc. stating that, as of the date of the opinion and subject to the matters set forth in the opinion, the merger consideration to be received by our company’s shareholders in the merger was fair, from a financial point of view, to those holders of common stock other than those affiliated with CCG. See   “Special Factors—Background of the Transaction” and “—Recommendation of the Board of Directors; Fairness of the Transaction Proposal.”

HAS THE BOARD OF DIRECTORS OF CANTERBURY ADOPTED AND APPROVED THE MERGER?

Yes. The special committee and Canterbury’s Board of Directors has by a unanimous vote of the special committee and of the directors (i) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the merger, and  (ii) recommended that the shareholders vote to approve the Merger Agreement. See “Special Factors—Background of the Transaction.”

IF I DO NOT VOTE TO APPROVE THE MERGER AGREEMENT BUT THE MERGER AGREEMENT IS APPROVED BY THE HOLDERS OF A MAJORITY OF THE SHARES, WHAT WILL HAPPEN TO MY SHARES?

Under the merger, all of the shares of Canterbury’s common stock except those of affiliates of CCG will automatically be converted into the right to receive in cash $0.40 per share, without interest, as described in this Proxy Statement. Therefore, if the merger takes place, you will be entitled to receive $0.40 per share owned by you on the date the merger occurs, without interest, but you will retain no other rights as a shareholder of Canterbury. See “The Merger Agreement – The Merger” and “—The Merger Consideration.”

WHEN WILL THE MERGER OCCUR?

The timing and completion of the merger will depend on several factors and legal requirements and whether the conditions to the merger have been satisfied or waived and we have obtained the consents required under various other agreements. However, we intend to consummate the merger as soon as practicable following the approval of the Merger Agreement by the shareholders. See “The Merger Agreement—Conditions Precedent to the Merger.”

ARE DISSENTERS’ RIGHTS AVAILABLE IN THE MERGER?

Sections of Pennsylvania Business Corporation Law of 1988, as amended, may apply to the rights of shareholders wishing to dissent.  See “Special Factors -- Dissenters’ Rights” and “—Dissenters’ Rights Procedures.”

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

The receipt of cash in the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. You should consult your tax advisor about the particular effect the merger will have on you. See “Certain United States Federal Income Tax Consequences—General.”

ARE THERE ANY POTENTIAL CONFLICTS OF INTEREST?

Some of the present executive officers and directors of Canterbury own shares of our common stock or hold options to purchase shares of our common stock.   These officers and directors are also affiliates of CCG and will remain as principals of Canterbury following the consummation of the merger.  As a result, there are various potential or actual conflicts of interest in connection with the merger. See “Certain Relationships and Related Party Transactions,” “Certain Information Concerning Canterbury” and “Certain Information Concerning CCG and its Affiliates.”

Certain of Canterbury’s executive officers and directors have employment agreements which will continue after the merger.  In addition, the executive officers have key man insurance policies that will continue after the merger. See “Certain Relationships and Related Party Transactions.”

Our board of directors and special committee were aware of and considered the conflicts of interest of our directors and executive officers in approving the merger agreement and the merger.

ARE ANY GOVERNMENTAL OR OTHER APPROVALS REQUIRED TO COMPLETE THE MERGER?

Yes. As noted above, one of the conditions to the completion of the merger is the receipt of all regulatory and other approvals required by law or by certain agreements to which we are a party. See “Certain Legal Matters” and “The Merger Agreement— Conditions Precedent to the Merger.”

WHO CAN I CALL WITH QUESTIONS?

You can call Stanton M. Pikus, Chairman at (609) 953-0044 with any questions you may have.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements with respect to Canterbury. Forward-looking statements include, by way of example and without limitation, statements concerning the financial condition, results of operations, plans, objectives, future performance, and businesses of Canterbury, as well as certain information relating to the merger. Forward-looking statements may be identified, preceded, or followed by, or otherwise include, without limitation, words such as “plans,” “believes,” “expects,” “anticipates,” “estimates” or similar words or expressions.

These forward-looking statements involve both known and unknown risks and uncertainties. Actual results or performance may differ materially from those contemplated by these forward-looking statements due to the following factors and events, among others, that might occur (the order of which does not necessarily reflect their relative significance): difficulties in obtaining regulatory approvals or other consents or approvals required to consummate the merger; dependence on key personnel to manage Canterbury’s ongoing business; state and federal regulatory rule making promulgations; class action litigation relating to the merger; inflation in the costs of Canterbury’s operations; product development; decreased demand for Canterbury’s products and risk that our analyses of these risks and forces are incorrect and/or that the strategies developed to address them will be unsuccessful.

Because these forward-looking statements are subject to both known and unknown risks and uncertainties, actual results or performance may differ materially from those expressed or implied by these forward-looking statements. Shareholders are cautioned not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

All subsequent written and oral forward-looking statements attributable to Canterbury, or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Canterbury undertakes no obligation to update publicly any forward-looking statements to reflect events, circumstances or new information after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

SPECIAL FACTORS

Background of the Transaction

Public companies are subject to increasing financial, disclosure and corporate governance costs in light of the regulatory environment following the enactment of the Sarbanes-Oxley Act of 2002.  Private companies are not subject to most requirements of the federal securities laws, particularly disclosure and reporting requirements under the Securities Exchange Act of 1934.  In addition, private companies have lower ongoing legal, accounting, directors and officers insurance and investor relations expenses.  The estimated annual savings for certain companies could be a significant amount of money that would be better used in the day-to-day operations of the company.  Finally, private companies do not have pressure to meet investment expectations.  Private companies can also be more aggressive with operating decisions and strategic planning.  There is no obligation to publicly distribute financial and other strategic information for private companies.

In light of these differences, Stanton M. Pikus, Canterbury’s Chairman of the Board, has had informal discussions over the past 18 months with various members of Canterbury’s senior management and its board of directors.  These discussions focused on whether or not it was in Canterbury’s best interests to remain a public company, considering the expense and time commitment imposed on management necessary to remain as such.

During this time, Canterbury continued to lose money from its operations and took steps in an attempt to save costs, including the sale of a subsidiary, a reduction in the scope of the operations of other subsidiaries, a reduction of rental facilities, a decrease in employee salaries and laying off certain employees.  A summary of Canterbury’s revenues, net income and earnings (loss) per share on a quarterly basis for the last two years and nine months follows for continuing operations:

	Revenues	Net income (loss)	Earnings (loss) per share
2002
First Quarter	$6,425,112	$75,231	$0.04
Second Quarter	$9,384,925	$355,705	$0.20
Third Quarter	$8,649,426	($486,055)	($0.28)
Fourth Quarter	$5,573,184	($1,962,732)	($1.12)
Totals	$30,032,647	($2,017,851)	($1.16)

2003
First Quarter	$4,517,682	($1,002,019)	($0.58)
Second Quarter	$5,296,470	$40,455	$0.02
Third Quarter	$8,242,226	($195,505)	($0.11)
Fourth Quarter	$4,327,916	($2,897,925)	($1.41)
Totals	$22,384,294	($4,054,994)	($2.08)

2004 (nine months unaudited)
First Quarter	$2,635,152	($733,393)	($0.35)
Second Quarter	$3,388,559	($308,594)	($0.15)
Third Quarter	$9,136,912	($343,739)	($0.17)

Totals	$15,160,623	($1,385,726)	($0.67)

In addition, during 2004, Canterbury was engaged in arbitration with Ceridian Corporation in connection with certain claims arising out of Canterbury's purchase of Usertech from Ceridian in September 2001.  Canterbury anticipated that it would need to make a cash payment in settlement of certain claims and, on October 4, 2004 Canterbury wired $912,000 in cash to Ceridian Corporation in anticipation of a settlement of all claims.  On October

27, 2004 Canterbury withdrew all of its claims in arbitration against Ceridian.  The companies exchanged mutual releases.  The payment of these moneys significantly reduced Canterbury’s available cash to operations.

At the same time, the market price for Canterbury’s common stock steadily decreased to a point where it received notices from the Nasdaq Stock Market with respect to the potential delisting of its common stock.  On June 23, 2004, the Nasdaq Stock Market notified Canterbury that “the bid price of the Company’s common stock had closed below the minimum requirement for continued inclusion under Marketplace Rule #4310 (c)(4), and that in accordance with Marketplace Rule #4310 (c)(8)(D), the Company must regain compliance or be delisted.  The Company will be provided 120 calendar days or until December 20, 2004 to regain compliance.”  In addition, on September 8, 2004 the Nasdaq Stock Market notified Canterbury that “for the last 30 consecutive trading days, the Company’s common stock has not maintained a minimum market value of publicly held shares of $1,000,000 as required for continued inclusion by Marketplace Rule 4310(c)(7) (the Rule).  The Company will be provided 90 calendar days, or until December 7, 2004, to regain compliance.”

Copies of these notices from the Nasdaq Stock Market are set forth below:

[June 23, 2004 letter from Nasdaq]

_____________________________________________________________________________________________

NASDAQ

THE NASDAQ STOCK MARKET

9600 BLACKWELL ROAD, SUITE 300

ROCKVILLE, MD  20950

By Facsimile and First Class Mail

----------------------------------

June 23, 2004

Mr. Kevin J. McAndrew

Chief Financial Officer

Canterbury Consulting Group, Inc.

352 Stokes Road, Suite 200

Medford, NJ  08055

RE:     Canterbury Consulting Group, Inc. (the "Company")

           Nasdaq Symbol: CITI

Dear Mr. McAndrew:

For the last 30 consecutive business days, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) (the "Rule").  Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until December 20, 2004, to regain compliance.[1]  If, at anytime before December 20, 2004, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Staff will provide written notification that it complies with the Rule.[2]

If compliance with this Rule cannot be demonstrated by December 20, 2004, Staff will determine whether the Company meets The Nasdaq SmallCap Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement.  If it meets the initial listing criteria, Staff will notify the Company that it has been granted an additional 180 calendar day compliance period.  Thereafter, if the Company has not regained compliance within the second 180 day compliance period, but satisfies the initial inclusion criteria, it may be afforded an additional compliance period, up to its next shareholder meeting, provided the Company commits: (1) to seek shareholder approval for a reverse stock split at or before its next shareholder meeting and (2) to promptly thereafter effect the reverse stock split.[3]  The shareholder meeting to seek such approval must occur no later than two years from the date of this letter.  If the Company does not regain compliance with the Rule and is not eligible for an additional compliance period, Staff will provide written notification that the Company's securities will be delisted.  At that time, the Company may appeal Staff's determination to delist its securities to a Listing Qualifications Panel.

Sincerely,

/s/Tom Choe

Tom Choe

Senior Analyst

Nasdaq Listing Qualifications

-----------------------------

[1] The 180 day period relates exclusively to the bid price deficiency.  The Company may be delisted during the 180 day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during this period.

[2] Marketplace Rule 4310(c)(8)(E) states that, "Nasdaq may, in its discretion, require an issuer to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days, but generally no more than 20 consecutive business days, before determining that the issuer has demonstrated an ability to maintain long-term compliance.  In determining whether to monitor bid price beyond ten business days, Nasdaq will consider the following four factors: (i) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (ii) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (iii) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and, (iv) the trend of the stock price (is it up or down)."

[3] Nasdaq would generally expect the reverse stock split to be effected as soon as practical given regulatory notification requirements.  In that regard, Nasdaq requires the filing of the Notification Form:  Listing of Additional Shares 10 calendar days prior to the record date for a reverse stock split.  This notification should be filed prior to the shareholder meeting so as to expedite the completion of the reverse stock split.  The notification form can be found at http://www.nasdaq.com/about/listing_information.stm.

[September 8, 2004 letter from Nasdaq]

_____________________________________________________________________________________________

NASDAQ(R)

THE NASDAQ STOCK MARKET

9600 BLACKWELL ROAD, SUITE 300

ROCKVILLE, MD  20850

By Facsimile and First Class Mail

----------------------------------

September 8, 2004

Mr. Kevin J. McAndrew

Chief Financial Officer

Canterbury Consulting Group, Inc.

352 Stokes Road, Suite 200

Medford, NJ  08055

RE:     Canterbury Consulting Group, Inc. (the "Company")

           Nasdaq Symbol: CITI

Dear Mr. McAndrew:

For the last 30 consecutive trading days, the Company’s common stock has not maintained a minimum market value of publicly held shares (“MVPHS”) of $1,000,000 as required for continued inclusion by Marketplace Rule 4310(c)(7) (the “Rule”).  Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until December 7, 2004, to regain compliance.[1]  If, at anytime before December 7,

2004, the MVPHS of the Company’s common stock is $1,000,000 or more for a minimum of 10 consecutive trading days, Staff will provide written notification that the Company complies with the Rule.[2]  If compliance with this Rule cannot be demonstrated by December 7, 2004, Staff will provide written notification that the Company’s securities will be delisted.  At that time, the Company may appeal Staff's determination to a Listing Qualifications Panel.

Please note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification letter within four business days.[3]  Accordingly, the Company should consult with counsel regarding disclosure obligations surrounding this letter under the federal securities laws.

If you have any questions, please do not hesitate to contact me at (301) 978-8027.

Sincerely,

/s/Tom Choe

Tom Choe

Senior Analyst

Nasdaq Listing Qualifications

-----------------------------

[1] The 90 day period relates exclusively to the MVPHS deficiency.  The Company may be delisted during the 90 day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during this period.

[2] Under certain circumstances, to ensure that the Company can sustain long-term compliance, Staff may require that the MVPHS equals $1,000,000 or greater for more than 10 consecutive trading days before determining that the Company complies.

[3] See, SEC Release No. 34-49424.

In light of these developments, Mr. Pikus continued exploring the possibility of a going private transaction for Canterbury and intensified his discussions with senior management and certain members of the board of directors in September 2004.  These individuals included Frank Cappiello, Kevin J. McAndrew, William Matthews, Alan Manin and Aaron Alter.  These discussions focused on what, if anything, Canterbury was gaining by remaining a public company with diminishing liquidity and public markets for its stock, which was facing delisting from the Nasdaq Stock Market.  These discussions included specific factors such as:  Canterbury’s declining balance sheet; the reduction in Canterbury’s borrowing line at its bank; the continuing annual losses; the expenses of remaining public; the management time spent in remaining public; the ongoing and increasing costs of Sarbanes-Oxley compliance; the need to save additional costs in order to enable Canterbury to attempt to return to profitability;  the possibility of a tender offer to go private; the advantages, if any, to the shareholders of liquidating Canterbury. The conclusion was that Canterbury gained very little from remaining a public company for the reasons set forth in detail in “– Purposes and Reasons for the Transaction” below.

On October 6, 2004, believing that there would be sufficient interest in a going private transaction among individuals with whom he had had discussions, Mr. Pikus spearheaded a private placement of preferred stock to accredited investors for a newly formed company named “CCG Group, Inc.”  The purpose of CCG was to explore various opportunities to purchase Canterbury.  CCG would be a private company that would be owned by various members of Canterbury’s management and Board of Directors including Mr. Pikus, Kevin J. McAndrew, President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Director of Canterbury, Jean Z. Pikus, Secretary, Director and Vice President of Canterbury, Frank Cappiello, Director and Alan Manin, Director, as well as certain  non-affiliated shareholders.

In addition, Mr. Pikus had informal discussions with other potential investors that he had identified.  Mr. Molinsky,  Mr. Zwerlein, Mr. Kassen, Mr. Alter,  Ms. Levy, and Mathews & Associates, Inc. were investors in Canterbury’s 7¾% senior convertible promissory note.  By the time that Canterbury’s board of directors approved the merger, the  investors in CCG would consist of: Mr. Pikus, Mr. McAndrew, Ms. Pikus, Alan Manin, Director of Canterbury; Frank Cappiello, Director of Canterbury; Patricia Bednarik, President of USC/Canterbury Corp.; Daniel Kenyon,

Canterbury’s Corporate Sales Manager; Thomas Spurlock, Training Division Manager; The Matthew Zane Pikus Trust, Jack Uris, Trustee; Louis Kassen IRA, Louis Kassen Trustee; Marlene LaMont Levy; Richard Molinsky; Richard Zwerlein; Aaron Alter; and Mathews & Associates, Inc.  (CCG subsequently purchased Mr. Kassen’s interest, as Mr. Kassen withdrew from the buying group for reasons unrelated to Canterbury, CCG or the transaction.)

At the same time that CCG contacted potential investors, Mr. Pikus, on behalf of the CCG buying group that was being formed, began to prepare a proposal offer to Canterbury’s board of directors for a going private transaction. In anticipation of this offer, Mr. Pikus and Mr. McAndrew engaged vFinance Investments, Inc. on October 15, 2004 to assist the Company in its upcoming analysis of the potential transaction.

At a meeting of Canterbury’s board of directors on October 25, 2004, Mr. Pikus presented the CCG proposal to Canterbury’s board of directors for the going private transaction.  Under the terms of the proposal, Canterbury and CCG would merge, and Canterbury would be the surviving company.  Each Canterbury shareholder, other than CCG and those investors that would be affiliated with CCG, would receive $0.40 in cash for each share of Canterbury common stock, which represented a 14.6% premium to the closing price of $0.35 per share on October 22, 2004.  CCG and those investors that would be affiliated with CCG would remain shareholders of Canterbury through the completion of the proposed merger and would be the owners of Canterbury following it.  The terms of the proposal by CCG were to be accepted or rejected by November 19, 2004 and the terms offered were not negotiable.

CCG’s offer of $0.40 per share was based primarily on the average of the closing bid price of Canterbury’s common stock on NASDAQ for the 20 trading days ended October 22, 2004 and an analysis of the market activity of Canterbury’s common stock.  Based upon the lack of any sort of significant liquidity for Canterbury’s common stock, even a market order of only 5,000 or 10,000 shares, which would equal $200 to $4,000 in value, could drastically reduce the proceeds of any sale to well below $0.40 per share, or result in a transaction not being completed.  Considering the fact that Canterbury estimates that it has more than 2,000 shareholders of record and beneficially, and that its public float was approximately 1,562,040 shares at the time, CCG concluded that these shareholders in reality had no opportunity to sell their shares for a price even close to $0.40 per share.

CCG and its affiliates believed that the offer was fair to both the affiliated and unaffiliated shareholders of Canterbury.  Because of the overlap of individuals affiliated with CCG and Canterbury’s board of directors and senior management, the reasons for this belief were the same as the reasons that would be the basis for the determination of Canterbury’s board of directors that the offer was fair to both the affiliated and unaffiliated shareholders of Canterbury.  These reasons are discussed in further detail in “Recommendation of the Board of Directors; Fairness of the Transaction Proposal” below.

Since five of Canterbury’s existing board members were going to be part of the CCG group, the board of directors determined that it would be appropriate to appoint a special committee to protect the interests of Canterbury’s unaffiliated shareholders.  The special committee was composed of board members who were not employees of the company, who were not participants in the buyout proposal and who had no financial interest in the proposed merger different from Canterbury’s unaffiliated shareholders generally.  The members of the special committee were Stephen Vineberg and Paul Shapiro.  The special committee was authorized to exercise all of the powers of the board of directors with respect to the CCG merger offer and to investigate the terms of any proposed transaction, including the power to select and retain its own legal counsel and an independent financial advisor.

At the October 25, 2004 meeting, the following substantive discussion took place.  CCG’s proposal was presented to the Board.  The Board was reminded of its responsibility to represent the best interests of the Canterbury shareholders.  The Board considered the following issues affecting Canterbury’s future:

•

its history of losses for the fiscal years ending 2001, 2002, 2003 and continuing into the first nine months of fiscal 2004;

•

Canterbury’s declining balance sheet;

•

the possibility of being delisted from Nasdaq which would negatively effect the liquidity of Canterbury’s common stock;

•

Canterbury’s inability to raise working capital by selling its stock or using it for collateral;

•

the declining number of active market makers;

•

the declining bid price;

•

the widening spread between the bid and ask of Canterbury’s stock; and

•

the reduced credit facility at Canterbury’s bank.

The Board also reviewed the substantial cost savings possible by becoming a private company.  Paul Shapiro brought up the question of liquidating Canterbury immediately.  The Board reviewed the August 31, 2004 balance sheet and discussed possible liquidation values and concluded that liquidation would not be a realistic alternative and that, even if accomplished, would not result in more than $0.40 per share.  Mr. Shapiro also brought up the question of whether there were other offers to buy out Canterbury.  Mr. Pikus reported to the Board that no other offers of any kind were on the table.

Stephen Vineberg asked what Canterbury’s position would be if it received a higher offer after receiving the CCG offer but before a definitive merger agreement was signed.  The Board determined that it would absolutely consider any valid offers that it received at any time prior to signing a definitive agreement.  It was the ultimate determination of the Board that it should accept this offer rather than run the risk of losing the offer and not having any other viable alternative that would be in the best interests of the shareholders.

At this meeting, the Board of Directors also ratified the engagement of vFinance Investments, Inc. to render an opinion to the Board of Directors of Canterbury as to whether, on the date of such opinion, the consideration in the proposed transaction whereby Canterbury intends to effect a privatization of the company by merging with CCG is fair, from a financial point of view, to those holders of common stock other than those affiliated with CCG.  vFinance was selected to provide the fairness opinion because of its experience in having provided the service to other companies on other occasions.  The Board of Directors was also pleased that the report was to be prepared by a Chartered Financial Analyst (CFA).  In addition, vFinance had extensive experience in the retail sector making markets for small public companies, which meant that they would understand the issues of liquidity, price spread, and the true market value of Canterbury’s shares.

There were no limitations placed on the authority of the special committee.  There were no arrangements of any kind for compensating the individuals who served on the committee.  Neither Mr. Vineberg nor Mr. Shapiro were investors or affiliates of the CCG buying group, and the shares of Canterbury common stock that they owned would be purchased for the same $0.40 per share purchase price as the other shareholders whose shares would be purchased under the merger agreement.  In addition, if the merger was consummated they would each be losing $8,000 a year in outside directors fees.  The board of directors also accorded the Special Committee the authority to question vFinance directly and independently.  The members of the Special Committee did subsequently interface with vFinance on multiple occasions.  Although the special committee did have access to Canterbury’s attorney, it did not retain its own legal counsel or an independent financial advisor.

There were no direct negotiations between the special committee or the board of directors and CCG.  In addition, there were no significant changes to CCG’s October 25, 2004 offer.

Neither the Board of Directors nor the Special Committee has received or solicited any third party offers to acquire Canterbury.

On October 29, 2004, the special committee recommended that Canterbury accept the proposal from CCG under the terms presented to it.  Canterbury’s board of directors ratified that action and authorized the preparation of necessary documentation for the transactions.  On November 1, 2004, Canterbury publicly announced the proposed transaction.

By November 15, 2004, CCG had completed its private placement of preferred stock to accredited investors and finalized the make-up of its investor group.

In a meeting on November 16, 2004, the special committee and the Board of Directors of Canterbury unanimously (i) adopted and approved the Merger Agreement and the transactions contemplated thereby, including the merger, and (ii) recommended that the shareholders vote to approve the Merger Agreement.

On November 18, 2004, Canterbury and CCG signed a definitive merger agreement.

On December 10, 2004, the Nasdaq Stock Market delisted Canterbury’s common stock.

Purpose and Reasons for the Transaction

CCG and its affiliates believe that the merger is in the best interests of both the affiliated and unaffiliated shareholders of Canterbury.  In addition, the Canterbury Board believes that the merger is in the best interests of both the affiliated and unaffiliated shareholders of Canterbury.  The following discussion sets forth the purposes and the reasons of CCG and its affiliates and Canterbury for entering into the merger.

Canterbury has been experiencing declining liquidity in the market for its common stock for some time.  The trading volume in Canterbury’s stock has been, and continues to be, limited, and the number of active market makers has declined significantly.  The following table (data obtained from NASDAQ) summarizes the trading volume in Canterbury’s common stock for the period August 25, 2004 to October 25, 2004, which represents the 60-day period prior to the announcement of the proposal to go private at $0.40 per share in cash.

Date	Total Trades	Total Volume	Block Trades	Block Volume	Non-Block Trades	Non-Block Volume
08/25/04	3	685	0	0	3	685
08/26/04	0	0	0	0	0	0
08/27/04	7	3,470	0	0	7	3,470
08/30/04	0	0	0	0	0	0
08/31/04	2	200	0	0	2	200
09/01/04	6	5,250	0	0	6	5,250
09/02/04	8	13,503	0	0	8	13,503
09/03/04	4	2,400	0	0	4	2,400
09/07/04	4	855	0	0	4	855
09/08/04	1	1,000	0	0	1	1,000
09/09/04	0	0	0	0	0	0
09/10/04	1	100	0	0	1	100
09/13/04	14	5,718	0	0	14	5,718
09/14/04	3	1,200	0	0	3	1,200
09/15/04	10	3,849	0	0	10	3,849
09/16/04	2	600	0	0	2	600
09/17/04	3	1,410	0	0	3	1,410
09/20/04	2	400	0	0	2	400
09/21/04	1	128	0	0	1	128
09/22/04	4	3,172	0	0	4	3,172
09/23/04	2	4,000	0	0	2	4,000
09/24/04	1	109	0	0	1	109
09/27/04	1	150	0	0	1	150
09/28/04	0	0	0	0	0	0
09/29/04	3	1,000	0	0	3	1,000
09/30/04	0	0	0	0	0	0
10/01/04	0	0	0	0	0	0
10/04/04	13	2,709	0	0	13	2,709
10/05/04	4	1,504	0	0	4	1,504
10/06/04	12	4,900	0	0	12	4,900
10/07/04	5	500	0	0	5	500
10/08/04	7	1,770	0	0	7	1,770
10/11/04	2	1,000	0	0	2	1,000
10/12/04	4	800	0	0	4	800
10/13/04	1	100	0	0	1	100
10/14/04	1	428	0	0	1	428

10/15/04	5	2,512	0	0	5	2,512
10/18/04	2	3,585	0	0	2	3,585
10/19/04	3	829	0	0	3	829
10/20/04	1	150	0	0	1	150
10/21/04	0	0	0	0	0	0
10/22/04	2	284	0	0	2	284
10/25/04	8	3,525	0	0	8	3,525
Average	3.5	1716	0	0	3.5	1716

Because the stock is so thinly traded, there is not sufficient liquidity in the market for our stock to absorb larger transactions without a significant impact on the market price of our stock.  In fact, the spread between the bid and ask quotes has widened substantially.  The following table (data obtained from NASDAQ) summarizes this spread, which reflects an average percentage spread of 21.13% for the 60 day period prior to the announcement of the proposal to go private at $0.40 per share in cash.

Date	4:00 p.m. Close Bid	4:00 p.m. Close Ask	Difference	Percentage
08/25/04	$0.54	$0.64	$0.10	18.52%
08/26/04	$0.55	$0.66	$0.11	20.00%
08/27/04	$0.54	$0.66	$0.12	22.22%
08/30/04	$0.54	$0.63	$0.09	16.67%
08/31/04	$0.54	$0.63	$0.09	16.67%
09/01/04	$0.50	$0.59	$0.09	18.00%
09/02/04	$0.53	$0.64	$0.11	20.75%
09/03/04	$0.51	$0.63	$0.12	23.53%
09/07/04	$0.56	$0.63	$0.07	12.50%
09/08/04	$0.52	$0.63	$0.11	21.15%
09/09/04	$0.51	$0.62	$0.11	21.57%
09/10/04	$0.50	$0.66	$0.16	32.00%
09/13/04	$0.49	$0.55	$0.06	12.24%
09/14/04	$0.52	$0.55	$0.03	5.77%
09/15/04	$0.51	$0.54	$0.03	5.88%
09/16/04	$0.51	$0.55	$0.04	7.84%
09/17/04	$0.51	$0.53	$0.02	3.92%
09/20/04	$0.51	$0.54	$0.03	5.88%
09/21/04	$0.50	$0.54	$0.04	8.00%
09/22/04	$0.49	$0.54	$0.05	10.20%
09/23/04	$0.47	$0.66	$0.19	40.43%
09/24/04	$0.47	$0.59	$0.12	25.53%
09/27/04	$0.49	$0.59	$0.10	20.41%
09/28/04	$0.49	$0.59	$0.10	20.41%
09/29/04	$0.49	$0.59	$0.10	20.41%
09/30/04	$0.47	$0.53	$0.06	12.77%
10/01/04	$0.47	$0.54	$0.07	14.89%
10/04/04	$0.43	$0.54	$0.11	25.58%
10/05/04	$0.45	$0.54	$0.09	20.00%
10/06/04	$0.44	$0.49	$0.05	11.36%
10/07/04	$0.36	$0.49	$0.13	36.11%
10/08/04	$0.36	$0.45	$0.09	25.00%
10/11/04	$0.35	$0.47	$0.12	34.29%
10/12/04	$0.36	$0.46	$0.10	27.78%
10/13/04	$0.36	$0.47	$0.11	30.56%
10/14/04	$0.36	$0.46	$0.10	27.78%
10/15/04	$0.36	$0.45	$0.09	25.00%

10/18/04	$0.36	$0.47	$0.11	30.56%
10/19/04	$0.35	$0.45	$0.10	28.57%
10/20/04	$0.36	$0.47	$0.11	30.56%
10/21/04	$0.35	$0.47	$0.12	34.29%
10/22/04	$0.35	$0.46	$0.11	31.43%
10/25/04	$0.35	$0.46	$0.11	31.43%
Average	$0.46	$0.55	$0.09	21.13%

Following Canterbury’s recent delisting by the Nasdaq Stock Market, the issues above were exacerbated, making it even more difficult for Canterbury’s shareholders to sell shares of Canterbury’s common stock on any reasonable basis as to either the number of shares needed to be sold or as to the price that could be received as a result of any such sale.

Canterbury believes that in recent years the public marketplace has had less interest in public companies with a small market capitalization and a limited amount of securities available for trading in the public marketplace.  The board of directors believes it is doubtful that our common stock would ever achieve significant market value with an active and liquid market.  The realization that our common stock might not in the foreseeable future achieve significant market value has caused the board of directors to conclude that Canterbury is not benefiting from being a public company, and that it would be in the best interest of Canterbury and its shareholders for Canterbury to be privately held.

In addition, Canterbury has experienced annual losses of $7,159,855 for 2001, $2,017,851 for 2002, $4,054,994 for 2003 and $1,385,726 for the nine months ended August 31, 2004.  These losses have significantly reduced Canterbury’s borrowing facility.  If Canterbury remained public, there would be no assurance that Canterbury would be capable of funding its operations, especially considering the costs of remaining public that are scheduled to be increased due to the on-going substantial requirements of the Sarbanes-Oxley Act of 2002, as well as the continuing costs of audit, legal fees, transfer fees and similar fees associated with compliance with the rules and regulations applicable to a public company.  In addition, substantial management time currently committed to the requirements of a public company could be committed to Canterbury’s operations.

The purpose of the proposed transaction is to cash-out the equity interests in Canterbury of the holders of common stock not affiliated with CCG at a price determined to be fair by the entire board of directors.  The transaction will allow Canterbury

•

to permit cashed-out shareholders to receive cash for their shares without having to pay brokerage commissions;

•

to relieve Canterbury of the administrative burden and increasing costs associated with filing reports and otherwise complying with the requirements of registration under the Exchange Act by deregistering its common stock under the Exchange Act;

•

to decrease the expense and burden of dealing with Canterbury’s high number of shareholders holding small positions in Canterbury’s stock; and

•

to increase management’s flexibility to consider and initiate actions that may produce long-term benefits and growth.

Canterbury incurs direct and indirect costs associated with compliance with the SEC’s filing and reporting requirements which are imposed on public companies.  We expect that these costs will increase in the future.  Canterbury also incurs substantial indirect costs as a result of the executive time spent to prepare and review such filings with its attorneys and auditors.  These indirect costs can also be substantial.

The basis for the estimated amount of annual savings if Canterbury ceased to be a public company was determined by reviewing actual related expenses for Fiscal 2004 and then extrapolating them based on known changes in Fiscal

2005.  Not included in the estimate was the inputted cost of management time in the corporate office in managing a public company, or the anticipated increase in future audit fees based on the escalating compliance as a result of the Sarbanes-Oxley legislation.  The following list summarized the annual cost savings for Canterbury:

Item	Annual Expense
Audit and quarterly reviews	$95,000
Special accounting research	5,000
Director fees	32,000
NASDAQ annual fee	17,500
SEC attorney	30,000
Press releases	6,000
Transfer agent	5,000
Annual meeting/investor relations	6,000
Corporate administrative salary	45,000
Total	$241,500

The principal advantages to Canterbury of remaining a public company include the possibility of raising capital through the sales of securities in a public offering in the future or to acquire other business entities using stock as the consideration for any such acquisition.  However, Canterbury does not anticipate that it will be able to make use of these strategies in the foreseeable future.  Accordingly, the board believes that any advantages of remaining a public company are outweighed by the disadvantages.

The proposed going private transaction was structured as a merger after both CCG and Canterbury studied and rejected a tender offer approach.  A tender offer would have been more expensive and much more time consuming for Canterbury to attempt, and there would have been no assurance that Canterbury would have been successful in reducing the number of public shareholders to less than 300 to permit the termination of Canterbury’s registration with the SEC.

CCG, its affiliates and Canterbury also considered other alternatives to accomplish the stated purpose of saving money.  They considered closing some or all of its existing subsidiaries, but rejected this alternative for the time being, since this option would be costly and would further reduce Canterbury’s net worth and make it even more difficult for Canterbury to attempt to return to profitability.  Canterbury also considered further layoffs, or further office lease negotiated give ups, but rejected these possibilities, since the Board of Directors felt Canterbury could not afford to lose more key workers or be able to provide its services to its customers in any less space.

Recommendation of the Board of Directors; Fairness of the Transaction Proposal

When reviewing the deteriorating financial condition and performance over the past three years, the Board determined that, based on current prospects and market dynamics, the near term outlook for Canterbury would not change appreciably.  In the opinion of the Board, this recent trend would not bode well for increasing shareholder value.  By locking into a fair price for non-affiliated shareholders ($0.40 per share), eliminating the significant cost and effort of being a very small public company and redirecting resources toward increasing sales, the Board feels this would be the most prudent direction for Canterbury to take at this time.

The board of directors unanimously determined that the transaction is fair to, and in the best interests of, Canterbury and its shareholders, including shareholders who will receive cash as well as those who will retain their shares of common stock after the transaction.  The board of directors also believes that the process by which the transaction is to be approved is fair.  The board of directors unanimously recommends that the shareholders vote for approval of the transaction.  This recommendation follows approval of the transaction by the special committee, whose members are not employees of Canterbury.

Each member of the board of directors and each executive officer of Canterbury has advised Canterbury that he or she intends to vote their shares in favor of the transaction.  As of January 21, 2005, the directors and executive officers of Canterbury beneficially owned a total of 803,782 shares of Canterbury’s common stock, or approximately 27.10% of the total shares entitled to vote at the Special Meeting.

As described above, the board considered numerous factors, discussed in further detail below, in reaching its conclusion as to the fairness of the transaction to our shareholders, including both affiliated and unaffiliated shareholders.  The board did not assign any specific weights to the factors listed below.  Moreover, in their considerations, individual directors may have given differing weights to different factors.

CCG and its affiliates, due to the overlap with Canterbury’s board of directors, had considered the same factors and analysis, as described in this section, in reaching their conclusion as to the fairness of the transaction to our shareholders, including both affiliated and unaffiliated shareholders.  The members of the CCG buying group have adopted the analysis and conclusions of the board of directors.

In reaching its determination that the Merger Agreement and the transactions contemplated thereby are in the best interests of the shareholders and recommending that the shareholders vote to approve the Merger Agreement, the special committee and the Board of Directors of Canterbury, and CCG and its affiliates, considered the factors listed below.  These factors support the determination that the transaction is fair to unaffiliated security holders.  The Board of Directors of Canterbury, and CCG and its affiliates believe this is still true after considering the fact that the transaction does not require the approval of a majority of unaffiliated security holders, and the special committee did not retain an unaffiliated representative to act solely on behalf of the unaffiliated security holders.

Market Price Considerations. The Board of Directors of Canterbury considered current information with respect to the shares, including financial market conditions and historical market prices, volatility and the recent trading activity of the shares, based upon a dearth of market makers, low trading volume, a high percentage spread between bid and ask, average bid prices and that the merger consideration to be received by the shareholders in the merger represented a significant premium over the market price of Canterbury’s common stock before the merger announcement.

In reaching its conclusion that the merger consideration represented a significant premium, the board of directors considered the price a selling stockholder was reasonably likely to obtain based upon a 1,000 or 5,000 share ($250 or $2,000) sell order.  The board then assumed that more than one shareholder might have the need to sell this number of shares on any given day.  Based upon minimum assumptions -- the lack of liquidity in Canterbury’s trading markets and the trading history of the common stock during October 2004 – it was determined that the price per share would fall substantially below $0.40 per share, even if a minimal number of our shareholders needed their money.  In addition, the average closing bid price was indeed below $0.40 per share prior to the announcement of the going private transaction.  The specific time period was selected simply because it was the most current time period just prior to the proposal of merger and the subsequent announcement.

The table (data obtained from NASDAQ) below presents the closing bid prices of Canterbury common stock from October 1 to October 31, 2004, which was the one-month period prior to the announcement of the proposal to go private at $0.40 per share in cash.  The average closing bid price was $0.37 for that time period.

Date	Closing Bid Price
10/1/2004	$0.47
10/4/2004	$0.43
10/5/2004	$0.45
10/6/2004	$0.44
10/7/2004	$0.36
10/8/2004	$0.36
10/11/2004	$0.35
10/12/2004	$0.36
10/13/2004	$0.36
10/14/2004	$0.36
10/15/2004	$0.36
10/18/2004	$0.36
10/19/2004	$0.35
10/20/2004	$0.36

10/21/2004	$0.35
10/22/2004	$0.35
10/25/2004	$0.35
10/26/2004	$0.35
10/27/2004	$0.35
10/28/2004	$0.33
10/29/2004	$0.36
Average	$0.37

Additional information on the trading history of the common stock is included in “—Background of the Transaction” above.

Potential Delisting from Nasdaq.  At the time that it was considering the proposal from the CCG group, Canterbury had received notices from Nasdaq that its shares could be delisted for two separate reasons in December 2004.  Additional information on these notices is included in “—Background of the Transaction” above.  The board of directors determined that a delisting would significantly curtail the ability of Canterbury’s shareholders to receive fair value for their shares.

The forthcoming delisting from the Nasdaq Stock Market was a significant factor in the Board of Directors and the Special Committee’s determination that the price of $0.40 per share in cash was fair to those holders of Common shares other than those affiliated with CCG.  Canterbury’s common stock was not liquid at best, even while it was listed on Nasdaq.  Once removed from Nasdaq visibility, it was logical to assume that liquidity would suffer further, making it even more difficult for a selling shareholder to find a buyer for his stock, let alone get a price in excess of $0.40 per share.

Market Information Regarding Publicly Held Shares. The Board of Directors of Canterbury considered historical market prices and trading information with respect to the shares and a comparison of these market prices and trading information with those of selected publicly held companies operating in industries similar to that of Canterbury and the sales, earnings and price to earnings multiples at which the shares and the securities of these other companies trade.

Opinion of vFinance Investments, Inc. that the Price is Fair. The Board of Directors of Canterbury and the special committee considered the financial advice of vFinance and its opinion to the effect that, as of the date of such opinion and based upon and subject to the assumptions, factors and limitations set forth therein, the consideration to be received by holders of Company’s common stock in the merger was fair, from a financial point of view, to such holders. This opinion was expressed after reviewing with the special committee of the Board of Directors of Canterbury various financial criteria used in assessing the transaction and was based on various assumptions and subject to various limitations.  Additional information on the opinion of vFinance is included in “—Opinion of the Financial Advisor” below

Alternative Transactions. The Board of Directors considered that the Merger Agreement under certain circumstances permits Canterbury to engage in negotiations with, or to furnish information to, third parties proposing an alternative transaction, as well as the possible effects of the provisions regarding termination fees and payment of CCG’s expenses, allowing the Board of Directors to exercise its fiduciary duties under Pennsylvania law.

The Board determined that it would absolutely consider any valid offers that it received at any time prior to signing a definitive agreement.  It was the ultimate determination of the Board that it should accept this offer rather than run the risk of losing the offer and not having any other viable alternative that would be in the best interests of the shareholders.

No Unusual Conditions to the Original Offer and the Merger. The Board of Directors considered the likelihood that the merger would be consummated, assuming it is approved by the shareholders. In this regard it took into consideration that there are no unusual requirements or conditions to the merger or representations or warranties made by Canterbury in the Merger Agreement, and the fact that CCG has available financial resources to consummate the merger expeditiously thereby minimizing execution risks.

Immediate Liquidity. The Board of Directors considered the fact that historically there has been relatively low trading volume of the publicly held shares and that approving the Merger Agreement would result in prompt and complete liquidity for the shareholders.  As described above, Canterbury’s common stock had a scarcity of trading volume, a limited number of active market makers and a wide and widening percentage spread between bid and ask quotes.  The fact that the stock would trade a low number of shares intra-day, or at the close of trading, at a price of $0.85 or had a high trade of $1.43 on an earlier date was considered irrelevant.  The Board of Directors reasoned that with a large discrepancy between the bid and ask, the fact that 100 or 200 shares or even 500 shares were traded at an asking price of $0.85, that does little for a shareholder who wants to sell any significant number of shares at t he bid price.  The determination that the Board of Directors had to make was what price any selling shareholders could expect to receive if they wished to sell their Canterbury stock at the present time -- and how many shares the market could accommodate.  The Board of Directors and the Special Committee concluded that $0.40 was fair to unaffiliated shareholders.

The Board of Directors and the Special Committee also considered the lack of other offers (cash or otherwise) for Canterbury’s stock.  There being no other interest in Canterbury as a whole, or in its subsidiaries individually, the determination, once again, was that the $0.40 price per share in cash was fair.

No Participation in Future Growth. The Board of Directors considered that shareholders who will receive in the merger, without interest, an amount equal to $0.40 per share in cash, will be precluded from having the opportunity to participate in the future growth prospects of Canterbury. However, the Board of Directors noted that upon consummation of the merger, shareholders will not be exposed to the possibility of future declines in Canterbury’s assets or in the price at which the shares trade, or any lack of liquidity.

The special committee and the Board of Directors of Canterbury considered its belief that the merger consideration, under all the relevant circumstances, reflects the fair value of the shares, based on the special committee’s and the Board of Directors’ familiarity with Canterbury’s business, financial condition, results of operations, business strategy, and future prospects, as well as the nature of the markets in which Canterbury operates and the quality of its management team.

As the Canterbury Board of Directors (and subsequently, the Special Committee) reviewed the recent operating performance of Canterbury; its declining financial position and Canterbury’s future prospects, it was clear that there were few positive possibilities that could lead to any significant increase in shareholder value through appreciation of Company’s assets or due to an increase in the market value of Canterbury common stock.

Fiscal 2004 was the fourth consecutive loss year for Canterbury.  During that four-year period, the cumulative net loss totaled $14,634,000.  Stockholders equity declined by $14,859,000 from November 30, 2000 to November 30, 2004.  Annual consolidated revenues have declined from $30,033,000 in Fiscal 2002 to $19,985,000 in Fiscal 2004.  Other than an increase in revenues for one of our subsidiaries (USC/Canterbury), there were no significant improvements seen or foreseeable in the scope of the business operation or in profit margins related to Canterbury’s sales volume.

The two business segments that Canterbury operates in – corporate training and hardware resale have not performed well in recent years.  Increased pressure on operating margins has caused Canterbury to reduce overhead through personnel reductions and facility closures.  The management team has focused its efforts on reducing overhead and attempting to apply efficiencies to the support and delivery cost structure; thus far Canterbury has not been able to dramatically increase revenues in its training and consulting segments.  These segments provide the highest margin profits and until their revenues can be substantially increased it will be extremely difficult for Canterbury to achieve sustained profitability.

The analysis of revenue, net income and earnings (loss) per share on a quarterly basis for the past two years and nine months was a factor considered by the Board in its fairness determination.  The information included in this analysis was derived from previously filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Based upon the foregoing the Board of Directors and Special Committee determined that the $0.40 per share in cash offered by CCG was both fair and reasonable.

Opinion of the Financial Advisor

The following is a summary of vFinance Investments, Inc. fairness opinion and the methodology that vFinance used to render its opinion. The full text of the opinion sets forth the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken, by vFinance and is attached as Annex B to this Proxy Statement and incorporated in this Proxy Statement by reference. We encourage you to read carefully the vFinance opinion in its entirety.

Under the terms of an engagement letter, dated October 15, 2004, the Company retained vFinance Investments, Inc. to provide financial advisory services and a financial fairness opinion to the Board in connection with a possible business combination transaction involving the Company.  At the meeting of the Board held on November 16, 2004, vFinance delivered its opinion to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, matters considered and limits on the review undertaken by vFinance, the consideration to be received by holders of Company Common Stock in the Merger was fair, from a financial point of view, to that shareholders that are unaffiliated with CCG. The opinion was confirmed by delivery of a written opinion dated November 8, 2004.

Canterbury provided vFinance Investments with a consolidated income statement forecast for three years (2005-2007).  The forecast was based on current sales trends and cost structure.  It was also assumed that the technology market would remain stable or improve slightly with no downturn projected.  It was also assumed that there would be sufficient working capital available to Canterbury to execute its business plan for the full three years.

In developing its opinion, vFinance, among other things:

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reviewed publicly available financial information and other data with respect to Canterbury, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2003, its Quarterly Report on From 10-Q for the period ended August 31, 2004; certain reports on material events filed on Forms 8-K;

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other relevant financial and operating data relating to Canterbury made available to vFinance by Canterbury’s management;

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reviewed information regarding the trading market for Canterbury’s common stock and the price range within which the stock has traded;

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reviewed and analyzed certain publicly available business and financial information relating to Canterbury as well as certain financial forecasts and other information on Canterbury provided by management;

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analyzed the consideration to be paid as set forth in the proposed going private transaction in relation to, among other things, current and historical market prices of Canterbury common stock;

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compared the results of operations, market value, valuation multiples and publicly reported financial conditions of Canterbury with similar information for certain other publicly traded companies which it deemed to be relevant;

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took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations;

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had discussions with members of Canterbury’s management regarding past and current business operations, financial condition, the background of the proposed going private transaction, the reasons and basis for the transaction, and the business and future prospects of Canterbury, as well as other matters relevant to its inquiry; and

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conducted such other studies, analysis and investigations particularly of the Systems Integration industry, and considered such other information as it deemed appropriate, the material portion of which is described below.

The analysis of vFinance Investments sought to identify both private and public companies that could be deemed to be comparable, in its opinion, to Canterbury based on the following criteria:

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products and services offered;

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size of the market capitalization; and

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revenues.

The preparation of a fairness opinion involved various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances.  Therefore, such an opinion is not readily susceptible to summary description.  Each of the analyses conducted by vFinance was carried out in order to provide a different perspective on the transaction and add to the total mix of information available.  vFinance did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view.  Rather, in reaching its conclusion, vFinance considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole.  vFinance did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination.  Accordingly,  vFinance believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion.

For the fairness opinion, Canterbury paid $15,500 to vFinance Investments.  Canterbury’s board of directors had instructed vFinance Investment to render an opinion as to whether, on the date of such opinion, the consideration in the transaction is fair, from a financial point of view, to the shareholders of the Company.  Neither Canterbury’s board of directors nor the special committee imposed any limitations on vFinance Investments in preparing its report.  In addition, vFinance Investments did not recommend the amount of consideration to be paid in the transaction.   There has been was no material relationship between Canterbury, or any of its affiliates, and vFinance Investments, or any of its affiliates during the past two years, other than the current engagement, nor is any such relationship being contemplated.

Shareholders may examine and copy the vFinance Investments report during normal business hours at the offices of the Company, 352 Stokes Road, Suite 200, Medford, New Jersey  08055.

Source of Funds

In order to fund the proposed merger, CCG raised $665,000 in a private placement of preferred stock with various accredited investors.  All of the consideration to be paid to the shareholders who will receive cash in the merger will be from this one source.  No Canterbury funds will be used as consideration in this transaction.

There were no material conditions associated with the private placement of CCG preferred stock.  No alternative financing plans are necessary due to the fact that the funds have already been raised and are now in an interest bearing Certificate of Deposit awaiting shareholder approval for the merger.  There were no funds borrowed as part of this transaction.

Canterbury estimates that CCG will pay approximately $561,000 in cash to those shareholders that are not affiliated with CCG upon the closing of the merger.

Certain Effects of the Transaction

The transaction will have various effects on Canterbury, as described below.

Reduction in the Number of Shareholders and the Number of Outstanding Shares.  The transaction will reduce the number of record shareholders from approximately 386 to approximately 15.  In addition, the number of outstanding shares of common stock will decrease from 2,965,822 to approximately 1,562,766.

Transfer of Book Value.  Because (i) the price to be paid to shareholders that are not CCG or affiliates of CCG will be $0.40 per share, (ii) the number of shares of common stock expected to be cashed-out as a result of the transaction is estimated to be approximately 1,400,000, (iii) the total cost to Canterbury (including expenses) of effecting the transaction is expected to be approximately $88,600, and (iv) at November 30, 2004, aggregate tangible shareholders' equity in Canterbury was approximately $5,138,000, or $2.61 per share, we expect that, as a result of the transaction:

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aggregate tangible shareholders' equity of Canterbury as of November 30, 2004, will be increased from approximately $5,138,000 on a historical basis to approximately $5,404,000 on a pro forma basis;

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the tangible book value per share of common stock as of November 30, 2004, will be increased from $2.61 per share on a historical basis to approximately $3.45 per share on a pro forma basis (as the result of affiliates converting subordinated debt into common stock); and

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Net income per share of common stock (including non-recurring income and expenses) for the year ended November 30, 2004, will decrease from a loss of $(.71) on a historical basis to a loss of approximately $(.84) on a pro forma basis

Termination of Exchange Act Registration.  Our common stock is currently registered under the Exchange Act.  We plan to terminate this registration if our common stock is no longer held by 300 or more shareholders of record.  Termination of registration of our common stock under the Exchange Act would substantially reduce the information we are required to furnish to our shareholders and to the SEC.  It would also make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, proxy statement disclosure in connection with shareholder meetings and the related requirement of an annual report to shareholders, no longer applicable to Canterbury.  Accordingly, we estimate it will eliminate costs and expenses associated with continuance of the Exchange Act registration, estimated at approximately $241,500 a year.  We intend to apply for such termination as soon as practicable following completion of the transaction.

In the event the registration of our common stock is terminated under the Exchange Act, executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16.

Effect on Market for Shares.  There will no longer be a trading market for Canterbury’s common stock.

Tax Consequences.  There will be no federal tax consequences on CCG or any other filing persons (affiliates).  However, Canterbury will have an annual limitation on NOL utilization based on the greater than 50% change of ownership as of the date of merger.  The annual limitation would be calculated by applying the federal long term tax exempt rate (currently 4.27% as of January 2005) to the total value of Canterbury shares based on the proposed merger transaction.  Total Canterbury common stock outstanding is 2,965,822 shares.  At $0.40 per share, the value is calculated at $1,186,329.  Applying the federal long term tax exempt rate of $4.27% this amount, the annual federal NOL utilization would be limited to $50,600.

Governing Documents.  Upon consummation of the merger, the Articles of Incorporation of Canterbury shall be the Articles of Incorporation of the Surviving Corporation and the Bylaws of Canterbury shall be the Bylaws of the Surviving Corporation. At the Effective Time of the merger, the members of the Board of Directors of Canterbury shall resign and the Board of Directors of CCG shall become the members of the Board of Directors of the Surviving Corporation and the current officers of Canterbury shall become the officers of the Surviving Corporation. All agreements, arrangements or understandings with management of Canterbury regarding any contracts with Canterbury shall continue in the ownership of the Surviving Corporation.

Effect of the Transaction on Shareholders

Cashed-Out Shareholders.  Shareholders who are not CCG or an affiliate of CCG will, upon consummation of the transaction:

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receive $0.40 in cash, without interest, per share;

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no longer have any equity interest in Canterbury and therefore will not participate in its future potential earnings or growth, if any, nor face the risk of losses generated by Canterbury’s operations or any decrease in the value of Canterbury;

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not be entitled to share in any premium that might be payable by an unrelated third-party acquiror of all of the shares of Canterbury’s common stock in a sale transaction, if any, occurring after the consummation of the merger, although no such transactions are contemplated;

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other than upon the exercise of stock options that have previously been or may in the future be granted by Canterbury, not be able to re-acquire an equity interest in Canterbury unless they purchase shares from the remaining shareholders, although Canterbury does not anticipate that the remaining shareholders will transfer their shares to third parties; and

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be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the transaction.

Remaining Shareholders.  Potential effects on shareholders who are CCG and its affiliates, and who will remain as shareholders of Canterbury after the transaction, include:

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Reduced reporting requirements for officers and directors.  The directors and executive officers will no longer be subject to the reporting and short-swing profit provisions under the Exchange Act with respect to changes in their beneficial ownership of Canterbury common stock;

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Increased book value per share.  The tangible book value per share of common stock as of November 30, 2004, will be increased from $2.61 per share on a historical basis to approximately $3.45 per share on a pro forma basis (as the result of affiliates converting subordinated debt into common stock);

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Effect on net income per share.  Net income per share of common stock (including non-recurring income and expenses) for the year ended November 30, 2004, will decrease from a loss of $(.71) on a historical basis to a loss of approximately $(.84) on a pro forma basis;

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Decreased liquidity.  The liquidity of the shares of common stock held by shareholders may be further reduced by the transaction due to the termination of the registration of the common stock under the Exchange Act.  Any trading in our common stock after the transaction will only occur in privately negotiated sales; and

Fees and Expenses

All expenses for the transaction will be shared properly by each party.  CCG will pay for its own legal and any filing expenses incurred as part of this transaction, while Canterbury paid or will pay for the fairness opinion, legal expense, filing fees and proxy filing.

The following table itemizes the estimated expenses incurred or estimated to be incurred in connection with the merger for both Canterbury and CCG:

Cost	Canterbury	CCG
Fairness Opinion	$15,500	$ 0
Legal fees	30,000	10,000
Accounting fees	5,000	2,000
Filing fees	100	500
Printing/Solicitation costs	38,000	0
Total	$88,600	$12,500

Anticipated Accounting Treatment

The accounting treatment of the merger will comply with FASB 141 (Business Combinations) by utilizing the purchase method of accounting for the transaction. It will be handled as the purchase of a minority interest of the non-affiliate shareholders of Canterbury.

Regulatory Matters Relating to the Transaction

Canterbury is not aware of any federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the merger other than the filing with the Securities and Exchange Commission of this Proxy Statement, compliance with applicable federal securities laws and regulations and the filing of the Articles of Merger with the Pennsylvania Secretary of State.

Dissenters’ Rights

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under Pennsylvania Business Corporation Law (the “PBCL”), referred to as the PBCL, and is qualified in its entirety by the full text of Section 1930 and Subchapter D of Chapter 15 of the PBCL, which is referred to as Subchapter D.  Subchapter D is reprinted in its entirety in Annex E to this proxy statement.  Any Canterbury shareholder who desires to exercise his or her dissenters’ rights should review carefully Subchapter D and is urged to consult a legal advisor before electing or attempting to exercise their rights.  All references in Subchapter D to a “shareholder” and in this summary to a “Canterbury shareholder” or a “holder of Canterbury’s common stock” are to the record holder of shares as to which dissenters’ rights are asserted.

Subject to the exceptions stated below, holders of Canterbury’s common stock who comply with the applicable procedures summarized below will be entitled to dissenters’ rights under Subchapter D.  Voting against, abstaining from voting or failing to vote on approval and adoption of the proposed merger will not constitute a demand for appraisal within the meaning of Subchapter D.

Canterbury shareholders electing to exercise dissenters’ rights under Subchapter D must not vote for approval of the proposed merger.  A vote by a shareholder against the proposed merger is not required to exercise dissenters’ rights.  However, if a shareholder returns a signed proxy but does not specify a vote against the proposed merger or a direction to abstain, the proxy, if not revoked prior to the Meeting, will be voted for approval of the proposed merger, which will have the effect of waiving that shareholder’s dissenters’ rights.

What Are Dissenters’ Rights? Canterbury shareholders who follow the procedures of Subchapter D will be entitled to receive from Canterbury the fair value of their shares, immediately before the completion of the merger.  Fair value takes into account all relevant factors but excludes any appreciation or depreciation in anticipation of the merger.  Canterbury shareholders who elect to exercise their dissenters’ rights must comply with all of the procedures to preserve those rights.

Shares Eligible for Dissenters’ Rights.  Generally, if you chose to assert your dissenters’ rights, you must dissent as to all of the shares you own.  The PBCL distinguishes between record holders and beneficial owners.  You may assert dissenters’ rights as to fewer than all the shares registered in your name only if you are not the beneficial owner of the shares with respect to which you do not exercise dissenters’ rights.

Record Holder Who is Not the Beneficial Owner.  A record holder may assert dissenters’ rights on behalf of the beneficial owner.  If you are a registered owner and you wish to exercise dissenters’ rights on behalf of the beneficial owner, you must disclose the name and address of the person or persons on whose behalf you dissent.  In that event, your rights shall be determined as if the dissenting shares and the other shares were registered in the names of the beneficial holders.

Beneficial Owner Who is Not the Record Holder.  A beneficial owner of Canterbury’s common stock who is not also the record holder, may assert dissenters’ rights.  If you are a beneficial owner who is not the record holder and you wish to assert your dissenters’ rights you must submit a written consent of the record holder to the Secretary of Canterbury prior to the vote, but in no event later than the Special Meeting.  You may not dissent with respect to some but less than all shares you own.

Dissenters’ Rights Procedures

Notice of Intention to Dissent.  If you wish to exercise your dissenters’ rights, you must follow the procedures set forth in Annex E.  You must file a written notice of intention to demand the fair value of your shares with the Secretary of Canterbury prior to the vote, but in no event later than the Meeting.  You must not make any change in your beneficial ownership of Canterbury shares from the date you file the notice until the effective date of the merger.  You must refrain from voting your shares for the adoption of the merger agreement.

Notice of Approval.  If the Canterbury shareholders approve the merger, Canterbury will mail a notice to all dissenters’ who filed a notice of intention to dissent prior to the vote on the merger proposal and who refrained from voting for the adoption of the merger.  Canterbury expects to mail the notice of approval promptly after the merger.  The notice of approval will state where and when a demand for payment must be sent and where the certificates for eligible shares must be deposited in order to obtain payment.  The notice of approval will also supply a form for demanding payment which includes a request for certification of the date on which the holder, or the person on whose behalf the holder dissents, acquired beneficial ownership of the shares.  The demand form will be accompanied by a copy of Subchapter D.

If you assert your dissenters’ rights, you must ensure that Canterbury receives your demand form and your certificates on or before the demand deadline.  All mailings to Canterbury are at your risk.  Accordingly, Canterbury recommends that your notice of intention to dissent, demand form and stock certificates be sent by certified mail only, by overnight courier or by hand delivery.

If you fail to file a notice of intention to dissent, fail to complete and return the demand form, or fail to deposit stock certificates with Canterbury, each within the specified time periods, you will lose your dissenters’ rights under Subchapter D.  You will retain all rights of a shareholder, or beneficial owner, until those rights are modified by completion of the merger.

Payment of Fair Value by Canterbury.  Upon timely receipt of the completed demand form, the PBCL requires Canterbury to either: remit to dissenters’ who complied with the procedures, the amount Canterbury estimates to be the fair value for such dissenting shares; or give written notice that no such remittance will be made.

Canterbury will determine whether to make such a remittance or to defer payment for such shares until completion of the necessary appraisal proceedings.  Canterbury may consider the number of shares, if any, with respect to which shareholders dissented and any objections that may be raised with respect to the standing of the dissenting shareholder.

The remittance or notice will be accompanied by: (i) the closing balance sheet and statement of income of Canterbury for the fiscal year ended November 30, 2003 and the latest available interim financial statements; (ii) a statement of Canterbury’s estimate of the fair value of the shares; and (iii) notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of Subchapter D.

Return of Deposited Certificates.  If Canterbury does not remit the amount of its estimate of the fair value of the shares, it will return any deposited certificates with a notation that a demand for payment in accordance with Subchapter D has been made.  If shares carrying this notation are transferred after that, each new certificate issued may bear a similar notation, together with the name of the original dissenting holder or owner of such shares.  A transferee of such shares will not acquire by this transfer any rights in Canterbury other than those which the original dissenter had after making demand for payment of their fair value.

Dissenting Shareholders Estimate of Fair Value.  If Canterbury gives notice of its estimate of the fair value of your shares, without remitting this amount, or remits payment of its estimate of the fair value of your shares and you believe that the amount remitted or stated is less than the fair value of such shares, you may send to Canterbury your own estimate of the fair value of the shares.  Such estimate shall be deemed a demand for payment of the amount of the deficiency.  If you do not file a holder’s estimate within 30 days after the mailing by Canterbury of its remittance or notice, you will only be entitled to the amount stated in the notice or remitted to you by Canterbury .

Resort to Court for Relief.  If, after the later of, 60 days after the completion of the merger or after the timely receipt of any holder’s estimate, demands remain unpaid, Canterbury may file an application for relief, requesting the court determine the fair value of the shares.  There is no assurance to you that Canterbury will file this application.

In the court proceeding, all dissenters, wherever residing, whose demands have not been settled will be made parties to any such appraisal proceeding.  The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value.  Each dissenter made a party will be entitled to recover an amount equal to the fair value of the dissenter’s shares, plus interest, or if Canterbury previously remitted any amount to the dissenter, any amount by which the fair value of the dissenter’s shares is found to exceed the amount previously remitted, plus interest.

If Canterbury fails to file an application for relief, any dissenter who made a demand and who has not already settled his or her claim against Canterbury may file an application for relief in the name of Canterbury any time within 30 days after the later of the expiration of the 60-day period after the merger or the timely receipt of any holder’s estimate.  If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid Canterbury’s estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

Costs and Expenses of Court Proceedings.  The costs and expenses of the court proceedings, including the reasonable compensation and expenses of the appraiser appointed by the court, will be determined by the court and assessed against Canterbury.  The court may, however, apportion and assess any part of the costs and expenses of court proceedings as it deems appropriate against all or some of the dissenters’ who are parties and whose action in demanding supplemental payment the court finds to be in bad faith.  If Canterbury fails to comply substantially with the requirements of Subchapter D, the court may assess fees and expenses of counsel and of experts for the parties as it deems appropriate against Canterbury and in favor of any or all dissenters.  The court may assess fees and expenses of counsel and experts against either Canterbury or a dissenter, if the court finds that a party acted in bad faith.  If the court finds that the services of counsel for any dissenter substantially benefited other dissenters’ similarly situated and should not be assessed against Canterbury, it may award counsel reasonable fees to be paid out of the amounts awarded to the dissenters’ who benefited.

No Right to an Injunction.  Under Pennsylvania corporate law, a Canterbury shareholder has no right to obtain, in the absence of fraud or fundamental unfairness, an injunction against the merger proposal, nor any right to valuation and payment of the fair value of the holder’s shares because of the merger proposal, except to the extent provided by the dissenters’ rights provisions of Subchapter D.  Pennsylvania corporate law also provides that, absent fraud or fundamental unfairness, the rights and remedies provided by Subchapter D are exclusive.

SPECIAL MEETING

General

This solicitation of proxies is made on behalf of the Board of Directors of Canterbury. This proxy statement is first being mailed by Canterbury to the shareholders on or about ________ __, 2005 and is accompanied by the notice of the Special Meeting and a form of proxy for use at the Special Meeting. The Special Meeting will be held on ________ __, 2005, at 10:00 a.m. (EST) at the Braddock’s Restaurant, 39 South Main Street, Medford, New Jersey  08055.

Matters to be Considered

The purposes of the Special Meeting are to consider and vote upon the approval of the Merger Agreement, and to consider and vote upon any other matters that may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

Proxy

Shares owned by a shareholder can only be voted at the Special Meeting if that shareholder is present at the Special Meeting or represented by proxy. Shareholders are encouraged to vote by proxy whether or not they plan to attend the Special Meeting.

Record Date

Shareholders as of the close of business on December __, 2004, are entitled to vote. As of December __, 2004, approximately __________ shares were outstanding and eligible to vote at the Special Meeting. Each share is entitled to one (1) vote on the matters presented at the Special Meeting. A list of shareholders eligible to vote will be available at the offices of Canterbury, 352 Stokes Road, Suite 200, Medford, NJ  08055 beginning ________ __, 2005. Shareholders may examine this list during normal business hours for any purpose relating to the Special Meeting. The proxy card represents all of the shares registered to each shareholder’s account.

Quorum

The Special Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. “Broker non-votes” occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners by the date in the voting instructions received from the shareholder’s broker. On non-routine matters, such as the approval of the Merger Agreement, nominees cannot vote, therefore there is a so-called “broker non-vote” on that matter.

Vote Required for Approval

The affirmative vote, in person or by proxy, of the holders as of the record date of a majority of the voting power of the outstanding shares of common stock of Canterbury is required for the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the Merger Agreement and the transactions contemplated by the Merger Agreement. The holders of Canterbury’s common stock will be entitled to one (1) vote for each share they hold. Because the merger must be approved by a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as votes against approval of the Merger Agreement. Accordingly, the Board of Directors of Canterbury urges shareholders to either complete, date and sign the accompanying proxy and return it promptly in the enclosed, postage-paid envelope or to attend the Meeting in person.

Counting of Votes

Canterbury’s Assistant Secretary will tally the vote and will act as the Inspector of Elections.

Confidentiality

Proxies, ballots and voting tabulations are available for examination only by the Inspector of Elections. Individual shareholders’ votes will not be disclosed to the Board of Directors of Canterbury or to management of Canterbury except as may be required by law.

Other Matters

The Board of Directors of Canterbury knows of no matters other than those referred to in this Proxy Statement that will be presented for shareholder action at the Special Meeting. If, however, other matters are properly presented at the Special Meeting or any adjournments or postponements thereof, the Board of Directors of Canterbury intends that the persons named as proxy appointees will vote upon such matters as recommended by the Board of Directors of Canterbury or, if no recommendation is given, in accordance with their best judgment (unless the authorization to use such discretion is withheld). The grant of a proxy will also confer discretionary authority on the persons named in the proxy to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

Proposal for Adjournment

Canterbury has included an additional proposal with respect to the adjournment of the Special Meeting.  It is possible that Canterbury may not receive by the Special Meeting a sufficient number of votes to (i) constitute a quorum for the conduct of business or (ii) approve one or more proposals being presented.  In either event, Canterbury would consider adjourning the Special Meeting to a later date or dates in order to permit the further solicitation of proxies.  Accordingly, Canterbury is submitting the question of adjournment to its shareholders as a separate proposal for their consideration, if necessary, in order to allow proxies that Canterbury has received at the time of the Special Meeting to be voted for an adjournment.

Upon any adjournment of the Special Meeting, no written notice of such adjourned meeting is required to be given to shareholders if the record date of the Special Meeting will not change and an announcement is made at the Special Meeting of the place, date and time to which the Special Meeting is adjourned.

PROXIES

Proxy Cards

The Board of Directors of Canterbury is soliciting proxies by which holders of common stock of Canterbury can vote on the proposal regarding the Merger Agreement and the transactions contemplated in the Merger Agreement. Shares of common stock of Canterbury represented by a properly completed proxy card will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed and dated proxy card, that shareholder’s shares will not be voted with respect to the merger or the transactions contemplated by the Merger Agreement (unless voted by the shareholder at the Special Meeting) and that will have the same effect as a vote against approval of the Merger Agreement.

You are urged to mark the box on the proxy card to indicate how your shares are to be voted. If no instructions are given on a properly executed proxy timely received by Canterbury, such proxy will be voted at the Special Meeting FOR the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement. If conflicting instructions are given on a proxy, such proxy will not be counted as a vote cast either for or against such approval and, as a result, will have the same effect as a vote against approval of the proposal.

Solicitation of Proxies

The cost of soliciting proxies and the material used in the solicitation of proxies will be borne by Canterbury. In addition to the use of mail, certain directors, certain officers and certain regular employees of Canterbury may solicit proxies personally by telephone or by facsimile. Such directors, officers and employees will receive no compensation for their solicitation services other than their regular salaries and/or fees. Canterbury may engage an independent proxy solicitation firm to assist in the solicitation of proxies. Canterbury will bear the expenses of any such solicitation on its behalf. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of common stock of Canterbury. Canterbury will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to the beneficial owners of the shares.

How to Revoke Your Proxy

You can revoke your proxy at any time before your proxy is voted at the Special Meeting. You can do that by:

•

Attending the Special Meeting and voting in person;

•

Completing, signing and dating and mailing in a new proxy card (so long as the new proxy card is received before the Special Meeting); or

•

Delivering to the Secretary of Canterbury a written notice of revocation, addressed to Canterbury Consulting Group, Inc., 352 Stokes Road, Suite 200, Medford, NJ  08055.  Attn: Jean Z. Pikus, Secretary. To ensure that a revocation will be effective, Canterbury must receive the revocation before the shares are voted.

The shares represented by proxies properly signed, dated and returned will be voted at the Special Meeting as instructed by the shareholder giving the proxy.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement. This summary is not a complete description and is qualified in its entirety by reference to the Merger Agreement. Capitalized terms not otherwise described in the following shall have the meanings set forth in the merger agreement.

Approval

The Board of Directors of Canterbury unanimously approved the Merger Agreement and the Merger and a representation to that effect is included in the Merger Agreement.

The Merger

Subject to the terms and conditions of the Merger Agreement, as soon as practicable after the approval of the Merger Agreement by the Stockholders and the satisfaction or waiver of the conditions to the Merger, CCG will be merged with and into Canterbury, and Canterbury will be the surviving corporation under Pennsylvania law (the “Surviving Corporation”) and shall continue to be governed by the laws of the Commonwealth of Pennsylvania, and the separate corporate existence of Canterbury shall continue unaffected by the Merger. See “The Merger Agreement— Conditions Precedent to the Merger.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of common or preferred stock of Canterbury or any shares of common or preferred stock of CCG:

o

Each share of common stock of Canterbury, $0.001 par value (the “Company Common Stock”), held by the CCG and its affiliates (the “Remaining Shareholders”) immediately prior to the Effective Time shall continue to be issued and outstanding upon and after the Effective Time and shall represent one share of common stock of the Surviving Corporation.

o

Except with regard to the shares of Company Common Stock held by the Remaining Shareholders, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive $0.40 in cash consideration, without interest. See “The Merger Agreement – The Merger Consideration.” All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect to such shares of Company Common Stock, except the right to receive the Merger Consideration, without interest, upon the surrender of the certificates representing such Stockholder’s shares of Company Common Stock in accordance with the terms and conditions of the Merger Agreement.

o

Any shares of Company Common Stock that are held by Canterbury (or held in Canterbury’s treasury) shall be canceled and no payment or distribution shall be made with respect thereto.

o

Each share of common stock of CCG issued and outstanding immediately prior to the Effective Time shall be cancelled without consideration.

o

Each share of preferred stock of CCG issued and outstanding immediately prior to the Effective Time, if any, shall be converted into one share of preferred stock of the Surviving Corporation, having similar rights, privileges and preferences.

o

Each option issued under Canterbury’s Stock Option Plan or issued outside the Plan which is outstanding and not exercised immediately prior to the Effective Time shall expire and be canceled as of the Effective Time.

Pursuant to the terms of the Merger Agreement, after the Effective Time the Remaining Shareholders shall own one hundred percent (100.0%) of the Surviving Corporation’s common and preferred stock.  Except for the shares of Company Common Stock owned by the Remaining Shareholders, all other shares of Company Common Stock issued and outstanding prior to the Effective Time either will have been canceled or converted into the right to receive the Merger Consideration and subsequently canceled.

The Merger Consideration

Except for those shares of Company Common Stock held by the Remaining Shareholders, all other shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive $0.40 in cash consideration, without interest.

Representations and Warranties

Pursuant to the Merger Agreement, Canterbury has made representations and warranties to CCG, including representations relating to its: due organization; corporate governance documents; capitalization; subsidiaries; authority, non-contravention and approvals; financial statements; absence of undisclosed liabilities; title to assets and properties; legal proceedings; governmental authorizations and compliance with legal requirements; tax matters; books of account; and anti-takeover statutes.

Certain of Canterbury’s representations and warranties are qualified as to “materiality” or having a “Material Adverse Effect” on Canterbury. When used in connection with Canterbury, the term “Material Adverse Effect” means an event, change, or occurrence which, individually or together with any other event, change or occurrence, (i) has or is reasonably likely to have a material adverse effect on the financial condition, results of operations, business, prospects or shareholders equity of Canterbury, (ii) materially impairs the ability of Company to perform its obligations under the Merger Agreement or to consummate the Merger and the other transactions contemplated by the Merger Agreement, or (iii) involves Canterbury and would be materially adverse to the interests of CCG; provided that “Material Adverse Effect” shall not be deemed to include the impact of certain events expressly identified in the Merger Agreement.

Pursuant to the Merger Agreement, CCG has made representations and warranties to Canterbury, including representations relating to its: due organization; authority, capitalization, legal proceedings, and non-contravention and approvals.

The representations and warranties made by each of the parties in the Merger Agreement shall terminate at the completion of the Merger.

Covenants of Canterbury

Pursuant to the Merger Agreement, Canterbury has agreed to comply with various covenants.  Such as:

Access and Investigation. The Merger Agreement requires that through the Effective Time, Canterbury will provide CCG and its representatives with reasonable access to Canterbury’s representatives, personnel, customers and vendors and assets and to all existing books, records, tax returns, work papers and other documents and information relating to Canterbury.

Operation of the Business. The Merger Agreement requires that until the completion of the Merger, Canterbury will operate its business as follows (except as expressly contemplated or permitted by the Merger Agreement, or to the extent that CCG otherwise consents in writing):

o

Canterbury shall conduct its business only in the ordinary course consistent with past practices.

o

Canterbury shall preserve intact its present business organization, employees, goodwill with customers and advantageous business relationships and retain the services of its officers and key employees, and Canterbury shall not:

o

change, delete or add any provision of or to its Articles of Incorporation or Bylaws;

o

change the number of shares of the authorized, issued or outstanding capital stock of Canterbury, including any issuance, purchase, redemption, split, combination or reclassification thereof, or issue or grant any option, warrant, call, commitment, subscription, right or agreement to purchase relating to the authorized or issued capital stock of Canterbury, declare, or set aside or pay any dividend or other distribution with respect to the outstanding capital stock of Canterbury;

o

incur any material liabilities or material obligations, whether directly or by way of guaranty, including any obligation for borrowed money, or whether evidenced by any note, bond, debenture, or similar instrument, except in the ordinary course of business consistent with past practice;

o

make any capital expenditures individually in excess of $10,000, other than pursuant to binding commitments entered into in the ordinary course of business;

o

sell, transfer, convey or otherwise dispose of any real property or interest therein having a book value in excess of or in exchange for consideration in excess of $25,000;

o

pay any bonuses to any executive officer except pursuant to the terms of an enforceable written employment agreement; enter into any new, or amend in any respect any existing, employment, consulting, non-competition or independent contractor agreement with any person; alter the terms of any existing incentive bonus or commission plan; adopt any new or amend in any material respect any existing employee benefit plan, except as may be required by law; grant any general increase in compensation to its employees as a class or to its officers except for non-executive officers in the ordinary course of business and consistent with past practices and policies or except in accordance with the terms of an enforceable written agreement; grant any material increase in fees or other increase in compensation or in other benefits to any of its directors; or effect any change in any material respect in retirement benefits to any class of employees or officers, except as required by law;

o

enter into or extend any agreement, lease or license relating to real property or personal property, relating to Canterbury;

o

acquire the assets or equity securities of any Person or acquire direct or indirect control of any person;

o

take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in the Merger Agreement not being satisfied; or

o

commence any cause of action or proceeding other than in accordance with past practice or settle any action, claim, arbitration, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry or other proceeding against Canterbury for material money damages or restrictions upon any of their operations.

Acquisition Transactions. The Merger Agreement requires that, prior to the closing of the Merger, Canterbury and its representatives shall not directly or indirectly initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any “takeover proposal” (as defined below) by any other party. The Merger Agreement also provides that, except to the extent Canterbury’s Board of Directors has been advised in writing by counsel that the failure to do so could be a breach of its fiduciary duties, none of Canterbury or its representatives shall furnish any non-public information that it is not legally obligated to furnish or negotiate or enter into any agreement or contract with respect to any takeover proposal, and shall direct and use its reasonable efforts to cause its representatives not to engage in any of the foregoing.  Notwithstanding the foregoing limitations, Canterbury may communicate information about such a takeover proposal to its shareholders if and to the extent it is required to do so in order to comply with its legal obligations as advised in writing by counsel. The Merger Agreement provides that Canterbury shall promptly notify CCG in the event that it receives any inquiry or proposal relating to any such transaction.  As used in the Merger Agreement, “takeover proposal” means any proposal for a merger or other business combination involving

Canterbury or for the acquisition of a significant equity interest in Canterbury or for the acquisition of a significant portion of the assets or liabilities of Canterbury.

Proxy Statement. The Merger Agreement requires that this Proxy Statement will, as of its mailing date, comply as to form in all material respects with all applicable laws, including the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

Stockholders Meeting. The Merger Agreement requires that Canterbury shall call and hold a meeting as promptly as practicable after the date of execution of the Merger Agreement for the purpose of voting upon the Merger. The Merger Agreement also requires that Canterbury will, unless the Merger Agreement is terminated in accordance with its terms, through its Board of Directors, recommend to the Stockholders approval of the Merger and will coordinate and cooperate with respect to the timing of the Stockholders Meeting. Subject to the limitations contained in the Merger Agreement and applicable law, the Merger Agreement requires that Canterbury shall use its reasonable best efforts to solicit from the Stockholders proxies in favor of the Merger.

Exemption under Anti-Takeover Statutes.  The Merger Agreement requires Canterbury to use its best efforts to take all steps required to exempt the Merger from any applicable state anti-takeover law.

Amendment of Company Articles of Incorporation.  The Merger Agreement requires Canterbury to amend its Articles of Incorporation prior to the Effective Time to create a class of preferred stock having the same rights, preferences and privileges as the preferred stock of CCG.

Covenants of the Parties

General. The Merger Agreement requires each of the parties to use its commercially reasonable best efforts promptly to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or otherwise, including attempting to obtain all necessary consents, to consummate and make effective, as soon as practicable, the Merger.

Preparation of Proxy Statement  The Merger Agreement requires Canterbury to prepare and file a preliminary Proxy Statement with the Securities and Exchange Commission (“SEC”) and to use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be cleared by the SEC.  The Merger Agreement also requires Canterbury to notify CCG of the receipt of any comments from the SEC or its staff of any request by the SEC or its staff for amendments or supplements to Proxy Statement or for additional information and to supply CCG with copies of all correspondence between Canterbury and the SEC or its staff with respect to the Proxy Statement or the Merger.  The parties agreed to use their reasonable best efforts, after consultation with the other party, to respond promptly to all comments of and requests by the SEC.  The Merger Agreement further provides that Canterbury shall mail the Proxy Statement to its shareholders as promptly as practicable after the Proxy Statement has been cleared by the SEC.  The Merger Agreement also provides that if at any time prior to the approval of this Agreement by Canterbury shareholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Canterbury will prepare and mail to its shareholders such an amendment or supplement.  The Merger Agreement also provides that Canterbury shall not use any proxy material in connection with the meeting of the shareholders relating to CCG without CCG’s prior approval.

Public Statements. The Merger Agreement provides that, except as otherwise required by law or the rules of NASDAQ if Canterbury is still listed on Nasdaq at that time, neither Canterbury nor CCG shall issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by the Merger Agreement without the consent of the other party, which consent shall not be unreasonably withheld. The Merger Agreement also provides that in the event such press release, public statement or public announcement is required by law, the announcing party will give the other party advance notice of such and provide a copy of the proposed release, statement or announcement to the other party.

Conditions Precedent to the Merger

Conditions to Each Party’s Obligation to Complete the Merger: Each party’s obligations to effect the Merger and otherwise consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver at or prior to the closing of the Merger, of each of the following conditions:

o

The Merger shall have been approved by the requisite vote of the shareholders of Canterbury and CCG; and

o

There shall be no actual or threatened causes of action, investigations or proceedings (i) challenging the validity or legality of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement, or (ii) seeking damages in connection with the transactions contemplated by the Merger Agreement, or (iii) seeking to restrain or invalidate the transactions contemplated by the Merger Agreement, which and in the reasonable judgment of either CCG or Canterbury, based upon advice of counsel, would have a Material Adverse Effect with respect to the interests of CCG or Canterbury, as the case may be.

Conditions to Obligations of CCG to Complete the Merger: The obligation of CCG to effect the Merger and otherwise consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or prior to the closing of the Merger, of each of the following conditions:

•

The representations and warranties of Canterbury set forth in the Merger Agreement and in any certificate or document delivered pursuant thereto shall be true and correct in all material respects as of the date of the Merger Agreement and as of all times up to and including the Effective Time of the Merger (as though made on and as of the Effective Time of the Merger except to the extent such representations and warranties are by their express provisions made as of a specified date and except for changes therein contemplated by the Merger Agreement);

•

Canterbury shall have performed in all material respects all covenants, obligations and agreements required to be performed by it under the Merger Agreement prior to the Effective Time;

•

Canterbury will be required to deliver certificates as to the fulfillment of certain conditions precedent;

•

There shall have been no determination by CCG that any fact, event or condition exists or has occurred that, in the good faith judgment of CCG,

•

would have a Material Adverse Effect on, or which may be foreseen to have a Material Adverse Effect on, the condition of Canterbury or the consummation of the transactions contemplated by the Merger Agreement,

•

would be of such significance with respect to the business or economic benefits expected to be obtained by CCG pursuant to the Merger Agreement as to render inadvisable the consummation of the transactions pursuant to the Merger Agreement,

•

would be materially adverse to the interests of CCG, or

•

would render the Merger or the other transactions contemplated by this Agreement impracticable because of any state of war, national emergency, banking moratorium or general suspension of trading on NASDAQ, provided, however, that none of such events or conditions shall be a basis for terminating the Merger Agreement, but shall only be a basis for delaying the Closing until such event or condition ends, subject, however, to Section 10.1(b) of the Merger Agreement, which allows any party to terminate the Merger Agreement if the Merger has not occurred on or prior to March 30, 2005;

•

There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger by any governmental authority which, in connection with the grant of any consent by any such governmental authority, imposes, in the good faith judgment of CCG, any material adverse requirement upon CCG, without limitation, any requirement that CCG, materially modify its operations or sell or dispose of any significant amount of assets;

•

Each stock option issued pursuant to Canterbury’s Stock Option Plan shall be canceled and terminated in accordance with Section 2.2 of the Merger Agreement as of the Effective Time and Canterbury shall use its best efforts to obtain from each holder of such options such documents as CCG, with the advice of counsel, may deem necessary to evidence the cancellation and termination of such options and the release of any rights under the options and Canterbury’s Stock Option Plan; and

•

The total number of shares of Company Common Stock outstanding as of the Effective Time and the total number of shares of Company Common Stock covered by any option, warrant, commitment, or other right or instrument to purchase or acquire any shares of Company Common Stock that are outstanding as of the Effective Time, including any securities or rights convertible into or exchangeable for shares of Company Common Stock, shall not exceed 3,500,000 shares in the aggregate.

Conditions to Canterbury’s Obligation to Complete the Merger:

·

The representations and warranties of CCG contained in the Merger Agreement or in any certificate or document delivered pursuant to the provisions thereof will be true and correct, in all material respects, as of the Effective Time (as though made on and as of the Effective Time), except to the extent such representations and warranties are by their express provisions made as of a specified date and except for changes therein contemplated by the Merger Agreement;

·

CCG shall have performed all covenants, obligations and agreements required to be performed by it and under this Agreement prior to the Effective Time of the Merger;

·

CCG will be required to deliver certificates as to the fulfillment of certain conditions precedent;

·

Canterbury shall not have determined that any fact, event or condition exists or has occurred that, in the judgment of Canterbury, would render the Merger or the other transactions contemplated by the Merger Agreement impracticable because of any state of war, national emergency, banking moratorium, or a general suspension of trading on NASDAQ, provided, however, that none of such events or conditions shall be a basis for terminating the Merger Agreement, but shall only be a basis for delaying the Closing until such event or condition ends, subject, however, to Section 10.1(b) of the Merger Agreement, which allows any party to terminate the Merger Agreement if the Merger has not occurred on or prior to March 30, 2005;

·

Canterbury has received a written opinion in form and substance satisfactory to it from vFinance Investments, Inc. addressed to Canterbury, to the effect that the terms of the Merger, including the per share price, are fair, from a financial point of view, to the shareholders of Canterbury;

·

Canterbury shall have received written confirmation from American Stock Transfer, the Exchange Agent, that CCG has delivered to the Exchange Agent the aggregate consideration to be paid to the holders of shares of Company Common Stock being cancelled pursuant to Section 2.1(b) of the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement may be terminated prior to the date of the closing of the Merger:

·

by the mutual consent in writing of the Board of Directors of CCG and Canterbury;

·

by the Board of Directors of CCG or Canterbury if the Merger shall not have occurred on or prior to March 30, 2005;

·

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in the Merger Agreement) in the event of a material inaccuracy of any representation or warranty of the other party contained in the Merger Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such inaccuracy and which inaccuracy would provide the terminating party the ability to refuse to consummate the Merger;

·

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in the Merger Agreement) in the event of a material breach by the other party of any covenant or agreement contained in the Merger Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach;

·

by the Board of Directors of CCG or Canterbury in the event (i) any consent of any governmental authority required for consummation of the Merger and the other transactions contemplated in the Merger Agreement shall have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, or (ii) the shareholders of either CCG or Canterbury fail to vote their approval of the Merger Agreement and the Merger and the transactions contemplated thereby as required by applicable law at the applicable shareholders’ meeting where the transactions were presented to such shareholders for approval and voted upon; or

·

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in the Merger Agreement) in the event that any of the conditions precedent to the obligations of such party to consummate the Merger (other than as contemplated by Section 10.1(e) of the Merger Agreement) cannot be satisfied or fulfilled by March 30, 2005 as the date after which such party may terminate this Agreement.

Effect of Termination

In the event of the termination and abandonment of the Merger Agreement, the Merger Agreement shall terminate and have no effect, except that the provisions of Section 10.2, Section 10.5 and Article 11 of the Merger Agreement shall survive any such termination and abandonment.

Expenses

Except as set forth below, expenses incurred by Canterbury on the one hand and CCG on the other hand, in connection with or related to the authorization, preparation and execution of the Merger Agreement, the solicitation of shareholder approval and all other matters related to the closing of the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants employed by either such party or its affiliates, shall be borne solely and entirely by the party which incurred same.

Notwithstanding the foregoing, if for any reason the Merger is not approved by the shareholders of Canterbury as required, Canterbury shall bear and pay all of the costs and expenses incurred by CCG with respect to the fees and expenses of accountants, counsel, consultants, printers and others involved in the transactions contemplated by the Merger Agreement.

Final settlement with respect to the payment of such fees and expenses by the parties shall be made within thirty (30) days after the termination of the Merger Agreement.

Amendments

The Merger Agreement may be amended only by a writing signed on behalf of each party hereto.

Surrender of Certificates

CCG has designated American Stock Transfer & Trust Company (the “Exchange Agent”) to act as exchange agent for holders of the shares in connection with the Merger. Immediately prior to the Effective Time, CCG shall make available to the Exchange Agent cash in a mutually agreed upon amount and promptly after the Effective Time, shall make the balance of cash necessary for the payment of the Merger Consideration available to the Exchange Agent.

Promptly after the Effective Time of the Merger, but in no event more than three (3) business days thereafter, CCG will cause the Exchange Agent to mail to each holder of record of a certificate or certificates that immediately prior to the effective time of the Merger represented outstanding shares (the “Company Certificates”), which shares were converted in the Merger into the right to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Company Certificates will pass, only upon delivery of the Company Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for payment of the Merger Consideration, without any interest thereon. Upon surrender of a Company Certificate for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall reasonably require, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration (subject to applicable withholding taxes) for each share formerly represented by such Company Certificate, to be mailed within ten (10) business days of receipt of such Certificate and letter of transmittal, and the Company Certificate so surrendered will be canceled.

YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY AND SHOULD NOT FORWARD THEM UNTIL YOU RECEIVE A LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT. Shareholders who hold shares in “street name” through a bank or broker should know that their bank or broker is responsible for ensuring that the Company Certificate or Certificates representing the shares are properly surrendered and that the appropriate amount of cash is forwarded to the shareholder. Shareholders should consult their banks or brokers to determine whether any fees will apply.

Promptly following the date which is six (6) months after the Effective Time of the Merger, the Exchange Agent shall deliver to CCG all cash and any documents in its possession relating to the Merger and the Exchange Agent’s duties shall terminate. Thereafter, each holder of a Company Certificate may surrender such Company Certificate to the Surviving Corporation or CCG and, subject to applicable abandoned property, escheat and similar laws, receive the Merger Consideration, without interest, in exchange therefor.

In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the shareholder claiming such Company Certificate to be lost, stolen or destroyed and, if requested by the Board of Directors of the Surviving Corporation, the delivery of a bond (in such amount as the Board of Directors of the Surviving Corporation may reasonably request) as indemnity against any claim that may be made against the Surviving Corporation with respect to the Company Certificate alleged to have been lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Company Certificate the Merger Consideration deliverable in respect thereof as determined in accordance with the applicable provisions of the Merger Agreement.

At and after the Effective Time of the Merger and prior to the surrender of the Company’s Certificates to the Exchange Agent in exchange for the Merger Consideration, shareholders will cease to have any rights with respect to the shares, except the right to receive the Merger Consideration. At the Effective Time of the Merger, the stock transfer books of the Company will be closed and no transfer of shares of Company Common Stock which were outstanding immediately prior to the Effective Time shall thereafter be made.

CERTAIN INFORMATION CONCERNING CANTERBURY

General

Canterbury is engaged in the business of providing information technology products, services and training to both commercial and government clients.  Canterbury is comprised of four operating subsidiaries with offices located in New Jersey, New York, and Maryland.  The focus of the Canterbury companies is to become an integral part of its clients’ IT solution, designing and applying the best products, services and training to help them achieve a competitive advantage by helping their employees to succeed.  Canterbury’s subsidiaries offer the following technology and training solutions:

•

distance learning solutions

•

customized learning solutions for ERP and CRM

•

systems engineering and consulting

•

management training programs

•

hardware sales and support

•

web development

•

technical and desktop applications training

•

help desk and service center support

Canterbury was incorporated in the Commonwealth of Pennsylvania on March 19, 1981. Canterbury became publicly held in 1986. The principal executive offices of Canterbury are located 352 Stokes Road, Suite 200, Medford, NJ  08055 and its telephone number is (609) 953-0044.

Business and Financial Information

For information on Canterbury’s business, properties, financial information, including financial statements and management’s discussion and analysis of Canterbury’s results of operations and financial condition, and management, see Canterbury’s Annual Report on Form 10-K for the fiscal year ended November 30, 2003 as filed on March 1, 2004, which is included as part of this proxy statement as Annex C, and Canterbury’s Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2004, as filed on October 7, 2004, which is included as part of this proxy statement as Annex C.

Canterbury has included these documents as part of the proxy statement, and Canterbury encourages shareholders to read them carefully for information on Canterbury’s business, properties, financial information, including financial statements and management’s discussion and analysis of Canterbury’s results of operations and financial condition, and management.

Market Prices for Common Stock

Canterbury's common stock was listed for trading on the Nasdaq SmallCap Market until its delisting on December 10, 2004. Since that time, Canterbury’s common stock has been quoted on the electronic Pink Sheets.   The high and low sales prices (adjusted to reflect the 1 for 7 reverse stock split effective January 24, 2003) of Canterbury's common stock from December 1, 2002 through January 14, 2005, according to these sources, were as follows:

=============================================================================

2003   |   1st Quarter   |   2nd Quarter   |   3rd Quarter   |   4th Quarter

       |   -----------   |   -----------   |   -----------   |   ------------

       |  High      Low  |  High      Low  |  High      Low  |  High      Low

Common |  ----      ---  |  ----      ---  |  ----      ---  |  ----     ---

Stock  | $3.150    $1.26 | $1.37      $.53 | $1.59      $.70 | $1.74     $.90

=============================================================================

2004   |   1st Quarter   |   2nd Quarter   |   3rd Quarter   |   4th Quarter

       |   -----------   |   -----------   |   -----------   |   ------------

       |  High      Low  |  High      Low  |  High      Low  |  High      Low

Common |  ----      ---  |  ----      ---  |  ----      ---  |  ----      ---

Stock  | $1.43      $.91 | $2.75      $.69 | $1.34      $.52 |  $.85     $.25

=============================================================================

2005   |   1st Quarter   |

       |   -----------   |

       |  High      Low  |

Common |  ----      ---  |

Stock  | $.47      $.35  |

==========================

Canterbury has never declared a dividend on its common stock and does not plan to do so in the near future.

Share Ownership

CCG and each of its affiliates, and each of the directors and officers of Canterbury intend to vote for the merger.  For additional information on the reasons for this decisions, see “Special Factors – Purpose and Reasons for the Transaction” above.  No such persons have made any recommendation in support of the transaction other than through this proxy statement.

The following table presents the beneficial ownership of CCG and its affiliates as of January 21, 2005, based on information provided to Canterbury by them:

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner (1)(3)	Shares Currently Owned	Shares Acquirable Within 60 Days By Option Exercise(4)	% Owned of Company’s Shares(1) (2)
Stanton M. Pikus (6)	285,545	39,288	10.8%
Jean Z. Pikus(6)	54,450	17,859	2.4%
Matthew Zane Pikus Trust Jack Uris, Trustee	10,286	-	0.3%
Kevin J. McAndrew	190,926	31,430	7.4%
CCG Group, Inc.	100,000	-	3.4%
Richard Zwerlein	103,271	-	3.5%
Marlene L. Levy	188,523	-	6.4%
Alan Manin	125,580	13,573	4.7%
Aaron Alter	168,922	-	5.7%
Frank Cappiello	135,239	27,501	5.4%
Richard Molinsky	100,000	-	3.4%
Patricia Bednarik	- s	4,286	0.1%
Daniel Kenyon	- s	-	0%
Thomas Spurlock	24	-	0%
Mathews & Associates, Inc.	100,000	-	3.4%

As a group, the shareholders of CCG own:	1,562,766	133,937	57.2%

1.

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, Canterbury believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock.  Total outstanding shares of common stock as of January 21, 2005 were 2,965,822.

2.

This percentage was calculated based upon the assumption that only the individual shareholder would be converting his/her options to Company shares.

3.

The business address of all individual listed above is in care of CCG Group, Inc., 17 Hanover Road, Suite 230, Florham Park, NJ  07932.

4.

All stock options are out-of-the-money and are exercisable at greater than $0.40 per share.  Stock Option are delineated in the table labeled Shares Acquirable Within 60 Days By Option Exercise.

5.

Included in Stanton M. Pikus’ common stock are 95 shares owned with Jean Z. Pikus JTWROS.  These shares are not included in Jean Z. Pikus’ common stock.

The following table shows the amount of Canterbury’s common stock of beneficially owned (unless otherwise indicated) by Canterbury’s directors and the executive officers and the directors and executive officers of Canterbury as a group, as of January 21, 2005.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner (1)(3)	Shares Currently Owned	Shares Acquirable Within 60 Days By Option Exercise(4)	% Owned of Company’s Shares(1) (2)
Stanton M. Pikus (5)	285,545	39,288	10.8%
Kevin J. McAndrew	190,926	31,430	7.4%
Jean Zwerlein Pikus (5)	54,450	17,859	2.4%
Alan Manin	125,580	13,573	4.7%
Stephen M. Vineberg	11,947	13,573	0.9%
Paul L. Shapiro	95	13,573	0.5%
Frank A. Cappiello	135,239	27,501	5.4%

All Officers and Directors as a group (7 in number)	803,782	156,797	32.4%

1.

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, Canterbury believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock.  Total outstanding shares of common stock as of January 21, 2005 were 2,965,822.

2.

This percentage was calculated based upon the assumption that only the individual shareholder would be converting his/her options to Company shares.

3.

The business address of all individual listed above is in care of Canterbury Consulting Group, Inc. 352 Stokes Road, Suite 200, Medford, NJ  08055.

4.

All stock options are out-of-the-money and are exercisable at greater than $0.40 per share.  Stock Option are delineated in the table labeled Shares Acquirable Within 60 Days By Option Exercise.

5.

Included in Stanton M. Pikus’ common stock are 95 shares owned with Jean Z. Pikus JTWROS.  These shares are not included in Jean Z. Pikus’ common stock.

Listed below is a table setting forth the stock options included in the Shares Acquirable Within 60 Days By Option Exercise column in the preceding tables.

Name of Individual	Capacity in Which Served	Date Granted	Exercise Price	Options
Stanton M. Pikus	Chairman of the Board of	8/2/00	$21.00	3,572
	Directors	11/28/00	$19.46	10,715	(1)
		1/9/01	$10.50	10,715	(1)
		11/12/01	$4.83	14,286	(1)
Kevin J. McAndrew	President, Chief Executive	8/2/00	$21.00	2,858
	Officer, Chief Financial Officer,	11/28/00	$19.46	7,143	(1)
	Treasurer, Director	1/9/01	$10.50	7,143	(1)
		11/12/01	$4.83	14,286	(1)
Jean Z. Pikus	Vice President, Secretary,	8/2/00	$21.00	2,143
	Director	11/28/00	$19.46	3,572	(1)
		1/9/01	$10.50	3,572	(1)
		11/12/01	$4.83	8,572	(1)
Alan Manin	Director	1/11/00	$25.70	1,429
		8/2/00	$21.00	715
		11/12/01	$4.83	2,858
		08/18/03	$.75	10,000
Stephen Vineberg	Director	8/2/00	$21.00	715
		11/12/01	$4.83	2,858
		08/18/03	$.75	10,000
Paul Shapiro	Director	8/2/00	$21.00	715
		11/12/01	$4.83	2,858
		08/18/03	$.75	10,000
Frank Cappiello	Director	8/2/00	$21.00	1,786
		11/12/01	$4.83	5,715
		08/18/03	$.75	20,000
Patricia Bednarik	President of USC/Canterbury	1/9/01	$10.50	2,143
		11/12/01	$4.83	2,143

(1)

These five-year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.

CERTAIN INFORMATION CONCERNING CCG AND ITS AFFILIATES

General

CCG was formed in the Commonwealth of Pennsylvania solely for the purpose of entering into this transaction. The shareholders of CCG are Stanton M. Pikus, Chairman of the Board of Directors of Canterbury; Kevin J. McAndrew, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of Canterbury; Jean Z. Pikus, Vice President and Secretary of Canterbury; Alan Manin, Director of Canterbury; Frank Cappiello, Director of Canterbury; Patricia Bednarik, President of USC/Canterbury Corp.; Daniel Kenyon, Canterbury’s Corporate Sales Manager; Thomas Spurlock, Training Division Manager; The Matthew Zane Pikus Trust, Jack Uris, Trustee; Marlene LaMont Levy; Richard Molinsky; Richard Zwerlein; Aaron Alter; and Mathews & Associates, Inc.

CCG’s principal executive offices are located at 17 Hanover Road, Suite 230, Florham Park, New Jersey  07932.

The following information, including material occupations during the past five years, is provided with respect to the individual affiliates of CCG:

Stanton M. Pikus

•

The business address of S. Pikus is 352 Stokes Road, Suite 200, Medford, New Jersey  08055, and his telephone number is (609) 953-0044.

•

S. Pikus is a private investor.  Pikus is also an employee and the Chairman of the Board of Directors of the Issuer.

Jean Z. Pikus

•

The business address of J. Pikus is 352 Stokes Road, Suite 200, Medford, New Jersey  08055, and his telephone number is (609) 953-0044.

•

J. Pikus is a private investor.  Pikus is also a Vice President, a Secretary and a Director of the Issuer.

Jack Uris, Trustee, William Zane Pikus Trust (a New Jersey trust)

•

The business address of The Matthew Zane Pikus Trust, Jack Uris, Trustee is 3003 B. Lincoln Drive West, Marlton, New Jersey  08053, and his telephone number is (856)596-1010.

•

The Matthew Zane Pikus Trust is a private investor.

Kevin J. McAndrew

•

The business address of Kevin J. McAndrew is 352 Stokes Road, Suite 200, Medford, New Jersey  08055, and his telephone number is (609) 953-0044

•

McAndrew is a private investor.  McAndrew is also the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of the Issuer.

Richard Zwerlein

•

The residence address of Zwerlein is 219 Springfield Avenue, Folsom, Pennsylvania 19033, and his telephone number is (610) 532-2437.

•

Zwerlein is a private investor whose.  Zwerlein is retired.

Marlene LaMont Levy

•

The residence address of Levy is 12 Callison Lane, Voorhees,  New Jersey  08043, and his telephone number is (856) 424-9502

•

Levy is a private investor.  Levy is retired.

Alan Manin

•

The business address of Manin is 352 Stokes Road, Suite 200, Medford, New Jersey  08055, and his telephone number is (609) 953-0044.

•

Manin is a private investor.  Manin is also a Director of Canterbury.

Aaron Alter

•

The business address of Alter is 7920 Avenida Diestro, Carlsbad, California  92009, and his telephone number is (760) 943-7925

•

Alter is a private investor.  Alter is the President and founder of Aaron's Computer Relief, LLC.

Frank A. Cappiello Jr.

•

The business address of Frank A. Cappiello is Greenspring Station, Suite 250, 10751 Lutherville, Maryland  21093, and his telephone number is (410) 337-2255

•

Cappiello is a private investor.  Cappiello is also a Director of Canterbury.

Richard Molinsky

•

The business address of Molinksy is 51 Lords Highway E, Weston, Connecticut  06883, and his telephone number is (203) 222-4977

•

Molinsky is a private investor.  Molinsky is a self-employed business consultant.

Patricia Ann Bednarik

•

The business address of Bednarik is 532 Baltimore-Annapolis Boulevard, Severna Park, Maryland  21146, and his telephone number is (410) 384-9384.

•

Bednarik is a private investor.  Bednarik is the President of USC/Canterbury Corp., a wholly owned subsidiary of Canterbury.

Daniel Kenyon

•

The business address of Kenyon is 200 Lanidex Plaza, Parsippany, New Jersey  07054, and his telephone number is (973) 515-6940.

•

Kenyon is a private investor.  Kenyon is also the Corporate Sales Manager of Canterbury.

Mathews & Associates, Inc. (an Illinois corporation)

•

The business address of Mathews & Associates, Inc. is 2549 W. Golf Road, Suite 350, Hoffman Estates, Illinois  60194, and his telephone number is (847) 697-5666.

•

Mathews & Associates, Inc is a private investor.  Mathews & Associates, Inc is a publisher.

Thomas Spurlock

•

The business address of Thomas Spurlock is 200 Lanidex Plaza, Parsippany, New Jersey  07054 , and his telephone number is (973) 515-6940.

•

Spurlock is a private investor.  Spurlock is also the Vice President of Operations - Training Division of the wholly owned subsidiaries of Canterbury.

All of the individuals identified above are citizens of the United States, except for Mr. Kenyon, who is a citizen of Canada.

Except as described in this paragraph, during the past five years, none of the individual affiliates listed above have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors.  On February 13, 2002, in an action before the Supreme Court of the State of New York, County of New York (People of New York v. D.H. Blair, et al., Ind. No. 3282/00), Molinsky pled guilty to and was convicted of the charge of Attempt to Commit the Crime of Enterprise Corruption and one count of violating the Martin Act – the New York state general business law – for market manipulation and fraudulent sales practices.  This conviction arose from Molinsky’s activities with a now-defunct broker-dealer, D.H. Blair & Co.

Except as described in this paragraph, during the past five years, none of the individual affiliates listed above have been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in his being subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws.  On May 5, 2003, the Securities and Exchange Commission issued an order (Securities Exchange Act of 1934 Release No. 47797) barring Molinsky, and other former stockbrokers at a now-defunct broker-dealer, D.H. Blair & Co., from associating with any broker or dealer.  Molinsky consented to the issuance of the order, which was based on criminal convictions obtained by the Manhattan District Attorney's Office after an investigation by that office and the Commission staff.  In connection with his plea, Molinsky was sentenced to probation and paid $1,500,000 in restitution to defrauded investors.  In addition, Molinsky was required to perform up to 1,500 hours of community service.

Prior Stock Purchases

The following information discloses all transactions in Canterbury’s common stock for the last two years for CCG and its affiliates:

Stanton M. Pikus:  As of December 1, 2001, S. Pikus owned 151,511 shares of Common Stock in his name and 95 shares in the name of S. Pikus and J. Pikus JTWROS which were all cash transactions.  (i) On April 18, 2002 S. Pikus gifted to The Matthew Zane Pikus Trustee 5,952 shares of Common Stock (ii) On August 21, 2003 Pikus received 39,549 shares of Common Stock in lieu of cash salary, because of the restrictions on the sale of this stock that it be valued at 50% of the closing price of $.75 per share on Nasdaq on Friday, August 15, 2003 (iii) on February 12, 2004 S. Pikus purchased with cash 25,000 shares of common stock for $1.00 per share, (iv) on July 7, 2004 S. Pikus retired 28,571 shares of Common Stock to satisfy a promissory note, (v) on October 14, 2004 S. Pikus transferred 3,913 shares of Common Stock held in his Company 401(k) to his name and (vi) S. Pikus converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Jean Z. Pikus:  As of December 1, 2001, J. Pikus owned 44,496 shares of Common Stock in her name and 95 shares in the name of S. Pikus and J. Pikus JTWROS which were all purchased with cash. (i) On August 21, 2003 J. Pikus received 24,240 shares of Common Stock in lieu of cash salary, because of the restrictions on the sale of this stock that it be valued at 50% of the closing price of $.75 per share on Nasdaq on Friday, August 15, 2003 (ii) July 7, 2004 J. Pikus retired 14,286 of Common stock to satisfy a promissory note.

The Matthew Zane Pikus Trust, Jack Uris, Trustee: -As of December 1, 2001, The Matthew Zane Pikus Trust, Jack Uris, Trustee owned 4,334 shares of Common Stock all purchased with cash. (i) On April 18, 2002 The Matthew Zane Pikus Trust received 5,952 shares of Common Stock as a gift from S. Pikus.

Kevin J. McAndrew:  As of December 1, 2001, McAndrew owned 72,806 shares of Common Stock all purchased with cash. (i) On August 21, 2003 McAndrew received 39,549 shares of Common Stock in lieu of cash salary, because of the restrictions on the sale of this stock that it be valued at 50% of the closing price of $.75 per share on Nasdaq on Friday, August 15, 2003, (ii) July 7, 2004 McAndrew retired 21,429 of Common stock to satisfy a promissory note, and (iii) McAndrew converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

CCG Group, Inc.:  On December 9, 2004, CCG Group, Inc. purchased with cash a 7¾% Senior Convertible Promissory Note from Louis Kassen, IRA.  The note was convertible at any time into 100,000 Canterbury restricted common stock at $.355 per share. On December 17, 2004, CCG Group, Inc. converted the 7¾% Senior Convertible Promissory Note into 100,000 Canterbury restricted common stock.

Richard Zwerlein:  As of December 1, 2001, owned 3,699 shares of Common Stock all cash transactions.  (i) On December 24, 2001 Zwerlein sold 714 shares of Common Stock for $4.38 per share, (ii) on February 4, 2003 Zwerlein sold 1,000 shares of Common Stock for $.95 per share, and (iii) on October 5, 2004 1,286 shares of Common were transferred to Zwerlein from his daughter, Debra Zwerlein, and (iv) Zwerlein converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Marlene LaMont Levy:  As of December 1, 2001, Ms. Levy had no stock in the company.  (i) On September 27, 2003 Levy became the Executrix of William N. Levy’s estate at which time W. Levy owned 102,714 shares of Common Stock purchase with cash, (ii) on July 7, 2004 Levy retired 14,286 shares of Common Stock to satisfy a promissory note, and (iii) on November 2, 2004 95 shares of Common Stock were transferred to Levy from her son, and (iv) Levy converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Alan Manin:   As of December 1, 2001, As of December 1, 2001, Manin owned 18,690 shares of Common Stock in his name and 10,461 shares of Common Stock in the name of Atlantis Family LC, of which Manin is the sole beneficiary.  All of these shares were cash transactions. (i) July 7, 2004 Manin retired 3,571 of Common stock to satisfy a promissory note and (ii) Manin converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Aaron Alter:  As of December 1, 2001, Alter owned 43,922 shares of Common Stock which were all cash transactions.  (i) On February 12, 2004 Alter purchased with cash 25,000 shares of common stock for $1.00 per share, and (ii) Alter converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Frank Cappiello:  As of December 1, 2001, Cappiello owned 45,953 shares of Common which were all cash transactions.  (i) On July 7, 2004 Cappiello retired 10,714 shares of Common Stock to satisfy a promissory note. and (ii) Cappiello converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.

Richard Molinsky:  At various times since December 1, 2001 Molinsky may have owned shares of Common Stock which were purchased and sold for cash. On December 17, 2004 Molinksy converted a 7¾% Senior Convertible Promissory Note into 100,000 Canterbury restricted common stock at $.355 per share on December 17, 2004.    The note was purchased in June 2003 by Maria Molinsky, spouse of Richard Molinsky, and Mrs. Molinsky assigned the note to her spouse.

Patricia Bednarik:  As of December 1, 2001, Bednarik owned 1,429 shares of Common Stock.  On July 7, 2004 Bednarik retired those shares of Common Stock to satisfy a promissory note.

Mathews & Associates, Inc.:  On December 17, 2004 Mathews & Associates, Inc. converted a 7¾% Senior Convertible Promissory Note (purchased with cash on June 3, 2003) into 100,000 Canterbury restricted common stock at $.355 per share.

CERTAIN LEGAL MATTERS

General

Except as set forth in this Proxy Statement there are no licenses or regulatory permits that are material to the business of Canterbury and its subsidiaries, taken as a whole, and that might be adversely affected by the merger as contemplated by the Merger Agreement, or, except to the extent required by any foreign regulatory authorities, any filings, approvals or other actions by or with any domestic, foreign or supranational governmental authority or administrative or regulatory agency that would be required prior to the merger as contemplated by the Merger Agreement. Should any such approval or other action be required, there can be no assurance that any such additional approval or action, if needed, would be obtained without substantial conditions or that adverse consequences might not result to Canterbury’s business, or that certain parts of Canterbury’s business might not have to be disposed of or held separate or other substantial conditions complied with in order to obtain such approval or action or in the event that such approvals were not obtained or such actions were not taken. The parties’ respective obligations to complete the merger are subject to certain conditions which may be applicable under such circumstances. See “The Merger Agreement — Conditions Precedent to the Merger.”

Recent Litigation

On October 27, 2004, Canterbury and User Technology Services, Inc., a subsidiary of Canterbury ("Usertech"), entered into a Settlement Agreement and Mutual Release (the "Agreement") with Ceridian Corporation ("Ceridian").  This release does not apply to "any claims Canterbury may have against E. Paul Cooke arising out of his actions as an employee, officer, or agent of Usertech/Canterbury Corp. under his Employment Agreement with Usertech/Canterbury Corp. dated September 28, 2001."

The Agreement represents the resolution of arbitration proceedings that Canterbury initiated in August 2003 for claims arising out of Canterbury's purchase of Usertech from Ceridian in September 2001. Additional information on the purchase and the arbitration proceedings has been previously reported in filings with the Securities and Exchange Commission, including Canterbury's Quarterly Report on Form 10-Q for the period ended August 31, 2004.

Under the terms of the Agreement, Canterbury has agreed to deliver to Ceridian $912,000, which represents outstanding amounts relating to the purchase of Usertech that had not been delivered to Ceridian pending resolution of the arbitration proceedings.  In addition, Canterbury and Usertech have agreed that they will not seek bankruptcy or insolvency protection as set forth in the Agreement for a period of 91 days from October 4, 2004.  The arbitration proceedings will be dismissed without prejudice following October 4, 2004, and they will be dismissed with prejudice after 91 days following October 4, 2004 if Canterbury and Usertech have not filed, or had filed against it, any such bankruptcy or insolvency proceedings.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Some of the present executive officers and directors of Canterbury own shares of our common stock or hold options to purchase shares of our common stock.   These officers and directors are also affiliates of CCG and will remain as principals of Canterbury following the consummation of the merger.  As a result, there are various potential or actual conflicts of interest in connection with the merger.

Certain of the executive officers and directors of Canterbury have employment agreements which will continue after the merger.  In addition, the executive officers have key man insurance policies that will continue after the merger.

Our board of directors and special committee were aware of and considered the conflicts of interest of our directors and executive officers in approving the merger agreement and the merger.

During Fiscal 2001, certain officers and directors of Canterbury purchased a 33% stock ownership in a corporation that was previously a subsidiary of Canterbury prior to the November 1996 sale by Canterbury of its 100% stock ownership in this corporation to an outside group.  These officers and directors purchased their ownership from this outside group.  Canterbury holds notes receivable in the amount of $3,546,279 from this corporation of which $2,599,413 pertains to notes originating on the November 1996 date of sale.  Canterbury maintained the same level of security interest protection and the same debt amortization schedule.  During the fourth quarter of Fiscal 2003, a 22% owner of this corporation passed away.  After his death, that corporation purchased and retired his shares from his estate.  As a result of this purchase and retirement of his shares, certain officers and directors of Canterbury now own 44% of this corporation.

At August 31, 2004 and November 30, 2003, the total notes receivable plus accrued interest for issuances of Company common stock to corporate officers, corporate counsel and certain consultants totaled $2,150,000 and $3,595,000, respectively.  These non-recourse notes are collateralized by common stock of Canterbury and are reported as a contra-equity account.  Interest rates average 4%.  During the third quarter of Fiscal 2004, 106,429 shares of Company common stock was returned and retired in full satisfaction of $1,445,000 in notes receivable plus accrued interest.  As part of this third quarter transaction, all seven members of its Board of Directors (inclusive of three corporate executives) as well as two subsidiary presidents have returned 88,571 shares of Canterbury restricted common stock to Canterbury.  These shares had been posted as collateral by all of these individuals against notes payable to Canterbury totaling $1,202, 800.  The notes came due on June 28, 2004, and the aforementioned individuals had the option of returning these shares to Canterbury or paying the associated notes and accrued interest in full.  All of the individuals determined to return their shares to Canterbury.  There was no impact on Canterbury's income statement or net worth as a result of these common stock retirements since the carrying value of the common stock and the notes receivable were identical.  Canterbury uses variable accounting under SFAS 123 to account for Company stock issued for non-recourse notes.  This type of transaction is similar in economic substance to the issuance of stock options.  No amounts have been charged to earnings to date due to the decrease in market value of Company stock during the term of the notes.  Prior to July 17, 2002, $1,739,000 of these notes were recourse notes.  On July 17, 2002 the Compensation Committee recommended, and the Board of Directors approved a modification of the April 10, 2001 and the May 16, 2001 notes.  The notes became non-recourse as to principal and interest as of September 1, 2002 with the issued shares continuing to collateralize the notes.  All accrued interest on the notes as of September 1, 2002 has been paid to Canterbury.  Principal and interest must be paid by recipient before they are entitled to sell their respective shares.  If principal and interest have not been paid by the maturity date of the recipient notes, then recipients' sole obligation shall be that any shares relating to this nonpayment will be forfeited and returned to Canterbury.  If this event were to occur, both the underlying shares and the notes receivable would be cancelled with no effect on the net worth of Canterbury.  In consideration for this modification the term of these notes was reduced and shortened from April and May, 2006 to December 31, 2004.  The Board also prohibited the issuance of any additional stock options, stock or any other form of equity to the recipients for all of Fiscal 2002.

Indemnification of Officers and Directors

The Merger Agreement provides that the right of indemnification for acts and omissions occurring before the closing date of the merger and existing in favor of the directors and officers of Canterbury will continue to the fullest extent permissible under applicable law and the Surviving Corporation’s articles of incorporation and bylaws.

Stock Options

As of the date hereof, options to purchase 171,801 shares of Canterbury’s common stock are outstanding, all of which will be fully vested and exercisable prior to the closing of the merger. 165,371 options were issued under the Canterbury’s Stock Option Plan adopted in 1995 and 6,430 were issued outside of the Plan.  All of the 171,801 shares are out-of-the-money and are exercisable at more than $0.40 per share.  Canterbury has provided notice to all option holders that their options will terminated at the effective time of the merger.

Employment Arrangements

At the effective time of the merger, the current officers of Canterbury will be the officers of the surviving company, and each officer shall serve until the earlier of his resignation or removal or until his or her respective successor is duly elected and qualified, as the case may be.

Salary Continuation Agreements

Canterbury executed employment agreements dated June 1, 2001 between Canterbury and Mr. Kevin J. McAndrew and Canterbury and Mr. Stanton M. Pikus.  Each employment agreement is for a period of five years.  Each sets forth various services to be performed.  Each employee shall receive an annual salary of $245,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time.  These employment agreements supersede and replace the prior employment agreements, including the cancellation of bonus opportunities which were to be payable through December 1, 2003.  These agreements also include a non-competition prohibition for a period of three years after employment has been terminated.  On December 1, 2001 Canterbury executed a five-year employment agreement between the Company and Ms. Jean Pikus.  Ms. Pikus shall receive an annual salary of $150,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time.  The agreement also includes a non-competition prohibition for a period of three years after employment has been terminated.

On March 1, 2003 Canterbury’s corporate management team, inclusive of the Chairman, President and Vice President, voluntarily reduced their present salaries by 8%.  This is in line with a previously instituted 8% salary reduction at one of Canterbury’s largest subsidiaries.  The corporate management team continues to receive its reduced rate of pay.

CERTAIN UNITED STATES INCOME TAX CONSEQUENCES

General

The receipt of cash by shareholders pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), and may also be a taxable transaction to shareholders under applicable state, local or foreign income tax laws.

Generally, for U.S. federal income tax purposes, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the merger and the aggregate adjusted tax basis in the shares exchanged by the shareholder pursuant to the merger. If shares are held by a shareholder as capital assets within the meaning of Section 1221 of the Code, gain or loss recognized by such shareholder will be capital gain or loss, which will be long-term capital gain or loss if such shareholder’s holding period for the shares exceeds one year. In the case of a non-corporate shareholder, any long-term capital gain will generally be subject to U.S. federal income tax at a maximum rate of 15%. For both corporate and non-corporate taxpayers, the deductibility of capital losses is subject to limitations.

The following discussion may not be applicable: with respect to certain members of management who continue to participate in the ownership of Canterbury; with respect to shares received pursuant to the exercise of employee stock options or otherwise as compensation; or with respect to holders of shares who are subject to special tax treatment under the Code such as non-U.S. persons, life insurance companies, tax-exempt organizations and financial institutions and may not apply to a holder of shares in light of individual circumstances, such as holding shares as a hedge or as part of a straddle or a hedging, constructive sale, integrated or other risk-reduction transaction.

SHAREHOLDERS OF THE COMPANY ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

Backup Withholding

Certain non-corporate shareholders of Canterbury may be subject to backup withholding at a 28% rate on cash payments received in connection with the merger. Backup withholding will not apply, however, to a shareholder who (1) furnishes a correct taxpayer identification number and certifies that such shareholder is not subject to backup withholding on the Substitute Internal Revenue Service Form W-9 or successor form, (2) provides a certification of foreign status on the applicable Internal Revenue Service Form W-8 or successor form or (3) is otherwise exempt from backup withholding.

If a shareholder does not provide a correct taxpayer identification number, such shareholder may be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against a shareholder’s U.S. federal income tax liability provided the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder by filing a U.S. federal income tax return. Shareholders of Canterbury should consult their own tax advisors as to their qualification for exemption from withholding and the procedure for obtaining the exemption.

Tax Consequences to Canterbury and CCG and its Affiliates

There will be no federal tax consequences on CCG or any other filing persons (affiliates).  However, Canterbury will have an annual limitation on NOL utilization based on the greater than 50% change of ownership as of the date of merger.  The annual limitation would be calculated by applying the federal long term tax exempt rate (currently 4.27% as of January 2005) to the total value of Canterbury shares based on the proposed merger transaction.  Total Canterbury common stock outstanding is 2,965,822 shares.  At $0.40 per share, the value is calculated at $1,186,329.  Applying the federal long term tax exempt rate of $4.27% to this amount, the annual federal NOL utilization would be limited to $50,600.

SUBMISSION OF SHAREHOLDER PROPOSALS

The next annual meeting of the shareholders will be held on or about May 1, 2005, if the merger is not completed by that time. No annual meeting will be held if the merger is completed prior to that date. Shareholders wishing to have a proposal included in the Board of Directors’ 2004 Proxy Statement for such annual meeting are required to submit proposals so that the Secretary of Canterbury would receive them no later than March 15, 2005. To submit a proposal, a shareholder must comply with the procedures prescribed in SEC Rule 14a-8, must have been a record or beneficial owner of Canterbury’s common stock having a market value of at least $2000 for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held. Canterbury’s Bylaws set forth certain information requirements for shareholders’ proposals and nominations of directors.

The proxy solicited by the Board of Directors for the Annual Meeting, if any, will confer discretionary authority to vote on any shareholder proposal presented at the Annual Meeting, unless Canterbury was provided with notice of such proposal no later than March 15, 2005.

WHERE YOU CAN FIND MORE INFORMATION

Canterbury is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.  Information regarding the public reference facilities may be obtained from the Commission by telephoning 1-800-SEC-0330. Canterbury’s filings are also available to the public on the Commission’s Internet site (http://www.sec.gov). Copies of such materials also may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROXY

STATEMENT SHALL NOT IMPLY OR CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY OR IN THE INFORMATION SET FORTH HEREIN SUBSEQUENT TO THE DATE HEREOF.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jean Z. Pikus

Secretary and Vice President

Dated:  ________ __, 2005

Annex A—Agreement and Plan of Merger

Annex B—Opinion of VFinance Investment, Inc.

Annex C—The Annual Report on Form 10-K for the fiscal year ended November 30, 2003 as filed on March 1, 2004

Annex D—The Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2004, as filed on October 7, 2004

Annex E—Dissenters Rights

Annex F—Proxy Card

Annex A

AGREEMENT AND PLAN OF MERGER

OF

CCG GROUP, INC.

AND

CANTERBURY CONSULTING GROUP, INC.

ARTICLE 1

THE MERGER

Section 1.1

Consummation of Merger; Closing Date

1

Section 1.2

Effect of Merger

2

Section 1.3

Further Assurances

2

Section 1.4

Directors and Officers

3

ARTICLE 2

CONVERSION OF CONSTITUENTS’ CAPITAL SHARES

Section 2.1

Manner of Conversion of Canterbury Shares

3

Section 2.2

Canterbury Stock Options and Related Matters

4

Section 2.3

Effectuating Conversion of Cancelled Canterbury Shares Into Cash

4

Section 2.4

Laws of Escheat

5

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF CANTERBURY

Section 3.1

Corporate Organization

5

Section 3.2

Capitalization

6

Section 3.3

Financial Statements; Filings

6

Section 3.4

Authority; No Violation

6

Section 3.5

Consents and Approvals

7

Section 3.6

Legal Proceedings; Etc.

7

Section 3.7

Taxes and Tax Returns

8

Section 3.8

Registration Obligations

9

Section 3.9

Anti-takeover Provisions

9

Section 3.10

Compliance with Laws

9

Section 3.11

Proxy Materials

10

Section 3.12

Untrue Statements and Omissions

10

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF CCG

Section 4.1

Organization and Related Matters

10

Section 4.2

Authorization

10

Section 4.3

Capitalization

11

i

Section 4.4

Legal Proceedings, Etc

11

Section 4.5

Consents and Approvals

11

Section 4.6

Untrue Statements and Omissions

12

ARTICLE 5

COVENANTS AND AGREEMENTS

Section 5.1

Conduct of the Business of Canterbury

12

Section 5.2

Current Information

13

Section 5.3

Access to Properties; Personnel and Records

13

Section 5.4

Approval of Canterbury Shareholders

15

Section 5.5

No Other Bids

15

Section 5.6

Exemption Under Anti-Takeover Statutes

16

Section 5.7

Publicity

16

Section 5.8

Amendment of Canterbury’s Articles of Incorporation

16

ARTICLE 6

ADDITIONAL COVENANTS AND AGREEMENTS

Section 6.1

Best Efforts; Cooperation

17

Section 6.2

Shareholder Approvals; Proxy Statement

17

ARTICLE 7

MUTUAL CONDITIONS TO CLOSING

Section 7.1

Shareholder Approval

18

Section 7.2

Litigation

18

ARTICLE 8

CONDITIONS TO THE OBLIGATIONS OF CCG

Section 8.1

Representations and Warranties

18

Section 8.2

Performance of Obligations

19

Section 8.3

Certificate Representing Satisfaction of Conditions

19

Section 8.4

Absence of Adverse Facts

19

ii

Section 8.5

Material Condition

20

Section 8.6

Acknowledgment of Option Cancellation

20

Section 8.7

Outstanding Shares of Canterbury

20

ARTICLE 9

CONDITIONS TO OBLIGATIONS OF CANTERBURY

Section 9.1

Representations and Warranties

21

Section 9.2

Performance of Obligations

21

Section 9.3

Certificate Representing Satisfaction of Conditions

21

Section 9.4

Absence of Adverse Facts

21

Section 9.5

Investment Banking Letter

21

Section 9.6

Delivery of Purchase Price to Exchange Agent

22

ARTICLE 10

TERMINATION, WAIVER AND AMENDMENT

Section 10.1

Termination

22

Section 10.2

Effect of Termination

23

Section 10.3

Amendments

24

Section 10.4

Waivers

24

Section 10.5

Non-Survival of Representations and Warranties

24

ARTICLE 11

MISCELLANEOUS

Section 11.1

Definitions

24

Section 11.2

Entire Agreement

25

Section 11.3

Notices

26

Section 11.4

Severability

27

Section 11.5

Costs and Expenses

27

Section 11.6

Captions

28

Section 11.7

Counterparts

28

Section 11.8

Persons Bound; No Assignment

28

Section 11.9

Governing Law; Arbitration

28

Section 11.10

Exhibits and Schedules

28

Section 11.11

Waiver

28

Section 11.12

Construction of Terms

29

iii

AGREEMENT AND PLAN OF MERGER

OF

CCG GROUP, INC.

AND

CANTERBURY CONSULTING GROUP, INC.

This AGREEMENT AND PLAN OF MERGER, dated as of the 18th day of November, 2004 (this “Agreement”), by and between CCG GROUP, INC., a Pennsylvania corporation (“CCG”), and CANTERBURY CONSULTING GROUP, INC., a Pennsylvania corporation (“Canterbury”).

WITNESSETH THAT:

WHEREAS, the respective Boards of Directors of CCG and Canterbury deem it in the best interests of CCG and of Canterbury, respectively, and of their respective shareholders, that CCG and Canterbury merge pursuant to this Agreement (the “Merger”); and

WHEREAS, the Boards of Directors of CCG and Canterbury have approved this Agreement and have directed that this Agreement be submitted to their respective shareholders for approval and adoption in accordance with the laws of the Commonwealth of Pennsylvania and the United States;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements herein contained, the parties agree that CCG will be merged with and into Canterbury and that the terms and conditions of the Merger, the mode of carrying the Merger into effect, including the manner of redeeming for cash shares of common stock of Canterbury, $0.001 par value (the “Canterbury Shares”), held by the shareholders of Canterbury other than the Remaining Shareholders (as that term is hereinafter defined), shall be as hereinafter set forth.

ARTICLE 1

 THE MERGER

Section 1.1

Consummation of Merger; Closing Date.

(a)

Subject to the provisions hereof, CCG shall be merged with and into Canterbury (which has heretofore and shall hereinafter be referred to as the

“Merger”) pursuant to the laws of the Commonwealth of Pennsylvania, and Canterbury shall be the surviving corporation (sometimes hereinafter referred to as “Surviving Corporation” when reference is made to it after the Effective Time of the Merger (as defined below)). The Merger shall become effective on the date and at the time on which an Agreement or Articles of Merger have been duly filed with the Department of State of Pennsylvania, unless a later date is specified in such Agreement or Articles of Merger (such time is hereinafter referred to as the “Effective Time of the Merger”). Subject to the terms and conditions hereof, unless CCG and Canterbury otherwise agree in writing to make the Effective Time  of the Merger later than as contemplated below, the Effective Time of the Merger shall occur on the last day of the month in which the later of the following events occurs (i) the effective date (including expiration of any applicable waiting period) of the last required Consent (as defined herein) of any governmental agency having authority over the transactions contemplated under this Agreement and (ii) the date on which the shareholders of both of CCG and Canterbury, to the extent that their approval is required by applicable law, approve the transactions contemplated by this Agreement.  However, in no event will the Effective Time of the Merger extend beyond March 15, 2005.

(b)

The closing of the Merger (the “Closing”) shall take place at the offices of Canterbury, at 352 Stokes Road, Suite 200, Medford, New Jersey 08055 at 1:00 p.m. local time on the day that the Effective Time of the Merger occurs, or such other date, time and place as the parties hereto may agree (the “Closing Date”). Subject to the provisions of this Agreement, at the Closing there shall be delivered to each of the parties hereto the certificates and other documents and instruments required to be so delivered pursuant to this Agreement.

Section 1.2

Effect of Merger.

At the Effective Time of the Merger, CCG shall be merged with and into Canterbury and the separate existence of CCG shall cease in all respects. The Articles of Incorporation and Bylaws of Canterbury, as amended prior to the Effective Time of the Merger, shall be the Articles of Incorporation and the Bylaws of the Surviving Corporation and, until further amended as provided therein and in accordance with applicable law, shall have full force and effect after the Effective Time of the Merger.  The Merger shall have the effects set forth in Chapter 19, Section 1929 of the Pennsylvania Business Corporation Law.  The Surviving Corporation shall have all the rights, privileges, immunities and powers and shall be subject to all the duties and liabilities of each of the constituent corporations.  All property (real, personal and mixed) and all debts on whatever account, including subscriptions to shares, and all choses in action, all and every other interest, of or belonging to or due to each of the constituent corporations so merged shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed.  The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the constituent corporations so merged and any claim existing or action or proceeding pending by or against either of the constituent corporations may be prosecuted as if the Merger had not taken place or the Surviving Corporation may be substituted in its place.  Neither the rights of creditors nor any liens upon the property of any constituent corporation shall be impaired by the Merger.

Section 1.3

Further Assurances.

From and after the Effective Time of the Merger, as and when requested by the Surviving Corporation, the officers and directors of CCG last in office shall execute and deliver or cause to be executed and delivered in the name of CCG such deeds and other instruments and take or cause to be taken such further or other actions as shall be necessary in order to vest or perfect in or confirm of record or otherwise to the Surviving Corporation title to and possession of all of the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CCG.

2

Section 1.4

Directors and Officers.

From and after the Effective Time of the Merger, the directors of the Surviving Corporation and officers of the Surviving Corporation shall be those persons serving as directors and officers of CCG immediately prior to the Effective Time of the Merger and those persons serving as directors and officers of Canterbury immediately prior to the Effective Time of the Merger shall cease to serve in such capacity.  The provisions of this Section 1.4 shall be self executing at the Effective Time of the Merger and shall not require any additional action by any party.

ARTICLE 2

CONVERSION OF CONSTITUENTS’ CAPITAL SHARES

Section 2.1

Manner of Conversion of Canterbury Shares.

Subject to the provisions hereof, as of the Effective Time of the Merger and by virtue of the Merger and without any further action on the part of CCG, Canterbury or the holder of any shares thereof, the shares of the constituent corporations shall be treated as follows:

(a)

Each Canterbury Share held by the Remaining Shareholders immediately prior to the Effective Time of the Closing, as identified on Disclosure Schedule 2.1 attached hereto, shall continue to be issued and outstanding upon and after the Effective Time of the Merger and shall represent one share of common stock of the Surviving Corporation.  The certificates representing the Canterbury Shares held by the Remaining Shareholders shall, upon and after the Effective Time of the Merger and without the need for action on the part of any party, constitute certificates representing an equal number of shares of common stock of the Surviving Corporation held by such Remaining Shareholders.

(b)

Except with regard to the Canterbury Shares excluded in (a) above, each Canterbury Share outstanding immediately prior to the Effective Time of the Merger shall be cancelled and the holders thereof shall have the right to receive $0.40 in cash per share.  For the purposes of this Agreement, the Canterbury Shares cancelled pursuant to this Section 2.1(b) shall be referred to as the “Cancelled Canterbury Shares.”

(c)

Each share of common stock of CCG issued and outstanding immediately prior to the Effective Time of the Merger shall be cancelled without consideration.

(d)

Each share of preferred stock of CCG issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into one share of preferred stock of the Surviving Corporation having the rights, privileges and preferences of the preferred stock described in the Amendment to Canterbury’s Articles of Incorporation required under Section 5.8.  The preferred stock of Canterbury described in the Amendment is hereinafter referred to as the “Surviving Corporation Preferred Stock”.  The Surviving Corporation Preferred Stock shall have the same rights, privileges and preferences as the preferred stock of CCG.   Not later than three (3) days after the Closing Date, the Exchange Agent  (as that term is defined below) shall send or cause to be sent to each former holder of record of shares of preferred stock of CCG transmittal materials for use in exchanging their certificates formerly representing shares of preferred stock of CGG for certificates representing an equal number of shares of the Surviving Corporation Preferred Stock.

3

Section 2.2

Canterbury Stock Options and Related Matters.

All rights with respect to Canterbury Shares issuable pursuant to the exercise of stock options (“Canterbury Options”) granted by Canterbury under the Stock Option Plan (the “Canterbury Stock Option Plan”), which are outstanding and not exercised immediately prior to the Effective Time of the Merger shall expire and be canceled as of the Effective Time.  As more fully described in Section 8.6 hereof, it is a condition precedent to Closing that Canterbury  deliver written acknowledgments from the holders of all Canterbury Options of the cancellation of all of such options.

Section 2.3

Effectuating Conversion of Cancelled Canterbury Shares Into Cash.

(a)

American Stock Transfer shall serve as the exchange agent (the “Exchange Agent”). The Exchange Agent may employ sub-agents in connection with performing its duties. No later than one (1) business day prior to the Effective Time of the Merger, CCG will deliver or cause to be delivered to the Exchange Agent the aggregate consideration to be paid for the Cancelled Canterbury Shares. Not later than three (3) days after the Closing Date, the Exchange Agent shall send or cause to be sent to each former holder of record of the Cancelled Canterbury Shares transmittal materials (the “Letter of Transmittal”) for use in exchanging their certificates formerly representing the Cancelled Canterbury Shares for the consideration provided for in this Agreement. The Letter of Transmittal will contain instructions with respect to the surrender of certificates representing the Cancelled Canterbury Shares and the receipt of the consideration contemplated by this Agreement.

(b)

At the Effective Time of the Merger, the stock transfer books of Canterbury shall be closed as to holders of the Cancelled Canterbury Shares immediately prior to the Effective Time of the Merger and no transfer of the Cancelled Canterbury Shares by any such holder shall thereafter be made or recognized and each outstanding certificate formerly representing the Cancelled Canterbury Shares shall, without any action on the part of any holder thereof, be cancelled automatically and shall no longer represent Canterbury Shares. If, after the Effective Time of the Merger, certificates are properly presented to the Exchange Agent and have been paid for in full if purchased from Canterbury, such certificates shall be exchanged for the consideration contemplated by this Agreement into which the Cancelled Canterbury Shares represented thereby were converted in the Merger.

(c)

In the event that any holder of record as of the Effective Time of the Merger of the Cancelled Canterbury Shares is unable to deliver the certificate which represents such holder’s the Cancelled Canterbury Shares, the Exchange Agent, in the absence of actual notice that any the Cancelled Canterbury Shares theretofore represented by any such certificate have been acquired by a bona fide purchaser, may, in its discretion, deliver to such holder the consideration contemplated by this Agreement upon the presentation of all of the following: (i) An affidavit or other evidence to the reasonable satisfaction of the Surviving Corporation that any such certificate has been lost, wrongfully taken or destroyed; (ii) Such security or indemnity as may be reasonably requested by the Surviving Corporation to indemnify and hold the Surviving Corporation harmless in respect of such stock certificate(s); and (iii) Evidence to the satisfaction of the Surviving Corporation that such holder is the owner of the Cancelled Canterbury Shares theretofore represented by each certificate claimed by such holder to be lost, wrongfully taken or destroyed and that such holder is the person who would be entitled to present each such certificate for exchange pursuant to this Agreement.

4

(d)

In the event that the delivery of the consideration contemplated by this Agreement is to be made to a person other than the person in whose name any certificate representing Cancelled Canterbury Shares surrendered is registered, such certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer), with the signature(s) appropriately guaranteed, and otherwise in proper form for transfer, and the person requesting such delivery shall pay any transfer or other taxes required by reason of the delivery to a person other than the registered holder of such certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.

Section 2.4

Laws of Escheat.

If any of the consideration due or other payments to be paid or delivered to the holders of the Cancelled Canterbury Shares is not paid or delivered within the time period specified by any applicable laws concerning abandoned property, escheat or similar laws, and if such failure to pay or deliver such consideration occurs or arises out of the fact that such property is not claimed by the proper owner thereof, the Surviving Corporation or the Exchange Agent shall be entitled to dispose of any such consideration or other payments in accordance with applicable laws concerning abandoned property, escheat or similar laws. Any other provision of this Agreement notwithstanding, none of Canterbury, CCG, the Exchange Agent, nor any other Person acting on their behalf shall be liable to a holder of Cancelled Canterbury Shares for any amount paid or property delivered in good faith to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar law.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF CANTERBURY

Canterbury hereby represents and warrants to CCG as follows as of the date hereof and as of all times up to and including the Effective Time of the Merger (except as otherwise provided):

Section 3.1

Corporate Organization.

(a)

Canterbury is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Canterbury has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as such business is now being conducted, and is duly licensed or qualified to do business in all such places where the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it make such qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect (as defined herein) on the business, assets, operations, financial condition or results of operations (such business, assets, operations, financial condition or results of operations hereinafter collectively referred to as the “Condition”) of Canterbury.

(b)

Canterbury has in effect all federal, state, local and foreign governmental, regulatory and other authorizations, permits and licenses necessary for it to own or lease its properties and assets and to carry on its business as now conducted.

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Section 3.2

Capitalization.

The authorized capital stock of Canterbury consists of 50,000,000 shares of Canterbury, $0.001 par value common stock, of which 1,965,822 Canterbury Shares are issued and outstanding as of the date hereof (none of which is held in the treasury of Canterbury). All of the issued and outstanding Canterbury Shares have been duly authorized and validly issued in compliance with applicable state and federal securities laws and all such shares are fully paid and nonassessable. Except for the option to convert certain 7¾% Senior Convertible Promissory Notes into 1,000,000 Canterbury Shares, as of the date hereof there are no other outstanding options, warrants, commitments, or other rights or instruments to purchase or acquire any shares of capital stock of Canterbury, or any securities or rights convertible into or exchangeable for shares of capital stock of Canterbury, except the Stock Options set forth on the Disclosure Schedule 3.2, all of which shall be cancelled on or before the Effective Time of the Merger pursuant to Sections 2.2 and 8.6 of this Agreement and Plan of Merger.

Section 3.3

Financial Statements; Filings.

(a)

The financial statements of Canterbury as of and for the years ended  November 30, 2001, November 30, 2002, and November 30, 2003, and for each subsequent calendar quarter or year of Canterbury (the “Financial Statements”) through August 31, 2004 have been prepared in all material respects in accordance with generally accepted accounting principles, which principles have been or will be consistently applied during the periods involved, except as otherwise noted therein, and the books and records of Canterbury have been, are being, and will be maintained in all material respects in accordance with applicable legal and accounting requirements and reflect only actual transactions. Each of the Financial Statements (including the related notes, where applicable) fairly present or will fairly present the financial position of Canterbury as of the respective dates thereof and fairly present or will fairly present the results of operations of Canterbury for the respective periods therein set forth, subject to normal year end audit adjustments in amounts consistent with past experience in the case of unaudited statements.

(b)

Except as set forth in Disclosure Schedule 3.3(b), since November 30, 2003, Canterbury has not incurred any obligation or liability (contingent or otherwise) that has or might reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Condition of Canterbury.

Section 3.4

Authority; No Violation.

(a)

Canterbury has full corporate power and authority to execute and deliver this Agreement and, subject to the approval of the shareholders of Canterbury, to consummate the transactions contemplated hereby. The Board of Directors of Canterbury has duly and validly approved this Agreement and the transactions contemplated hereby, has authorized the execution and delivery of this Agreement, has directed that this Agreement and the transactions contemplated hereby be submitted to Canterbury‘s shareholders for approval at a meeting of such shareholders and, except for the adoption of such Agreement by its shareholders, no other corporate proceeding on the part of Canterbury is necessary to consummate the transactions so contemplated. This Agreement, when duly and validly executed by Canterbury and delivered by Canterbury (and assuming due authorization, execution and delivery by CCG), will constitute a valid and binding obligation of Canterbury, and will be enforceable against Canterbury in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

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(b)

Except as set forth in Disclosure Schedule 3.4(b), neither the execution and delivery of this Agreement by Canterbury nor the consummation by Canterbury of the transactions contemplated hereby, nor compliance by Canterbury with any of the terms or provisions hereof, will (i) violate any provision of the Articles of Incorporation or Bylaws of Canterbury, (ii) assuming that approvals referred to herein are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Canterbury or its properties or assets, or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by or result in the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of Canterbury under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Canterbury is a party, or by which any of them or any of their respective properties or assets may be bound or affected.

Section 3.5

Consents and Approvals.

Except for (i) the approval of the shareholders of Canterbury pursuant to the proxy statement of Canterbury relating to the meeting of the shareholders of Canterbury at which the Merger is to be considered (the “Proxy Statement”); (ii) the approval of this Agreement by the shareholders of CCG; (iii) the filing of an Agreement or Articles of Merger with the Commonwealth of Pennsylvania; and (iv) as set forth in Disclosure Schedule 3.5, no Consents of any person are necessary in connection with the execution and delivery by Canterbury of this Agreement, and the consummation by Canterbury of the Merger and the other transactions contemplated hereby.

Section 3.6

Legal Proceedings; Etc.

Except for the arbitration settlement obligation described in Disclosure Schedule 3.3(b) and as otherwise set forth in Disclosure Schedule 3.6, Canterbury is not a party to any, and there are no pending or, to the knowledge of Canterbury, threatened, judicial, administrative, arbitral or other proceedings, claims, actions, causes of action or governmental investigations against Canterbury challenging the validity of the transactions contemplated by this Agreement and, to the knowledge of Canterbury as of the date hereof, there is no proceeding, claim, action or governmental investigation against Canterbury; no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator is outstanding against Canterbury; there is no default by Canterbury under any material contract or agreement to which Canterbury is a

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party; and Canterbury is not a party to any agreement, order or memorandum in writing by or with any third party or governmental entity restricting the operations of Canterbury and Canterbury has not been advised by any governmental entity that any such governmental entity is contemplating issuing or requesting the issuance of any such order or memorandum in the future.

Section 3.7

Taxes and Tax Returns.

(a)

Canterbury has made Baratz & Associates its auditing firm, available to CCG as well as copies of the federal, state and local income tax returns of Canterbury for the years 2001, 2002, and 2003 and all schedules and exhibits thereto.  Such returns have not been examined by the Internal Revenue Service or any other taxing authority. Except as reflected in Disclosure Schedule 3.7 Canterbury has duly filed (or obtained extensions to file) in correct form in all material respects all federal, state and local information returns and tax returns required to be filed on or prior to the date hereof, and Canterbury has duly paid or made adequate provisions for the payment of all taxes and other governmental charges which are owed by Canterbury to any federal, state or local taxing authorities, whether or not reflected in such returns (including, without limitation, those owed in respect of the properties, income, business, capital stock, deposits, franchises, licenses, sales and payrolls of Canterbury, other than taxes and other charges which (i) are not yet delinquent or are being contested in good faith or (ii) have not been finally determined. The amounts set forth as liabilities for taxes on the Financial Statements are sufficient, in the aggregate, for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed, accrued or applicable, for the periods then ended, and have been computed in accordance with generally accepted accounting principles. Canterbury is not responsible for the taxes of any other person, under Treasury Regulation 1.1502-6 or any similar provision of federal, state or foreign law.

(b)

Except as disclosed in Disclosure Schedule 3.7, Canterbury has not executed an extension or waiver of any statute of limitations on the assessment or collection of any federal, state or local taxes due, and deferred taxes of Canterbury, have been adequately provided for in the Financial Statements of Canterbury, or the Financial Statements.

(c)

Except as disclosed in Disclosure Schedule 3.7, Canterbury has not made any payment, is not obligated to make any payment and is not a party to any contract, agreement or other arrangement that could obligate it to make any payment that would be disallowed as a deduction under Section 280G or 162(m) of the Code.

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(d)

(i) Proper and accurate amounts have been withheld by Canterbury from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of all applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns have been filed by Canterbury for all periods for which returns were due with respect to withholding, Social Security and unemployment taxes or charges due to any federal, state or local taxing authority and (iii) the amounts shown on such returns to be due and payable have been paid in full or adequate provision therefor have been included by Canterbury.

Section 3.8

Registration Obligations.

Canterbury is not under any obligation, contingent or otherwise, which will survive the Merger to register any of its securities under the Securities Act of 1933 or any state securities laws.

Section 3.9

Antitakeover Provisions.

Canterbury has taken all actions required to exempt Canterbury, this Agreement and the Merger from any provisions of an antitakeover nature contained in their organizational documents, and the provisions of any federal or state “antitakeover,” “fair price,” “moratorium,” “control share acquisition” or similar laws or regulations.

Section 3.10

Compliance with Laws.

Canterbury has conducted its business in accordance with all applicable federal, foreign, state and local laws, regulations and orders, and is in compliance with such laws, regulations and orders in all material respects.  Except as disclosed in Disclosure Schedule 3.10, Canterbury: (a) is not aware of or has no reason to believe that it is in violation of any laws, orders or permits applicable to its business or the employees or agents or representatives conducting its business; and (b) has not received a notification or communication from any agency or department of any federal, state or local governmental authority (i) asserting that Canterbury is not in compliance with any laws or orders which such governmental authority enforces, (ii) threatening to revoke any permit, (iii) requiring Canterbury to enter into any cease and desist order, formal or informal agreement, commitment or memorandum of understanding, or to adopt any resolutions or similar undertakings, or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit in any manner, the operations of Canterbury.

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Section 3.11

Proxy Materials.

The Proxy Statement to be mailed to the shareholders of Canterbury in connection with the solicitation of their approval of this Agreement will be prepared in accordance with requirements of applicable law. The legal responsibility for the contents of such Proxy Statement (other than information supplied by CCG concerning CCG) shall be and remain with Canterbury.

Section 3.12

Untrue Statements and Omissions.

No representation or warranty contained in Article 3 of this Agreement or in the Disclosure Schedules contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF CCG

CCG hereby represents and warrants to Canterbury as follows as of the date hereof and also on the Effective Time of the Merger (except as otherwise provided):

Section 4.1

Organization and Related Matters.

CCG is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania.  CCG has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, or as proposed to be conducted pursuant to this Agreement, and CCG is licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by CCG, or the character or location of the properties and assets owned or leased by CCG makes such licensing or qualification necessary, except where the failure to be so licensed or qualified (or steps necessary to cure such failure) would not have a Material Adverse Effect on the Condition (as defined in Section 3.1) of CCG.

Section 4.2

Authorization.

The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby and in any related agreements, have been or, as of the Effective Time of the Merger, will have been duly authorized by the Board of Directors of CCG, and no other corporate proceedings on the part of CCG are or will be necessary to authorize this

10

Agreement and the transactions contemplated hereby. This Agreement is the valid and binding obligation of CCG enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any provision of the Articles of Incorporation or Bylaws of CCG or, (ii) to CCG’s knowledge and assuming that any necessary Consents are duly obtained violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to CCG or CCG or any of its material properties or assets.

Section 4.3

Capitalization.

The authorized capital stock of CCG consists of 1,000 shares of common stock, $0.001 par value, of which 100 shares are issued and outstanding as of the date of hereof, and 5,000,000 shares of preferred stock, no par value, of which 1,662,500 shares will be issued and outstanding as of the date of the Merger.  All of the issued and outstanding shares of CCG common stock and preferred stock have been duly authorized and validly issued in compliance with applicable state and federal securities laws, and all such shares are fully paid and non-assessable.  Disclosure Schedule 4.3 attached hereto lists the names of all holders of CCG common stock and/or preferred stock.

Section 4.4

Legal Proceedings, Etc.

CCG is not a party to any, and there have been no pending, or, to the knowledge of CCG, threatened, legal, administrative, arbitral or other proceedings, claims, actions, causes of action or governmental investigations of any nature against CCG challenging the validity or propriety of the transactions contemplated by this Agreement.

Section 4.5

Consents and Approvals.

Except for (i) approval of this Agreement by the respective shareholders of CCG and Canterbury; and (ii) filing of Articles or Agreement of Merger with the Commonwealth of Pennsylvania, no consents or approvals by, or filings or registrations with, any third party or any public body, agency or authority are necessary in connection with the execution and delivery by CCG or, to the knowledge of CCG, by Canterbury of this Agreement, and the consummation of the Merger and the other transactions contemplated hereby.

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Section 4.6

Untrue Statements and Omissions.

No representation or warranty contained in Article 4 of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE 5

COVENANTS AND AGREEMENTS

 Section 5.1

Conduct of the Business of Canterbury.

(a)

During the period from the date of this Agreement to the Effective Time of the Merger, Canterbury shall, (i) conduct its business in the usual, regular and ordinary course consistent with past practice and prudent banking principles, (ii) use its best efforts to maintain and preserve intact for itself and for CCG its business organization, employees, goodwill with customers and advantageous business relationships and retain the services of its officers and key employees, and (iii) except as required by law or regulation, take no action which would adversely affect or delay the ability of Canterbury or CCG to obtain any approvals required for the consummation of the transactions contemplated hereby or to perform its covenants and agreements under this Agreement.

(b)

During the period from the date of this Agreement to the Effective Time of the Merger, except as required by law or regulation, Canterbury shall not, without the prior written consent of CCG or as otherwise contemplated herein, to: (i) change, delete or add any provision of or to the Articles of Incorporation or Bylaws of Canterbury; (ii) change the number of shares of the authorized, issued or outstanding capital stock of Canterbury, including any issuance, purchase, redemption, split, combination or reclassification thereof, or issue or grant any option, warrant, call, commitment, subscription, right or agreement to purchase relating to the authorized or issued capital stock of Canterbury, declare, or set aside or pay any dividend or other distribution with respect to the outstanding capital stock of Canterbury; (iii) incur any material liabilities or material obligations, whether directly or by way of guaranty, including any obligation for borrowed money, or whether evidenced by any note, bond, debenture, or similar instrument, except in the ordinary course of business consistent with past practice; (iv) make any capital expenditures individually in excess of $10,000, other than pursuant to binding commitments entered into in the ordinary course of business; (v) sell, transfer, convey or otherwise dispose of any real property or interest therein having a book

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value in excess of or in exchange for consideration in excess of $25,000; (vi) pay any bonuses to any executive officer except pursuant to the terms of an enforceable written employment agreement; enter into any new, or amend in any respect any existing, employment, consulting, non-competition or independent contractor agreement with any person; alter the terms of any existing incentive bonus or commission plan; adopt any new or amend in any material respect any existing employee benefit plan, except as may be required by law; grant any general increase in compensation to its employees as a class or to its officers except for non-executive officers in the ordinary course of business and consistent with past practices and policies or except in accordance with the terms of an enforceable written agreement; grant any material increase in fees or other increase in compensation or in other benefits to any of its directors; or effect any change in any material respect in retirement benefits to any class of employees or officers, except as required by law; (vii) enter into or extend any agreement, lease or license relating to real property or personal property, relating to Canterbury; (viii) acquire the assets or equity securities of any Person or acquire direct or indirect control of any person; (ix) take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article 7 not being satisfied; or (x) commence any cause of action or proceeding other than in accordance with past practice or settle any action, claim, arbitration, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry or other proceeding against Canterbury for material money damages or restrictions upon any of their operations.

Section 5.2

Current Information.

Canterbury will promptly notify CCG of any material change in the  business or the operations or the properties of Canterbury, any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) affecting Canterbury, the institution or the threat of litigation, claims, threats or causes of action involving Canterbury, and will keep CCG fully informed of such events. Canterbury will furnish to CCG, promptly after the preparation and/or receipt by Canterbury thereof, copies of its unaudited monthly financial statements for the month then ended, and such financial statements shall, upon delivery to CCG, be treated, for purposes of Section 3.3 hereof, as among the Financial Statements.

Section 5.3

Access to Properties; Personnel and Records.

(a)

For so long as this Agreement shall remain in effect, Canterbury shall permit CCG or its agents full access, during normal business hours and upon reasonable notice, to the properties of Canterbury, and shall disclose and make

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available (together with the right to copy) to CCG and to its internal auditors, attorneys, accountants and other representatives, all books, papers and records relating to the assets, stock, properties, operations, obligations and liabilities of Canterbury, including all books of account (including the general ledger), tax records, minute books of directors’ and shareholders’ meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory agency, unless considered confidential by such regulatory agency, correspondence with regulatory or taxing authorities, documents relating to assets, titles, abstracts, appraisals, consultant’s reports, plans affecting employees, securities transfer records and stockholder lists, and any other assets, business activities or prospects in which CCG may have a reasonable interest, and Canterbury shall use its reasonable best efforts to provide CCG and its representatives access to the work papers of Canterbury’s accountants.  Canterbury shall not be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer, would contravene any law, rule, regulation, order or judgment, would violate any fiduciary obligations or duties of the officers or directors of Canterbury or would violate any confidentiality agreement; provided that Canterbury, shall cooperate with CCG in seeking to obtain Consents from appropriate parties under whose rights or authority access is otherwise restricted. The foregoing rights granted to CCG shall not, whether or not and regardless of the extent to which the same are exercised, affect the representations and warranties made in this Agreement by Canterbury.

(b)

All information furnished by the parties hereto pursuant to this Agreement shall be treated as the sole property of the party providing such information until the consummation of the Merger contemplated hereby and, if such transaction shall not occur, the party receiving the information shall return to the party which furnished such information, all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for five (5) years from the date the proposed transactions are abandoned but shall not apply to (i) any information which (A) the party receiving the information was already in possession of prior to disclosure thereof by the party furnishing the information, (B) was then available to the public, or (C) became available to the public through no fault of the party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction or regulatory agency; provided, however, the party which is the subject of any such legal requirement or order shall use its best efforts to give the other party at least ten (10) business days prior notice thereof so that such other party may seek a protective order or other appropriate remedy, and provided further, in the event such other party is unable to

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obtain a protective order or such other remedy, the party that is subject to such legal requirement shall furnish only that portion of such information which it is advised by counsel is legally required and shall use best efforts to insure that confidential treatment will be accorded such information. Each party hereto acknowledges and agrees that a breach of any of their respective obligations under this Section 5.3 would cause the other irreparable harm for which there is no adequate remedy at law, and that, accordingly, each is entitled to injunctive and other equitable relief for the enforcement thereof in addition to damages or any other relief available at law.

Section 5.4

Approval of Canterbury Shareholders.

Canterbury will take all steps necessary under applicable laws to call, give notice of, convene and hold a meeting of its shareholders for the purpose of approving this Agreement and the transactions contemplated hereby and for such other purposes consistent with the complete performance of this Agreement as may be necessary or desirable. The Board of Directors of Canterbury will recommend to its shareholders the approval of this Agreement and the transactions contemplated hereby and Canterbury will use its best efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby.

Section 5.5

No Other Bids.

For as long as this Agreement is in effect, except with respect to this Agreement and the transactions contemplated hereby, neither Canterbury nor any “affiliate” (as defined below) thereof, nor any investment banker, attorney, accountant or other representative (collectively, “representative”) retained by Canterbury shall directly or indirectly initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any “takeover proposal” (as defined below) by any other party. Except to the extent Canterbury’s Board of Directors has been advised in writing by counsel to such Board of Directors that the failure to do so could be a breach of its fiduciary duties, neither Canterbury nor any affiliate or representative thereof shall furnish any non-public information that it is not legally obligated to furnish or negotiate or enter into any agreement or contract with respect to any takeover proposal, and shall direct and use its reasonable efforts to cause its affiliates or representatives not to engage in any of the foregoing, but Canterbury may communicate information about such a takeover proposal to its shareholders if and to the extent it is required to do so in order to comply with its legal obligations as advised in writing by counsel. Canterbury shall promptly notify CCG orally and in writing in the event that it receives any inquiry or proposal relating to any such transaction. Canterbury shall immediately cease and cause to be terminated as of the date of this Agreement any existing activities, discussions or negotiations with

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any other parties conducted heretofore with respect to any of the foregoing. As used in this Section 5.5, an “affiliate” of a party means (i) any other party directly or indirectly controlling, controlled by or under common control with such party, (ii) any executive officer, director, partner, employer or direct or indirect beneficial owner of a 10% or greater equity or voting interest in such party, or (iii) any other party for which a party described in clause (ii) acts in any such capacity. As used in this Section 5.5, “takeover proposal” shall mean any proposal for a merger or other business combination involving Canterbury or for the acquisition of a significant equity interest in Canterbury or for the acquisition of a significant portion of the assets or liabilities of Canterbury.

Section 5.6

Exemption Under Anti-Takeover Statutes.

Prior to the Effective Time of the Merger, Canterbury will use its best efforts to take all steps required to exempt the transactions contemplated by this Agreement from any applicable state anti-takeover law.

Section 5.7

Publicity.

Except as otherwise required by law or the rules of NASDAQ, so long as Canterbury is listed on NASDAQ and this Agreement is in effect, neither CCG nor Canterbury shall, or shall permit any of their respective subsidiaries or Affiliates to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld. In the event such press release, public statement or public announcement is required by law, the announcing party will give the other party advance notice of such and provide a copy of the proposed release, statement or announcement to the other party.

Section 5.8

Amendment of Canterbury’s Articles of Incorporation.

Prior to the Effective Time of the Merger, Canterbury shall take, or cause to be taken, all steps reasonably required to amend Canterbury’s Articles of Incorporation (the “Amendment”).  The Amendment shall be filed with the Department of State of Pennsylvania and shall be effective prior to the Effective Time of the Merger.

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ARTICLE 6

ADDITIONAL COVENANTS AND AGREEMENTS

Section 6.1

Efforts; Cooperation.

Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its commercially reasonable best efforts promptly to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or otherwise, including attempting to obtain all necessary Consents, to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement.

Section 6.2

Shareholder Approvals; Proxy Statement.

(a)

Each of CCG and Canterbury shall call a meeting of its shareholders (the “Shareholder Meeting”) for the purpose of voting on the Merger and shall take all action necessary or advisable to obtain shareholder approval of the Merger and each of CCG and Canterbury agrees that this Agreement and the Merger shall be submitted to the shareholders at such meeting.  The Shareholder Meetings shall be held as soon as practicable and each of CCG and Canterbury will, through its respective Board of Directors, subject to this Agreement, recommend to its respective shareholders the approval of the Merger.  Subject to the terms hereof, Canterbury agrees that it shall include in the Proxy Statement the recommendation of its Board of Directors to the shareholders to approve and adopt this Agreement and approve the Merger.

(b)

Canterbury will, as soon as practicable, prepare and file a preliminary Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) and will use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be cleared by the SEC.  Canterbury will provide a copy of the Proxy Statement to CCG and notify CCG of the receipt of any comments from the SEC or its staff of any request by the SEC or its staff for amendments or supplements to Proxy Statement or for additional information and will supply CCG with copies of all correspondence between Canterbury or any of its representatives on the one hand, and the SEC or its staff on the other hand, with respect to the Proxy Statement or the Merger.  Each of Canterbury and CCG agree to use their reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC.  As promptly as practicable after the Proxy Statement has been cleared by the SEC, Canterbury shall mail the Proxy Statement to its shareholders.  If at any time prior to the approval of this Agreement by Canterbury shareholders there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Canterbury will prepare and mail to its shareholders such an amendment or supplement.  Canterbury shall not use any proxy material in connection with the meeting of the shareholders without CCGs

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prior approval.

(c)

Each of CCG and Canterbury shall use its commercially reasonable efforts to obtain the necessary approvals by its respective shareholders of the Merger, this Agreement and the transactions contemplated hereby.

ARTICLE 7

MUTUAL CONDITIONS TO CLOSING

The obligations of CCG, on the one hand, and Canterbury, on the other hand, to consummate the transactions provided for herein shall be subject to the satisfaction of the following conditions, unless waived as hereinafter provided for:

Section 7.1

Shareholder Approval.

The Merger shall have been approved by the requisite vote of the shareholders of Canterbury and CCG.

Section 7.2

Litigation.

There shall be no actual or threatened causes of action, investigations or proceedings (i) challenging the validity or legality of this Agreement or the consummation of the transactions contemplated by this Agreement, or (ii) seeking damages in connection with the transactions contemplated by this Agreement, or (iii) seeking to restrain or invalidate the transactions contemplated by this Agreement, which and in the reasonable judgment of either CCG or Canterbury, based upon advice of counsel, would have a Material Adverse Effect with respect to the interests of CCG or Canterbury, as the case may be.

ARTICLE 8

CONDITIONS TO THE OBLIGATIONS OF CCG

The obligations of CCG to consummate the Merger are subject to the fulfillment of each of the following conditions, unless waived as hereinafter provided for:

Section 8.1

Representations and Warranties.

The representations and warranties of Canterbury set forth in this Agreement and in any certificate or document delivered pursuant hereto shall be true and correct in all material respects as of the date of this Agreement and as of all times

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up to and including the Effective Time of the Merger (as though made on and as of the Effective Time of the Merger except to the extent such representations and warranties are by their express provisions made as of a specified date and except for changes therein contemplated by this Agreement).

Section 8.2

Performance of Obligations.

Canterbury shall have performed in all material respects all covenants, obligations and agreements required to be performed by it under this Agreement prior to the Effective Time of the Merger.

Section 8.3

Certificate Representing Satisfaction of Conditions.

Canterbury shall have delivered to CCG a certificate of the Chief Executive Officer of Canterbury dated as of the Closing Date as to the satisfaction of the matters described in Sections 8.1 and 8.2 hereof, and such certificate shall be deemed to constitute additional representations, warranties, covenants, and agreements of Canterbury under Article 3 of this Agreement.

Section 8.4

Absence of Adverse Facts.

There shall have been no determination by CCG that any fact, event or condition exists or has occurred that, in the good faith judgment of CCG,

(a)

would have a Material Adverse Effect on, or which may be foreseen to have a Material Adverse Effect on, the Condition of Canterbury on a consolidated basis or the consummation of the transactions contemplated by this Agreement,

(b)

would be of such significance with respect to the business or economic benefits expected to be obtained by CCG pursuant to this Agreement as to render inadvisable the consummation of the transactions pursuant to this Agreement,

(c)

would be materially adverse to the interests of CCG on a consolidated basis or

(d)

would render the Merger or the other transactions contemplated by this Agreement impracticable because of any state of war, national emergency, banking moratorium or general suspension of trading on NASDAQ, provided, however, that none of the events or conditions set forth in this Section 8.4(d) shall be a basis for terminating this Agreement, but shall only be a basis for delaying the Closing until such event or condition ends, subject, however, to Section 10.1(b),

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which allows any party to terminate this Agreement if the Merger has not occurred on or prior to March 15, 2005.

Section 8.5

Material Condition.

There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger by any governmental authority which, in connection with the grant of any consent by any such governmental authority, imposes, in the good faith judgment of CCG, any material adverse requirement upon CCG, without limitation, any requirement that CCG, materially modify its operations or sell or dispose of any significant amount of assets.

Section 8.6

Acknowledgment of Stock Option Cancellation.

Each Canterbury Stock Option shall be canceled and terminated in accordance with Section 2.2 hereof as of the Effective Time of the Merger and Canterbury shall use its best efforts to obtain from each holder of a Canterbury Stock Option outstanding immediately prior to the Effective Time of the Merger such documents as CCG, with the advice of counsel, may deem necessary to evidence the cancellation and termination of such Canterbury Stock Options and the release of any rights under the Canterbury Options and the Canterbury Stock Option Plans.

Section 8.7

Outstanding Shares of Canterbury.

The total number of Canterbury Shares outstanding as of the Effective Time of the Merger and the total number of Canterbury Shares covered by any Stock Option, commitment, or other right or instrument to purchase or acquire any Canterbury Shares that are outstanding as of the Effective Time of the Merger, including any securities or rights convertible into or exchangeable for Canterbury Shares, shall not exceed 3,500,000 shares in the aggregate.

ARTICLE 9

CONDITIONS TO OBLIGATIONS OF CANTERBURY

The obligation of Canterbury to consummate the Merger as contemplated herein is subject to fulfillment of each of the following conditions, unless waived as hereinafter provided for:

20

Section 9.1

Representations and Warranties.

The representations and warranties of CCG contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof will be true and correct, in all material respects, as of the Effective Time of the Merger (as though made on and as of the Effective Time of the Merger), except to the extent such representations and warranties are by their express provisions made as of a specified date and except for changes therein contemplated by this Agreement.

Section 9.2

Performance of Obligations.

CCG shall have performed all covenants, obligations and agreements required to be performed by them and under this Agreement prior to the Effective Time of the Merger.

Section 9.3

Certificate Representing Satisfaction of Conditions.

CCG shall have delivered to Canterbury a certificate dated as of the Effective Time of the Merger as to the satisfaction of the matters described in Sections 9.1 and 9.2 hereof, and such certificate shall be deemed to constitute additional representations, warranties, covenants, and agreements of CCG under Article 4 of this Agreement.

Section 9.4

Absence of Adverse Facts.

There shall have been no determination by Canterbury that any fact, event or condition exists or has occurred that, in the judgment of Canterbury, would render the Merger or the other transactions contemplated by this Agreement impracticable because of any state of war, national emergency, banking moratorium, or a general suspension of trading on NASDAQ, provided, however, that none of the events or conditions set forth in this Section 9.4 shall be a basis for terminating this Agreement, but shall only be a basis for delaying the Closing until such event or condition ends, subject, however, to Section 10.1(b), which allows any party to terminate this Agreement if the Merger has not occurred on or prior to March 15, 2005.

Section 9.5

Investment Banking Letter.

Canterbury shall have received a written opinion in form and substance satisfactory to it from vFinance Investments, Inc., a recognized middle market investment banking firm, publicly traded under the symbol “VFIN”,  addressed to Canterbury, to the effect that the terms of the Merger, including the

21

per share price, are fair, from a financial point of view, to the shareholders of Canterbury.

Section 9.6

Delivery of Purchase Price to Exchange Agent.

Canterbury shall have received written confirmation from the Exchange Agent that CCG has delivered to the Exchange Agent the aggregate consideration to be paid for the Cancelled Canterbury Shares pursuant to Section 2.1(b) hereof.

ARTICLE 10

TERMINATION, WAIVER AND AMENDMENT

 Section 10.1 Termination.

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time of the Merger:

(a)

by the mutual consent in writing of the Board of Directors of CCG and Canterbury; or

(b)

by the Board of Directors of CCG or Canterbury if the Merger shall not have occurred on or prior to March 15, 2005; or

(c)

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 8.1 of this Agreement in the case of Canterbury and Section 9.1 in the case of CCG or in breach of any covenant or agreement contained in this Agreement) in the event of a material inaccuracy of any representation or warranty of the other party contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such inaccuracy and which inaccuracy would provide the terminating party the ability to refuse to consummate the Merger under the applicable standard set forth in Section 8.1 of this Agreement in the case of Canterbury and Section 9.1 of this Agreement in the case of CCG; or

(d)

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 8.1 of this Agreement in the case of Canterbury and Section 9.1 in the case of CCG or in breach of any covenant or other agreement contained in this Agreement) in the event of a material breach by the other party of any covenant or agreement

22

contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach; or

(e)

by the Board of Directors of CCG or Canterbury in the event (i) any Consent of any governmental authority required for consummation of the Merger and the other transactions contemplated hereby shall have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, or (ii) the shareholders of either CCG or Canterbury fail to vote their approval of this Agreement and the Merger and the transactions contemplated hereby as required by applicable law at the applicable shareholders’ meeting where the transactions were presented to such shareholders for approval and voted upon; or

(f)

by the Board of Directors of CCG or Canterbury (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 8.1 of this Agreement in this case of Canterbury and Section 9.1 in the case of CCG or in breach of any covenant or agreement contained in this Agreement) in the event that any of the conditions precedent to the obligations of such party to consummate the Merger (other than as contemplated by Section 10.1(e) of this Agreement) cannot be satisfied or fulfilled by the date specified in Section 10.1(b) of this Agreement as the date after which such party may terminate this Agreement.

Section 10.2

Effect of Termination.

In the event of the termination and abandonment of this Agreement pursuant to Section 10.1 of this Agreement, the Agreement shall terminate and have no effect, except that the provisions of this Section 10.2, Section 10.5 and Article 11 of this Agreement shall survive any such termination and abandonment.

23

Section 10.3

Amendments.

To the extent permitted by law, this Agreement may be amended by a subsequent writing signed by each of CCG and Canterbury.

Section 10.4

Waivers.

Subject to Section 11.11 hereof, prior to or at the Effective Time of the Merger, CCG on the one hand, and Canterbury, on the other hand, shall have the right to waive any default in the performance of any term of this Agreement by the other, to waive or extend the time for the compliance or fulfillment by the other of any and all of the other’s obligations under this Agreement and to waive any or all of the conditions to its obligations under this Agreement, except any condition, which, if not satisfied, would result in the violation of any law or any applicable governmental regulation.

Section 10.5

Non-Survival of Representations and Warranties.

The representations, warranties, covenants or agreements in this Agreement or in any instrument delivered by CCG or Canterbury shall not survive the Effective Time of Merger, except that Article 2 and Section 5.3(b), shall survive the Effective Time of the Merger, and any representation, warranty or agreement in any agreement, contract, report, opinion, undertaking or other document or instrument delivered hereunder in whole or in part by any person other than CCG, Canterbury (or directors and officers thereof in their capacities as such) shall survive the Effective Time of Merger; provided that no representation or warranty of CCG or Canterbury contained herein shall be deemed to be terminated or extinguished so as to deprive CCG, on the one hand, and Canterbury, on the other hand, of any defense at law or in equity which any of them otherwise would have to any claim against them by any person, including, without limitation, any shareholder or former shareholder of either party. No representation or warranty in this Agreement shall be affected or deemed waived by reason of the fact that CCG or Canterbury and/or its representatives knew or should have known that any such representation or warranty was, is, might be or might have been inaccurate in any respect.

ARTICLE 11

MISCELLANEOUS

Section 11.1

Definitions.

Except as otherwise provided herein, the capitalized terms set forth below (in

24

their singular and plural forms as applicable) shall have the following meanings:

“Affiliate” of a person shall mean (i) any other person directly or indirectly through one or more intermediaries controlling, controlled by or under common control of such person, (ii) any officer, director, partner, employer or direct or indirect beneficial owner of any 10% or greater equity of voting interest of such person or (iii) any other persons for which a person described in clause (ii) acts in any such capacity.

“Consent” shall mean a consent, approval or authorization, waiver, clearance, exemption or similar affirmation by any person pursuant to any lease, contract, permit, law, regulation or order.

“Material Adverse Effect” on CCG or Canterbury shall mean an event, change, or occurrence which, individually or together with any other event, change or occurrence, (i) has or is reasonably likely to have a material adverse effect on the financial condition, results of operations, regulatory rating, business, prospects or shareholders equity of CCG or Canterbury, (ii) materially impairs the ability of CCG or Canterbury to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement, or (iii) involves Canterbury and would be materially adverse to the interests of CCG; provided that “Material Adverse Effect” shall not be deemed to include the impact of:

(a)

actions and omissions of CCG or Canterbury taken with the prior written consent of the other in contemplation of the transactions contemplated hereby, and

(b)

the direct effects of compliance with this Agreement on the operating performance of the parties, including expenses incurred by the parties in consummating the transactions contemplated by this Agreement or relating to any litigation arising as a result of the Merger; provided that with respect to Canterbury, only if and to the extent any such expenses payable to third parties are disclosed by Canterbury or incurred by Canterbury following the date hereof as permitted by this Agreement.

“Remaining Shareholders” shall mean those holders of Canterbury Shares listed on Disclosure Schedule 2.1 attached hereto.

Section 11.2

Entire Agreement.

This Agreement and the documents referred to herein contain the entire agreement among CCG and Canterbury with respect to the transactions

25

contemplated hereunder and this Agreement supersedes all prior arrangements or understandings with respect thereto, whether written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, firm, corporation or entity, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 11.3

Notices.

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by first class or registered or certified mail, postage prepaid, telegram or telex or other facsimile transmission addressed as follows:

If to Canterbury:

Special Committee of the Board of Directors

Stephen Vineberg and Paul Shapiro

c/o Canterbury Consulting Group, Inc.

352 Stokes Road, Suite 200

Medford, New Jersey  08055

(fax)

609-953-0062

With a copy to:

John M. Oakey, III, Esquire

Williams Mullen

Post Office Box 1320

Richmond, Virginia  23218-1320

(fax)

(804) 783-6507

If to CCG, then to:

Kevin J. McAndrew, President

P.O. Box 1371

Medford, New Jersey  08055

(fax) (609) 654-7694

With a copy to:

Steven J. Schaffer, Esquire

26

Burns & Schaffer

17 Hanover Road

Florham Park, New Jersey  07932

(fax) (973) 822-9016

All such notices or other communications shall be deemed to have been delivered (i) upon receipt when delivery is made by hand, (ii) on the third (3rd) business day after deposit in the United States mail when delivery is made by first class, registered or certified mail, and (iii) upon transmission when made by telegram, telex or other facsimile transmission if evidenced by a sender transmission completed confirmation.

Section 11.4

Severability.

If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other competent authority to be invalid, void or unenforceable or against public or regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and in no way shall be affected, impaired or invalidated, if, but only if, pursuant to such remaining terms, provisions, covenants and restrictions the Merger may be consummated in substantially the same manner as set forth in this Agreement as of the later of the date this Agreement was executed or last amended.

Section 11.5

Costs and Expenses.

(a)

Except as set forth in Section 11.6(b), expenses incurred by Canterbury on the one hand and CCG on the other hand, in connection with or related to the authorization, preparation and execution of this Agreement, the solicitation of shareholder approval and all other matters related to the closing of the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants employed by either such party or its affiliates, shall be borne solely and entirely by the party which has incurred same.

(b)

Notwithstanding the provisions of Section 11.6(a) hereof, if for any reason the Merger is not approved by the shareholders of Canterbury as required, Canterbury shall bear and pay all of the costs and expenses incurred by CCG with respect to the fees and expenses of accountants, counsel, consultants, printers and others involved in the transactions contemplated by this Agreement.

Final settlement with respect to the payment of such fees and

27

expenses by the parties shall be made within thirty (30) days after the termination of this Agreement.

Section 11.6

Captions.

The captions as to contents of particular articles, sections or paragraphs contained in this Agreement and the table of contents hereto are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation on the scope of the particular articles, sections or paragraphs to which they refer.

Section 11.7

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document with the same force and effect as though all parties had executed the same document.

Section 11.8

Persons Bound; No Assignment.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, distributees, and assigns, but notwithstanding the foregoing, this Agreement may not be assigned by any party hereto unless the prior written consent of the other parties is first obtained (other than by CCG to another affiliate of CCG).

Section 11.9 Governing Law.

This Agreement is made and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without respect to its conflicts of laws principles).

Section 11.10 Exhibits and Schedules.

Each of the exhibits and schedules attached hereto is an integral part of this Agreement and shall be applicable as if set forth in full at the point in the Agreement where reference to it is made.

Section 11.11 Waiver.

The waiver by any party of the performance of any agreement, covenant, condition or warranty contained herein shall not invalidate this Agreement, nor shall

28

it be considered a waiver of any other agreement, covenant, condition or warranty contained in this Agreement. A waiver by any party of the time for performing any act shall not be deemed a waiver of the time for performing any other act or an act required to be performed at a later time. The exercise of any remedy provided by law, equity or otherwise and the provisions in this Agreement for any remedy shall not exclude any other remedy unless it is expressly excluded. The waiver of any provision of this Agreement must be signed by the party or parties against whom enforcement of the waiver is sought. This Agreement and any exhibit, memorandum or schedule hereto or delivered in connection herewith may be amended only by a writing signed on behalf of each party hereto.

Section 11.12  Construction of Terms.

Whenever used in this Agreement, the singular number shall include the plural and the plural the singular. Pronouns of one gender shall include all genders. Accounting terms used and not otherwise defined in this Agreement have the meanings determined by, and all calculations with respect to accounting or financial matters unless otherwise provided for herein, shall be computed in accordance with generally accepted accounting principles, consistently applied. References herein to articles, sections, paragraphs, subparagraphs or the like shall refer to the corresponding articles, sections, paragraphs, subparagraphs or the like of this Agreement. The words “hereof”, “herein”, and terms of similar import shall refer to this entire Agreement. Unless the context clearly requires otherwise, the use of the terms “including”, “included”, “such as”, or terms of similar meaning, shall not be construed to imply the exclusion of any other particular elements.

THIS SPACE INTENTIONALLY LEFT BLANK

29

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered, and their respective seals hereunto affixed, by their officers thereunto duly authorized, and have caused this Agreement to be dated as of the date and year first above written.

CANTERBURY CONSULTING GROUP, INC.

By:  /s/ Kevin J. McAndrew

       KEVIN J. McANDREW

Its:  President

ATTEST:

By:  /s/ Jean Z. Pikus

       JEAN Z. PIKUS

Its: Secretary

CCG GROUP, INC.

By:  /s/ Stanton M. Pikus

        STANTON M. PIKUS

Its:   Vice President

ATTEST:

By:  /s/ Marlene L. Levy

       MARLENE L. LEVY

Its:  Assistant Secretary

30

Disclosure Schedule 2.1

Remaining Shareholders

Canterbury Consulting Group, Inc. stock that will be excluded from the buyout at $0.40 per share (these shares assume the conversion of the existing 7 3/4 Senior Convertible Promissory Note into 1,000,000 share of Canterbury common stock).

Shareholders	Number of fully diluted shares
Stanton M. Pikus	285,545
Jean Pikus	54,450
The Matthew Zane Pikus Trust, Jack Uris, Trustee	10,286
Kevin J. McAndrew	190,926
Louis Kassen IRA, Louis Kassen Trustee	102,400
Richard Zwerlein	103,271
Marlene L. Levy	188,523
Alan Manin	125,580
Aaron Alter	168,922
Frank Cappiello	135,239
Richard Molinsky	100,000
Patricia Bednarik	0
Daniel Kenyon	0
Thomas Spurlock	24
Mathews & Associates, Inc.	100,000
1,565,166

Disclosure Schedule 3.2

Outstanding Stock Options as of November 16, 2004, Pursuant to the 1995 Stock Option Plan:

Employee stock option holders have five years from the date of grant to exercise any or all of their options, and upon leaving the Company the option holders must exercise within 30 days.  These options exercise into restricted shares of Company common stock and absent registration, or any exemption from registration, must be held for the applicable Rule 144 holding period before the restriction can be removed.

	DATE	OPTION	NUMBER OF
NAME	GRANT	PRICE	OPTIONS

Bednarik, Patricia	1/9/2001	$10.50	2,143
Bednarik, Patricia	11/12/2001	$4.83	2,143
Brooks, Jennifer	1/9/2001	$10.50	286
Brooks, Jennifer	11/12/2001	$4.83	143
Cappiello, Frank	8/2/2000	$21.00	1,786
Cappiello, Frank	11/12/2001	$4.83	5,715
Cappiello, Frank	8/18/2003	$0.75	20,000
Lantz, Gregory	11/12/2001	$4.83	1,429
Lantz, Gregory	1/9/2001	$10.50	1,429
Manin, Alan	1/11/2000	$25.70	1,429
Manin, Alan	8/2/2000	$21.00	715
Manin, Alan	11/12/2001	$4.83	2,858
Manin, Alan	8/18/2003	$0.75	10,000
McAndrew, Kevin	8/2/2000	$21.00	2,858
McAndrew, Kevin J. *	11/28/2000	$19.46	7,143
McAndrew, Kevin J. *	1/9/2001	$10.50	7,143
McAndrew, Kevin J. *	11/12/2001	$4.83	14,286
Pikus, Jean	8/2/2000	$21.00	2,143
Pikus, Jean Z. *	11/28/2000	$19.46	3,572
Pikus, Jean Z. *	1/9/2001	$10.50	3,572
Pikus, Jean Z. *	11/12/2001	$4.83	8,572
Pikus, Stanton	8/2/2000	$21.00	3,572
Pikus, Stanton M. *	11/28/2000	$19.46	10,715
Pikus, Stanton M. *	1/9/2001	$10.50	10,715
Pikus, Stanton M. *	11/12/2001	$4.83	14,286
Russo, Jonathan	9/1/2000	$27.93	572
Shapiro, Paul	8/2/2000	$21.00	715
Shapiro, Paul	11/12/2001	$4.83	2,858
Shapiro, Paul	8/18/2003	$0.75	10,000
Teibel, Darcy	1/9/2001	$10.50	286
Teibel, Darcy	11/12/2001	$4.83	143
Vineberg, Stephen	8/2/2000	$21.00	715
Vineberg, Stephen	11/12/2001	$4.83	2,858
Vineberg, Stephen	8/18/2003	$0.75	10,000
			166,800

(*) These options are part of the 1995 Employee Stock Option Plan; however they are incentive stock options.  All other options issued as part of the 1995 Stock Option Plan are non-qualified stock options.

Options issued to consultants outside of the shareholder approved stock option plan issued on May 23, 2002 and expire on May 22, 2004

NAME	DATE GRANT	OPTION PRICE	NUMBER OF OPTIONS
Ernest Pelligrino	5/23/2002	$6.30	4,393
First Montauk	5/23/2002	$6.30	1,608
Angela Metelitsa	5/23/2002	$6.30	429
			6,430

On June 3, 2003 the Board of Directors of the Issuer approved a private placement for the Company in the form of a 7¾% Senior Convertible Promissory Note which was overwhelmingly ratified by 95.21% of the shareholders who voted on the proposal on November 24, 2003.  The net proceeds of this private placement were used for working capital to operate the Company in order to offset the operating cash flow shortfall in the fourth quarter of Fiscal 2002, and the first quarter of Fiscal 2003, and to partially replace the $1,000,000 reduction in the Company’s credit facility by its bank which occurred in the first quarter of Fiscal 2003.  This note is convertible into Canterbury restricted common stock at $.355 per share.  The notes, if not converted into restricted common stock before then, mature in 36 months and the entire loan amount of $355,000 must be repaid at that time.  The ten convertible note units represent total potential dilution of one million shares if all of the notes are converted into common stock.  Ten units at $35,500 each were sold.  Four units were purchased by affiliates of the Company and six units were purchased by non-affiliates.  This debt is subordinate to all current and future bank debt, but is senior to all other current and future Company indebtedness.

The following individuals purchased the 7¾% Senior Convertible Promissory Note:

•

Stanton M. Pikus

•

Kevin J. McAndrew

•

Louis Kassen IRA, Louis Kassen Trustee

•

Richard Zwerlein

•

Marlene LaMont Levy

•

Alan Manin

•

Alan Alter

•

Frank Cappiello

•

Richard Molinsky

•

Mathews & Associates, Inc.

Disclosure Schedule 3.3 (b)

 On October 27, 2004, Canterbury Consulting Group, Inc. (the "Company") and User Technology Services, Inc., a subsidiary of the Company ("Usertech"), entered into a Settlement Agreement and Mutual Release (the "Agreement") with Ceridian Corporation ("Ceridian").  This release does not apply to "any claims Canterbury may have against E. Paul Cooke arising out of his actions as an employee, officer, or agent of Usertech/Canterbury Corp. under his Employment Agreement with Usertech/Canterbury Corp. dated September 28, 2001."

     The Agreement represents the resolution of arbitration proceedings that the Company initiated in August 2003 for claims arising out of the Company's purchase of Usertech from Ceridian in September 2001.  Additional information on the purchase and the arbitration proceedings has been previously reported in filings with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q for the period ended August 31, 2004.

     Under the terms of the Agreement, the Company has agreed to deliver to Ceridian $912,000, which represents outstanding amounts relating to the purchase of Usertech that had not been delivered to Ceridian pending resolution of the arbitration proceedings.  In addition, the Company and Usertech have agreed that they will not seek bankruptcy or insolvency protection as set forth in the Agreement for a period of 91 days from October 4, 2004.  The arbitration proceedings will be dismissed without prejudice following October 4, 2004, and they will be dismissed with prejudice after 91 days following October 4, 2004 if the Company and Usertech have not filed, or had filed against it, any such bankruptcy or insolvency proceedings.

Disclosure Schedule 3.4(b)

Disclosure Schedule 3.4(b)

NONE

Disclosure Schedule 3.5

NONE

Disclosure Schedule 3.6

NONE

Disclosure Schedule 3.7

NONE

Disclosure Schedule 3.10

NONE

Disclosure Schedule 4.3

The authorized capital stock of CCG consists of 1,000 shares of common stock, $0.001 par value, of which 100 shares are issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, no par value, of which 1,662,500 shares are issued and outstanding as of the date hereof.  All of the issued and outstanding shares of CCG common stock and preferred stock have been duly authorized and validly issued in compliance with applicable state and federal securities laws, and all such shares are fully paid and non-assessable.  This Disclosure Schedule 4.3 lists the names of all holders of CCG common stock and/or preferred stock.

Names	CCG Preferred	CCG Common
Richard Zwerlein	87,500
Stanton M. Pikus	250,000	35
Kevin J. McAndrew	175,000	35
Jean Z. Pikus	87,500	30
Aaron Alter	250,000
Richard Molinsky	175,000
Marlene LaMont Levy	250,000
Frank A. Cappiello, Jr.	175,000
Alan Manin	125,000
Matthew Zane Pikus Trust, Jack Uris, Trustee	25,000
Patricia Ann Bednarik	25,000
Daniel Kenyon	25,000
Tom Spurlock	12,500

TOTAL	1,662,500	100

Annex B

November 8, 2004

PRIVATE & CONFIDENTIAL

The Board of Directors
Canterbury Consulting Group, Inc.
352 Stokes Road - Suite 200
Medford, New Jersey 08055

Gentlemen:

        We understand that Canterbury Consulting Group, Inc. (the “Company” or “CITI”) has received an offer from certain members of management to take the Company private. More specifically, the Transaction calls for CITI to be acquired by CCG Group, Inc., a company formed under the laws of the Commonwealth of Pennsylvania and owned by certain members of Management and the Board of Directors. The members of Management and the Board of Directors will assign or contribute their common shares and convertible notes representing approximately 58% of the fully diluted shares outstanding of CITI, and intend to acquire the remaining shares not currently owned at a price of $0.401 per share, which represents a premium of approximately 14.6% to the closing market price of $0.35 per share on October 22, 2004. Upon acquiring sufficient shares, CITI will be merged into CCG Group, Inc. and become a private company. The terms of the Transaction will be more fully set forth in a draft proxy statement and related documents that will be filed with the SEC in connection with the Transaction.

        You have requested our opinion as investment bankers as to the fairness, from a financial point of view, of the Transaction Consideration to be received by the holders of common stock other than those affiliated with CCG Group, Inc. We have not been requested to opine to, and our opinion does not in any manner address, the underlying business decision of the Company to proceed with or effect the Transaction. In addition, we have not been requested to explore any alternatives to the Transaction. Further, our opinion does not address the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company.

        vFinance Investments, Inc. (“vFinance”), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. We do not perform tax, accounting, legal services, or appraisal services, nor render such advice.

        vFinance has been retained by the Company to render this opinion in connection with the Transaction and will receive a fee and reimbursement of its expenses for such services. No portion of our fee is contingent upon consummation of the Transaction nor is it contingent upon any recommendation of the Board of Directors. In addition, the Company has agreed to indemnify vFinance for certain liabilities arising out of its engagement, including the rendering of this opinion. vFinance has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Transaction. In the ordinary course of business, vFinance may trade the Common Stock for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

        In conducting our analyses and arriving at the opinion expressed herein, we took into account our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally, and, among other things: (i) reviewed documents related to the Transaction; (ii) reviewed publicly available financial information and other data with respect to CITI, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2003, its Quarterly Report on From 10-Q for the period ended August 31, 2004; certain reports on material events filed on Forms 8-K, and certain other relevant financial and operating data relating to CITI made available to vFinance; (iii) reviewed and analyzed the stock performance of certain companies after receipt of a NASDAQ delisting notice; (iii) reviewed and analyzed CITI’s projected unlevered free cash flows and prepared discounted cash flows; (iv) reviewed and analyzed certain financial characteristics of companies that were deemed to be comparable to CITI; (v) reviewed and analyzed certain financial characteristics of comparable transactions that involved the acquisition of companies that were deemed to have characteristics comparable to those of CITI; (vi) compared the financial terms of the Transaction with the financial terms of certain other transactions we deemed to be relevant and comparable; (vii) reviewed and discussed with representatives of the management of CITI certain financial and operating information furnished by them, including financial statements of Businesses representing a significant Note Receivable of the Company and related assumptions with respect to the business, operations and prospects of CITI; (viii) considered the historical financial results and present financial condition of CITI;

(ix) reviewed certain publicly available information concerning the trading of, and the trading market for, the Common Stock of CITI; (x) inquired about and discussed the Transaction and other matters related thereto with the Company's management, the Board or Directors of the Company; (xi) discussed with members of senior management of the Company the strategic and financial benefits of the Transaction; and (xii) performed such other analyses and examinations as were deemed appropriate. (xiii) reviewed a draft of an 8-K filing dated October 25, 2004.

        In forming our opinion, we have had full access to and full cooperation from the Company’s management to ask questions and receive answers. Our opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

        In connection with our review and analyses and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or which is publicly available, and have not attempted to verify independently any such information. We have relied solely on the information and estimates provided to us by CITI’s management and have neither made nor obtained any independent appraisals of any properties, other assets or facilities of CITI. With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of CITI provided to us by CITI’s management, we have assumed that the financial information has been reasonably prepared on a basis reflecting best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of CITI.

        This opinion is for the use of the Board of Directors of CITI and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of vFinance, except that this opinion may be reproduced in full in, and references to this opinion and to vFinance and its relationship with the Company may be included in, filings made by the Company with the SEC and in any proxy statement or similar disclosure document delivered to stockholders of CITI. This opinion addresses only the fairness, from a financial point of view of the Transaction Consideration to be received by the holders of common shares other than those affiliated with CCG Group, Inc. and does not address any other aspect of the Transaction.

This opinion does not constitute a recommendation to any stockholder of CITI as to how any such stockholder should vote with respect to the Transaction, nor does this opinion address the relative merits of the Transaction or any other transactions or business strategies the Board of Directors of CITI has considered or may be considering, nor does it address the decision of the Board of Directors of CITI to recommend or proceed with the Transaction.

        We express no opinion as to the prices at which shares of Common Stock will trade at any time following the announcement or consummation of the Transaction. This opinion should not be viewed as providing any assurance that the market value of the shares of Common Stock to be held by the stockholders of the Company after the consummation of the Transaction will be in excess of the market value of the shares of Common Stock owned by such stockholders at any time prior to the announcement or the consummation of the Transaction. We do not express any opinion as to the future performance of the Company or the price at which the Common Stock would trade at any time in the future.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, that the Transaction Consideration to be received by the Holders of Common Shares other than those affiliated with CCG Group, Inc. is fair from a financial point of view, to those holders of Common Shares other than those affiliated with CCG Group, Inc.

Very truly yours,

vFINANCE INVESTMENTS, INC.

EXHIBITS

1) Analysis of Comparable Companies
2) Valuation on Comparable Company Multiples
3) Discounted Cash Flow Analysis
4) Analysis of Premiums Paid
5) Valuation of Recent Transactions

The above analysis shows comparable companies’ market capitalization in relation to their revenues. On average, the sample set is valued at .13x their revenues, with the low end of the range being .01x revenue, to a high end of the range at .26x revenue. Based on CITI’s closing Market price of $0.35 per share on October 22nd, 2004, the Company is valued at .05x its Trailing Twelve Month (TTM) Revenues. At a price of $0.401 per share, the Transaction Consideration values CITI at .06x TTM, and is within the range of Comparable Companies.

Using the Multiples derived from the Comparable Company analysis, we apply them to Canterbury’s operating statistics to derive equity and enterprise valuations. The range for the equity valuations is a low of $0.05 to a high of $1.24, with the median being $0.11. On an Enterprise Level, the range is a low of $0.29 to a high of $1.48, with the median being $0.36. An offer of $0.401 per share falls within these ranges.

Using two years of actual results, combined with three years of projections yields a negative net present on a discounted cash flow analysis. The sizable realized operating losses, combined with projected ongoing losses implies that ongoing operations are not accruing value to the shareholders.

The above analysis shows the premiums offered on recent transactions, ranging from a low of 9.4% to a high of 43.4%, and an average of 27.5% over the sample set. The offer of $0.401 per share to shareholders represents a premium of 14.6% over the closing market price, and falls within the range of our observed transactions.

The above analysis examines the multiple of revenue paid in a number of recently completed transactions. The multiples ranged from a low of .04x revenue to a high of .99x revenue, with an average transaction multiple of .42x revenue. At an offer price of $0.401 per share, the contemplated transaction is valued at approximately .06x revenue, at the low end of the range.

Annex C

                               United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549
                    -----------------------------------------------

                                    FORM 10-K
               ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                            OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: November 30, 2003
                                        Commission File Number: 0-15588

                        CANTERBURY CONSULTING GROUP, INC.
                       ------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                       23-2170505
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                   Identification Number)

                           352 Stokes Road, Suite 200
                            Medford, New Jersey 08055
               (Address of principal executive offices) (Zip Code)

                          Registrant's telephone number
                                 (609) 953-0044

Securities registered under Section 12(b) of the Exchange Act:  None

Securities  registered  pursuant to Section  12(g) of the Exchange
Act:  Common Stock, $.001 par value

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange
Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
YES X       NO
   ---         ----

Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this 10-K.  X
                                              ----

Indicate  by check mark  whether  the  Registrant  is an  accelerated filer (as defined in Rule 12b-2 of the Act). YES __ -- NO _X_

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the closing price of such stock on The
Nasdaq SmallCap Market for May 30, 2003 was $1,319,992.

The number of shares outstanding of the issuer's class of common equity, as of
February 19, 2004 was 2,097,251.

                                     PART I

ITEM 1.  BUSINESS

INTRODUCTION
-------------

     Canterbury Consulting Group, Inc., formerly Canterbury Information
Technology, Inc., (hereinafter referred to as "the Registrant" or "the Company")
is engaged in the business of providing information technology products, services and training to both commercial and government clients. Canterbury is comprised of five operating subsidiaries with offices located in New Jersey, New
York, Maryland, and Texas. The focus of the Canterbury companies is to become an integral part of our clients' IT solution, designing and applying the best products, services and training to help them achieve a competitive advantage by helping their employees to succeed. Our subsidiaries offer the following technology and training solutions:

* distance learning solutions       * software development
* customized learning solutions     * web development
   for ERP and CRM                  * technical and desktop applications
* systems engineering and             training
   consulting                       * records and asset management systems
* management training programs      * help desk and service center support
* hardware sales and support

     The Company was incorporated in the Commonwealth of Pennsylvania on March
19, 1981 and later qualified to do business in the State of New Jersey in April,
1985.

     The Company became a Registrant by filing and registering with the
Securities and Exchange Commission under Form S-18 which became effective on
August 20, 1986.

     The Company was organized into four operating segments and the corporate office. The operating segments were: training and consulting, value added hardware reseller, technical staffing and software development. The technical staffing segment discontinued operations during 2003. For Fiscal 2004, the
Company will have three operating segments.

     On April 30, 2001, the Company amended its Certificate of Incorporation to change the name of the Company from Canterbury Information Technology, Inc. to
Canterbury Consulting Group, Inc. which better describes the Company's current and future business activities and allows for a more synergistic approach to offering all of its subsidiaries under one umbrella.

     Effective January 24, 2003, the Board of Directors declared a one for seven reverse stock split of the Registrant's common stock in order to remain in compliance with Nasdaq's minimum price requirement. All share and per share information has been restated to account for the one for seven reverse stock split.

NARRATIVE DESCRIPTION OF BUSINESS - TRAINING AND CONSULTING
------------------------------------------------------------
     During the fourth quarter of Fiscal 2003, the Company formed a new, wholly owned subsidiary, Canterbury Corporate University, Inc. ("CCU") for the purpose of consolidating and leveraging the sales and marketing efforts of its training and consulting operations. Although the Company has been advocating and promoting cross-marketing of all of its products and services, the results to date were not satisfactory. This was due to several factors: lack of centralized sales management, varying compensation plans, lack of product and services training information as well as poor sales infrastructure and reporting. All of these shortcomings have been addressed through the formation of CCU. First, a
Corporate Sales Manger was hired to spearhead this consolidated sales organization. All sales and marketing personnel in the training and consulting segment now report to this manager. The various compensation plans were unified into one performance driven plan. Sales and product training are occurring monthly for the entire sales team. Finally, the Company is currently researching the purchase or development of a Client Relationship Management (CRM) product to coordinate, track and measure the sales and marketing efforts of the entire sales staff.

COMPUTER SOFTWARE TRAINING/SERVICES
-----------------------------------
     In June 1994, the Company acquired Computer Applications Learning Center
(CALC), a New Jersey based computer software training company. Since 1983, CALC has trained corporate workers and managers at its training centers in New York and New Jersey and on site at Fortune 1000 corporations. During 1995, the
Company changed the name of CALC to CALC/Canterbury Corp. to more appropriately reflect Canterbury's role in the corporate training industry. CALC/Canterbury is a Microsoft Certified Technical Education Center, Lotus Authorized Education
Center and an authorized center for CISCO certified training as well as CAT and
VUE testing. CALC/Canterbury is authorized to provide continuing education units
(CEU's) and is an approved sponsor of Continuing Professional Education (CPE)
for CPA's in New York, New Jersey and Pennsylvania. CALC/Canterbury's technical services division offers technology project management, software development, hardware and software installations, web and industry specific web site development. CALC/Canterbury also offers e-commerce enabled, Internet-based training through Canterbury's Online University as well as custom designed web delivered courses and instruction.

Future Plans

     CALC/Canterbury has experienced a significant downturn in the demand for scheduled public desktop and technical training over the past several years.  The fixed costs associated with the delivery of this type of computer training are very high.  Rent, equipment, personnel, registration, scheduling and technical support are all fixed costs necessary to offer this training.  The Company has decided that it can no longer deliver its services in this fashion to the degree it has in the past.  During the fourth quarter of Fiscal 2003, the Company closed two training facilities (Wall Street, New York and Woodbridge, New
Jersey) and downsized two other training locations.  The number of classrooms was reduced from twenty-nine to six.  These classrooms will be used for room rentals, private training and general admission classes.  CALC/Canterbury will no longer offer a robust public schedule as it has in the past.  The demand for these classes does not justify the cost.  Semi-private and general admission training will be offered to our corporate clients for our most popular courses.  CALC/Canterbury is repositioning its training skills and capabilities toward private training at the customer facility and at our reduced Company training facilities, as well as developing and selling distance learning products, providing various technical services along with cooperative selling effects with select channel partners.

     During February, 2003, CALC/Canterbury executed a limited licensing agreement with ExecuTrain, an international learning solutions provider, whereby it would become part of ExecuTrain's global training network on a joint venture basis.  After ten months of the relationship it was mutually agreed by the parties that there was very little incremental business being generated.  The licensing agreement was terminated in December 2003.  Both parties agreed to remain open to future business possibilities with no formal agreements binding the relationship.

CUSTOMIZED ERP AND CRM LEARNING SOLUTIONS
     In September, 2001 the Company acquired User Technology Services, Inc.
(Usertech), a twenty-three year old technology consulting organization specializing in custom learning solutions for major domestic corporations. The business is headquartered in the Northeast, but Usertech has consultants and account managers throughout the United States. Usertech designs, develops and delivers customized employee training programs in support of client systems implementations using a blend of traditional (instructor-led) and electronic
(WBT and CBT) delivery modes. The Company's primary expertise is in Enterprise
Resource Planning (ERP) and Customer Relationship Management (CRM) application systems. Customized training for PeopleSoft, Oracle, SAP and Seibel software installations are the cornerstone of the business. Usertech's consultants are also proficient in various proprietary software applications that their clients deploy.

     Usertech's alliance relationships are an important component of the company's sales and marketing program. Product and software manufacturer alliances could increase the rate of target market penetration, improve competitive position and generate new sales leads. With Usertech's significant human and intellectual resources and expertise in e-learning delivery platforms,
Canterbury's goal is to increase its distance learning offerings in all of its corporate training businesses. In 2001, after the acquisition, the Company changed the name of User Technology Services, Inc. to Usertech/Canterbury
Corp. to properly reflect its role in the Canterbury family of training and technology businesses.

     Due to a significant breach of his Employment Agreement, the President of Usertech/Canterbury was terminated from his employment on March 18,
2003.  Accordingly, Canterbury ceased paying the balance of compensation due to the President of Usertech under this Employment Agreement which exceeded $700,000.  When Canterbury purchased Usertech from Ceridian
Corporation, Canterbury was led to believe that this President was essential to the continued success of the company.  Ceridian failed to disclose that this President played an active role with a vendor of
Ceridian which was not only a conflict, but in essence, precluded this
President from giving his undivided attention to Usertech.  Thus,
Canterbury is holding Ceridian Corporation liable for the undisclosed actions of the President, misrepresentations in the acquisition of Usertech and other claims related to Canterbury's purchase of Usertech and consummation of an Employment Agreement with this President.  It has not yet been determined if any claims will be brought against any other individuals or other entities related to the claims arising from
Canterbury's acquisition of Usertech and the employment of its president.

     Based on the aforesaid claims, on August 4, 2003, Canterbury initiated mandatory binding arbitration proceedings against Ceridian Corporation as required in the Stock Purchase Agreement. The Company's claims arise from the
September, 2001 purchase of User Technology Services, Inc., from Ceridian.
Canterbury's causes of action set forth in this arbitration include but are not limited to breach of contract/warranty, actual/legal fraud, fraudulent concealment, constructive/equitable fraud and negligent misrepresentation.
Ceridian has denied the allegations set forth by the Company and has instituted a counterclaim in the arbitration proceedings. Ceridian claims Canterbury breached a sublease for space located at East Norwalk, Connecticut. Ceridian is alleging that Canterbury owes $76,000 together with taxes, operating expenses, utility expenses as well as attorneys' fees and costs. Aside from this counterclaim, Ceridian also contends that Canterbury owes them $800,000 plus interest on a Promissory Note executed in conjunction with the purchase of
Usertech. In order to pursue its claims as well as to defend any counterclaim or set-off alleged by Ceridian, Canterbury continues to incur legal fees and costs and there is no assurance that pending arbitration will result in a favorable outcome to Canterbury.

Future Plans
     The Company desires to expand this segment of the business in a number of ways. First, additional sales personnel may be deployed in selected key markets throughout the country where there is currently no Usertech/Canterbury representation. Also, if e-learning and blended training solutions continue to grow in popularity, Usertech/Canterbury will work to stay ahead of the curve in its ability to design and deliver such training to its customers. In conjunction with the expansion plans outlined above, the Company intends to attempt to leverage its consolidated sales efforts by use of Canterbury Corporate
University, Inc. to cross-market Usertech/Canterbury's services to the entire client base of the Company. New product focus, such as distance learning for client proprietary systems, is also being expanded in existing markets.

MANAGEMENT TRAINING
-------------------
     In September of 1993, the Company acquired Motivational Systems, Inc., a
New Jersey-based management and sales training company. Since 1970, Motivational
Systems has trained managers and sales professionals from many Fortune 1000 companies, on a national and international basis. Motivational Systems conducts a wide variety of seminars in management and team development, selling and negotiating, interpersonal communication, executive development, organizational problem solving and project management. During 1995, the Company changed the name of Motivational Systems, Inc. to MSI/Canterbury Corp. to more appropriately reflect Canterbury's presence and role in the corporate training industry.

Future Plans

     This division's planned expansion may occur by extending its current sales effort into contiguous markets adjacent to its corporate headquarters in
Northern New Jersey. Although MSI/Canterbury's revenues and profits are subject to the ebb and flow of the economy, it could benefit eventually from the consolidation within its training segment.

     MSI/Canterbury is developing, internally, new product offerings, both consultative and on-line, for existing and potential customers, based on their specific needs. With several consultants who are professional course developers on staff, this process has already resulted in additional product revenue streams. The Company also intends to attempt to leverage the consolidated sales efforts of Canterbury Corporate University, Inc. to cross-market
MSI/Canterbury's services to the entire client base of the Company.

NARRATIVE DESCRIPTION OF BUSINESS - SOFTWARE DEVELOPMENT
---------------------------------------------------------

     In May of 1997, the Company acquired ATM Technologies, Inc. ("ATM"), a
Texas-based software consulting and development company, serving clients in national and international markets. ATM has been in business since 1984, specializing in PC-based tracking systems. The Company changed the name of ATM
Technologies, Inc. to ATM/Canterbury Corp. to more appropriately reflect
Canterbury's presence and role in the information technology industry.

Future Plans
     Acceptance of its product has been slower than anticipated.  ATM plans to attempt to grow by promoting and selling its document imaging and
PC-based retrieval program integrated into its MasterTrak(TM) document tracking program using barcoding as well as rolling out Radio Frequency Identification
(RFID) software technology. ATM is also working to expand its base of national and international dealers and to facilitate increased awareness of the tracking system's new imaging software.

NARRATIVE DESCRIPTION OF BUSINESS - VALUE ADDED HARDWARE RESELLER
-----------------------------------------------------------------

     In October, 1999, the Company acquired U.S. Communications, Inc. (USC), an
Annapolis, Maryland based value added reseller of desktop and server computer systems to state and local governments as well as commercial private sector companies in the mid-Atlantic market. USC provides a broad range of information technology services other than hardware procurement and installation. Other products and services include software, consulting and network design and management. After the acquisition, the Company changed the name of U.S.
Communications to USC/Canterbury Corp. to more appropriately reflect
Canterbury's presence and role in the information technology industry.

     The Company predominately resells Hewlett-Packard personal computers and servers as stand-alone desktops, workstations and complete networks. Virtually no inventory is maintained on site as most equipment is drop shipped to the customer location. The consulting and network design services are becoming a more important value added product to the customer base, as they look for a complete solution to their information technology needs.

     USC/Canterbury's future revenue may be greatly reduced if Hewlett Packard and Compaq move toward an agency relationship, with USC/Canterbury being paid an agent fee which would approximate the current gross profit from each sale. The manufacturer would record the revenue and hold the accounts receivable with the customer. This possible change in business flow has not happened to date, but it is possible that the migration to an agency model will begin in the second quarter of Fiscal 2004, and may then become more significant during the second half of the year.

Future Plans

     This subsidiary's expansion planning includes additional penetration into existing governmental installations as well as pursuing governmental municipalities in other states. USC has also expanded its sales focus to include commercial clients. The Company is introducing other subsidiary products and services into its existing client base. USC/Canterbury is also expanding its reseller relationship to manufacturers other than Hewlett Packard and Compaq in order to provide its customers with more purchasing options as well as to reduce its dependence on a sole source for product.

NARRATIVE DESCRIPTION OF BUSINESS - TECHNICAL STAFFING

     In August, 2000, the Company acquired DataMosaic International, Inc., an
Atlanta, Georgia based management and systems consulting company, which provides staffing augmentation solutions and consulting services to the information technology industry. Short-term and long-term contracting along with permanent placement and project management of IT professionals is provided to mid-sized and Fortune 1000 corporations for: technical leaders and specialists, senior programming analysts, programmers, systems support and administration specialists experienced in networking, data communications, LAN/WAN, SQA/testing and technical writing. After the acquisition, the Company changed the name of
DataMosaic International to DMI/Canterbury Corp. (DMI).

     DMI has closed its office in Parsippany, New Jersey and ceased operations during the fourth quarter of Fiscal 2003. With the surplus of technology workers due to the economic downturn during the past several years, DMI/Canterbury could no longer sustain itself as a viable business entity. Results of operations have been presented as discontinued operations in the Statement of Operations for each of the three years in the period ended November 30, 2003, 2002 and 2001.

MERGER/ACQUISITION PROGRAM
---------------------------

     Canterbury is not currently seeking acquisitions of other training or technology companies due to its desire to focus on rebuilding its existing infrastructure and returning to profitability.

EMPLOYEES
---------

     As of November 30, 2003, the Company, including all subsidiaries, had 146 employees: 78 full-time employees and 68 part-time employees. The Company believes that the relationship with its employees is satisfactory.

ITEM 2.  PROPERTIES
-------------------

     All facilities, including its administrative offices, branch locations and sales offices, are leased. The aggregate annual rental payments under leases will approximate $426,000 in Fiscal 2004.

     The following table sets forth the locations of the Company including square footage:

Location                                Square Footage        Lease Expiration
------------------------------------    --------------        ----------------

Canterbury Consulting Group, Inc.         3,000               August 2005
352 Stokes Road, Suite 200
Medford, NJ  08055

ATM/Canterbury Corp.                      3,700              February 2005
16840 Barker Springs, Suite C300
Houston, TX  77084

CALC/Canterbury Corp.                     3,500              November 2006
200 Lanidex Plaza
Parsippany, NJ  07054

CALC/Canterbury Corp.                    4,500               November 2004
780 Third Avenue
Concourse Level One
New York, NY  10017

MSI/Canterbury Corp.                     1,000               November 2006
200 Lanidex Plaza
Parsippany, NJ  07054

USC/Canterbury Corp.                     2,500               December 2005
532 Baltimore-Annapolis Blvd.
Severna Park, MD  21146

Usertech/Canterbury Corp.                2,000               November 2006
200 Lanidex Plaza
Parsippany, NJ  07054

     The Company believes that all of its properties are maintained in good operating condition and are suitable and adequate for our operational needs.

ITEM 3.  LEGAL PROCEEDINGS
---------------------------

     On August 4, 2003, Canterbury initiated mandatory binding arbitration proceedings against Ceridian Corporation as required in the Stock Purchase
Agreement.  The Company's claims arise from the September, 2001 purchase of
User Technology Services, Inc., from Ceridian.  Canterbury's causes of action set forth in this arbitration include but are not limited to breach of contract/warranty, actual/legal fraud, fraudulent concealment, constructive/equitable fraud and negligent misrepresentation.  Ceridian has denied the allegations set forth by the Company and has instituted a counterclaim in the arbitration proceedings.  Ceridian claims Canterbury breached a sublease for space located at East Norwalk, Connecticut.
Ceridian is alleging that Canterbury owes $76,000 together with taxes, operating expenses, utility expenses as well as attorneys' fees and costs.
Aside from this counterclaim, Ceridian also contends that Canterbury owes them $800,000 plus interest on a Promissory Note executed in conjunction with the purchase of Usertech.  In order to pursue its claims as well as to defend any counterclaim or set-off alleged by Ceridian, Canterbury continues to incur legal fees and costs and there is no assurance that pending arbitration will result in a favorable outcome to Canterbury.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS
--------------------------------------------------------

     The Company's Annual Meeting was held on November 24, 2003, at which time three matters were submitted to the Company's stockholders for a vote.
The majority of the stockholders who voted ratified the appointment of
Baratz & Associates, P.A. as the Company's independent auditors, as well as the issuance of 7 3/4% senior convertible promissory notes and the election of the following Directors:  Stanton M. Pikus, Kevin J. McAndrew, Alan Manin,
Jean Zwerlein Pikus, Stephen M. Vineberg, Paul L. Shapiro and Frank A.
Cappiello.  On September 26, 2003, the shareholder of record date, the number of shares outstanding was 2,097,251.

    Proposal one was for the slate of directors, listed below are the vote results:

                                                For                Withheld
           --------------------------------------------------------------------
           Stanton M. Pikus                   1,791,029             142,182
           Kevin J. McAndrew                  1,790,141             143,070
           Jean Z. Pikus                      1,790,013             143,198
           Alan Manin                         1,791,133             142,078
           Stephen Vineberg                   1,791,109             142,102
           Paul Shapiro                       1,791,109             142,102
           Frank Cappiello                    1,791,133             142,078

    Proposal two was the ratification of our independent public auditors, Baratz and Associates, P.A., listed below are the vote results:

           For                          Against                          Abstain
          ----------------------------------------------------------------------
          1,885,171                     47,149                            892

     Proposal three was the ratification of the issuance of the 7 3/4%
Senior Convertible Promissory Notes issued for working capital on
June 3, 2003, listed below are the vote results:

       For              Against                 Abstain               Non-Votes
--------------------------------------------------------------------------------
     1,183,660          58,289                  1,288                  689,975

                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
         STOCKHOLDER MATTERS
----------------------------------------------------------

     The Company's common stock trades on the Nasdaq SmallCap Market.
The high and low closing prices (adjusted to reflect the 1 for 7 reverse stock split effective January 24, 2003) of the Company's common stock from December 1, 2001 through November 30, 2003 were as follows:

                MARKET FOR EQUITY AND RELATED STOCKHOLDER MATTERS
================================================================================
2002   |   1st Quarter*  |   2nd Quarter*  |   3rd Quarter*  |   4th Quarter
       |   -----------   |   -----------   |   -----------   |   -----------
       |  High      Low  |  High      Low  |  High      Low  |  High      Low
Common |  ----      ---  |  ----      ---  |  ----      ---  |  ----      ---
Stock  | $5.74     $3.50 | $7.70     $3.50 | $7.21     $3.36 | $4.20    $1.75
================================================================================
2003   |   1st Quarter   |   2nd Quarter   |   3rd Quarter   |   4th Quarter
       |   -----------   |   -----------   |   -----------   |   -----------
       |  High      Low  |  High      Low  |  High      Low  |  High      Low
Common |  ----      ---  |  ----      ---  |  ----      ---  |  ----     ---
Stock  | $2.73     $1.27 | $1.36      $.68 | $1.25      $.71 | $1.50     $.95
================================================================================
*  Prior to July 31, 2002 the Company's stock traded on the Nasdaq National
Market.

     The approximate number of record holders of the Company's common stock as of November 30, 2003 as determined from the Company's transfer agent's list of record holders was 384. Such list does not include beneficial owners of securities whose shares are held in the names of various dealers and clearing agencies. The Company believes that there are in excess of 2,000 beneficial holders.

     On February 15, 2002 the Company was notified by Nasdaq that it had until
May 15, 2002 to come into compliance with their minimum $1.00 per share requirement for continued inclusion on their National Market listing. The
Company was in full compliance with the remaining listing requirements of
Nasdaq's Maintenance Standard #1. The Company complied with the minimum price requirements by closing at a $1.00 per share for a period of 11 consecutive trading days before May 15, 2002. The minimum requirement was that the Company's common stock close at a $1.00 bid or better for 10 consecutive days. Even though the Company met the minimum price requirement, Nasdaq considered intra day trading activity below $1.00 during the 11-day period and did not approve the
Company's continued listing on the National Market. The Company appealed
Nasdaq's decision and appeared before an appeal panel on June 21, 2002. The appeal was denied and on July 31, 2002 the Company's common stock began trading on the Nasdaq SmallCap Market. In order to stay listed on the Nasdaq SmallCap
Market, the Company's stock needed to close above a $1 bid price for at least 10 consecutive trading days by February 10, 2003.

     In order to remain in compliance with the Nasdaq minimum price requirement, the Board of Directors voted for a one for seven reverse split effective January
24, 2003. On February 13, 2003 the Company received a letter from Nasdaq stating that Canterbury had evidenced compliance with all requirements necessary for continued listing on the Nasdaq SmallCap Market. Accordingly, Nasdaq determined to continue the listing of the Company's securities on the Nasdaq SmallCap
Market.

     On May 8, 2003 Canterbury received a written notification from the Nasdaq
Listing Qualifications Section. The letter stated that because the closing bid price of Canterbury's common stock for the previous 30 consecutive trading days was less than the required $1.00 per share, the Company had until November 4,
2003 to trade at a closing bid price of $1.00 per share or more for a minimum of
10 consecutive trading days, or be delisted. In addition, even if the 10 consecutive trading days are achieved, there is no assurance that Canterbury would automatically remain on Nasdaq. As per the Nasdaq Notice Letter of
Deficiency, "In determining whether to monitor the bid price beyond 10 business days, Nasdaq will consider the following four factors: (i) margin of compliance;
(ii) trading volume; (iii) the market maker montage; and, (iv) the trend of the stock price."

     On September 10, 2003 the Company received the following letter from the
Nasdaq Listing Qualifications Section. "On May 8, 2003, Staff notified the
Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by The Nasdaq SmallCap
Market set forth in Marketplace Rule 4310(c)(4) (the "Rule"). In accordance with
Marketplace Rule 4310(c)(8)(D), the Company was provided 180 calendar days, or until November 4, 2003, to regain compliance with the Rule. Since then, the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least 10 consecutive trading days. Accordingly, the Company has regained compliance with the Rule and this matter is now closed."

     The Company has never declared a dividend on its common stock and does not plan to do so in the near future.

ITEM 6.  SELECTED FINANCIAL DATA

                           2003             2002           2001             2000              1999
                           ----             ----           ----             ----              ----
Operating data:
Net revenues           $22,384,294      $30,032,647    $27,568,987      $28,782,236       $14,209,526
(Loss) income from
  continuing operations (4,066,813)      (1,943,962)    (6,747,877)       1,022,924           620,768
Income (loss) from
  discontinued
  operations                11,819          (73,889)      (198,890)          35,291              -
Net (loss) income       (4,054,994)      (2,017,851)    (7,159,855)       1,058,215           620,768

Basic per share data:
(Loss) income from
  continuing operations     $(2.17)          $(1.12)        $(4.01)            $.72              $.54
Income (loss) from
  discontinued
  operations                   .01             (.04)          (.12)             .02                -

Cumulative effect of
  change in accounting
  principle                   -                 -            ( .12)           -                    -
                           -------           -----           -----          ------              -----

Net (loss) income           $(2.16)          $(1.16)        $(4.25)            $.74              $.54
                            ======           ======         ======           ======              ====

Balance sheet data:
Total assets           $11,938,543      $16,632,776    $25,044,122      $31,184,412       $27,811,971
Long-term debt             $62,934       $1,209,625     $2,145,183         $678,303        $1,989,031
Subordinated
  convertible debt        $355,000       $    -        $     -          $      -           $     -

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
         OF OPERATIONS
--------------------------------------------------------------------------------

Cautionary Statement
--------------------
     When used in this Report on Form 10-K and in other public statements, both oral and written, by the Company and Company officers, the word
"estimates," "project," "intend," "believe," "anticipate," and similar expressions, are intended to identify forward-looking statements regarding events and financial trends that may affect the Company's future operating results and financial position.  Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially.  Such factors include, among others: (1) the
Company's success in attracting new business; (2) the competition in the industry in which the Company competes; (3) the sensitivity of the
Company's business to general economic conditions; and (4) other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and prices.  The Company undertakes no obligations to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

RISK FACTORS THAT RELATE TO OUR BUSINESS
----------------------------------------------

     Uncertain economic conditions continue to affect many of our customers' businesses and many clients continue to delay and reduce their purchases of training services, software, hardware and consulting.  The Company's recovery from the past several years of economic downturn continues to lag behind the current economic recovery.

Delay Or Inability To Return To Positive Operating Cash Flow

     While the Company has taken significant steps to reduce fixed costs and increase revenue, a significant delay in returning to positive operating cash flow could adversely effect our liquidity and ability to conduct business.  The Company reduced payroll expense and facility leases significantly during Fiscal 2003.  Four facilities were closed and two more were greatly downsized, as management introduced a more flexible cost model into the business.  Annual rent and occupancy expense were reduced by over
$1,000,000 from the beginning of Fiscal 2003 to the beginning of Fiscal 2004.
Over sixty employees were eliminated in several workforce reductions during the year.  Even with these cost reductions, revenues must increase in Fiscal 2004 over Fiscal 2003 in order to achieve positive operating profit and cash flows.  The newly formed sales subsidiary, Canterbury
Corporate University must increase sales pipeline activity in the near term to positively impact reported revenues for the training and consulting segment.  If this does not occur it could negatively effect our operating cash flow.

Downturn In Economy

     If the economy does not continue to recover and our clients continue to decrease or eliminate spending for technology and training, our ability to continue operating at our current reduced level of revenues will be greatly tested.  The Company cannot generate profits or positive cash flow at recent revenue levels.  Many clients have considered certain training to be discretionary in these uncertain economic times.  Technology expenditures are being delayed by many of them in an attempt to balance their own budget objectives.  These factors can cause significant financial disruption to small vendors such as Canterbury and could have a material adverse effect on our consolidated operating results.

Competition

     If our customers choose to purchase goods and or services from new or existing competitors, it could have a material adverse effect on our operating results and stock price.

     The various operating segments of the Company have relatively low barriers to entry.  New and existing organizations are constantly attempting to penetrate our customer base.  Larger, more financially seasoned competitors have the ability to overwhelm our markets and customers though more aggressive sales tactics.  Internal training departments within our current and potential client base are also a primary competitor.  There is also increasing competition from computer hardware and software vendors as they attempt to capture more of the technology services market.  Finally, low cost providers in the training and consulting market are attempting to buy business through their low cost, value proposition.

Dependency on Key Personnel

     If we are unable to recruit and retain qualified personnel, it could have a material adverse effect on our operating results.  Our success depends on the continued employment of our senior executives and managers and other key personnel.  The loss of these people, especially without advance notice, could have a material adverse effect on our operations.  Sales and delivery staff are vital to ongoing customer relations and satisfaction.  A significant portion of our consolidate revenue is service oriented (47% in Fiscal 2003).
As such the loss of key personnel could have a negative impact on our ability to deliver and service our clients.  As the economy improves, it will become more difficult to retain existing employees and attract new recruits due to the fact that they have more employment options available to them.

Municipal Budget Constraints

     USC/Canterbury, our value added hardware reseller, does a
significant amount of business with the states of Maryland and
Virginia (81% of this segments total revenue).  Lower tax revenues in these states have reduced the amount of funding for technology purchases recently and this trend could continue.  If this trend does continue, it could have a material adverse effect on this segment's operating results.  This segment has been the most profitable segment for the Company since Fiscal 2000, and its ongoing contribution to revenue and profits is vital to the Company's future.

Pending City of Baltimore Contract

     USC/Canterbury is a bidder on an eight-year hardware procurement contract with the City of Baltimore.  The decision by the City is currently pending and is expected during March 2004.  If
USC/Canterbury, the incumbent vendor, is not awarded this contract it could have a material adverse effect on the operating results of the value added hardware reseller segment and the Company.

Shifts in Technology and Training Platforms

     In the training and consulting segment, much of our success depends upon the introduction and adoption of new technology.  Our customers tend to increase their demand for training at times when new technology or software is being introduced.  When there are delays in the introduction of these new products demand for training may decrease, and it could have a material adverse effect on our operating results.  Also as our customers move toward new distance learning platforms to replace instructor-led training, our ability to retain our customers by providing these new electronic training services introduces a potential risk in client retention, which could have a material adverse effect on our operating results.

Ongoing Collection of Notes Receivable With A Related Party

     A significant portion of the Company's assets and tangible net worth is represented by notes receivable with a related party.  To date there have been no collection issues with the notes.  However, if the related party experiences a significant downturn in operating cash flow or becomes insolvent the collectibility of the note would be in jeopardy and could have a material adverse effect on the
Company's asset base and tangible net worth.

Acts of Terrorism

     The majority of revenue recorded by the Company is generated in both the New York City and Washington D.C. areas.  Both of these locations were targets of the terrorist attacks in 2001.  If there is a repeat of those events in either one of these markets, our clients there will be distracted from their normal course of business and as such
will most likely delay or cancel projects with the Company.  This could have a material adverse effect on our operating results.

Other Factors

   Other factors that may affect our operating results include:
     *  reduced reliance on reseller channel by hardware manufacturers
     *  ability to secure sufficient contractor resources to met short-term customer demand
     *  insufficient training facilities to met client demand for instructor-led technology training
     *  loss of key clients through merger, sale or divestiture
     *  ongoing cost of compliance with provisions of Sarbanes-Oxley

OVERVIEW
---------

     The Company is engaged in the business of providing information technology products, services and training to both commercial and government clients.  The focus of Canterbury is to become an integral part of our clients' IT solution, designing and applying the best products, services and training to help them achieve competitive advantage by helping their employees to succeed.

     The two primary business units for the Company are training and consulting and value added hardware reseller.  In the training and consulting segment we provide a variety of technical and management training.

     Our training encompasses a wide spectrum of hardware and
software products as well as many important business skill topics.
These training products are delivered in a variety of ways:  at our classroom facilities in New Jersey and New York; at our clients'
location; or electronically via the Internet; or on the end users computer.  Many of these training products are custom developed for our clients and contain a blended training solution combining both instructor-led training in the classroom with distance learning products to complete the education process.

     The Company also provides various technical consulting services to our clients including programming, systems integration, network security and network management.

     The value added reseller segment provides hardware and software solutions to the Mid-Atlantic market.  Its primary focus is on state and local government clients who have an ongoing need for technology products and services.

     In the past three years the Company has experienced significant pretax losses from continuing operations totaling $14,065,000.  Of this amount, $7,717,000, represents goodwill impairment on several acquisitions made over the past eleven years.  The Company has managed to remain financially viable through these recent losses during the last three years by accelerating collection on several long-term notes receivable and generating net operating cash of
$1,256,000.  The Company has significantly reduced its operating costs and restructured its sales team for Fiscal 2004.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------
     Working capital at November 30, 2003 was $1,781,000, representing an increase of $489,000 over the previous year. Unearned revenue decreased by
$422,000 primarily due to the fact that CALC/Canterbury slowed down sales of prepaid training vouchers for scheduled open enrollment, public computer training as it began exiting that training delivery methodology during the fourth quarter of Fiscal 2003. CALC/Canterbury will continue to honor all outstanding training vouchers through their contractual expiration by applying these vouchers to all training products offered by Canterbury. Accounts payable and accrued expenses increased by $56,000 over the previous year end due primarily to timing of payments to vendors and employees at year end. Prepaid expenses decreased by $228,000 due to a reduction in income tax prepayments
($105,000) and accrued interest on a note receivable from a related party
($58,000) and the write off of unamortized debt issuance costs raised by the pay off of bank debt during the fourth quarter ($34,000). Also a $273,000 current deferred tax asset was written off as part of a $763,000 income tax valuation adjustment at year end.

     Cash and marketable securities balances at November 30, 2003 increased by
$1,290,000 over the previous year end. There were three significant financing transactions which caused this increase in liquidity. In the second quarter the
Company received a $500,000 payment on a long-term note receivable from a related party. In the third quarter, $355,000 was received as the proceeds of a private placement of senior convertible notes and in the fourth quarter, the
Company received $2,295,327 as a payoff of a long-term note receivable plus accrued interest. From the proceeds of this payoff, the Company repaid the remaining $800,000 term loan with its lender.

     As of November 30, 2003, the Company had no bank debt and began the process of renegotiating its lending relationship with Commerce Bank. While renegotiating the current loan agreement, the Company incurred no bank fees and was precluded from borrowing under the existing revolving loan agreement. As a subsequent event, in February, 2004 the Company and Commerce Bank agreed to an amended loan agreement. The new agreement calls for a two-year, $1,500,000 revolving working capital line of credit collateralized by trade accounts receivable and inventory. The loan carries an interest rate of the prime rate plus one half of one percent (1/2%) and matures on May 1, 2005.

     The Bank's long term debt is secured by substantially all of the assets of the Company and requires compliance with covenants which include the maintenance of certain financial ratios and amounts. The Company is restricted by its bank from paying cash dividends on its common stock. As of November 30, 2003, the
Company was in breach of the minimum tangible net worth covenant of its loan agreement, but has received a waiver of default from the Bank.

     As part of the purchase price paid for the acquisition of Usertech in
September, 2001, the Company agreed to pay $1,200,000 to the seller over three years at an annual amount of $400,000 plus accrued interest at 7% per annum on the outstanding balance. On August 4, 2003, the Company initiated mandatory binding arbitration proceedings against Ceridian Corporation, the previous owner of Usertech/Canterbury, as required in the Stock Purchase Agreement between the parties. The Company's claims arise from the September 2001 purchase of User
Technology Services, Inc. from Ceridian. Canterbury is making various claims ranging from breach of contract/warranty to actual/legal fraud, fraudulent concealment, constructive/equitable fraud, and negligent/misrepresentation.
Ceridian Corporation has denied the allegations set forth by the Company and has instituted a counterclaim in the arbitration proceedings. Ceridian is claiming breach of a sublease agreement by Canterbury for office space ($76,000) and acceleration of a note payable of $800,000. Canterbury had denied the allegations set forth in the counterclaim. In order to pursue its claims,
Canterbury will sustain ongoing legal and filing fees and there is no assurance that the aforementioned arbitration will result in a favorable outcome for
Canterbury. As a result of this pending arbitration and the extent of the damages claimed, the Company has withheld the scheduled $400,000 principal payment of the note to payable to Ceridian, as well as accrued interest of
$56,000 due on September 28, 2003, as the damages sought far outweigh the note payable to them. The disputed $800,000 still owed plus accrued interest are classified as part of the current portion of long-term debt as of November 30,
2003.

     Cash flow used in operating activities for the year ended November 30, 2003 was $(1,071,000) a decrease of $1,457,000 over Fiscal 2002. For the first time in the past nine years, the Company failed to generate positive cash flow from operations. Significant revenue declines in all operating segments contributed to the loss. Total assets declined by $4,694,000 while total liabilities were reduced by $1,150,000. The Company's current ratio was 1.62:1.00 versus
1.40:1.00 at November 30, 2002.

     Management believes that the Company will have sufficient funds to cover cash flow requirements for Fiscal 2004 as a result of significant reductions in fixed operating costs, its satisfactory balance sheet, its ability to borrow from its revolving line of credit and ongoing collection from its note receivable.  Management anticipates that the recent significant reduction in fixed expenses if coupled with substantially improved sales activity could permit the Company to return to a positive operating cash flow position in the second half of Fiscal 2004.  There was no material commitment for capital expenditures as of November 30, 2003.
Inflation was not a significant factor in the Company's financial statements.

    The following table summarizes the Company's contractual obligations for long-term debt and lease obligations as of November 30, 2003:

                                                       Payments Due By Period
                                          Less Than                             More Than
Contractual Obligations        Total         1 Year     1-3 Years   3-5 Years    5 Years
--------------------------------------------------------------------------------------------
Long-term notes payable       $917,834      $877,755     $ 40,079    $   -       $    -
Capital lease obligations       34,589        11,735       22,854        -            -
Subordinated convertible
  debt
                               355,000          -         355,000        -            -
Operating leases               853,502       367,119      469,351      17,032         -
                            ----------    ----------    ---------    --------      --------
Total                       $2,160,925    $1,256,609    $ 887,284    $ 17,032         -
                           ===========    ==========    =========    ========   ===========

RESULTS OF OPERATIONS
----------------------

Fiscal 2003 Compared to Fiscal 2002
------------------------------------

Revenues
     Consolidated revenues decreased by $7,648,000 (25%) in Fiscal 2003 as compared to 2002. This overall reduction was the result of an across the board revenue decease in all operating segments of the Company. The training and consulting segment recorded a decline in revenues of $5,066,000 (33%). The value added hardware reseller segment saw revenues decline by $2,582,000 (18%).
Software development revenues for Fiscal 2003 were approximately the same as in
Fiscal 2002. Technical staffing revenues are no longer being reported due to its classification as a discontinued operating segment effective in 2003.

     The downward trend in consolidated revenues accelerated during Fiscal 2003.
Technology spending by many customers was reduced, delayed or eliminated. The significant reduction in Company revenues forced drastic changes to the cost structure of the organization. While delivery and support costs were greatly reduced through consolidation of facilities and elimination of under-utilized personnel, the Company will attempt to invest further into sales and marketing in order to take advantage of sales opportunities as the economy begins to improve.

     During the fourth quarter of 2003, the Company restructured its sales department. A Corporate Sales Manager was hired to consolidate the three separate sales teams in the training and consulting segment. Canterbury
Corporate University, Inc. ("CCU"), a wholly owned subsidiary of the Company, was formed to market and sell all of Canterbury's training products and services in one comprehensive training unit. The Company has always attempted to promote cross selling of our products and services between subsidiaries. Some of our largest clients are purchasers of the various training products we offer. Under previous subsidiary management, the sharing of business leads did not occur at an acceptable level, and many potential sales opportunities were lost before they were ever attempted.

     The Corporate Sales Manager and the Company have initiated several key sales strategies in order to overcome the shortcomings of the past including the lack of attention to marketing, sales and more by the former
President of Usertech.  All training and consulting sales representatives
are being compensated and measured using the same plan.   Quota attainment
is now a benchmark for continued employment.  Quotas are set up with goals for selling all of the Company's training and consulting products, not just what was sold in the past on a subsidiary-by-subsidiary basis.  A Customer
Relationship Management ("CRM") system is being installed to better consolidate, track and manage the pipeline of sales activity.  Also based upon feedback from our customers, the Company is developing new products utilizing both instructor-led and distance-learning delivery platforms.  We have also formalized reseller relationships with several high quality channel partners, whereby the sales team introduces the various products from this program to our client base and the Company receives a negotiated share of any sales generated.

     The Company has taken several steps to increase lead generation. The formation of an inside sales team; contracting with an outside telemarketing firm; increasing the amount of marketing information to our clients through
e-mail announcements; pilot program events and more informative web sites are all contributing to new lead flow.

     During the fourth quarter of Fiscal 2003, the Company made the decision to exit the open enrollment public computer training segment that was part of
CALC/Canterbury's offerings for the past twenty years. The high fixed cost of delivery was too much to sustain in relationship to the amount of revenue being generated. By exiting this training delivery methodology, there will be an anticipated decline in instructor-led computer training revenues for Fiscal
2004. Reduced capacity, reduced marketing emphasis, and alternative delivery options will all contribute to the projected decline. CALC/Canterbury will continue to offer private and general admission classes at their two training facilities (New York City and Parsippany, New Jersey) as well as room rentals.
There will be more emphasis on offering private training at the clients'
locations. This planned exit from the scheduled open enrollment public training segment was done in order to reduce the high fixed cost associated with its delivery and introduce more variability to the cost structure of our training business. It is management's belief that a smaller, more flexible training model can return the computer training business to profitability.

     In the value added hardware reseller segment, budget constraints in state and local municipalities had a negative impact on technology spending during
2003. While this segment was among the last to feel the impact of the recent economic downturn, it will also take longer to recover based on projected tax revenues flowing into state and local budgets and then finally into capital expenditures.

     The $2,582,000 reduction in revenues from Fiscal 2002 to 2003 is due primarily to reduced pricing for most computer hardware products. While it is difficult to pinpoint the precise decline in the cost and sales price of the specific computer hardware sold by this segment over the past year, it is safe to estimate that prices have dropped anywhere from 20% to 30%. If this is the case, most, if not all of the decline in revenue for Fiscal 2003 can be attributed to a lower sales price on approximately the same unit volume. This trend will continue into Fiscal 2004 as well.

     It is management's intent to more fully integrate the sales team from the training and consulting segment with the value added hardware reseller segment.
Product profiles are being shared between the two groups and the Company anticipates the efforts of these two sales organizations will become more integrated in Fiscal 2004.

     It is projected that the majority of product to be sold in Fiscal 2004 may be Hewlett Packard/Compaq hardware. If they move toward an agent model with their resellers, USC/Canterbury would be paid an agent fee which approximates the current gross profit from each sale. This may greatly reduce the reported revenue in this segment. The manufacturer would record the revenue and hold the accounts receivable with the client. This possible change in business flow has not happened to date, but it is possible that the migration to the agent model will begin in the second quarter of Fiscal 2004, and may then become more significant during the second half of the year.

     This business segment has always had very high client revenue concentration. In Fiscal 2003 two groups of clients accounted for 81% of the revenue in the value added hardware reseller segment. There is obvious risk associated with this very high customer concentration. See Footnote 1,
Concentration of Risk, for more details on this topic. In Fiscal 2004
USC/Canterbury is making a concerted effort to diversify its revenue mix.
Certain sales representatives have been given responsibility, through quotas, to penetrate the commercial market in the Baltimore/Washington area. New strategic relationships have been formed with several manufacturers to increase product offerings and reduce dependency on Hewlett Packard/Compaq.

    Management believes that there is still a significant amount of uncertainty regarding future revenues from the value added hardware reseller segment for Fiscal 2004.  Technology spending appears to be recovering slightly in the early part of 2004, but the duration of the recovery is not yet known.  More clients are engaging us in conversations and proposals about new projects and training requirements.  The sales pipeline is fuller now than it was in the last half of Fiscal 2003.  One of the biggest challenges that faces the Company is the timing of customers decisions to begin project work that has already been sold.  The delays that were experienced late in Fiscal 2003 have continued into the early part of 2004.  These delays add to the uncertainty in revenue projections for Fiscal 2004.  It is management's belief that by the middle of the year we will have a much better understanding of our client's schedule and requirements.

Costs and Expenses
     Total costs and expenses decreased by $4,684,000 (20%) in Fiscal 2003 versus 2002. The decrease was due to reduced sales volume in both product and service revenues. Overall gross profit decreased to 17% from 23% in Fiscal 2002.
Service gross profit declined to 24% in Fiscal 2003 from 31% in the previous year. Product gross profit also declined from 13% in Fiscal 2002 to 11% in
Fiscal 2003.

     Product margins were negatively effected by several factors.
Continued weakness in technology spending forced margins lower as many suppliers competed for the same business.  Manufacturers continued to eliminate reseller incentives as the products they were offering became more commoditized.  Weak or non-existing sales management at our training subsidiaries.  The Company is currently partnering with several new hardware and software manufacturers who have specialized products that command higher profit margins.  These types of relationships could become more important for the future as downward pressure continues on margins for personal computers, printers and servers.  Management anticipates that gross margins for product sales will remain in the 10% range for Fiscal
2004.

     When the Company decided to exit the scheduled open enrollment public computer training business during the fourth quarter of Fiscal 2003, there were many obstacles that had to be overcome. The biggest challenge was the need to terminate four facility leases which housed twenty-nine classrooms, sales and support office space, production and storage. As of October, 2003 the contractual lease obligations including utilities, insurance and taxes, totaled approximately $4,100,000 over the next five years. The Company successfully negotiated the termination of all four leases by surrendering the security deposits to the respective landlords. $190,000 in security deposits were expensed to cost of sales during the fourth quarter of Fiscal 2003.

     At the same time the four existing facility leases were being terminated, the Company was able to successfully negotiate a new three-year lease in the same office complex in Parsippany, New Jersey where the previous facility was located. CALC/Canterbury, Usertech/Canterbury, MSI/Canterbury and Canterbury
Corporate University have their sales and administrative headquarters in this new space. There is also three classrooms in the facility to provide general admission and private training as well as room rentals to our clients. The
Company also negotiated a short-term rental agreement (with a mutual 90-day cancellation provision) with its existing landlord at its facility on the East
Side of New York City. Three classrooms and two sales offices were retained in the space. The Company is exploring the availability of more permanent space in the same vicinity.

     The major cause for much of the deterioration in gross profit for services revenue in Fiscal 2003 was excess capacity - both in facility and personnel.
These were addressed by management during the year through two significant workforce reductions, the elimination and consolidation of office facilities and the closing or downsizing of training facilities.

     Through a series of workforce reductions during Fiscal 2003, the employee count in the training and consulting segment was reduced by a total of 60 staff members. Thirty-three were consultants and/or trainers and twenty-seven were sales and administrative staff. Many support functions were combined in this segment and some were eliminated. Excess training and consulting capacity was reduced and a variable cost model was introduced to provide more flexibility in managing fluctuations in revenue delivery.

    The following chart summarize the annual run rate savings in both facility and personnel expenses from the beginning of Fiscal 2003 to the beginning of
Fiscal 2004 for the training and consulting segment. For purposes of calculating the labor savings, a 20% burden rate of annual salaries (employer taxes and benefits) was assumed. Also, only the salaries of employees who were no longer with the Company as of December 1, 2003, but were employed at the beginning of
Fiscal 2003 were included. The Company does not expect to fill these positions that are vacant as of December 1, 2003 during the Fiscal 2004 year. Therefore, the following chart reflects no Fiscal 2004 personnel costs related to the eliminated positions.

                          As of           As of                    Annual
                   December 1, 2002   December 1, 2003            Savings
                   ----------------   ----------------          -------------
Annual rent expense   $1,218,000          $312,000               $ 906,000
Facility expenses        170,000            18,000                 152,000
Consultant/trainer
  salaries             2,628,000              -                  2,628,000
Administrative and
  sales salaries       1,368,000              -                  1,368,000
                      ----------         ---------              ----------
      Totals          $5,384,000          $330,000              $5,054,000
                      ==========          ========              ==========

     It should be noted that the Company began realizing some of the annual labor savings during Fiscal 2003 as a result of the ongoing personnel reductions during the year.

     Based upon these savings, the Company significantly reduced its monthly fixed cost burn rate and allowed the business time to recover from the past several years of poor operating performance, while at the same time reducing the monthly breakeven point and allowing for profitability at much lower revenue levels. Now the financial leverage shifts in favor of the Company. When, and if, revenues increase, more profit is attainable due to the fact that the fixed cost component has been drastically reduced and a larger portion of the delivery expense will be variable in nature. However, if sales increase significantly in the short term, the Company risks having insufficient resources to deliver services due to reduced manpower and facility capacity. The Company would need to contract for part-time consultants and acquire additional space through short-term rentals in order to meet client demand which is possible but would be more expensive to implement.

     Selling expense decreased by $737,000 (30%) in Fiscal 2003 as compared to the previous year. Personnel expense (salaries, bonuses, commissions and payroll burden) decrease of $562,000 was the biggest component of the reduction. There were less sales and marketing staff during Fiscal 2003 as non-productive sales representatives were terminated during the year. There were also less commissions and bonuses paid due to the lower revenue and profit in Fiscal 2003
($68,000). Advertising expense decreased by $115,000 due primarily to the elimination of the production and distribution of a public training schedule for
CALC/Canterbury.

     General and administrative expense was reduced by $1,151,000 (19%) due primarily to significant reductions in administrative and support staff as part of the workforce reduction discussed previously ($631,000). Other major cost reductions in Fiscal 2003 which contributed to the overall decrease were: bad debt expense ($237,000); equipment rental ($111,000); public company expense
($96,000) and phone expense ($57,000).

     Interest income decreased by $183,000 (28%) in Fiscal 2003 as compared to the previous year. The prepayment of the note receivable from the sale of a former subsidiary in September 2003 and the $500,000 reduction in the demand note and accompanying reduction in the interest rate with a related party were the primary reasons for the decrease. Total notes receivable decreased by approximately $3,200,000 during the year.

     Interest expense was reduced by $74,000 (37%) in Fiscal 2003 versus Fiscal
2002. Reduced borrowings on the revolving line of credit and the payoff of the remaining term debt ($800,000) with the primary lender were the major reasons for the reduction.

Critical Accounting Policies
-----------------------------
Goodwill

     As previously stated, the Company adopted SFAS 142, "Goodwill and Other
Intangible Assets" as of December 1, 2001. This standard requires that goodwill no longer be amortized, but instead, be tested for impairment on a periodic basis.

     The Company recorded a total of $1,175,000 of goodwill impairment in our training and consulting segment ($675,000 for MSI/Canterbury and $500,000 for
Usertech/Canterbury) at November 30, 2003. The economic downturn which
MSI/Canterbury experienced in
2002 continued and worsened in 2003. Revenues and operating income declined for the third year in a row. Usertech/Canterbury also experienced a significant operating decline in Fiscal 2003. The President of the Usertech subsidiary was terminated for major breaches of his Employment Agreement. Due to the failure of the President to fulfill the obligations of his Employment Agreement, many projects that were anticipated to be delivered during the year based on projections were not consummated. There were several rounds of layoffs as well as a decline of business that are attributable to the failure of the President to perform under the terms of his Employment Agreement. The fair value of
MSI/Canterbury and Usertech/Canterbury were estimated based upon our recent earnings history and our future earnings expectations for these businesses as of
November 30, 2003.

     In Fiscal 2002, the Company recorded $584,000 in goodwill impairment charges related to its MSI/Canterbury subsidiary as a result of the continued
reduction in demand for sales and management training during the current economic downturn. This charge was recorded in the fourth quarter of the year and is reported under Training and Consulting in the segment reporting footnote for Fiscal 2002.

     In Fiscal 2001 the Company recorded $5,958,000 of goodwill impairment charges. $500,000 of this charge was reflected in the second quarter of the year and the balance was recorded in the fourth quarter. DMI/Canterbury goodwill was written down to $0 (total charge of $843,000) due to the uncertainty in the technical staffing marketplace caused by the dot com bust and the softening of spending in this business segment. The net goodwill related to the 1994 acquisition of CALC/Canterbury (Training and Consulting Segment) totaling
$4,397,000 was also written off. The lingering current effects of September 11, as well as the uncertainty of future business growth due to the change in business climate surrounding New York City are the major reasons for this impairment charge. Finally, the net goodwill of $718,000 resulting from the 1997 acquisition of ATM/Canterbury (Software Development Segment) was also written off.

     The Company's earnings forecasts for purposes of these impairment tests are consistent with forecasts and budgets currently used in the management of these businesses. The estimated fair value of the goodwill amounts are based upon future earnings expectations. If actual results are significantly lower, the likelihood is that these estimates would change, resulting in future impairment charges.

Revenue Recognition
     As discussed in Note 1 to our Consolidated Financial Statements, the
Securities and Exchange Commission (SEC) recently issued Staff Accounting
Bulletin No. 101 (SAB 101), "Revenue Recognition in Financial Statements," which provides additional guidance in applying generally accepted accounting principles for revenue recognition. SAB 101 states that revenue is recognized when there is persuasive evidence of an arrangement, the product has been delivered, the sales price is fixed or determinable, and collectibility is reasonably assured. The vast majority of our revenue transactions contain standard business terms and conditions that result in a clear determination of when revenues should be recognized. Our revenue recognition policy requires an assessment as to whether collectibility is probable, which inherently requires us to evaluate the creditworthiness of our customers and their acceptance of our delivered products and services.

Valuation Allowance-Deferred Tax Assets
     The Company records valuation allowances to reduce deferred tax assets to amounts that are more likely than not to be realized. This process involves forecasting the future profitability of our businesses to determine whether the
Company is expecting to generate sufficient taxable income to fully utilize our existing tax loss carryforwards and other tax assets that become future tax deductions. The Company has recorded a valuation allowance of $3,788,000 and
$1,883,000 as of November 30, 2003 and 2002, respectively. The valuation allowance was increased as of November 30, 2003 and 2002 due to the Company
falling short of budgeted 2003 and 2002 revenues and earnings and the resulting changes in our earnings forecasts for Fiscal 2004 and beyond. This resulted in a
$763,000 expense in Fiscal 2003 and a $642,000 expense in Fiscal 2002 related to an adjustment to our beginning of the year estimate for the valuation allowance.

     At November 30, 2003, the Company had loss carryforwards of $9,610,000 for federal income tax reporting purposes and $14,315,000 for state income tax reporting purposes. Future expiration dates of federal loss carryforwards are as follows: $835,000 in 2007, $3,665,000 in 2012, $335,000 in 2021 and $1,715,000
in 2022 and $3,060,000 in 2023. State loss carryforwards expire between 2007 and
2010.

     The determination of the valuation allowance is based upon our earnings forecasts that we use in the management of our businesses. Therefore, we are required to make estimates and judgments based upon historical experience and the best information available to us. However, future events are subject to change and we may have to adjust the valuation allowance in future periods, accordingly.

Fiscal 2002 Compared to Fiscal 2001
-----------------------------------
Revenues
     All amounts discussed in this section pertain to continuing operations.

     Overall revenues increased by $2,464,000 (8%) in Fiscal 2002 over 2001.
This net increase is the result of the increased revenue contribution from
Usertech/Canterbury ($6,438,000) which operated for a full twelve months in
Fiscal 2002 versus only three months in Fiscal 2001. The business was acquired in September, 2001. Offsetting the increase caused by the acquisition of
Usertech/Canterbury were reductions in revenues from the other operating segments. The value added hardware reseller segment saw revenues decline by
$1,890,000 (12%). Training and consulting revenues exclusive of
Usertech/Canterbury declined by $2,038,000 (24%) from Fiscal 2001 levels.
Software development revenues experienced a reduction of $46,000 (21%) during
Fiscal 2002.

     The declining revenue in all of the operating segments is the result of reduced client spending in all phases of information technology and training.
Budgets have been reduced or eliminated. Projects have been delayed or reduced in scope. Many businesses are attempting to use internal resources instead of outsourcing in an attempt to save money during these difficult economic times.
The Company is dealing with this business downturn in a number of ways. Facility consolidations, workforce reductions in areas other than sales, salary freezes and reductions, and the hiring of more sales personnel are all being utilized as a means to preserve cash and to increase revenues and cash flow.

     CALC/Canterbury has reduced its fixed overhead by sharing its Parsippany,
New Jersey facility with both DMI/Canterbury and Usertech/Canterbury. As a subsequent event, during February, 2003 CALC/Canterbury executed a licensing agreement with ExecuTrain, an international learning solutions provider, whereby it will become part of their global training network. As a result,
CALC/Canterbury can now offer national and international training delivery to its existing clients with multiple locations. The alliance will also allow
CALC/Canterbury to market itself to new clients who have not used them in the past due to its lack of national training capability. CALC/Canterbury is currently in search of qualified sales personnel to help expand its presence in the metro New York City marketplace.

     Usertech/Canterbury experienced a significant downturn in revenues during the last quarter of Fiscal 2002. Several large projects ended during the quarter and were not replaced with new business. Many clients delayed or cancelled large-scale training projects due to their own poor operating results. Many of
Usertech/Canterbury's consultants were under utilized during the quarter. As the softness in revenue has continued into the early part of Fiscal 2003, the
Company has taken several significant steps to preserve cash flow. First, the
Saddlebrook, New Jersey office was closed in December, 2002 and those employees were relocated to Parsippany, New Jersey to share office space with
CALC/Canterbury. The Company saved approximately $175,000 annually by not renewing the Saddlebrook lease. There was also a significant workforce reduction during the first quarter of 2003. Twenty-seven (27) employees have been laid off resulting in annual salary and benefits savings of approximately $2,200,000. As a result of this staff reduction, the Usertech/Canterbury's organization was restructured and streamlined resulting in additional savings.
Usertech/Canterbury is also searching for two additional account executives in order to reach more potential customers on a national basis. Usertech/Canterbury also plans to offer its learning solutions through the ExecuTrain national franchise network as a result of the agreement between CALC/Canterbury and
ExecuTrain. ExecuTrain has been planning to expand its product offerings in the
ERP market and Usertech/Canterbury can now provide quality delivery and service to the client base that ExecuTrain currently services.

     USC/Canterbury has been dealing with a number of business issues as a result of the Hewlett-Packard/Compaq merger. Lower margins, more competition and delays in product availability have all taken its toll on revenues and gross profit. Margins in Fiscal 2002 were 12% compared to approximately 19% in Fiscal
2001. Many manufacturer rebate programs have been discontinued. USC/Canterbury is attempting to expand its reseller relationships to manufacturers other than
Hewlett Packard and Compaq in order to provide customers with more purchasing options as well as to reduce its dependence on a sole source for product. The majority of USC/Canterbury's clients are municipalities in state and local government. With many state budgets running at a deficit, there is less money being allocated to information technology spending. USC/Canterbury continues to focus on expanding its business to commercial clients to reduce its overall dependence on government clients.

     MSI/Canterbury's management and sales training tends to be a more discretionary expenditure by its clients during difficult economic times. Many clients have reduced or eliminated certain programs for the time being. Over the past thirty years of its existence MSI/Canterbury has experienced the ebb and flow caused by current economic conditions. While dealing with the current downturn, this subsidiary has taken several steps to address the situation.
First, MSI/Canterbury has expanded its reach by entering into several alliance programs with local chambers of commerce. There have been reductions in support staff and consultants, while at the same time an ongoing search for qualified sales personnel is being conducted. MSI/Canterbury also plans to offer its services through the ExecuTrain national network in conjunction with the agreement between CALC/Canterbury and ExecuTrain. MSI/Canterbury is also developing distance learning products to complement its live delivery platform.

     ATM/Canterbury has also experienced declining revenues caused in large part to the downturn in spending for information technology products as a result of poor economic conditions in the country. New products are being developed in an effort to penetrate markets that were previously not addressed. Lower priced versions of various software packages are being introduced to new clients who have less demanding performance requirements. ATM/Canterbury continues to search for strategic partners who will use their software as an integral component in a packaged solution for asset tracking or document tracking and retrieval.

     The Company continues to advocate and promote cross marketing between all of its operating subsidiaries. During the current economic downturn, the number of opportunities for Canterbury to provide an all-inclusive technology or training solution to its substantial customer list has been limited. All of the subsidiaries continue to present the full complement of Canterbury products and services to their clients. It is management's belief that when business conditions improve, the Company will inherit markets that have been abandoned by competitors who have gone out of business, or who do not have sufficient working capital to take advantage of future opportunities.

Costs and Expenses
     Total costs and expenses increased by $3,518,000 (18%) in Fiscal 2002 versus 2001. This increase is the result of owning Usertech/Canterbury for a full twelve months in Fiscal 2002 versus only three months in 2001. Gross profit on service revenue declined from 39% in Fiscal 2001 to 31% in 2002 due to the effects of the revenue decline from training and consulting coupled with a fairly high fixed cost delivery component. Product margins, which include hardware and software sales of the Company decreased to 13% in 2002 from 21% in
Fiscal 2001. This reduction in gross profit is the result of several factors.
First, many of the manufacturer's rebate programs have been eliminated as competitive pricing pressures have forced them to be more cost efficient. Also, in the economy's current state, pricing to customers has become much more competitive. Many clients are seeking out lowest price instead of best overall solution value.

     Consolidated gross margins for the Company decreased to 23% in 2002 versus
29% in Fiscal 2001. Reduced consultant utilization in the training and consulting business segment and significantly reduced margins on hardware as a by-product of the Hewlett Packard/Compaq merger contributed to the overall margin decline.

     Selling expense increased by $45,000 (2%) in Fiscal 2002 versus 2001. This increase was the result of several factors. First, Usertech/Canterbury's selling expense increased by $632,000 because it was owned by Canterbury for a full twelve months in Fiscal 2002 versus only three months in Fiscal 2001. Offsetting this increase were reductions in commission expense of $225,000 in
USC/Canterbury due to a much lower gross profit level in Fiscal 2002. Reductions in staff at CALC/Canterbury during Fiscal 2002 resulted in approximately
$200,000 in savings and more efficient direct marketing expenditures saved over
$62,000 in Fiscal 2002 over 2001. Various other cost reductions in marketing expense and personnel in the other operating units accounted for additional savings of approximately $100,000.

     General and administrative expense increased by $133,000 (2%) in Fiscal
2002 as compared to Fiscal 2001. This relatively small change is again the result of various significant factors. First, Usertech/Canterbury's general and administrative expense increased by $1,220,000 due to the fact it was part of
Canterbury for the full year in Fiscal 2002 as compared to only three months in
Fiscal 2001. Offsetting this increase was a $463,000 reduction in goodwill amortization expense in Fiscal 2002 based on the change in accounting predicated by SFAS 142. Bad debt expense was reduced by $300,000 in Fiscal 2002 over Fiscal
2001, based on the reduced requirements for additional reserves on lower accounts receivable balances. Lower expenses for accounting and other public company expenses saved $97,000 in Fiscal 2002 over 2001. CALC/Canterbury reduced personnel costs by approximately $190,000 in Fiscal 2002 by consolidating functions and streamlining other administrative processes. Various other reductions in personnel related expenses totaled $37,000.

     As a subsequent event, on March 1, 2003 Canterbury's corporate management team, inclusive of the Chairman, President and Vice President, voluntarily reduced their present salaries by 8%. This is in line with a previously instituted 8% salary reduction at one of the Company's largest subsidiaries. The corporate management team continues to receive its reduced rate of pay as of the date of this filing.

     Other income for Fiscal 2002 represents the $85,000 in insurance proceeds paid to the Company, related to business interruption caused by terrorist attacks on September 11, 2001. In Fiscal 2001 the charge to other expense of
($251,000) was due mainly to a loss of $324,000 related to the sale of real estate during the second quarter of Fiscal 2001.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
-----------------------------------------------------------------------

     We are not exposed to market risk from changes in interest rates. Currently, we have $900,000 invested in short term
certificates of deposit and $300,000 invested in a municipal bond mutual fund. We account for these investments in accordance with SFAS
No. 115, "Accounting for Certain Investments in Debt and Equity
Securities." These investments are treated as available-for-sale under SFAS No. 115. The carrying value of these investments
approximates fair market value.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
------------------------------------------------------

     The financial statements and supplementary data are as set forth in the
Index on page 31.

ITEM 9.  Changes in and Disagreements with Accountants on Accounting and
         Financial Disclosures
--------------------------------------------------------------------------

     There were no disagreements with the Company's independent auditors on matters of accounting or financial disclosure.

ITEM 9A.  CONTROLS AND PROCEDURES
--------------------------------
     Within the 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief
Executive Officer/Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the
Chief Executive Officer/Chief Financial Officer concluded that the
Company's disclosure controls and procedures are effective. There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

                                PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
----------------------------------------------------------------------------

     The directors, executive officers and control persons of the Company as of November 30, 2003 were as follows:
                                        Director       Principal
Name                            Age     Since          Occupation
- -------------------------------------------------------------------------
Stanton M. Pikus                63       1981      Chairman of the Board of
                                                   Directors
Kevin J. McAndrew               45       1990      President, Chief
                                                   Executive Officer,
                                                   Chief Financial Officer,
                                                   and Treasurer
Jean Zwerlein Pikus             50       1984      Vice President,
                                                   Secretary
Alan B. Manin(1)(2)(4)          66       1981      President, Atlantis,
                                                   Inc.
Stephen M. Vineberg(1)(2)(3)(5) 62       1988      President, CMQ, Inc.
Paul L. Shapiro(1)(2)(3)(4)     52       1992      Manager, McKesson Drug Co.
Frank A. Cappiello(1)(4)(6)(7)  77       1995      Managing Director of
                                                   Montgomery Brothers,
                                                   Cappiello, L.L.C.

Independent Board of Directors Member
(1) Independent Board of Directors Member
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Audit Committee of the Board of Directors.
(4) Member of the Corporate Governance and Nominating Committee of the Board of
    Directors
(5) Chairman and Member of the Corporate Governance and Nominating Committee of
    the Board of Directors
(6) Chairman and Member of the Audit and Compensation Committees of the Board of
    Directors.
(7) Financial expert of the Audit Committee of the Board of Directors.

BIOGRAPHIES OF THE NOMINEES FOR DIRECTORS
-----------------------------------------

     KEVIN J. McANDREW, President, Chief Executive Officer, Chief Financial
Officer and Treasurer, has been with the Company since June 1987. He has been a
Director since 1990. He has held the positions of Chief Operating Officer;
Executive Vice President, and Vice President of Finance during his employment with Canterbury. He is a graduate of the University of Delaware (B.S.
Accounting, 1980) and has been a Certified Public Accountant since 1982. From
1980 to 1983 he was an Auditor with the public accounting firm of Coopers &
Lybrand in Philadelphia. From 1984 to 1986 Mr. McAndrew was employed as a
Controller for a New Jersey based division of Allied Signal, Inc.

     STANTON M. PIKUS, Chairman of the Board of Directors, was a founder of
Canterbury (1981). In June 2001 he resigned as President and Chief Executive
Officer of Canterbury Consulting Group, Inc. but remains an employee of the
Company. He graduated from The Wharton School of the University of Pennsylvania
(B.S., Economics and Accounting) in 1962. From 1968 until 1984 he worked full-time as President and majority stockholder of Brown, Bailey and Pikus,
Inc., a mergers and acquisitions consulting firm that had completed more than twenty transactions. In addition, Mr. Pikus has been retained in the past by various small to medium-sized public and private companies in the capacity of an independent financial consultant. Mr. Pikus is the spouse of Jean Z. Pikus, who is a Director, a Vice President and the Secretary of Canterbury Consulting
Group, Inc.

     JEAN ZWERLEIN PIKUS, Vice President, Secretary, and a Director since
December 1, 1984. She was employed by J. B. Lippincott Company, a publishing company, from 1974 to 1983, where she was Assistant Personnel Manager and also created its word processing center, and was responsible for the day-to-day control of word processing and graphic services. In 1984, Ms. Pikus graduated from The Wharton School of the University of Pennsylvania (B.S., Accounting and
Management, cum laude). Ms. Pikus is the spouse of Stanton M. Pikus, who is the
Chairman of the Board of Directors and an employee of Canterbury Consulting
Group, Inc.

     ALAN B. MANIN, Founder and a Director of Canterbury since its inception in
1981. He is currently the President of Atlantis, Inc., a company which provides motivational training to employees of Fortune 1000 companies. He is a graduate of Temple University (B.S., 1960; M.Ed., 1966). He was a teacher and Department
Chairman in the Philadelphia School System (1960-1966); a former Vice President and Director of Education for Evelyn Wood Reading Dynamics (1966-1972); a former
Director of Northeast Preparatory School (1973); and President, Chief Operating
Officer and founder of Health Careers Academy, a federally accredited (National
Association of Trade and Technical Schools) vocational school (1974-1979).

     STEPHEN M. VINEBERG, a Director since 1988, is currently the President and
Chief Executive Officer of CMQ, Inc. Previously he was a Vice President of
Fidelity Bank, Philadelphia, where he was Chief Operating Officer of the Data
Processing, Systems and Programming Divisions. Mr. Vineberg also directed a wholly owned subsidiary of the bank that developed and marketed computer software, operated a service bureau and coordinated all electronic funds transfer activities.

     PAUL L. SHAPIRO, a Director since December, 1992, has worked for McKesson
Drug Company for the past 26 years. Recipient of the McKesson President's Award for 2002. From 1973 through 1975 he was Director of the Pennsylvania Security
Officers' Training Academy. In 1973, he graduated from York College of
Pennsylvania with a B.S. Degree in Police Administration.

     FRANK A. CAPPIELLO, a Director since 1995, Frank Cappiello is one of the country's leading financial analysts. He is an expert on the national economy and a recognized authority on investments. Mr. Cappiello's background in economics is extensive. For more than 12 years, he was chief investment officer for an insurance holding company with overall responsibility for managing assets of $800 million. Prior to that, Mr. Cappiello was research director of a major stock brokerage firm. Subsequently, he was president of an investment counseling firm, McCullough, Andrews & Cappiello, Inc., providing asset management to individual and institutional investors. Mr. Cappiello is currently Chairman and a Managing Director of Montgomery Brothers, Cappiello, LLC, an investment advisor with offices in Washington, D.C. and New York. Mr. Cappiello was a
regular panelist on the award winning television program Wall $treet Week With
Louis Rukeyser, where he was a member of its Hall of Fame since 1991. He continues his panelist role on Louis Rukeyser's Wall Street on CNBC. He is also a frequent guest on CNN as well asCNBC. He is the author of four books, including Finding the Next Superstock. Mr. Cappiello is a graduate of the
University of Notre Dame and Harvard University's Graduate School of Business
Administration.

     Mr. Cappiello serves as the Chairman of the Compensation Committee and the
Chairman of the Audit Committee and is the financial expert of the
Audit Committee of the Board of Directors. He is also a member of the Corporate
Governance and Nominating Committee. In performing these duties Mr. Cappiello operates independent from the management of the Company. Messrs. Shapiro and
Vineberg serve on the Audit Committee, the Compensation Committee and the
Corporate Governance and Nominating Committee as Independent Directors. Mr.
Vineberg is the Chairman of the Corporate Governance and Nominating Committee.
Mr. Manin is a member of the Compensation and Corporate Governance and
Nominating Committees as an Independent Director.

AUDIT COMMITTEE

    The Audit Committee assists the Board of Directors in fulfilling the Board's oversight responsibility to the shareholders relating to the integrity of the
Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the
Company's independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation.

    The Board of Directors adopted a written charter for the Audit
Committee which was included as an exhibit to the Proxy Statement filed with the Securities and Exchange Commission on October 4, 2001 for the
fiscal year ended November 30, 2000.  The Audit Committee re-examined and revised its charter in 2003, in light of the expanded responsibilities imposed under the Sarbanes-Oxley Act of 2002 and related SEC rules. The
Audit Committee submitted the amended charter to the Board of Directors for approval and the approved, amended charter was filed with the SEC on
October 24, 2003 as Appendix A to the Definitive Proxy Statement and is
available on the internet directly from the Securities and Exchange
Commission's website (www.sec.gov) or upon written request to the
Canterbury Investor Relations Department at the address listed below.

     The members of the Audit Committee are Frank Cappiello, Chairman, Stephen
Vineberg and Paul Shapiro, all of whom the Board in its business judgment has determined are independent as defined by SEC regulations and Nasdaq's listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Frank Cappiello qualifies as an audit committee financial expert as defined by SEC regulations.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

     The Company has adopted a Code of Ethics for Senior Financial Officers.  A copy of this document can be obtained upon written request to Canterbury's
Investor Relations Department at 352 Stokes Road, Suite 200, Medford, NJ
08055.

ITEM 11. EXECUTIVE COMPENSATION
-------------------------------

CASH COMPENSATION
------------------
     The Company had 78 full-time employees as of November 30, 2003.

                                             SUMMARY COMPENSATION TABLE

                                                                   Long-Term Compensation
                       Annual Compensation            Award                       Payouts
                       ----------------------------- -------------------------------------------

                                                 Other                Securities        All other
Name and                                        Annual   Restricted Underlying           Compen-
Principal                     Salary  Bonus     Compen-   Stock      Options/  LTIP      sation
Position                Year  ($)     ($)       sation($) Award($)    SAR(#)*  Payouts($)  ($)
- ------------------------------------------------------------------------------------------------
Stanton M. Pikus        2003 $233,000 $30,000(1)  $-     $15,000       -       $-         $-
Chairman                2002  247,000    -         -        -          -        -          -
                        2001  254,000    -         -        -        25,001     -          -

Kevin J. McAndrew       2003 $233,000 $20,000(1)  $-     $15,000       -       $-         $-
President, Chief        2002  247,000    -         -        -          -        -          -
Executive Officer, and  2001  218,000    -         -        -        21,429     -          -
Chief Financial Officer

Jean Z. Pikus           2003 $143,000 $11,700(1)  $-     $ 9,000       -       $-         $-
Vice President          2002  150,000    -         -        -          -        -          -
                        2001  112,000    -         -        -        12,144     -          -

(1) Awarded in Fiscal 2002 and paid in Fiscal 2003

      No other Executive Officer received in excess of $100,000 in total annual compensation for the three-year period.

     There were no stock options granted to Executive Officers during Fiscal
2003.

+--------------------------------------------------------------------------------------+
|                           Number of Securities          Value of Unexercised         |
|                           Underlying Unexercised           In-The-Money Options      |
|                          Options at Year End             at Year End 2003            |
|                                2003 (#)                             ($)              |
| Name                  Exercisable    Unexercisable  Exercisable   Unexercisable      |
|---------------------+-------------+---------------+------------+---------------------+
|                     |             |               |            |                     |
| Stanton M. Pikus    |    73,575   |     0         |     $0     |       $0            |
|-------------------- +-------------+---------------+------------+---------------------+
| Kevin J. McAndrew   |    57,146   |     0         |     $0     |       $0            |
|---------------------+-------------+---------------+------------+---------------------+
| Jean Z. Pikus       |    33,289   |     0         |     $0     |       $0            |
|-------------------- +-------------+---------------+------------+---------------------+

     Option holders have five years from the date of grant to exercise any or all of their options, and upon leaving Canterbury the option holders must exercise within 30 days or lose their options.  These options exercise into
Canterbury restricted common shares of company stock.

     The Company executed employment agreements dated June 1, 2001 between the
Company and Mr. Kevin J. McAndrew and the Company and Mr. Stanton M. Pikus.
Each employment agreement is for a period of five years.  Each sets forth various services to be performed.  Each employee shall receive an annual salary of $245,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time.
These employment agreements supercede and replace the prior employment agreements, including the cancellation of bonus opportunities which were to be payable through December 1, 2003.  These agreements also include a non-
competition prohibition for a period of three years after employment has been terminated.

     On December 1, 2001 the Company executed a five-year employment agreement between the Company and Ms. Jean Pikus. Ms. Pikus shall receive an annual salary of $150,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time. The agreement also includes a non-competition prohibition for a period of three years after employment has been terminated.

     On March 1, 2003 Canterbury's corporate management team, inclusive of the
Chairman, President and Vice President, voluntarily reduced their present salaries by 8%.  This is in line with a previously instituted 8% salary reduction at one of the Company's largest subsidiaries.  On August 18, 2003, on the recommendation of Mr. Frank Cappiello, the Chairman of the Compensation
Committee of the Board of Directors, the Chairman, President and Vice President
agreed to continue their voluntary 8% salary cuts through November 30, 2003 even though they have employment contracts in place.  In lieu of the cash lost they were offered a block of restricted common stock on which they must be personally responsible for the applicable federal and state income taxes.  Due to the restrictions on the sale of the stock, the stock was valued at 50% of the closing price on Nasdaq on the day prior to this Board Resolution and its acceptance by the three aforementioned individuals.  Due to this discount, the
Company has agreed with Nasdaq's requirement to "lock-up" these 103,338 shares until the shareholders have given their approval to the issuance.  They cannot be sold, voted or be entitled to dividends until that time.  However, if at any time prior to the issuance of the aforementioned Proxy, 51,669 of the 103,338 shares are returned to the Company, then no Proxy or shareholder approval will be required, and this matter will be resolved.  Or in the alternative, if the
51,669 shares are paid for at the higher of the closing bid price at the date of issuance or the closing bid price on December 16, 2003, then this matter will also be resolved and no Proxy or shareholder approval will be required.  A charge of $77,000 was made during the third quarter to reflect the cost of this stock.  The corporate management team continues to receive its reduced rate of cash pay as of the date of this filing.

COMPENSATION PURSUANT TO PLAN

     The following qualified and non-qualified stock options were granted at 100% of the market value on date of grant to executive officers and directors of the Company as of February 19, 2003.

Name of Individual      Capacity in Which Served   Date Granted   Exercise Price    Options
- ----------------------------------------------------------------------------------------------
Stanton M. Pikus        Chairman of the Board of     8/27/99        $10.92           5,715
                        Directors                    11/4/99        $16.80          14,286
                                                      8/2/00        $21.00           3,572
                                                    11/28/00        $19.46          10,715(1)
                                                      1/9/01        $10.50          10,715(1)
                                                    11/12/01         $4.83          14,286(1)
- ----------------------------------------------------------------------------------------------
Kevin J. McAndrew       President, Chief Executive   8/27/99        $10.92          4,286
                        Officer, Chief Financial     11/4/99        $16.80         10,715
                        Officer, Treasurer, Director  8/2/00        $21.00          2,858
                                                    11/28/00        $19.46          7,143(1)
                                                      1/9/01        $10.50          7,143(1)
                                                    11/12/01         $4.83         14,286(1)
- ----------------------------------------------------------------------------------------------
Jean Z. Pikus           Vice President, Secretary,   8/27/99        $10.92          2,572
                        Director                     11/4/99        $16.80          6,429
                                                      8/2/00        $21.00          2,143
                                                    11/28/00        $19.46          3,572(1)
                                                      1/9/01        $10.50          3,572(1)
                                                    11/12/01         $4.83          8,572(1)
- ----------------------------------------------------------------------------------------------
Alan Manin              Director                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                     1/11/00        $25.70          1,429
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
- ----------------------------------------------------------------------------------------------
Stephen Vineberg        Director                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
- ----------------------------------------------------------------------------------------------
Paul Shapiro            Director                     8/27/99        $10.92          1,000
                                                     11/4/99        $16.80          2,500
                                                      8/2/00        $21.00            715
                                                    11/12/01         $4.83          2,858
                                                    08/18/03          $.75         10,000
- ----------------------------------------------------------------------------------------------
Frank Cappiello         Director                     8/27/99        $10.92          2,000
                                                     11/4/99        $16.80          5,000
                                                      8/2/00        $21.00          1,786
                                                    11/12/01         $4.83          5,715
                                                    08/18/03          $.75         20,000
- ----------------------------------------------------------------------------------------------

   (1) These options are part of the 1995 Employee Stock Option Plan; however they are incentive stock options. All other options issued as part of the
   1995 Stock Option Plan are non-qualified stock options.

     Employee stock option holders have five years from the date of grant to exercise any or all of their options, and upon leaving the Company the option holders (but not consultants) must exercise within 30 days. These options exercise into restricted shares of Company common stock and absent registration, or any exemption from registration, must be held for the applicable Rule 144 holding period before the restriction can be removed.

OTHER COMPENSATION
--------------------
     See "Certain Relationships and Related Transactions" for key-man life insurance arrangements.

COMPENSATION OF DIRECTORS
--------------------------
     In an effort to maintain its current independent directors and if it decides to do so in the future attract additional qualified directors to serve on the Board, Management and the Board of Directors decided on July 29, 2002 that beginning on September 1, 2002 and quarterly thereafter, all independent directors would be paid $2,000 each per quarter as Director's compensation.
50,000 Company stock options were issued at 100% of market value to all
Directors who are not otherwise salaried employees on August 18, 2003. These options had an estimated Black-Scholes value of $25,000 at date of grant.
Stock Options are delineated in the Compensation Pursuant To Plan table in
Item 11.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
--------------------------------------------------------------
     Due to a significant breach of his Employment Agreement, the President of Usertech/Canterbury was terminated from his employment on March 18,
2003.  Accordingly, Canterbury ceased paying the balance of compensation due to the President of Usertech under this Employment Agreement which exceeded $700,000.  When Canterbury purchased Usertech from Ceridian
Corporation, Canterbury was led to believe that this President was essential to the continued success of the company.  Ceridian failed to disclose that this President played an active role with a vendor of
Ceridian which was not only a conflict, but in essence, precluded this
President from giving his undivided attention to Usertech.  Thus,
Canterbury is holding Ceridian Corporation liable for the undisclosed actions of the President, misrepresentations in the acquisition of Usertech and other claims related to Canterbury's purchase of Usertech and consummation of an Employment Agreement with this President.  It has not yet been determined if any claims will be brought against any other individuals or other entities related to the claims arising from
Canterbury's acquisition of Usertech and employment of the president.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
------------------------------------------------------------

     No member of the Compensation Committee is a current officer or has been an officer of the Company or any of its subsidiaries during the past six years.
In addition, there are no compensation committee interlocks with other entities with respect to any such member.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
---------------------------------------------------------------------------

     (A)(B) The following table sets forth as of February 19, 2004 certain information with regard to the record and beneficial ownership of the Company's common stock by (i) each shareholder, owner of record or beneficial owner of 5%
or more of the Company's common stock (ii) each Director individually and (iii)
all Officers and Directors of the Company as a group.  Addresses for the individuals listed below are c/o Canterbury Consulting Group, Inc. at
352 Stokes Road, Suite 200, Medford, NJ  08055:

                                    Amount and Nature of Beneficial Ownership

                         Shares     Shares Acquirable Shares Acquirable    % Owned of
Name of                  Currently  Within 60 Days By Within 60 Days By      Company's
Beneficial Owner         Owned      Option Exercise   Note Conversion         Shares
- --------------------------------------------------------------------------------
Stanton M. Pikus (1)(2)  220,493      59,289           100,000               13.98%
Kevin J. McAndrew        112,355      46,431           100,000                9.52%
Jean Zwerlein Pikus (1)   68,737      26,860              -                   3.52%
Alan Manin (3)            29,152      18,502           100,000                5.43%
Stephen M. Vineberg       15,519      17,073              -                   1.20%
Paul L. Shapiro            3,668      17,073              -                    .76%
Frank A. Cappiello        45,953      34,501           100,000                6.64%
                        --------    -------            ------                 -----
- -----------------------
All Officers, Directors
and 5% Stockholders as
a group (7 in number)    495,877     219,729           400,000               41.06%
                       =========    ========           =======              =======

------------------------------------------------------------------------------------

Stock Options are delineated in the Compensation Pursuant To Plan table in Item 11.
(1) Stanton M. Pikus and Jean Zwerlein Pikus are married to each other and, therefore, are deemed to have beneficial ownership in each other's shares.
(2) 10,288 shares of Canterbury common stock owned in the name of Matthew Zane
    Pikus Trust are included in Stanton M. Pikus' shares currently owned total.
(3) 10,462 shares owned by Atlantis Family L.C. of which Mr. Manin is the sole beneficiary, are included in his total.

     The following table summarizes certain information regarding the Company's equity compensation plans.

                                 ( a )               ( b )                 ( c )
                       Number of Securities        Weighted-average      Number of
                       to be issued upon exercise  exercise price of     securities remaining
                       of outstanding options,     outstanding options,  available for future
                       warrants and rights         warrants and rights   issuance under equity
                                                                         compensation plans
                                                                         (excluding securities
Plan Category                                                            reflected in column (a))
- -------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders (1)        295,599                     $8.95              144,878

Equity compensation
plans not approved by
security holders(2)          23,002                     $6.32                 --
                          ---------                     -----              -------
    Total                   318,601                     $8.76              144,878
                          =========                     =====             ========

(1)  1995 Employee Stock Option Plan was approved by the shareholders on
     July 21, 1995 with an amendment approved by shareholders on
     August 26, 1996. See Note 12 of Notes to Consolidated Financial
     Statements, Stock Option Plans for a description of stock
     option plans.
(2)  Options and Warrants issued to consultants outside of the shareholder approved stock option plan issued between March 7, 2002 and
      May 23, 2002.

CHANGE IN CONTROL
-----------------

     There has been no change in control of the Company.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
---------------------------------------------------------

     The Company has secured key-person life insurance policies for its
Corporate Officers. The amount and beneficiary of the key-person life insurance policies are as follows:

Corporate Officers            Amount of Policy              Beneficiary
------------------            ----------------              -----------
Kevin J. McAndrew                 $1,000,000                   Company
Jean Z. Pikus                       $500,000                   Company

     The Company has secured a $1,000,000 key-person life insurance policy on the President of USC/Canterbury Corp., Patricia Bednarik.

     During Fiscal 2001, certain officers and directors of the Company purchased a 33% stock ownership in a corporation that was previously a subsidiary of the
Company prior to the November 1996 sale by the Company of its 100% stock ownership in this corporation to an outside group. The Company holds note receivables in the amount of $3,760,098 from this corporation of which
$3,636,000 pertains to notes originating on the November 1996 date of sale (see
Note 4). The Company maintained the same level of security interest protection and the same debt amortization schedule. The Company earned $322,000, $395,000 and $408,000 of interest income from these notes in Fiscal 2003, 2002 and 2001, respectively. During the fourth quarter of Fiscal 2003, a 22% owner of this corporation passed away. After his death, that corporation purchased and retired his shares from his estate. As a result of this purchase and retirement of his shares, certain officers and directors of the Company now own 44% of this corporation.

     At November 30, 2003 and 2002, the total notes receivable plus accrued interest for issuances of Company common stock to corporate officers, corporate counsel and certain consultants totaled $3,595,000 and $3,641,000, respectively.
These non-recourse notes are collateralized by common stock of the Company and are reported as a contra-equity account. Interest rates range from 4% to 6.6%.
Prior to July 17, 2002, $1,739,000 of these notes were recourse notes.

     On July 17, 2002 the Compensation Committee recommended, and the Board of
Directors approved a modification of the April 10, 2001 and the May 16, 2001 notes. The notes became non-recourse as to principal and interest as of
September 1, 2002 with the issued shares continuing to collateralize the notes.
All accrued interest on the notes as of September 1, 2002 has been paid to the
Company. Principal and interest must be paid by recipient before they are entitled to sell their respective shares. If principal and interest have not been paid by the maturity date of the recipient notes, then recipients' sole obligation shall be that any shares relating to this nonpayment will be forfeited and returned to the Company. If this event were to occur, both the underlying shares and the notes receivable would be cancelled with no effect on the net worth of the Company. In consideration for this modification the term of these notes was reduced and shortened from April and May, 2006 to December 31,
2004. The Board also prohibited the issuance of any stock options, stock or any other form of equity for all of Fiscal 2002 to the recipients. In the past, the
Board has issued and/or granted significant amounts of equity (in the form of stock options or stock purchases) to these recipients on an annual basis. The
Compensation Committee did not wish any additional dilution of Company stock at the then current low prices. Also by reducing the term of the notes the
Compensation Committee believed that management would have a further inducement to accelerate their efforts to increase shareholder value or risk the loss of their shares.

     On June 3, 2003 the Board of Directors of Canterbury approved a private placement for the Company in the form of a 7 3/4% Senior Convertible Promissory
Note which was overwhelmingly ratified by 95.21% of the shareholders who voted on the proposal on November 24, 2003. The net proceeds of this private placement were used for working capital to operate the Company in order to offset the operating cash flow shortfall in the fourth quarter of Fiscal 2002, and the first quarter of Fiscal 2003, and to partially replace the $1,000,000 reduction in the Company's credit facility by its bank which occurred in the first quarter of Fiscal 2003. This note is convertible into Canterbury restricted common stock at $.355 per share. The notes, if not converted into restricted common stock before then, mature in 36 months and the entire loan amount of $355,000 must be repaid at that time. The ten convertible note units represent total potential dilution of one million shares if all of the notes are converted into common stock. Ten units at $35,500 each were sold. Four units were purchased by affiliates of the Company and six units were purchased by non-affiliates. This debt is subordinate to all current and future bank debt, but is senior to all other current and future Company indebtedness.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------

Fees of Independent Public Accountants

Audit Fees
-----------
     The aggregate fees billed by Baratz & Associates, P.A. for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended November 30, 2003 and 2002, and for the review of the financial statements included in the Company's Quarterly Reports on Form
10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $83,500 for
2003 and $73,000 for 2002.

Audit Related Fees
-------------------
     The aggregate fees billed by Baratz & Associates, P.A for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under the heading "Audit Fees" above for the fiscal years ended
November 30, 2003 and November 30, 2002 were $500 and $0, respectively. During
2003, these services included proxy disclosure review.  The aggregate fees billed for professional services rendered by Ernst & Young for the review of information contained in the Form 10-K for the fiscal year ended November 30,
2002 and for the re-issuance of their audit report for the Form 10-K for the fiscal year ended November 30, 2000 were $7,500

Tax Fees
--------
     The aggregate fees billed by Baratz & Associates, P.A for professional services for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2003 and November 30, 2002 were $24,000 and $23,000, respectively.  During 2003 and 2002, these services generally included federal and state tax return preparation services.

All Other Fees
--------------
     There were no additional aggregate fees billed by Baratz & Associates, P.A for other services rendered to the Company for the fiscal years ended November
30, 2003 and 2002.

Pre-Approved Services
----------------------
     All audit related services, tax services and other services were pre-
approved by the Audit Committee, which concluded that the provision of such services by Baratz & Associates, P.A was compatible with the maintenance of that firms' independence in the conduct of their auditing functions. The Audit
Committee's Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

                                     PART IV

ITEM 15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K
---------------------------------------------------------------------------
    Consolidated Financial Statements filed here include: Balance Sheets at
November 30, 2003 and 2002 and Statements of Operations, Stockholders' Equity
and Cash Flows for the years ended November 30, 2003, 2002, and 2001. All other schedules for which provision is made in Regulation S-K of the Commission are not required under the related instruction or are not applicable and therefore have been omitted.

Consolidated Financial Statements                                      Page No.
                                                                       --------
Report of Independent Auditors                                           F- 1
Consolidated Balance Sheets - November 30, 2003 and 2002                 F- 3
Consolidated Statements of Operations - Years ended November 30, 2003,
    2002, and 2001                                                       F- 5
Consolidated Statements of Stockholders' Equity/Years
    ended November 30, 2003, 2002, and 2001                              F- 7
Consolidated Statements of Cash Flows - Years ended November 30, 2003,
    2002, and 2001                                                       F- 8
Notes to Consolidated Financial Statements                               F- 10
Valuation and Qualifying Accounts                                        F- 25

Certain of the exhibits to this Annual Report are hereby incorporated by reference, as specified:

Exhibit No.                    Description
------------------------------------------------------------------------------
3(a)     Articles of Incorporation of Canterbury Press, Inc (incorporated by reference from the like-numbered exhibit to Form S-3 Registration
         Statement, SEC. File No. 33-77066 filed on March 30, 1994)
3(b)     By-Laws of the Registrant (incorporated by reference from the like-
         numbered exhibit to Form S-3 Registration Statement, SEC. File No. 33-
         77066 filed on March 30, 1994)
3(c)     Certificate of Amendment to Articles of Incorporation changing the name to Canterbury Education Services, Inc. (incorporated by reference from the like-numbered exhibit to Form S-3 Registration Statement,
         SEC. File No. 33-77066 filed on March 30, 1994)
3(d)     Certificate of Amendment to Articles of Incorporation changing the name to Canterbury Corporate Services, Inc. (incorporated by reference from the like-numbered exhibit to Form S-3 Registration Statement,
         SEC. File No. 33-77066 filed on March 30, 1994)
3(e)     Certificate of Amendment to Articles of Incorporation changing the name to Canterbury Information Technology, Inc. (incorporated by reference from the Annual Report and Definitive Proxy Materials filed with the SEC on May 2, 1997)
3(f)     Certificate of Amendment to Articles of Incorporation changing the name to Canterbury Consulting Group, Inc incorporated by reference from the Annual Report and Definitive Proxy Materials filed with the
         SEC on March 6, 2001
10.1     Asset Purchase Agreement between Ceridian Corporation and the
         Registrant (incorporated by reference from Exhibit 99.4 of Form 8-K filed with the SEC on October 11, 2001)
10.2     Kevin J. McAndrew's Employment Agreement (incorporated by reference from Exhibit 99.13 to Form 8-K filed with the  SEC on June 11, 2001)
10.3     Stanton M. Pikus' Employment Agreement (incorporated by reference from
         Exhibit 99.13 to Form 8-K filed with the SEC on June 11, 2001)
21       Subsidiaries of Registrant (filed herewith)
31.2     Rule 13a-14(a) Certification pursuant to Section 302 of the Sarbanes-
         Oxley Act of 2002 (filed herewith).
32       Certifications pursuant to 18 U.S.C. Section 1330, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002  (filed herewith)

Reports on Form 8-K filed during the last quarter of the period covered by this report are as follows:
        None

                                   SIGNATURES
                                   -----------

     Pursuant to the requirements of Section 13 or 15 (d) of the Securities
Exchange Act of 1934, Canterbury Consulting Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          CANTERBURY CONSULTING GROUP, INC.
                          ---------------------------------

Dated:  2/27/04     By /s/ Kevin J. McAndrew
        -------        ---------------------
                          Kevin J. McAndrew, President; Chief Executive Officer;
                          Treasurer

Dated:  2/27/04     By /s/ Kevin J. McAndrew
        -------        ---------------------
                          Kevin J. McAndrew, Chief Financial Officer

        Pursuant to the requirements of Section 13 or 15 (d) of the Securities
Exchange Act of 1934, this report has been signed on behalf of Canterbury
Consulting Group, Inc. and in the capacities and on the dates indicated.

Dated:  2/27/04       By /s/ Stanton M. Pikus
        -------        --------------------
                      Stanton M. Pikus, Director; Chairman of the Board of
                      Directors

Dated:  2/27/04     By /s/ Kevin J. McAndrew
        -------        ---------------------
                    Kevin J. McAndrew, President, Chief Executive Officer;
                    Executive Vice President; Chief Financial Officer;
                    Director

Dated:  2/27/04     By /s/ Jean Zwerlein Pikus
        -------        -----------------------
                    Jean Zwerlein Pikus, Vice President - Operations;
                    Secretary; Director

Dated:  2/27/04     By /s/ Alan Manin
        -------        --------------
                    Alan Manin, Director

Dated:  2/27/04     By /s/ Stephen M. Vineberg
        -------        ---------------------
                    Stephen M. Vineberg, Director

Dated:  2/27/04     By /s/ Paul L. Shapiro
        -------        -------------------
                    Paul L. Shapiro, Director

Dated:  2/27/04     By /s/ Frank A. Cappiello
        -------        ---------------------
                    Frank A. Cappiello, Director

               Canterbury Consulting Group, Inc. - FORM 10-K 2003

              Report of Independent Auditors - 2003, 2002 and 2001

To the Board of Directors and Stockholders
Canterbury Consulting Group, Inc.
Medford, New Jersey

We have audited the accompanying consolidated balance sheets of Canterbury
Consulting Group, Inc. as of November 30, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended November 30, 2003. Our audits also included the financial statement schedule listed in the Index at Item 15. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Canterbury
Consulting Group, Inc. at November 30, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended November 30, 2003, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective
December 1, 2000, the Company changed its method of accounting for revenue recognition in accordance with guidance provided in SEC Staff Accounting
Bulletin No. 101, "Revenue Recognition in Financial Statements." Also, as
discussed in Note 1 to the consolidated financial statements, effective December
1, 2001, the Company adopted Statement of Financial Accounting Standards No.
142, "Goodwill and Other Intangible Assets."

                                                Baratz & Associates, P.A.
Marlton, New Jersey
February 3, 2004

except for the first paragraph of Note 8, as to which the date is
February 19, 2004

                                       F-1

                           CONSOLIDATED BALANCE SHEETS
                           November 30, 2003 and 2002

ASSETS
                                       2003              2002
                                       ----              ----
Current Assets:

   Cash and cash equivalents        $1,385,824         $395,477
   Marketable securities               300,000             -
   Accounts receivable, net
    of allowance for doubtful
    accounts of $271,000
    and $383,000                     2,477,060        2,850,934
   Notes receivable -
    current portion                    287,845          492,377
   Prepaid expenses and
    other assets                        93,311          321,826
   Inventory, principally
    finished goods, at cost             92,599          173,118
   Deferred tax assets                    -             272,660
                                    -----------      ----------
        Total Current Assets         4,636,639        4,506,392

Property and equipment at cost,
 net of accumulated depreciation
 of $1,093,000 and $1,349,000          604,449          885,302
Goodwill                             2,433,381        3,608,381
Deferred tax assets                    759,000          951,525
Notes receivable                     3,472,253        6,474,266
Other assets                            32,821          206,910
                                   -----------       ----------

              Total Assets         $11,938,543      $16,632,776
                                   ===========      ===========

                                    Continued
                             See Accompanying Notes

                                       F-2

                           CONSOLIDATED BALANCE SHEETS
                           November 30, 2003 and 2002
                                    Continued

LIABILITIES AND STOCKHOLDERS' EQUITY

                                               2003                      2002
                                           ----------                   --------
Current Liabilities:
   Accounts payable - trade                 $ 963,588                 $ 618,124
   Accrued expenses                           532,597                   821,298
   Unearned revenue                           470,107                   892,249
   Current portion, long-term debt            889,490                   882,880
                                           ----------                 ---------

         Total Current Liabilities          2,855,782                 3,214,551

Long-term debt                                 62,934                 1,209,625

Subordinated convertible debt                 355,000                      -
                                           ----------                 ---------

         Total Liabilities                  3,273,716                 4,424,176
                                           ----------                 ---------

Commitments and Contingencies

Stockholders' Equity:
   Common stock, $.001 par value,
   50,000,000 shares authorized;
   2,097,251 and 1,732,959 issued
   and outstanding                              2,097                     1,733

   Additional paid-in capital              24,248,039                23,782,498
   Accumulated deficit                    (11,989,817)               (7,934,823)
   Notes receivable for common
    stock - related parties                (3,595,492)               (3,640,808)
                                           ----------                 ---------

         Total Stockholders' Equity         8,664,827                12,208,600
                                           ----------                 ---------

         Total Liabilities and
          Stockholders' Equity            $11,938,543               $16,632,776
                                          ===========               ===========

                             See Accompanying Notes
                                       F-3

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  Years ended November 30, 2003, 2002 and 2001

                                     2003            2002                 2001
                                     ----            ----                 ----

Service revenue                  $10,476,835      $15,543,062       $11,143,355
Product revenue                   11,907,459       14,489,585        16,425,632
                                 -----------      -----------       -----------
   Total net revenue              22,384,294       30,032,647        27,568,987

Service costs and expenses         7,934,227       10,656,433         6,816,328
Product costs and expenses        10,609,910       12,571,259        12,892,888
                                 -----------      -----------       -----------

   Total costs and expenses       18,544,137       23,227,692        19,709,216

Gross profit                       3,840,157        6,804,955         7,859,771
                                 -----------      -----------       -----------

Selling                            1,761,477        2,498,163         2,452,170
General and administrative         4,816,105        5,967,299         5,833,718
Goodwill impairment                1,175,000          583,723         5,957,753
                                 -----------      -----------       -----------

   Total operating expenses        7,752,582        9,049,185        14,243,641

Other income/(expenses)
   Interest income                   463,856          646,845           689,723
   Interest expense                 (125,422)        (198,725)         (185,235)
   Other                             (16,498)          89,336          (251,538)
   Investment impairment                -                -           (2,637,285)
                                 -----------      -----------       -----------

   Total other income/(expenses)     321,936          537,456        (2,384,335)

Loss from continuing operations
    before income taxes and
    cumulative effect of change
    in accounting principle       (3,590,489)      (1,706,774)       (8,768,205)

Provision (benefit) for income
  taxes                              476,324          237,188        (2,020,328)
                                 -----------      -----------       -----------

Loss from continuing operations
    before cumulative effect of
    change in accounting
    principle                     (4,066,813)      (1,943,962)       (6,747,877)
Income (loss) from discontinued
    operations (net of income
    taxes of $6,089, $9,012 and
   $(59,548))                         11,819          (73,889)         (198,890)
Cumulative effect of change in
   accounting principle                 -                -             (213,088)
                                 -----------      -----------       -----------

Net loss                         $(4,054,994)     $(2,017,851)      $(7,159,855)
                                 ============     ============      ============

         See Accompanying Notes

                                       F-4

       CONSOLIDATED STATEMENTS OF OPERATIONS
   Years ended November 30, 2003, 2002 and 2001
      Continued

                                     2003            2002                 2001
                                     ----            ----                 ----

Net (loss) income per share
  and common share equivalents

   Basic and diluted:

     Loss from continuing
       operations before
       cumulative effect of
       change in accounting
       principle                   $(2.17)         $(1.12)               $(4.01)
     Income (loss) from
       discontinued operations        .01            (.04)                 (.12)
     Cumulative effect of
       change in accounting
       principle                      -               -                    (.12)

                                  --------         -------               -------

     Net loss                      $(2.16)         $(1.16)               $(4.25)
                                   ======          ======                ======

   Weighted average number
     of common shares -
     basic and diluted          1,876,300       1,742,500             1,682,800
                                =========       =========             =========

         See Accompanying Notes

                                       F-5

              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                Years Ended November 30, 2003, 2002 and 2001

                                                          (Accumulated            Accumulated    Note          Total
                          Common     Common   Additional  Deficit)                Other          Receivable    Stock-
                          Stock      Stock    Paid-in     Retained    Treasury    Comprehensive  for Common    holders'
                          Shares     Amount   Capital     Earnings    Stock       Income/(loss)   Stock        Equity
--------------------------------------------------------------------------------------------------------------------------
Balance, November 30,
     2000                 1,526,531 $1,526   $22,465,890  $1,242,883  $(407,300)  $779,244      $(2,002,142) $22,080,101
Net loss for the year
    ended November 30, 2001                               (7,159,855)                                         (7,159,855)
Unrealized loss on available
   for sale securities                                                            (779,244)                     (779,244)
                                                                                                              ----------
Total comprehensive loss                                                                                      (7,939,099)
401(k) Company match          5,808      6        83,357                                                          83,363
Issuance of common shares
   to employees, directors
   and consultants for
   notes                    253,928    254     2,101,471                                         (2,101,725)       -
Retirement of treasury
   shares                    (5,045)    (5)     (407,295)               407,300                                    -
Reserve for interest on notes
   receivable for capital stock                                                                     101,596      101,596
                          --------- ------   ----------- ------------   ----------  ------------ -----------  -----------
Balance, November 30,
      2001                1,781,222 $1,781   $24,243,423 $(5,916,972)  $   -      $   -         $(4,002,271) $14,325,961
                          ========= ======   =========== ============   ==========  ============ ===========  ===========

Net loss for the year
    ended November 30,2002                                (2,017,851)                                         (2,017,851)
401(k) Company match         16,755     17        82,082                                                          82,099
Retirement of Promissory
     Notes                  (36,430)   (37)     (364,913)                                           364,950        -
Purchase and retirement of
     treasury shares        (35,285)   (35)     (250,288)                                                       (250,323)
Additional issuance of common
   stock for capital          6,697      7        14,993                                                          15,000
Issuance of stock options to
   consultants                                    57,201                                                          57,201
Notes receivable for
   capital stock                                                                                     (3,487)      (3,487)
                          --------- ------   ----------- ------------   ----------  ------------ -----------  -----------
Balance, November 30,
   2002                   1,732,959 $1,733   $23,782,498 $(7,934,823)  $   -      $   -         $(3,640,808) $12,208,600
                          ========= ======   =========== ============   ==========  ============ ===========  ===========

Net loss for the year ended
     November 30,2003                                     (4,054,994)                                         (4,054,994)
401(k) Company match        115,950    116       210,914                                                         211,030
Issuance of common stock to
   officers in lieu of
   salary                   103,342    103        77,536                                                          77,639
Issuance of common stock to
   consultants for services 145,000    145       154,870                                                         155,015
Issuance of stock options to
   consultants                                    22,221                                                          22,221
Receipt of accrued interest on
   notes receivable                                                                                  45,316       45,316
                          --------- ------   ----------- ------------   ----------  ------------ -----------  -----------
Balance, November 30,
    2003                  2,097,251 $2,097   $24,248,039$(11,989,817)   $  -        $ -         $(3,595,492)  $8,664,827
                          ========= ======   =========== ============   ==========  ============ ===========  ===========

                                       F-6

                  CONSOLIDATED STATEMENTS OF CASH FLOWS
              Years ended November 30, 2003, 2002 and 2001

                                            2003          2002          2001
                                           -----         -----         ------

Operating activities:
   Net loss                             $(4,054,994)  $(2,017,851)  $(7,159,855)
   Adjustments to reconcile net
    loss to net cash provided
    by operating activities:
     Depreciation and amortization          370,088       485,924       969,959
     Provision for losses on
       accounts receivable                 (111,765)      130,887       433,214
     Goodwill impairment                  1,175,000       583,723     5,957,753
     Investment impairment                     -             -        2,562,284
     Deferred income taxes                  465,185       323,000    (2,162,905)
     Loss on sale of land and
       disposal of assets                    38,513          -          326,176
     401(k) contributions issued
       in stock                             211,030        82,099        83,363
     Receipt of stock for services             -             -         (793,240)
     Issuance of common stock to
       consultants for services             155,015          -             -
     Issuance of common stock to
       officers in lieu of salary            77,639          -             -
     Changes in operating assets,
       net of acquisitions
      Accounts receivable                   485,639     2,640,644     1,221,448
      Inventory                              80,519       653,733      (624,820)
      Prepaid expenses and other assets     228,515       (75,725)      495,255
      Other assets - non current            174,089           637       288,337
      Income taxes                             -          (18,540)     (111,293)
      Accounts payable                      345,464    (1,158,202)     (501,120)
      Accrued expenses                     (288,701)     (193,004)      (73,142)
      Unearned revenue                     (422,142)   (1,050,991)    1,029,565
                                         -----------  ------------    ---------
   Net cash (used in)/provided by
    operating activities                 (1,070,906)      386,334     1,940,979
                                        -----------   ------------   ---------
Investing activities:
     Purchase of marketable securities     (300,000)         -             -
     Proceeds from sale of land                -             -          399,734
     Cash paid for acquisition                 -             -       (2,350,334)
     Capital expenditures, net              (28,755)      (55,284)      (75,920)
     Proceeds from payments on notes
          receivable                      3,206,545       459,129       405,064
     Other                                     -          (29,500)         -
                                        -----------     ---------     ---------

   Net cash provided by/(used in)
     investing activities                 2,877,790       374,345    (1,621,456)
                                        -----------    ----------     ---------

Financing activities:
     Purchase of treasury shares               -         (250,323)         -
     Proceeds from issuance of
       common stock                            -           15,000          -
     Proceeds from revolving line
       of credit                               -          300,000     1,500,000
     Proceeds from long term debt              -             -        1,500,000
     Proceeds from payments on notes
        receivable for common
        stock - related parties              45,316        48,724          -
     Principal payments on long
        term debt                        (1,216,853)   (1,143,453)   (3,540,152)
     Proceeds from subordinated
        convertible debt                    355,000          -             -
                                        -----------    -----------   ---------
   Net cash used in financing
     activities                            (816,537)   (1,030,052)     (540,152)
                                        -----------    ----------     ---------

Net increase/(decrease) in cash             990,347      (269,373)     (220,629)
Cash, beginning of year                     395,477       664,850       885,479
                                        -----------    ----------     ---------
Cash, end of year                       $ 1,385,824     $ 395,477     $ 664,850
                                      ============     ==========     =========

      Continued
         See Accompanying Notes
                                       F-7

       CONSOLIDATED STATEMENTS OF CASH FLOWS
  Years Ended November 30, 2003, 2002 and 2001 (Continued)

Supplemental schedule of noncash investing and financing activities:

    In September 2003, the Company signed a $39,532 note payable in exchange for new equipment.

    In September 2003 the Company issued 145,000 shares of restricted common stock to consultants for services performed in conjunction with the early payoff of a long-term note receivable at fair market value.

    In August 2003 the Company issued 103,338 shares of restricted common stock to corporate officers in lieu of cash for services performed under their respective Employment Agreements at fair market value.

    In June 2003, the Company entered into a $37,242 capital lease obligation in exchange for new equipment.

    In February 2003 the Company issued 115,950 shares of restricted common stock to its defined contribution plan to fulfill its matching contribution requirement at fair market value.

    In September 2002 the Company offset $106,505 of uncollected, guaranteed accounts receivable against the first $400,000 note payment to the seller of
Usertech/Canterbury.

    In July 2002 the Company issued 16,755 shares of restricted common stock to its defined contribution plan to fulfill its matching contribution requirement at fair market value.

    Also in July 2002 10,715 shares of restricted stock tied to the stock issued in February and April 2001 were cancelled and then added to the authorized but unissued stock total.

    In December, 2001 25,715 shares of restricted stock tied to the stock issued in February and April 2001 were cancelled and then added to the authorized but unissued stock total.

    In November, 2001 the Company issued 7,143 shares of restricted common stock to a consultant of the Company for a note receivable at fair market value.

    In September 2001, the Company issued a $1,200,000 note payable to the seller as part of the purchase price of Usertech as described in Note 2.

    In September 2001, in conjunction with the purchase of 100% of the stock of
Usertech, the Company purchased computer equipment from the seller valued at
$364,000 through issuance of a note payable.

    In July, 2001 the Company cancelled 3,314 shares of restricted common stock and then added that amount to the authorized but unissued shares total at fair market value.

    In May, 2001 the Company received 421,684 shares of common stock from an affiliated third party valued at a fair market value of $793,240 for services provided.

    In May, 2001 the Company issued 107,143 shares of restricted common stock to
Officers, Directors and consultants of the Company for notes receivable at fair market value.

    In May, 2001 the Company converted a $200,000 miscellaneous receivable from a related party into a six-year term note with interest accruing at 4.8% on the unpaid balance.

    In April, 2001 the Company issued 97,858 shares of restricted common stock to Officers, Directors and consultants of the Company for notes receivable at fair market value.

    In February, 2001 the Company issued 41,786 shares of restricted common stock to Officers, Directors and consultants of the Company for notes receivable at fair market value.

    During February and March 2001 the Company issued 36 and 5,774 shares of restricted common stock, respectively, to its defined contribution plan to fulfill its matching contribution requirement at fair market value.

    The income taxes paid for Fiscal 2003, 2002, and 2001 were as follows:
$17,100, $76,600, $194,300, respectively.

    Interest paid during Fiscal 2003, 2002, and 2001 were as follows: $125,422,
$198,725, and $186,348, respectively.

                                       F-7

1.  Operations and Summary of Significant Accounting Policies

Description of Business
------------------------
     Canterbury Consulting Group, Inc., formerly Canterbury Information
Technology, Inc., (hereinafter referred to as "the Registrant" or "the Company")
is engaged in the business of providing information technology products, services and training to both commercial and government clients. Canterbury is comprised of five operating subsidiaries with offices located in New Jersey, New
York, Maryland, and Texas. The focus of the Canterbury companies is to become an integral part of our clients' IT solution, designing and applying the best products, services and training to help them achieve a competitive advantage by helping their employees to succeed. Our subsidiaries offer the following technology and training solutions:

* distance learning solutions       * software development
* customized learning solutions     * web development
   for ERP and CRM                  * technical and desktop applications
* systems engineering and             training
   consulting                       * records and asset management systems
* management training programs      * help desk and service center support
* hardware sales and support

     For information about the Company's revenues, profit or loss, and assets by segment, see Note 3 of the Notes to Consolidated Financial Statements starting on page F-13.

Principles of Consolidation
----------------------------
     The consolidated financial statements include the accounts of the Company and all of its subsidiaries. All material intercompany transactions have been eliminated.

Use of Estimates
----------------
    Our consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (US GAAP).
The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts in the financial statements and accompanying notes. These estimates form the basis for judgments we make about the carrying values of assets and liabilities that are not readily apparent from other sources. We base our estimates and judgments on historical experience and on various other assumptions that we believe are reasonable under the circumstances. However, future events are subject to change and the best estimates and judgments routinely require adjustment. US GAAP requires us to make estimates and judgments in several areas, including those related to impairment of goodwill and equity investments, revenue recognition, recoverability of inventory and receivables, the useful lives of long lived assets such as property and equipment, the future realization of deferred income tax benefits and the recording of various accruals. The ultimate outcome and actual results could differ from the estimates and assumptions used.

Revenue Recognition
-------------------
Product Revenue
     Product revenue is recognized when there is persuasive evidence of an arrangement, the product has been delivered, the sales price is fixed or determinable, and collectibility is reasonably assured. The product is considered delivered to the customer once it has been shipped, and title and risk of loss have transferred. The Company defers revenue if there is uncertainty about customer acceptance. Product revenue represents sales of computer hardware and software. Generally, the Company is involved in determining the nature, type, and specifications of the products ordered by the customer.

Service Revenue
     Service revenue is recognized when there is persuasive evidence of an arrangement, the sales price is fixed or determinable, and collectibility is reasonably assured. Service revenues represent training, consulting and technical staffing services provided to customers under separate consulting and service contracts. Revenues from these contracts are recognized as services are rendered.

Change in Accounting
---------------------
     The Securities and Exchange Commission (SEC) issued Staff Accounting
Bulletin No. 101 (SAB 101), "Revenue Recognition in Financial Statements," which provides additional guidance in applying generally accepted accounting principles for revenue recognition. The Company implemented the provisions of
SAB 101 in the fourth quarter of Fiscal 2001, retroactive to December 1, 2000.
The implementation of SAB 101 resulted in a change in accounting for certain product shipments where title did not transfer to the customer until delivery occurred. The cumulative effect of the change for implementation of SAB101 resulted in a charge to the first quarter of Fiscal 2001 income of $213,088 (net of income taxes of $109,773). For the first quarter ended February 28, 2001, the
Company recognized $1,560,000 of revenue which was included in the cumulative effect adjustment. The effect of that revenue on Fiscal 2001 was to increase income by $213,088 (net of income taxes of $109,773) during that period.

     As of December 1, 2001, the Company adopted SFAS 142, "Goodwill and Other
Intangible Assets," which addresses the financial accounting and reporting standards for goodwill subsequent to its acquisition. This standard requires that goodwill no longer be amortized, and instead, be tested for impairment on a periodic basis (see Note 6).

Statement of Cash Flows
-----------------------
     For purposes of the Statement of Cash Flows, cash refers solely to demand deposits with banks and cash on hand.

Marketable Securities
---------------------
     At November 30, 2003, the Company held marketable securities comprised of a
$300,000 investment in a long-term tax-exempt bond fund. At November 30, 2003, the Company's marketable securities were classified as available-for-sale and were carried at fair market value. There were no unrealized gains or losses on marketable securities for the year ended November 30, 2003.

Accounts Receivable
-------------------
    The carrying value of accounts receivable is based upon customer invoiced amounts due to us, adjusted for allowances for doubtful accounts. We evaluate the collectibility of our accounts receivable based on a combination of factors.
In cases where we are aware of circumstances that may impair a specific customer's ability to meet its financial obligations to us, we record a specific allowance against amounts due to us, and thereby reduce the net recognized receivable to the amount we reasonably believe will be collected. For all other customers, we estimate allowances for doubtful accounts based on the length of time the receivables are past due, industry and geographic concentrations, the current business environment and our historical experience.

Notes Receivable
-----------------
    The carrying value of notes receivable is based upon their principal amounts as of November 30, 2003 and 2002. No allowance for uncollectible amounts has been recorded due to the timely receipt of all scheduled installments of principle and interest to date, and the expected future receipt of remaining installment amounts due us. Interest income from notes receivable is recognized as earned over time based on the stated terms of the notes.

Inventories
------------
    Inventories are stated at the lower of cost or market utilizing a first-in, first-out method of determining cost.

Depreciation and Amortization
-----------------------------
    The Company depreciates and amortizes its property and equipment for financial statement purposes using the straight-line method over the estimated useful lives of the property and equipment (useful lives of leases or lives of leasehold improvements and leased property under capital leases, whichever is shorter). For income tax purposes, the Company uses accelerated methods of depreciation.

    The following estimated useful lives are used:

    Building and improvements        7 years
    Equipment                   3 to 5 years
    Furniture and fixture       5 to 7 years

Capitalized Software
--------------------
    Costs related to internally-developed software and software purchased for internal use, which are required to be capitalized pursuant to Statement of
Position (SOP) No. 98-1, "Accounting for Costs of Computer Software Developed or
Obtained for Internal Use," are included in property, plant and equipment under machinery and equipment.

Long-lived Assets (Other than Goodwill)
---------------------------------------
    The company reviews its long-lived assets (other than goodwill) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We assess the recoverability of long-lived assets (other than goodwill) by comparing the estimated undiscounted cash flows associated with the related asset or group of assets against their respective carrying amounts. The amount of an impairment, if any, is calculated based on the excess of the carrying amount over the fair value of those assets.

Income Taxes
------------
    Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are determined based on the difference between the US
GAAP financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by valuation allowances to amounts that are more likely than not to be realized.

Net (Loss) Income Per Share
----------------------------
    Basic net (loss) income per share is computed using the weighted average number of shares outstanding during the period. Diluted net (loss) income per share is computed using the weighted average number of shares and dilutive equivalent shares outstanding during the period. Dilutive equivalent shares consist of stock options. US GAAP requires all anti-dilutive securities, including stock options, to be excluded from the diluted per share computation.
For Fiscal 2003, 2002 and 2001, due to our net losses, all of our outstanding options and convertible shares (see Notes 10 and 12) were excluded from the diluted loss per share calculation because their inclusion would have been anti-dilutive. The Company has convertible debt and stock options outstanding as of November 30, 2003 that would have had a dilutive effect on earnings per share had the Company generated a net income during the year ended November 30, 2003.
Shares issuable from these securities that could potentially dilute earnings per share in the future that were not included in the computation for the year ended
November 30, 2003 because their effect was anti-dilutive due to the net loss reported by the Company were as follows:

      Shares issuable from subordinated convertible debt    1,000,000
      Shares issuable from stock options                       50,000

    In addition, there were another 268,599 stock options outstanding at
November 30, 2003 with exercise prices above the average market price of Company stock during the year ended November 30, 2003.

Reverse Stock Split
-------------------

    On January 24, 2003, the Company's Board of Directors approved a one for seven reverse stock split of the Company's common shares. All share and per share information contained in these financial statements gives retroactive effect to the 1 for 7 reverse stock split.

Concentration of Risk
---------------------
    The Company maintains cash balances at a creditworthy bank located in the
United States. Accounts at the institution are insured by the Federal Deposit
Insurance Corporation up to $100,000. The Company does not believe that it has significant credit risk related to its cash balance.

    The Company holds marketable securities in the form of mutual fund shares with a highly reputable mutual fund company located in the United States.

    As previously discussed, the Company is in the business of providing management and information technology services and training. These services are provided to a large number of customers in various industries in the United
States. The Company's trade accounts receivable are exposed to credit risk, but the risk is limited due to the diversity of the customer base and the customers wide geographic dispersion. The Company performs ongoing credit evaluations of its customers' financial condition. The Company maintains reserves for potential bad debt losses and such bad debt losses have been within the Company's expectations.

    Four of the five Canterbury operating subsidiaries are headquartered in the
Mid Atlantic and Northeast region of the country. As such, the majority of revenues were generated in these two geographic regions.

    For the year ended November 30, 2003, a significant number of local and state agencies in Maryland purchased equipment under a contract with the City of
Baltimore from USC/Canterbury (Value Added Hardware Reseller Segment). Total
purchases under this contract represented 38% of this segment's revenue and 20%
of consolidated revenue. If this contract is not renegotiated or extended in
2004, USC/Canterbury would not have access to sell into the City of Baltimore. A decision from the City is expected in March 2004. A second group of customers, from a county in Virginia, accounted for 43% of the revenues in the reseller segment and 23% of consolidated revenues for the year. This group of over 80 customers purchased equipment from USC/Canterbury under the City of Baltimore contract as well. Approximately 70% of this revenue could be purchased under the
Virginia state contract if the Baltimore contract is not renewed in 2004. Also in this segment one vendor represented 54% of the product cost in this segment and 31% of consolidated costs. Another major vendor represented 25% and 15% of segment and consolidated costs and expenses, respectively.

    For the year ended November 30, 2002, a significant number of local and state agencies in Maryland purchased equipment under a contract with the City of
Baltimore from USC/Canterbury (Value Added Hardware Reseller Segment). Total
purchases under this contract represented 45% of this segment's revenue and 21%
of consolidated revenue. A second group of customers, from a county in Virginia, accounted for 38% of revenues in the reseller segment and 18% of consolidated revenues. This group of over 80 customers purchased equipment from
USC/Canterbury under the City of Baltimore contract as well. Also in this segment one vendor represented 49% of the product cost in this segment and 26%
of consolidated costs. Another major vendor represented 24% and 13% of segment and consolidated costs and expenses, respectively.

    During Fiscal 2001, the Company had one customer who accounted for 32% of the revenue in the Value Added Hardware Reseller segment, and 18% of consolidated revenues for the year. Also during 2001, the Company had one vendor who accounted for approximately 64% of product purchases in the Value Added
Hardware Reseller segment.

Fair Value of Financial Instruments
------------------------------------
    The fair value of financial instruments is determined by reference to various market data and other valuation techniques as appropriate. Management believes that there are no material differences between the recorded book values of its financial instruments and their estimated fair value.

Reclassifications
-----------------
    Certain reclassifications have been made to prior years balances in order to conform to current presentations.

Comprehensive Loss
------------------
    For the years ended November 30, 2003, 2002 and 2001, net comprehensive loss amounted to $(4,054,994), ($2,017,851) and ($7,939,099), respectively.
Comprehensive loss consists of net loss and net unrealized gains and losses on securities available for sale, and is adjusted quarterly to reflect current market value of these securities.

Stock Based Compensation
--------------------------
    The Company accounts for stock options under Accounting Principles Board
(APB) Opinion No. 25- Accounting for Stock Issued to Employees. In general, as the exercise price of all options granted under these plans is equal to the market price of the underlying common stock on the grant date, no stock-based employee compensation cost is recognized in net income (loss). The Company discloses the pro forma net income and earnings per share effect as if the
Company had used the fair value method prescribed under SFAS No.123-Accounting for Stock Based Compensation (see Note 12).

    Restricted stock awards are charged to compensation expense based upon the quoted market price of Company stock at date of grant under the intrinsic value method of APB Opinion 25.

2.  Acquisitions
================

    SFAS 141 "Business Combinations," eliminated the pooling of interests method of accounting for all business combinations initiated after July 1, 2001 and addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination.

    The Company completed the acquisition of User Technology Services, Inc.
("Usertech") with an effective date of September 1, 2001. The purchase of 100%
of the outstanding shares of Usertech common stock was accounted for using the purchase method of accounting. The Company paid $2,350,000 in cash; $116,000 for direct cost of acquisition; $1,200,000 in notes payable over three years, plus the assumption of $851,000 in liabilities. The Company recorded goodwill of approximately $1,316,000 related to this acquisition.

    The allocation of the purchase price is as follows:

      Accounts receivable          $2,550,000
      Other current assets            129,000
      Fixed assets, net               494,000
      Deferred tax asset               28,000
      Goodwill                      1,316,000
                                    ---------
           Total                   $4,517,000
                                   ==========

    Usertech provides e-learning support, Enterprise Resource Planning (ERP) and
Customer Relationship Management (CRM) planning, implementation and training, as well as post implementation support, for clients who have installed Peoplesoft,
SAP and Oracle software. Proprietary software packages are also supported through a national network of skilled consultants.

3.  Segment Reporting
=====================

    The Company is organized into three operating segments and the corporate office. The operating segments are: training and consulting, value added hardware reseller, and software development. A fourth segment, technical staffing, was discontinued during 2003. All historical information for the technical staffing segment has been omitted from the segment presentation below.
Prior to the adoption of SFAS 142 for Fiscal 2002, the Company accounted for goodwill and any related amortization expense or impairment charges at the corporate level. For Fiscal 2003 and Fiscal 2002, goodwill has been assigned to reporting units for purposes of impairment testing and segment reporting as required by SFAS 142. Summarized financial information for each segment is as follows:

                   Training      Value Added
                     and         Hardware        Software
2003              Consulting     Reseller        Development   Corporate     Total
----              ----------     -----------     ------------ ---------     -------------
Revenues          $10,476,835    $11,734,717      $172,742     $  -           $22,384,294
 (Loss) income
   before taxes    (2,861,152)       520,843       (31,684)    (1,218,496)     (3,590,489)
Assets              4,091,650      1,548,136        41,739      6,257,018      11,938,543
Interest income           219           -             -           463,637         463,856
Interest expense       64,051          1,078         2,671         57,622         125,422
Depreciation and
   amortization       316,636         19,006         7,206         24,595         367,443

                   Training      Value Added
                     and         Hardware        Software
2002              Consulting     Reseller        Development   Corporate     Total
----              ----------     -----------     ------------ ---------     -------------
Revenues          $15,543,062    $14,317,134      $172,451     $  -           $30,032,647
(Loss) income
   before taxes    (1,243,897)       752,165       (24,612)    (1,190,430)     (1,706,774)
Assets              6,020,944      1,236,699        64,770     11,199,188      18,521,601
Interest income           469           -            2,049        644,327         646,845
Interest expense       97,611          2,849         3,789         94,476         198,725
Depreciation and
   amortization       415,561         19,993        22,799         17,963         476,316

                   Training      Value Added
                     and         Hardware        Software
2001              Consulting     Reseller        Development   Corporate     Total
----              ----------     -----------     ------------ ---------     -------------
Revenues          $11,143,355    $16,207,436      $218,196     $  -           $27,568,987
 (Loss) income
   before taxes        72,513      2,009,880        (9,209)   (10,841,389)     (8,768,205)
Assets              5,008,116      2,720,190       101,028     16,983,512      24,812,846
Interest income          -             7,244          -           682,479         689,723
Interest expense       37,188            691         2,078        145,278         185,235
Depreciation and
   amortization       388,944         67,535        19,949        471,364         947,792

4.  Notes Receivable
=====================

    During September, 2003, the Company received $2,295,327 representing the remaining principal balance plus accrued interest for a note which was received in November 1995 as part of the consideration for the sale of a former subsidiary. The Company was scheduled to receive monthly payments of $33,975 inclusive of interest at 7.79% per year through November 2005 and a balloon payment of $1,707,000 in December 2005. In conjunction with this prepayment, the
Company issued 145,000 shares of restricted common stock to consultants for services rendered in this transaction valued at fair market.

    In addition, the Company held notes receivable assets from a related party in the aggregate amount of $3,760,098 at November 30, 2003. These notes have interest terms that average 7.3% per year and are scheduled to mature at various dates through November 2006, with a balloon payment of $1,948,000 in December,
2006. The aggregate amount includes an $860,000 demand note. During April, 2003, in order to fortify the liquidity of the balance sheet, the Company negotiated a
$500,000 paydown of the demand note (from $1,360,000 to $860,000). On April 3,
2003 the independent directors, who are a majority of the Board of Directors of
Canterbury, voted to reduce the annual interest rate on the note from 10% to 5%
per annum in exchange for the principal payment of $500,000 which was received by the Company during April, 2003. The demand note is included in the non-current portion of notes receivable at November 30, 2003 and November 30,
2002.

    The company has received all scheduled monthly installments for notes receivable outstanding as of November 30, 2003 and 2002.

5.  Property and Equipment
==========================

     Property and equipment, which is recorded at cost, consists of the following:
                                     2003            2002
                                     ----            ----
Machinery and equipment          $1,434,874     $1,630,274
Furniture and fixtures              225,230        454,407
Leased property under capital
   leases and leasehold
   improvements                      37,242        149,345
                                -----------     ----------
                                  1,697,346      2,234,026

Less: Accumulated depreciation   (1,092,897)    (1,348,724)
                                -----------     ----------
    Net property and equipment    $ 604,449      $ 885,302
                                ===========      =========

    Accumulated depreciation of leased property under capital leases totaled
$6,000 and $120,000 at November 30, 2003 and 2002, respectively. Depreciation expense for 2003, 2002, and 2001 was $371,000, $486,000, and $471,000,
respectively.

    During Fiscal 2003, the Company retired approximately $600,000 worth of fully depreciated fixed assets. During 2001, the Company sold non-operating land and a building with a carrying value of $725,910. The net proceeds from the sale were $399,734. The loss on the sale totaling $326,176 was recorded in other expenses on the income statement for Fiscal 2001.

6.  Goodwill

    As of December 1, 2001, the Company adopted SFAS 142, "Goodwill and Other
Intangible Assets," which addresses the financial accounting and reporting standards for goodwill subsequent to its acquisition. This standard requires that goodwill no longer be amortized, and instead, be tested for impairment on a periodic basis. We completed our annual goodwill impairment tests as of November
30, 2003.

    The Company recorded a total of $1,175,000 of goodwill impairment at
($675,000 for MSI/Canterbury and $500,000 for Usertech/Canterbury) at November
30, 2003. The economic downturn which MSI/Canterbury experienced in 2002 continued and worsened in 2003. Revenues and operating income declined for the third year in a row.

    Usertech/Canterbury also experienced a significant operating decline in
Fiscal 2003. The President of the Usertech subsidiary was terminated for major breaches of his Employment Agreement. Due to the failure of the President to fulfill the obligations of his Employment Agreement, many projects that were anticipated to be delivered during the year based on projections were not consummated. There were several rounds of layoffs as well as a decline of business that are attributable to the failure of the President to perform under the terms of his Employment Agreement. The fair value of MSI/Canterbury and
Usertech/Canterbury were estimated based upon our recent earnings history and our future earnings expectations for these businesses as of November 30, 2003

    The Company recorded $584,000 of goodwill impairment charges related to
MSI/Canterbury (Training and Consulting Segment) at November 30, 2002. The
continuing economic downturn had caused a significant reduction in
MSI/Canterbury revenues and operating income over the previous two years. This fair value of MSI/Canterbury was estimated based upon our recent earnings history and our future earnings expectations for this business as of November
30, 2002. No other goodwill impairment was found at November 30, 2002.

    Prior to the adoption of SFAS 142 for Fiscal 2002, goodwill was amortized over periods ranging from twenty to twenty-five years using the straight-line method. In addition, goodwill was tested for impairment when events or changes in circumstances indicated that its carrying amount may not be recoverable.
During Fiscal 2001 the Company recorded $5,958,000 of goodwill impairment charges. $500,000 of this charge was reflected in the second quarter of the year and the balance was recorded in the fourth quarter. DMI/Canterbury goodwill was written down to $0 (total charge of $843,000) due to the uncertainty in the technical staffing marketplace caused by the dot com bust and the softening of spending in this business segment. The net goodwill related to the 1994 acquisition of CALC/Canterbury (Training and Consulting Segment) totaling
$4,397,000 was also written off. The lingering current effects of September 11, as well as the uncertainty of future business growth due to the change in business climate surrounding New York City are the major reasons for this impairment charge. Finally, the net goodwill of $718,000 resulting from the 1997 acquisition of ATM/Canterbury (Software Development Segment) was also written off. Prior to the adoption of SFAS 142 for Fiscal 2002, the Company accounted for goodwill and any related amortization expense or impairment charges at the corporate level. For Fiscal 2002, goodwill has been assigned to reporting units for purposes of impairment testing and segment reporting as required by SFAS
142.

    A reconciliation of previously reported net (loss) income and the per share amounts, to the amounts adjusted for the exclusion of goodwill amortization, net of the related income tax effect, follows:

                                    For the Year Ended November 30,
                               2003             2002          2001
                               ----             ----          ----

Reported net loss         $(4,054,994)      $(2,017,851)  $(7,159,855)
Add back: goodwill
    amortization, net
    of tax effect                -                 -          357,207
                           -----------      -----------   -----------

Adjusted net loss         $(4,054,994)      $(2,017,851)  $(6,802,648)
                          ===========       ===========   ===========

Basic and diluted
     loss per share:
     Reported net loss         $(2.16)           $(1.16)      $(4.25)
     Goodwill amortization        -                 -            .21
                               ------            ------       ------
     Adjusted net loss         $(2.16)           $(1.16)      $(4.04)
                               ======            ======       ======

    The changes in the carrying amount of goodwill for the years ended November
30, 2003 and 2002, by reportable segment, are as follows:

                     Training      Value Added
                       and         Hardware        Software
                    Consulting     Reseller        Development   Corporate       Total
----                ----------     -----------     ------------ ---------     -------------
Balance as of
  December 1, 2001  $     -         $     -         $   -        $4,162,604     $4,162,604

Reassigned per
   SFAS 142          3,803,852         358,752          -        (4,162,604)          -
Goodwill acquired
   during year          29,500            -             -              -            29,500
Impairment losses
   for 2002           (583,723)           -             -              -          (583,723)
                    ----------      ----------      ------------ -----------     ---------
Balance as of
  November 30, 2002 $3,249,629       $ 358,752      $   -        $     -        $3,608,381

Impairment losses
   for 2003         (1,175,000)           -             -              -        (1,175,000)
                   ----------       ----------      ------------  -----------   ----------
Balance as of
  November 30, 2003 $2,074,629      $  358,752      $   -        $     -        $2,433,381
                   ===========      ==========      =============  ==========   -=========

7.  Income Taxes
=================

    The provision/(benefit) for income taxes for the years ended
November 30, 2003, 2002, and 2001 is as follows:

                           2003          2002            2001
                           ----          ----            ----
Current:
   Federal               $  -         $ (41,000)       $  -
   State                  17,000        (36,000)        83,000
                          ------      ---------         ------
Total current
  provision/(benefit)     17,000        (77,000)        83,000
                          ------       ---------        ------

Deferred:
   Federal              (272,000)      (269,000)    (2,099,000)
   State                 (26,000)       (50,000)       (64,000)
                        --------       ---------    ----------
                        (298,000)      (319,000)    (2,163,000)
   Beginning balance
    adjustment-
    valuation
    allowance            763,000        642,000           -
                          ------       ---------       ------

Total deferred
   provision/(benefit)   465,000        323,000     (2,163,000)
                          ------       ---------    -----------

Total income tax
   provision/(benefit)   482,000        246,000     (2,080,000)

Less: income tax
  provision/(benefit)
  from discontinued
  operations              6,000           9,000        (60,000)
                          ------       ---------       -------

Income tax provision/
  (benefit) from
  continuing
  operations           $476,000       $ 237,000    $(2,020,000)
                       ========       =========    ============

    In conjunction with the filing of our annual report on Form 10-K, we were required to reassess all significant estimates and judgments made in our financial statements. In performing our updated analysis of the realizability of our deferred tax assets, we considered continuing market uncertainties and our failure to meet budgeted revenues and operating results for the years ended
November 30, 2003 and 2002. After considering all available evidence, we concluded that an increase to our valuation allowance for deferred tax assets was required. Accordingly, based upon our best estimate, we have recorded a non-cash charge in the fourth quarter of Fiscal 2003 of $763,000 to increase our valuation allowance for our deferred tax assets. We went through this same reassessment process in conjunction with the filing of Form 10-K for the prior
Fiscal 2002 year and recorded a non-cash charge in the fourth quarter of Fiscal
2002 of $642,000.

    The reconciliation of the expected provision/(benefit) at the U.S. Federal statutory tax rate to the actual provision (benefit) recorded for the years ended November 30, 2003, 2002 and 2001 is as follows:

                                     2003              2002          2001
                                  ---------         ---------      ---------
Expected tax (benefit)
  at statutory rates             $(1,215,000)       $(602,000)   $(3,069,000)
Effect of state taxes, net            (9,000)         (74,000)      (566,000)
Permanent differences                207,000             -           788,000
Valuation allowances               1,499,000          922,000        767,000
                                 -----------        ---------    -----------
Total                               $482,000         $246,000    $(2,080,000)
                                   =========         ========    ===========

    Significant components of the Company's tax assets and liabilities as of
November 30, 2003 and 2002 are as follows:

                                                        2003           2002
                                                        ----           ----

Deferred tax assets:

Allowance for doubtful accounts                      $ 109,000      $ 154,000
Expenses deferred for tax reporting purposes            85,000        185,000
Deferred tax depreciation                                 -            74,000
Deferred tax amortization of goodwill                  935,000      1,021,000
Loss carryovers                                      4,627,000      3,709,000
                                                     ---------      ---------

Deferred tax assets before valuation allowance       5,756,000      5,143,000
Valuation allowance                                 (3,788,000)    (1,883,000)
                                                    ----------      ---------
Deferred tax assets (net of valuation allowance)    $1,968,000     $3,260,000
                                                    ----------      ---------

                                                        2003           2002
                                                        ----           ----

Deferred tax liabilities:

Gain recognized in financial statements
  deferred for income tax purposes                  $1,118,000     $1,935,000
Tax depreciation in excess of book depreciation         16,000           -
Tax amortization in excess of book amortization         75,000        101,000
                                                    ----------      ---------
Total deferred tax liabilities                       1,209,000      2,036,000
                                                    ----------      ---------
Net deferred tax assets                              $ 759,000     $1,224,000
                                                    ==========     ==========

    At November 30, 2003, the Company had loss carryforwards of $9,610,000 for federal income tax reporting purposes and $14,315,000 for state income tax reporting purposes. Future expiration dates of federal loss carryforwards are as follows: $835,000 in 2007, $3,665,000 in 2012, $335,000 in 2021 and $1,715,000
in 2022 and $3,060,000 in 2023. State loss carryforwards expire between 2007 and
2010.

8.  Long-Term Debt
===================

                                                             November 30,
Long-term obligations consist of:                      2003            2002
                                                       ----            ----
     Term loan                                       $   -           $1,025,000
     Note payable for acquisition                     800,000           800,000
     Capital lease obligations                         34,589            23,841
     Notes payable - equipment                        117,835           243,664
                                                     --------        ----------
                                                      952,424         2,092,505
Less:  Current maturities                            (889,490)         (882,880)
                                                     --------        ----------
                                                     $ 62,934        $1,209,625
                                                    =========        ==========

    As of November 30, 2003, the Company had no bank debt and began the process of renegotiating its lending relationship with Commerce Bank. While renegotiating the current loan agreement, the Company incurred no bank fees and was precluded from borrowing under the existing revolving loan agreement. As a subsequent event, in February, 2004 the Company and Commerce Bank agreed to an amended loan agreement. The new agreement calls for a two-year, $1,500,000 revolving working capital line of credit collateralized by trade accounts receivable and inventory. The loan carries an interest rate of the prime rate plus one half of one percent (1/2%) and matures on May 1, 2005.

    The Bank's debt is secured by substantially all of the assets of the Company and requires compliance with covenants which include the maintenance of certain financial ratios and amounts. The Company is restricted by its bank from paying cash dividends on its common stock. As of November 30, 2003, the Company was in breach of the minimum tangible net worth covenant of its loan agreement, but has received a waiver of default from the Bank.

    As part of the purchase price paid for the acquisition of Usertech in
September, 2001, the Company agreed to pay $1,200,000 to the seller over three years at an annual amount of $400,000 plus accrued interest at 7% per annum on the outstanding balance. On August 4, 2003, the Company initiated mandatory binding arbitration proceedings against Ceridian Corporation, the previous owner of Usertech/Canterbury, as required in the Stock Purchase Agreement between the parties. As a result of this pending arbitration and the extent of the damages claimed, the Company has withheld the scheduled $400,000 principal payment of the note to payable to Ceridian, as well as accrued interest of $56,000 due on
September 28, 2003, as the damages sought far outweigh the note payable to them.
The disputed $800,000 still owed plus accrued interest are classified as part of the current portion of long-term debt as of November 30, 2003 (see Note 9).

    In conjunction with the purchase of 100% of the stock of Usertech, the
Company purchased computer equipment from the seller valued at $364,000 through issuance of a note payable over three years with interest at an annual rate of
3.75%. At November 30, 2003, the note payable had an outstanding balance of
$61,235.

    Aggregate fiscal maturities on long-term debt, exclusive of obligations under capital leases, are $878,000 in 2004; $17,000 in 2005; and $15,000 in
2006, and $8,000 in 2007.

    The carrying value of the long-term debt approximates its fair value.

    Capital lease obligations are for certain equipment leases which expire through fiscal year 2004. Future required payments under capitalized leases together with the present value, calculated at the respective leases' implicit interest rate of approximately 16% at their inception is as follows at November
30, 2003:

 Total minimum lease payments through November 30, 2004     $16,436
 Total minimum lease payments through November 30, 2005      16,436
 Total minimum lease payments through November 30, 2006       9,588
                                                            -------
 Total minimum lease payments                                42,460
 Less amount representing interest                           (7,871)
                                                            -------
      Present value of long-term obligations under
        capital leases                                      $34,589
                                                            =======

9.  Commitments and Contingencies
==================================

     The Company leases office space for training center locations and administration purposes under various noncancelable operating leases at five different locations.  All of the leases have options to renew.  Future minimum rental payments under the leases are:  $298,000 in 2004; $220,000 in 2005;
$144,000 in 2006; and $0 beyond 2006.  Rent expense for the years ended
November 30, 2003, 2002 and 2001 was $1,363,000, $1,449,000, and $1,303,000,
respectively.  During the fourth quarter of Fiscal 2003, the Company surrendered $190,000 in security deposits for four facility leases in conjunction with the simultaneous lease termination of these leases.  The
Company was able to reduce long-term facility lease obligations, including common area maintenance, utilities, insurance and taxes, commitments by approximately $4,100,000 as a result of these lease termination agreements.

     The Company leases equipment for training and administrative purposes under various non-cancelable operating leases.
Future minimum rental payments under lease are:  $69,000 in 2004; $42,000 in
2005; $38,000 in 2006 and $25,000 in 2007, and $17,000 in 2008.

     The Company executed employment agreements dated June 1, 2001 between the
Company and Mr. Kevin J. McAndrew and the Company and Mr. Stanton M. Pikus.
Each employment agreement is for a period of five years.  Each sets forth various services to be performed.  Each employee shall receive an annual salary of $245,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time.
These employment agreements supercede and replace the prior employment agreements, including the cancellation of bonus opportunities which were to be payable through December 1, 2003.  These agreements also include a non-
competition prohibition for a period of three years after employment has been terminated.

    On December 1, 2001 the Company executed a five-year employment agreement between the Company and Ms. Jean Pikus. Ms. Pikus shall receive an annual salary of $150,000 with annual cost of living increases tied to a nationally recognized index, as set forth by the Board of Directors from time to time. The agreement also includes a non-competition prohibition for a period of three years after employment has been terminated.

     On March 1, 2003 Canterbury's corporate management team, inclusive of the
Chairman, President and Vice President, voluntarily reduced their present salaries by 8%.  This is in line with a previously instituted 8% salary reduction at one of the Company's largest subsidiaries.  On August 18, 2003, on the recommendation of Mr. Frank Cappiello, the Chairman of the Compensation
Committee of the Board of Directors, the Chairman, President and Vice President
agreed to continue their voluntary 8% salary cuts through November 30, 2003 even though they have employment contracts in place.  In lieu of the cash lost they were offered a block of restricted common stock on which they must be personally responsible for the applicable federal and state income taxes.  Due to the restrictions on the sale of the stock, the stock was valued at 50% of the closing price on Nasdaq on the day prior to this Board Resolution and its acceptance by the three aforementioned individuals.  Due to this discount, the
Company has agreed with Nasdaq's requirement to "lock-up" these 103,338 shares until the shareholders have given their approval to the issuance.  They cannot be sold, voted or be entitled to dividends until that time.  However, if at any time prior to the issuance of the aforementioned Proxy, 51,669 of the 103,338 shares are returned to the Company, then no Proxy or shareholder approval will be required, and this matter will be resolved.  Or in the alternative, if the
51,669 shares are paid for at the higher of the closing bid price at the date of issuance or the closing bid price on December 16, 2003, then this matter will also be resolved and no Proxy or shareholder approval will be required.  A charge of $77,000 was made during the third quarter to reflect the cost of this stock.  The corporate management team continues to receive its reduced rate of cash pay as of the date of this filing.

    On August 4, 2003, the Company initiated mandatory binding arbitration proceedings against Ceridian Corporation, the previous owner of
Usertech/Canterbury, as required in the Stock Purchase Agreement between the parties. The Company's claims arise from the September 2001 purchase of User
Technology Services, Inc. from Ceridian. Canterbury is making various claims ranging from breach of contract/warranty to actual/legal fraud, fraudulent concealment, constructive/equitable fraud, and negligent/misrepresentation.
Ceridian Corporation has denied the allegations set forth by the Company and has instituted a counterclaim in the arbitration proceedings. Ceridian is claiming breach of a sublease agreement by Canterbury for office space ($76,000) and acceleration of a note payable of $800,000. Canterbury had denied the allegations set forth in the counterclaim. In order to pursue its claims,
Canterbury will sustain ongoing legal and filing fees and there is no assurance that the aforementioned arbitration will result in a favorable outcome for
Canterbury.

10.  Senior Convertible Debt
============================

    On June 3, 2003 the Board of Directors of Canterbury approved a private placement for the Company which was overwhelmingly ratified by 95.21% of the shareholders who voted on the proposal on November 24, 2003. Ten units of 7 3/4%
Subordinated Convertible Promissory Notes at $35,500 each were issued representing total proceeds to the Company of $355,000. The notes are convertible into Canterbury restricted stock at $.355 per share. The notes, if not converted into restricted stock before then, mature at June 2, 2006 and the entire loan amount must be repaid at that time. These notes were subordinate to our $1,500,000 revolving working capital line of credit with Commerce Bank (seen
Note 8).

11.  Defined Contribution Plan
===============================

    In 1993, the Company established a 401(k) Plan for its participating employees to supplement their retirement income. Participation in the plan is open to all employees who have completed one year of service (twelve consecutive months). One thousand hours of service is required during the first year of service. By payroll deduction, employees can contribute to the Plan from 1% to
15% of their total gross compensation. The Company had matched 50% of the first
8% of employee salary deferrals through 2002. This match was made in restricted
Company common stock based upon the value of the stock each December 31st. The employer match is completely discretionary and can be changed by the employer in subsequent years to be higher or lower. No match was made for the 2003 plan year. The value of the employee match expensed in 2003, 2002, and 2001 was:
$211,030, $82,099, and $83,363, respectively (for the previous plan year).

12.  Stock Options and Awards
=============================

    The Company has one stock option plan, the 1995 Non-Qualified Stock Option
Plan, covering 440,477 shares of common stock ("1995 Plan"). As of November 30,
2003, the Company had issued 295,599 shares under the 1995 Plan. In addition, the Company granted 23,000 stock options outside the plan during Fiscal 2002.
There were 144,878 shares remaining for issuance in connection with future stock options that may be granted. Options granted inside the plan are exercisable immediately and are issued at market price.

    A summary of Canterbury's stock option activity and related information for the years ended November 30 is as follows:

                                             2003         2002         2001
                                             ----         ----         ----
Number of shares under stock options:
  Outstanding at beginning of year          302,607       306,833     311,265
  Granted                                    50,000        23,000      86,786
  Exercised                                    -             -           -
  Canceled                                  (34,008)      (27,226)    (91,218)
Outstanding and exercisable at end of year  318,599       302,607     306,833

Weighted average exercise price:
  Granted                                     $ .75        $ 6.32      $ 7.77
  Exercised                                   $ -          $  -        $  -
  Canceled                                    $9.85        $17.43      $25.06
  Outstanding and exercisable at end of year  $8.76        $10.21      $13.72

     Information with respect to stock options outstanding and exercisable at
November 30, 2003, is as follows:

                Options Outstanding and Exercisable
   Range of       Number Outstanding    Weighted Average       Weighted Average
Exercise Price       at 11/30/03     Remaining Life in Years     Exercise Price
--------------       -----------     -----------------------   ----------------
 $.75                   50,000                4.70                   $.75
 $3.72 - $10.50        158,228                1.48                  $5.59
 $10.92 - $27.93       110,373                1.19                  $1.94

    SFAS No. 123, amended by SFAS Statement No. 148, requires pro forma disclosure under the fair value method of net income and income per share when stock options are granted to employees and directors. An expense charge to earnings is required under the fair value method when stock options are granted to independent contractors. The fair value for options was estimated at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because Canterbury's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options. The fair weighted average value of options granted in each year and assumptions used in estimating fair value under the Black-Scholes model are as follows:

                                                  2003         2002         2001
                                                  ----         ----         ----

Estimated fair value of options granted        $24,990      $79,432     $372,590
                                               =======      =======     ========

Principal assumptions in applying
  the Black-Scholes valuation model:
      Expected life, in years                    2.50         2.50         2.50
      Risk-free interest rate                    1.86%        3.30%        3.55%
      Expected volatility                        1.00          .99         1.19
      Expected dividend yield                    0.00%        0.00%        0.00%

    The estimated weighted-average fair values at the grant date for stock option awards during Fiscal 2003, 2002 and 2001 were $0.50, $3.45, and $4.29 per option, respectively.

    For purposes of pro forma disclosures, the estimated fair value of options granted to employees and directors is amortized to expense over the options'
vesting period. As discussed in Note 10, the executive officers of the Company received stock awards of 103,342 shares in Fiscal 2003. These stock awards had an estimated grant-date fair value of $39,000. An expense of $77,000 was recorded and charged to general and administrative expense in Fiscal 2003 based upon the intrinsic value of the stock awards under APB Opinion 25. Had compensation cost been determined based upon the fair value of stock and stock option awards at grant date consistent with SFAS No. 123, Canterbury's net income and income per share would have been reduced to the pro forma amounts indicated below:

                                       2003        2002               2001
                                       ----        ----               ----
Pro forma net loss:
  Net loss as reported            $(4,054,994)  $(2,017,851)   $(7,159,855)
  Add: stock-based
   compensation costs included
   in  reported net loss (net
   of tax effects of  $13,199
   for 2003)                           64,440          -              -
  Deduct: stock-based
   compensation costs under SFAS
   123 (net of tax effects of
   $21,695, $0, and $149,036,
   respectively)                      (42,114)         -          (223,554)
                                  -----------   -----------   -----------
  Pro forma net loss              $(4,032,668)  $(2,017,851)   $(7,383,409)
                                  ===========   ===========    ===========

Pro forma net loss per common
  share - basic and diluted
   Pro forma net loss per common
    share                              $(2.15)      $(1.16)        $(4.39)
   Net loss per common share -
    as reported                         (2.16)       (1.16)         (4.25)
   Pro forma shares unsed in
    calculation of pro forma loss
    per common share                1,876,300     1,742,500      1,682,800

    The Company granted 50,000 stock options to directors during the year ended
November 30, 2003. There were no stock options granted to employees or directors during the year ended November 30, 2002. Therefore, no pro forma adjustment to earnings is reported for the year. The Company granted 23,000 stock options to independent contractors during the year ended November 30, 2002. This resulted in a $57,201 charge to general and administrative expense for the year ended
November 30, 2002 based upon the Black Scholes estimated fair value of these grants that vested through year end. An additional $22,221 charge to general and administrative expense was recorded in Fiscal 2003 through the completion of the one-year vesting period.

13.  Stockholders' Equity
=============================

    In January 2002 the Company sold 6,697 shares of restricted common stock in a private placement to a non-affiliate. Total net proceeds were $15,000. During
April and May 2002, the Company purchased 35,285 shares of its outstanding common stock for $250,323 and subsequently retired the purchased shares.

14.  Related Party Transactions
===============================

     During Fiscal 2001, certain officers and directors of the Company purchased a 33% stock ownership in a corporation that was previously a subsidiary of the
Company prior to the November 1996 sale by the Company of its 100% stock ownership in this corporation to an outside group. The Company holds note receivables in the amount of $3,760,098 from this corporation of which
$3,636,000 pertains to notes originating on the November 1996 date of sale (see
Note 4). The Company maintained the same level of security interest protection and the same debt amortization schedule. The Company earned $322,000, $395,000 and $408,000 of interest income from these notes in Fiscal 2003, 2002 and 2001, respectively. During the fourth quarter of Fiscal 2003, a 22% owner of this corporation passed away. After his death, that corporation purchased and retired his shares from his estate. As a result of this purchase and retirement of his shares, certain officers and directors of the Company now own 44% of this corporation.

     At November 30, 2003 and 2002, the total notes receivable plus accrued interest for issuances of Company common stock to corporate officers, corporate counsel and certain consultants totaled $3,595,000 and $3,641,000, respectively.
These non-recourse notes are collateralized by common stock of the Company and are reported as a contra-equity account. Interest rates range from 4% to 6.6%.
Prior to July 17, 2002, $1,739,000 of these notes were recourse notes.

     On July 17, 2002 the Compensation Committee recommended, and the Board of
Directors approved a modification of the April 10, 2001 and the May 16, 2001 notes. The notes became non-recourse as to principal and interest as of
September 1, 2002 with the issued shares continuing to collateralize the notes.
All accrued interest on the notes as of September 1, 2002 has been paid to the
Company. Principal and interest must be paid by recipient before they are entitled to sell their respective shares. If principal and interest have not been paid by the maturity date of the recipient notes, then recipients' sole obligation shall be that any shares relating to this nonpayment will be forfeited and returned to the Company. If this event were to occur, both the underlying shares and the notes receivable would be cancelled with no effect on the net worth of the Company. In consideration for this modification the term of these notes was reduced and shortened from April and May, 2006 to December 31,
2004. The Board also prohibited the issuance of any stock options, stock or any other form of equity for all of Fiscal 2002 to the recipients.

15.  Advertising
===================

     The Company expenses advertising as incurred. Total advertising expenses included in the results of operations were $86,000, $201,000, and $287,000 for
2003, 2002, and 2001, respectively.

16.  Investment Impairment
=============================

     At November 30, 2001, the Company held investment securities in public companies. For one of the public companies certain officers and directors of the
Company have an ownership interest in the aggregate of approximately 18%.
Management has estimated the fair value of this investment at November 30, 2001 at $0, and the cost at November 30, 2001 of $0 after impairment write down.
During the fourth quarter of Fiscal 2001 the Company recorded an impairment charge of $2,562,000 related to the carrying value of the shares previously received from the public company. The Company's valuation of this investment was based upon the public company's two consecutive years of operating losses and its current lack of liquidity. This impairment charge is recorded in other expenses on the statement of operations.

     Other equity securities had a fair value of $0 at November 30, 2001, after impairment writedown. During the second quarter of Fiscal 2001, the Company recorded an impairment charge of $75,000 to writedown the value of these securities to $0. The Company did not realize any recovery of investment value in Fiscal 2003 and 2002 pertaining to the aforementioned Fiscal 2001 impairments.

17.  Discontinued Operations
=============================

   During the fourth quarter of Fiscal 2003, the Company discontinued the operation of its technical staffing segment (DMI/Canterbury). The significant decline in demand for contract, full and part-time technical employees due to the economic downturn in the technology sector over the past several years was the major cause for this action. There was no gain or loss realized on the abandonment of this business segment. Historical financial data for the fiscal years ended November 30:

                                            2003          2002         2001
                                            ----          ----         ----
Revenues                                  $398,850      $916,774    $1,474,855
Pretax income (loss)                        17,908       (64,877)     (258,438)

Assets and liabilities as of November 30, 2003 included in consolidated balance sheet:

     Net receivable                               $7,290
     Other assets                                    162
     Accounts payable and accrued expenses         1,710

18.  Unaudited Quarterly Financial Information
------------------------------------------------

                                                   2003

                         First       Second      Third       Fourth       Total
                         -----       ------      -----       -------      -----
Revenues              $4,517,682  $5,296,470  $8,242,226  $4,327,916  $22,384,294
Gross profit             562,594   1,457,261   1,217,582     602,720    3,840,157
Income (loss) from
  continuing
  operations            (987,279)     39,141    (217,970) (2,900,705)  (4,066,813)
Income (loss) from
  discontinued
  operations             (14,740)      1,314      22,465       2,780       11,819
Net income (loss)     (1,002,019)     40,455    (195,505) (2,897,925)  (4,054,994)

Earnings per share:

Basic and diluted:
   Income (loss) from
    continuing
    operations            $(.57)       $.02       $(.12)     $(1.41)      $(2.17)
   Income (loss) from
    discontinued
    operations             (.01)        -           .01         -            .01
                         ------       ------      ------    -------       ------
   Net income (loss)      $(.58)       $.02       $(.11)     $(1.41)      $(2.16)
                         =======      ======      =====     =======       ======

Weighted average shares
Basic and diluted      1,734,000   1,849,000   1,852,700   2,062,200    1,876,300

                                                   2002

                         First       Second      Third       Fourth       Total
                         -----       ------      -----       -------      -----
Revenues              $6,425,112  $9,384,925  $8,649,426  $5,573,184  $30,032,647
Gross profit           1,726,616   2,561,817   1,409,623   1,106,899    6,804,955
Income (loss) from
  continuing
  operations             100,948     375,985    (485,459) (1,935,436)  (1,943,962)
Loss from discontinued
  operations             (25,717)    (20,280)       (596)    (27,296)     (73,889)
Net income (loss)         75,231     355,705    (486,055) (1,962,732)  (2,017,851)

Earnings per share:

Basic and diluted:
  Income (loss) from
   continuing
   operations              $.06        $.21       $(.28)     $(1.11)      $(1.12)
  Loss from
   discontinued
   operations              (.02)       (.01)         -         (.01)        (.04)
                          -----         ----     -------    ---------     -------
  Net income (loss)
   per share               $.04        $.20        $(.28)    $(1.12)      $(1.16)
                          ======      =====       ======     ======       =======

Weighted average shares
Basic                  1,766,500   1,752,300   1,726,300   1,733,000    1,742,500
Diluted                1,774,500   1,772,100   1,726,300   1,733,000    1,742,500

                               SCHEDULE II

                   VALUATION AND QUALIFYING ACCOUNTS
                         (in thousands)

                                 Balance at    Charged to
                                Beginning of    Costs and   Deduction/      Balance at
Description                       Period        Expenses    Write-off      End of Period
------------------------------  ------------   ----------   -----------    --------------

Year ended November 30, 2001:      $194           $433        $175            $452
Accounts receivable allowances

Year ended November 30, 2002:      $452           $131        $200            $383
Accounts receivable allowances

Year ended November 30, 2003:      $383          $(106)         $6            $271
Accounts receivable allowances

                                 EXHIBIT  21

                         LIST OF SUBSIDIARIES
                    OF CANTERBURY CONSULTING GROUP, INC.

Canterbury Management Group, Inc.
Star Label Products, Inc. (shell)
MSI/Canterbury Corp.
CALC/Canterbury Corp.
ATM/Canterbury Corp.
USC/Canterbury Corp.
DMI/Canterbury Corp.
DMI-North/Canterbury Corp.
Usertech/Canterbury Corp.
Canterbury Corporate University, Inc.

Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Kevin J. McAndrew, certify that:

1.    I have reviewed this annual report on Form 10-K of Canterbury Consulting
Group, Inc.;

2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.    I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
registrant and have:

a)    designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

b)    [Paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-47986]

c)    evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)    disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;
and

5.    I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: February 27, 2004
                     /s/ Kevin J. McAndrew
                     ----------------------------------------
                       Kevin J. McAndrew
                       President and Chief Executive Officer
                       and Chief Financial Officer

EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Securities and Exchange Commission
450 Fifth Street, N.W
Washington, D.C. 20549

Ladies and Gentlemen:

The certification set forth below is being submitted to the Securities and
Exchange Commission solely for the purpose of complying with Section 1350 of
Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the annual report on Form 10-K (the Report) accompanying this letter.

Kevin J. McAndrew, the President, Chief Executive Officer and Chief Financial
Officer of Canterbury Consulting Group, Inc., certifies that:

1.   the Report fully complies with the requirements of Section 13(a) of the
Securities Exchange Act of 1934; and

2.   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Canterbury
Consulting Group, Inc. (as of and for the periods presented in the Report).

                     /s/ Kevin J. McAndrew
                     ----------------------------------------
                         Kevin J. McAndrew
                         President and Chief Executive Officer

                     /s/ Kevin J. McAndrew
                     ----------------------------------------
                        Chief Financial Officer

Date: February 27, 2004

                                                                         Annex D

                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                   FORM 10-Q
                                   ---------

Quarterly Report Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

For the quarterly period ended August 31, 2004
Commission File Number:      0-15588

                      CANTERBURY CONSULTING GROUP, INC.
        ----------------------------------------------------------
         (Exact name of registrant as specified in its charter)

Pennsylvania                                                          23-2170505
-----------------------------                                  -----------------
(State of Incorporation)                                        (I.R.S. Employer
                                                                  Identification
                                                                            No.)

                                352 Stokes Road
                                    Suite 200
                             Medford, New Jersey 08055
                       (Address of principal executive office)

                        Telephone Number:  (609) 953-0044

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90
days.     YES   X       NO
               ---          ----

Indicate by check mark whether the Registrant is an accelerated filer (as
defined in Rule 12b-2 of the Act). YES          NO  X
                                        ---       ----

The number of shares outstanding of the Registrant's common stock as of the date of the filing of this report 1,965,822 shares.

FORM 10-Q

PART 1 - FINANCIAL INFORMATION
---------------------------------
ITEM 1.  FINANCIAL STATEMENTS
==============================

                     CANTERBURY CONSULTING GROUP, INC.

                        CONSOLIDATED BALANCE SHEET
                     ----------------------------------

ASSETS
------

                                 August 31, 2004           November 30,
                                     (Unaudited)                2003
                                -----------------          --------------

Current Assets:

 Cash and cash equivalents             $1,015,756            $1,385,824
 Marketable securities                    100,000               300,000
 Accounts receivable, net of
   allowance for doubtful
   accounts of $219,000 and
   $271,000                             4,813,282             2,477,060
 Notes receivable - current
   portion                                304,741               287,845
 Prepaid expenses and other
   assets                                  25,531                93,311
 Inventory, principally finished
   goods, at cost                         307,137                92,599
                                      -----------           -----------
       Total Current Assets             6,566,447             4,636,639

Property and equipment at cost,
   net of accumulated depreciation
   of $1,187,000 and $1,093,000           354,885               604,449
Goodwill                                2,083,381             2,433,381
Deferred tax assets                       750,532               759,000
Notes receivable                        3,241,538             3,472,253
Other assets                               52,780                32,821
                                      -----------           -----------
       Total Assets                   $13,049,563           $11,938,543
                                      ===========           ===========

                               See Accompanying Notes

FORM 10-Q

                        CANTERBURY CONSULTING GROUP, INC.

                           CONSOLIDATED BALANCE SHEET

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

                                   August 31, 2004          November 30,
                                       (Unaudited)              2003
                                  -----------------        --------------

Current Liabilities:

  Accounts payable - trade            $ 2,355,498           $   963,588
  Accrued expenses                        584,761               532,597
  Unearned revenue                        332,681               470,107
  Current portion, long-term debt         832,774               889,490
                                      -----------           -----------

      Total Current Liabilities         4,105,714             2,855,782

Long-term debt                          1,360,997                62,934

Subordinated convertible debt             355,000               355,000
                                      -----------           -----------
      Total Liabilities                 5,821,711             3,273,716
                                      -----------           -----------

Commitments and Contingencies

Stockholders' Equity:

  Common stock, $.001 par value,
   50,000,000 shares authorized;
   1,965,822 and 2,097,251 issued
   and outstanding                          1,966                 2,097
  Additional paid-in capital           22,751,621            24,248,039
  Accumulated deficit                 (13,375,543)          (11,989,817)
  Notes receivable for common stock-
    related parties                    (2,150,192)           (3,595,492)
                                      -----------           -----------
      Total Stockholders' Equity        7,227,852             8,664,827
                                      -----------           -----------

      Total Liabilities and

       Stockholders' Equity           $13,049,563           $11,938,543
                                      ===========           ===========

                                   See Accompanying Notes

FORM 10-Q
                                CANTERBURY CONSULTING GROUP, INC.
                             CONSOLIDATED STATEMENTS OF OPERATIONS

                                     Three-Months Ended August 31,      Nine-Months Ended August 31,
                                        2004               2003              2004           2003
                                       -----               ----             -----           ----
                                     (Unaudited)        (Unaudited)      (Unaudited)     (Unaudited)

Service revenue                      $ 1,687,508       $ 2,511,377      $ 4,773,849     $ 8,319,397
Product revenue                        7,449,404         5,628,275       10,386,774       9,429,739
                                     -----------       -----------      -----------     -----------

   Total net revenue                   9,136,912         8,139,652       15,160,623      17,749,136

Service costs and expenses             1,141,583         1,830,168        3,372,608       6,162,112
Product costs and expenses             6,949,037         5,161,795        9,553,248       8,569,639
                                     -----------       -----------      -----------      ----------

   Total costs and expenses            8,090,620         6,991,963       12,925,856      14,731,751

Gross profit                           1,046,292         1,147,689        2,234,767       3,017,385

Selling                                  330,312           438,648        1,055,615       1,243,166
General and administrative               769,052         1,072,011        2,343,014       3,444,644
Goodwill Impairment                      350,000              -             350,000           -

                                     -----------       -----------      -----------     -----------

   Total operating expenses            1,449,364         1,510,659        3,748,629       4,687,810

Other income/(expense)
 Interest income                          81,502           116,258          215,168         387,569
 Interest expense                        (34,032)          (29,408)         (74,050)        (90,358)
 Other                                    11,863               989           34,916           2,935
                                     -----------       ------------     -----------      ----------

   Total other income/(expense)           59,333            87,839          176,034         300,146

Loss from continuing
 operations before income taxes         (343,739)        (275,131)       (1,337,828)     (1,370,279)

Income tax (benefit)/provision              -             (71,000)             -           (261,000)
                                     -----------       -----------      -----------      -----------

Loss from continuing
 operations                             (343,739)        (204,131)       (1,337,828)     (1,109,279)
(Loss)/income from discontinuing
 operations  (net of income
 taxes of $0, $2,000, $0 and
 $(11,000))                                 -               8,626           (47,898)        (47,790)
                                     -----------       ----------       -----------     -----------
Net loss                           $    (343,739)      $ (195,505)      $(1,385,726)    $(1,157,069)
                                   =============       ==========       ===========     ===========

Net loss per share
  and common share equivalents

  Basic and diluted:
   Loss from
     continuing operations                 $(.17)           $(.11)            $(.65)          $(.61)
   Loss from discontinuing
     operations                              -                -                (.02)           (.03)
                                     -----------       -----------      -----------     -----------

   Net loss                                $(.17)           $(.11)            $(.67)          $(.64)
                                   =============       ===========      ===========      ==========

  Weighted average number
   of common shares - basic
   and diluted                         2,011,200         1,852,700        2,066,800       1,814,100
                                   =============       ===========     ============      ==========

                               See Accompanying Notes

FORM 10-Q
                       CANTERBURY CONSULTING GROUP, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE NINE MONTHS ENDED AUGUST 31, 2004 AND AUGUST 31, 2003

                                      August 31, 2004     August 31, 2003
                                    -------------------  -----------------
                                        (Unaudited)         (Unaudited)
Operating activities:
 Net loss                               $(1,385,726)         $(1,157,069)
 Adjustments to reconcile
  net loss to net cash
  used in operating activities:
  Depreciation and amortization             217,901             279,481
  Provision for losses on accounts
   receivable                                14,500             (20,975)
  Deferred income taxes                       8,468            (253,535)
  401(k) contributions issued in stock         -                211,029
  Loss on sale of subsidiary                  9,194                -
  Issuance of stock options to
   consultants for services                    -                 12,740
  Issuance of common stock to officers
   in lieu of salary                           -                 77,504
  Goodwill impairment                       350,000                -

  Changes in operating assets,
   Accounts receivable                   (2,350,722)            297,663
   Inventory                               (214,538)           (216,743)
   Prepaid expenses and other assets         67,780              20,953
   Other assets - non-current               (19,959)              2,415
   Accounts payable                       1,391,910             667,822
   Accrued expenses                          52,164            (255,369)
   Unearned revenue                        (137,426)           (183,520)
                                         ----------           ---------
 Net cash used in operating activities   (1,996,454)           (517,604)
                                         ----------           ---------

Investing activities:
Proceeds from redemption of
  marketable securities                     200,000                -
 Capital expenditures, net                  (28,216)            (26,862)
 Proceeds from payments on
   notes receivable                         213,255             857,754
                                         ----------           ---------
 Net cash provided by investing
   activities                               385,039             830,892
                                         ----------            --------

Financing activities:
Proceeds from payments on
  notes receivable for capital
  stock - related parties                      -                 45,315
 Principal payments on long
  term debt                                 (58,653)           (365,467)
 Proceeds from subordinated
  convertible debt                           -                  355,000
 Proceeds from line of credit             1,300,000                -
                                          ----------           ---------
 Net cash provided by
  financing activities                    1,241,347              34,848

Net (decrease)/increase in cash            (370,068)            348,136
Cash, beginning of period                 1,385,824             395,477
                                         ----------           ---------
Cash, end of period                      $1,015,756          $  743,613
                                         ==========          ==========

Non Cash Transaction:
     During the second quarter of Fiscal 2004, the Company sold
ATM/Canterbury to its previous owner.  The Company received and retired
25,000 shares of its common stock in exchange for 100% of the common stock of ATM/Canterbury.

     During the third quarter of Fiscal 2004 the Company entered into a
$38,824 capital lease obligation in exchange for new equipment.

     During the third quarter of Fiscal 2004, 106,429 shares of Company stock was returned in full cancellation of non-recourse notes totaling $1,445,000.
These shares were retired upon receipt by the Company.

                              See Accompanying Notes

10-Q

CANTERBURY CONSULTING GROUP, INC.

Notes to Consolidated Financial Statements  (Unaudited)
------------------------------------------------------

1.  Operations and Summary of Significant Accounting Policies

=============================================================

Basis of Presentation
---------------------

     The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange
Commission.  Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to those rules and regulations.  It is suggested that these unaudited consolidated financial statements be read in conjunction with the financial statements and the notes thereto included in the Company's 10-K for the year ended November 30, 2003.  In the opinion of management, all adjustments (which consist only of normal recurring accruals) necessary to present fairly the financial position, results of operations and cash flows of all periods presented have been made.  Quarterly results are not necessarily indicative of results for the full year.

Description of Business
-----------------------

     Canterbury Consulting Group, Inc. provides broad based information technology, management consulting services and training to both corporate and government clients.  Canterbury's mandate is to become an integral part of its clients' management and technical infrastructure, designing and applying the best products and services to help them achieve a competitive advantage.

     For information about the Company's revenues, profit or loss, and assets by segment, see Note 2 of the Notes to Consolidated Financial
Statements.

Principles of Consolidation
----------------------------

     The consolidated financial statements include the accounts of the
Company and all of its subsidiaries.  All material intercompany transactions have been eliminated.

Use of Estimates

----------------
     Our consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (US GAAP).
The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts in the financial statements and accompanying notes. These estimates form the basis for judgments we make about the carrying values of assets and liabilities that are not readily apparent from other sources. We base our estimates and judgments on historical experience and on various other assumptions that we believe are reasonable under the circumstances. However, future events are subject to change and the best estimates and judgments routinely require adjustment. US GAAP requires us to make estimates and judgments in several areas, including those related to impairment of goodwill and equity investments, revenue recognition, recoverability of inventory and receivables, the useful lives of long lived assets such as property and equipment, the future realization of deferred income tax benefits and the recording of various accruals. The ultimate outcome and actual results could differ from the estimates and assumptions used.

Revenue Recognition
-------------------
Product Revenue

     Product revenue is recognized when there is persuasive evidence of an arrangement, the product has been delivered, the sales price is fixed or determinable, and collectibility is reasonably assured. The product is considered delivered to the customer once it has been shipped, and title and risk of loss have transferred. The Company defers revenue if there is uncertainty about customer acceptance.  Product revenue represents sales of computer hardware and software.  Generally, the Company is involved in determining the nature, type, and specifications of the products ordered by the customer.

Service Revenue

     Service revenue is recognized when there is persuasive evidence of an arrangement, the sales price is fixed or determinable, and collectibility is reasonably assured.  Service revenues represent training and consulting services provided to customers under separate consulting and service contracts.  Revenues from these contracts are recognized as services are rendered.

Statement of Cash Flows
-----------------------

     For purposes of the Statement of Cash Flows, cash refers solely to demand deposits with banks and cash on hand.

Marketable Securities
----------------------

     At August 31, 2004 and November 30, 2003, the Company held marketable securities comprised of $100,000 and $300,000 investment, respectively, in a long-term tax-exempt bond fund.  The Company's marketable securities are classified as available-for-sale and are carried at fair market value.  There were no unrealized gains or losses on marketable securities for the period ended
August 31, 2004.

Accounts Receivable
-------------------

     The carrying value of accounts receivable is based upon customer invoiced amounts due to us, adjusted for allowances for doubtful accounts.  We evaluate the collectibility of our accounts receivable based on a combination of factors.
In cases where we are aware of circumstances that may impair a specific customer's ability to meet its financial obligations to us, we record a specific allowance against amounts due to us, and thereby reduce the net recognized receivable to the amount we reasonably believe will be collected. For all other customers, we estimate allowances for doubtful accounts based on the length of time the receivables are past due, industry and geographic concentrations, the current business environment and our historical experience.

Notes Receivable
-----------------

     The carrying value of notes receivable is based upon their principal amounts as of August 31, 2004 and November 30, 2003.  No allowance for uncollectible amounts has been recorded due to the timely receipt of all scheduled installments of principle and interest to date, and the expected future receipt of remaining installment amounts due us.  Interest income from notes receivable is recognized as earned over time based on the stated terms of the notes.

Inventories
-----------

     Inventories are stated at the lower of cost or market utilizing a first-in, first-out method of determining cost.

Depreciation and Amortization
--------------------------------

     The Company depreciates and amortizes its property and equipment for financial statement purposes using the straight-line method over the estimated useful lives of the property and equipment (useful lives of leases or lives of leasehold improvements and leased property under capital leases, whichever is shorter).  For income tax purposes, the Company uses accelerated methods of depreciation.

     The following estimated useful lives are used:

     Building and improvements          7 years
     Equipment                     3 to 5 years
     Furniture and fixtures        5 to 7 years

Income Taxes
-------------

     Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are determined based on the difference between the US
GAAP financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  Deferred tax assets are reduced by valuation allowances to amounts that are more likely than not to be realized.  No income tax benefit was recorded for the three or nine-month period ended August 31, 2004 as there was a
100% valuation allowance booked against the current period loss.

Reverse Stock Split
-------------------

     On January 24, 2003, the Company's Board of Directors approved a one for seven reverse stock split of the Company's common shares.  All share and per share information contained in these financial statements gives retroactive effect to the 1 for 7 reverse stock split.

Concentration of Risk
----------------------

     The Company maintains cash balances at a creditworthy bank located in the
United States.  Accounts at the institution are insured by the Federal Deposit
Insurance Corporation up to $100,000.  The Company does not believe that it has significant credit risk related to its cash balance.

     The Company holds marketable securities in the form of mutual fund shares with a highly reputable mutual fund company located in the United States.

     As previously discussed, the Company is in the business of providing
management and information technology services and training.   These services
are provided to a large number of customers in various industries in the United
States.  The Company's trade accounts receivable are exposed to credit risk, but the risk is limited due to the diversity of the customer base and the customers wide geographic dispersion.  The Company performs ongoing credit evaluations of its customers' financial condition. The Company maintains reserves for potential bad debt losses and such bad debt losses have been within the Company's expectations.

     As of March 2004, all Canterbury operating subsidiaries were headquartered in the Mid Atlantic and Northeast region of the country.  As such, the majority of revenues were generated in these two geographic regions.

     For the three and nine months ended August 31, 2004, a significant number of local and state agencies in Maryland purchased equipment under a contract with the City of Baltimore from USC/Canterbury (Value Added Hardware Reseller
Segment).  Total purchases under this contract represented 10% of this segment's revenue and 8% of consolidated revenue for the three-month period ended August
31, 2004.  Total purchases under this contract represented 23% of this segment's revenue and 16% of consolidated revenue for the nine-month period.

     During April, 2004 USC/Canterbury was awarded the contract, along with one other vendor, to provide the City of Baltimore with Hewlett Packard hardware.
The contract is for three years with five one-year options by the City of
Baltimore.  A second group of customers, from a county in Virginia, accounted for 65% of the revenues in the reseller segment and 44% of consolidated revenues for the first nine months of Fiscal 2004.  This group of over 80 customers purchased equipment from USC/Canterbury under the City of Baltimore contract as well.  For the quarter ended August 31, 2004, this group of customers accounted for 81% of revenues in this segment and 65% of consolidated revenues. For the nine months ended August 31, 2004, one Usertech/Canterbury customer accounted for 20% of service revenue and 6% of total revenue.  For the quarter ended
August 31, 2004, the same Usertech/Canterbury customer accounted for 20% of service revenue and 4% of total revenue.

     One vendor represented 64% of the product cost in the Value Added Reseller
Segment and 48% of consolidated costs for the first nine months of Fiscal 2004.
Another major vendor represented 26% and 19% of segment and consolidated costs and expenses, respectively for the same nine-month period.

     For the quarter ended August 31, 2003, a significant number of local and state agencies in Maryland purchased equipment under a contract with the City of
Baltimore from USC/Canterbury (Value Added Hardware Reseller Segment).  Total
purchases under this contract represented 33% of this segment's revenue and 22%
of consolidated revenue.  A second group of customers, from a county in
Virginia, accounted for 61% of the revenues in the reseller segment and 42% of consolidated revenues for the quarter.  This group of over 80 customers purchased equipment from USC/Canterbury under the City of Baltimore contract as well.

Fair Value of Financial Instruments
------------------------------------

     The fair value of financial instruments is determined by reference to various market data and other valuation techniques as appropriate.  Management believes that there are no material differences between the recorded book values of its financial instruments and their estimated fair value.

Reclassifications
-----------------

     Certain reclassifications have been made to prior years' balances in order to conform to current presentations.

2.  Segment Reporting
======================

     The Company is organized into two operating segments and the corporate office.  The operating segments are training and consulting and value added hardware reseller.  A third segment, software development, was discontinued as of March 2004 and as such is reported as a discontinued operation as of February
29, 2004.  A fourth segment, technical staffing, was discontinued during the fourth quarter of Fiscal 2003.  All historical information for the software development and technical staffing segment has been omitted from the segment presentation below.  Summarized financial information for the three and nine months ended August 31, 2004 and August 31, 2003, for each segment, is as follows:

For the nine months ended August 31,

                   Training      Value Added
                     and         Hardware
2004              Consulting     Reseller        Corporate       Total
------------   -------------    -----------      ---------   ----------
Revenues          $4,773,849   $10,386,774       $     -      $15,160,623
(Loss)/income
   before taxes     (724,859)      369,713         (982,682)   (1,337,828)
Assets             3,256,021     3,658,865        6,134,678    13,049,564
Interest income           33          -             215,135       215,168
Interest expense      49,760         1,186           23,104        74,050
Depreciation and
   amortization      192,798         4,373           20,730       217,901

                   Training      Value Added
                     and         Hardware
2003              Consulting     Reseller         Corporate       Total
------------   -------------    -----------      ------------  -----------
Revenues          $8,319,397    $9,429,739        $      -     $17,749,136

(Loss)/income
   before taxes     (942,984)      464,857           (892,152)  (1,370,279)
Assets             5,864,023     1,704,724         10,239,924   17,808,671
Interest income          214          -               387,355      387,569
Interest expense      47,697           821             41,840       90,358
Depreciation and
   amortization      239,673        14,122             17,608      271,403

For the three months ended August, 31,

                   Training      Value Added
                     and         Hardware
2004              Consulting     Reseller        Corporate       Total
------------   -------------    -----------      ---------   ----------
Revenues          $1,687,508    $7,449,404       $     -       $9,136,912
(loss)/income
   before taxes     (383,887)      362,693         (322,545)     (343,739)
Assets             3,256,021     3,658,865        6,134,678    13,049,564
Interest income            2          -              81,500        81,502
Interest expense      17,790            49           16,193        34,032
Depreciation and
   amortization       62,210         1,405            6,910        70,525

                   Training      Value Added
                     and         Hardware
2003              Consulting     Reseller         Corporate       Total
------              ----------   -----------     ------------ -------------
Revenues          $2,511,377    $5,628,275       $      -      $ 8,139,652
(Loss)/income
   before taxes     (280,384)      304,752           (299,499)    (275,131)
Assets             5,864,023     1,704,724         10,239,924   17,808,671
Interest income         -            -                116,258      116,258
Interest expense      15,277           295             13,836       29,408
Depreciation and
   amortization       69,442         4,540              5,668       79,650

3.  Notes Receivable
====================

     During September, 2003, the Company received $2,295,327 representing the remaining principal balance plus accrued interest for a note which was received in November 1995 as part of the consideration for the sale of a former subsidiary.  The Company was scheduled to receive monthly payments of $33,975 inclusive of interest at 7.79% per year through November 2005 and a balloon payment of $1,707,000 in December 2005.  In conjunction with this prepayment, the Company issued 145,000 shares of restricted common stock to consultants for services rendered in this transaction valued at fair market value.

     In addition, the Company held notes receivable assets from a related party in the aggregate amount of $3,546,279 at August 31, 2004.  These notes have interest terms that average 7.3% per year and are scheduled to mature at various dates through November 2006, with a balloon payment of $1,948,000 in December,
2006.  The aggregate amount includes an $860,000 demand note. During April,
2003, in order to fortify the liquidity of the balance sheet, the Company negotiated a $500,000 paydown of the demand note (from $1,360,000 to $860,000).
On April 3, 2003 the independent directors, who are a majority of the Board of
Directors of Canterbury, voted to reduce the annual interest rate on the note from 10% to 5% per annum in exchange for the principal payment of $500,000 which was received by the Company during April, 2003.  The demand note is included in the non-current portion of notes receivable at August 31, 2004 and November 30,
2003.

     The company has received all scheduled monthly installments for notes receivable outstanding as of August 31, 2004.

4.  Property and Equipment
==========================

     Property and equipment, which is recorded at cost, consists of the following:
                                     August 31, 2004      November 30, 2003
                                    -----------------     -----------------

Machinery and equipment               $1,240,870            $1,434,874
Furniture and fixtures                   224,895               225,230
Leased property under capital
   leases and leasehold improvements      76,066                37,242
                                      ----------            ----------
                                       1,541,831             1,697,346
Less: Accumulated depreciation        (1,186,946)           (1,092,897)
                                      ----------            ----------
     Net property and equipment      $   354,885           $   604,449
                                     ===========           ===========

     Accumulated depreciation of leased property under capital leases at
August 31, 2004 amounted to $14,000.

5.  Goodwill
==========================

     The Company recorded $350,000 of goodwill impairment charges related to
MSI/Canterbury (Training and Consulting Segment) during the third quarter of
Fiscal 2004.  The continued declining revenues during the year (and especially over the summer months) has caused a significant reduction in MSI/Canterbury operating income over previous years.  The fair value of this subsidiary's goodwill was estimated based on recent earnings history and our future earnings expectations for this business as of August 31, 2004.  The Company will perform its annual goodwill impairment tests for all reporting units as of November 30,
2004.

     The changes in carrying amount of goodwill for the nine months ended
August 31, 2004 by reportable segment are as follows:

                          Training      Value Added
                            and          Hardware
                        Consulting       Reseller            Total
                        -------------   -------------     --------------
Balance as of
  November 30, 2003     $2,074,629       $  358,752       $ 2,433,381

Impairment loss
  for 2004                (350,000)            -             (350,000)
                        ----------       ----------       -----------
Balance as of
  August 31, 2004       $1,724,629       $  358,752        $2,083,381
                        ==========       ==========       ===========

6.  Long-Term Debt
====================

                                      August 31, 2004    November 30, 2003
                                    -----------------     -----------------
Long-term obligations consist of:
   Note payable for acquisition         $800,000              $800,000
   Revolving credit line               1,300,000                  -
   Capital lease obligations              63,298                34,589
   Notes payable - equipment              30,473               117,835
                                      ----------            ----------
                                       2,193,771               952,424
Less:  Current maturities               (832,774)             (889,490)
                                      ----------            ----------
                                      $1,360,997            $   62,934
                                      ==========            ==========

     In February, 2004 the Company and Commerce Bank agreed to an amended loan agreement.  The new agreement calls for a two-year, $1,500,000 revolving working capital line of credit collateralized by trade accounts receivable and inventory.  The loan carries an interest rate of the prime rate plus one half of one percent (1/2%) and the maturity date was recently extended six months to November 1, 2005.  Total credit available under the agreement, subject to the carrying value of accounts receivable and inventory
collateral amounted to $1,500,000 at August 31, 2004.   Total unused credit
available amounted to $200,000 at August 31, 2004.

     The Bank's debt is secured by substantially all of the assets of the
Company and requires compliance with covenants which include the maintenance of certain financial ratios and amounts.  The Company is restricted by its bank from paying cash dividends on its common stock.  As of August 31, 2004, the
Company was in compliance with all of the financial covenants of its revised loan agreement.  The Company, however, is within $62,000 of violating its cumulative pretax loss covenant as of August 31, 2004 (limit per covenant is
$1,050,000 cumulative loss from December 1, 2003).  The actual pretax loss amount is calculated as loss from continuing operations plus any non-cash charge (goodwill impairment, income tax reserves, etc.)

     As part of the purchase price paid for the acquisition of Usertech in
September, 2001, the Company agreed to pay $1,200,000 to the seller over three years at an annual amount of $400,000 plus accrued interest at 7% per annum on the outstanding balance.  On August 4, 2003, the Company initiated mandatory binding arbitration proceedings against Ceridian Corporation, the previous owner of Usertech/Canterbury, as required in the Stock Purchase
Agreement between the parties.  As a result of this pending arbitration and the extent of the damages claimed, the Company has withheld the scheduled $800,000 in principal payments of the note payable to Ceridian, as well as the total accrued interest of $112,000, through September 28, 2004, as the damages sought far outweigh the note payable to them. The disputed $800,000 is classified as part of the current portion of long-term debt as of August 31, 2004.

     Aggregate fiscal maturities on long-term debt, exclusive of obligations under capital leases, are $802,000 in 2004; $1,310,000 in 2005; and $10,000 in
2006, and $8,000 in 2007.

     The carrying value of the long-term debt approximates its fair value.

7.  Capital Leases
==================

     Capital lease obligations are for certain equipment leases which expire through fiscal year 2006.  Future required payments under capitalized leases together with the present value, calculated at the respective leases' implicit interest rate of approximately 16% at their inception is as follows at
August 31, 2004:

Total minimum lease payments through November 30, 2004              $ 8,709
Total minimum lease payments through November 30, 2005               34,837
Total minimum lease payments through November 30, 2006               30,728
Total minimum lease payments through November 30, 2007                9,200
                                                                    -------
Total minimum lease payments                                         83,474
Less amount representing interest                                   (20,176)
                                                                    -------
Present value of long-term obligations under capital leases         $63,298
                                                                    =======

8.  Related Party Transactions
==================================

     During Fiscal 2001, certain officers and directors of the Company purchased a 33% stock ownership in a corporation that was previously a subsidiary of the
Company prior to the November 1996 sale by the Company of its 100% stock ownership in this corporation to an outside group.  These officers and directors purchased their ownership from this outside group.  The Company holds notes receivable in the amount of $3,546,279 from this corporation of which $2,599,413 pertains to notes originating on the November 1996 date of sale.  The Company maintained the same level of security interest protection and the same debt amortization schedule.  During the fourth quarter of Fiscal 2003, a 22% owner of this corporation passed away.  After his death, that corporation purchased and retired his shares from his estate.  As a result of this purchase and retirement of his shares, certain officers and directors of the Company now own 44% of this corporation.

     At August 31, 2004 and November 30, 2003, the total notes receivable plus accrued interest for issuances of Company common stock to corporate officers, corporate counsel and certain consultants totaled $2,150,000 and $3,595,000, respectively.  These non-recourse notes are collateralized by common stock of the Company and are reported as a contra-equity account.  Interest rates average
4%.  During the third quarter of Fiscal 2004, 106,429 shares of Company common stock was returned and retired in full satisfaction of $1,445,000 in notes receivable plus accrued interest.  As part of this third quarter transaction, all seven members of its Board of Directors (inclusive of three corporate executives) as well as two subsidiary presidents have returned 88,571 shares of
Canterbury restricted common stock to the Company.  These shares had been posted as collateral by all of these individuals against notes payable to the Company totaling $1,202,800.  The notes came due on June 28, 2004, and the aforementioned individuals had the option of returning these shares to the
Company or paying the associated notes and accrued interest in full.  All of the individuals determined to return their shares to the Company.  There was no impact on the Company's income statement or net worth as a result of these common stock retirements since the carrying value of the common stock and the notes receivable were identical.  The Company uses variable accounting under
SFAS 123 to account for Company stock issued for non-recourse notes.  This type of transaction is similar in economic substance to the issuance of stock options.  No amounts have been charged to earnings to date due to the decrease in market value of Company stock during the term of the notes.

     Prior to July 17, 2002, $1,739,000 of these notes were recourse notes.  On
July 17, 2002 the Compensation Committee recommended, and the Board of Directors approved a modification of the April 10, 2001 and the May 16, 2001 notes.  The notes became non-recourse as to principal and interest as of September 1, 2002 with the issued shares continuing to collateralize the notes.  All accrued interest on the notes as of September 1, 2002 has been paid to the Company.
Principal and interest must be paid by recipient before they are entitled to sell their respective shares.  If principal and interest have not been paid by the maturity date of the recipient notes, then recipients' sole obligation shall be that any shares relating to this nonpayment will be forfeited and returned to the Company.  If this event were to occur, both the underlying shares and the notes receivable would be cancelled with no effect on the net worth of the
Company.  In consideration for this modification the term of these notes was reduced and shortened from April and May, 2006 to December 31, 2004.  The Board also prohibited the issuance of any additional stock options, stock or any other form of equity to the recipients for all of Fiscal 2002.

9.  Stock Listing
=================

     On September 8, 2004 the Nasdaq Stock Market ("Nasdaq") notified Canterbury that the Company's common stock has not maintained a minimum market value of publicly held shares ("MVPHS") of $1,000,000 as required for continued inclusion by Nasdaq's Marketplace Rule 4310(c)(7) (the "Rule").  Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until December 7, 2004, to regain compliance.  If, at anytime before
December 7, 2004, the MVPHS of the Company's common stock is $1,000,000 or more for a minimum of 10 consecutive trading days, Nasdaq will provide written notification that the Company complies with the Rule.  If compliance with this Rule cannot be demonstrated by December 7, 2004, Nasdaq will provide written notification that the Company's securities will be delisted.

     On June 23, 2004 Nasdaq had notified Canterbury that the bid price of the Company's common stock had closed below the minimum requirement for continued inclusion under Marketplace Rule 4310(c)(4), and that in accordance with Marketplace Rule 4310(c)(8)(D), the Company must regain compliance by
December 20, 2004 or be delisted.

10.  Discontinued Operations
===========================

     During March 2004, the Company entered into negotiations to sell
ATM/Canterbury back to the original owner.  The transaction was finalized in
April, 2004.  Canterbury sold 100% of the stock in ATM/Canterbury in exchange for 25,000 shares of Canterbury common stock (which have been retired), that the owner had retained from the original transaction in 1997.  The transaction was effective as of March 3, 2004.  As a result of the transaction the Company recorded a $9,194 loss on the sale of discontinued operation in the second quarter of Fiscal 2004.

     The Company's decision to sell ATM/Canterbury was based on the lack of demand for ATM/Canterbury's products and services by existing customers; the inability to increase sales to new customers and the Company's desire to focus on its training and consulting segment and its value added reseller segment.

     Historical financial data for ATM/Canterbury for the three months ended
August 31, 2004 and August 31, 2003:

                                 August 31, 2004              August 31, 2003
                                -----------------           -----------------
        Revenues                      $  -                       $102,574
        Pretax loss                      -                        (23,342)

     Historical financial data for ATM/Canterbury for the nine months ended
August 31, 2004 and August 31, 2003:

                                 August 31, 2004              August 31, 2003
                                -----------------           -----------------
        Revenues                      $58,866                    $307,260
        Pretax loss                   (38,704)                    (72,603)

     During the fourth quarter of Fiscal 2003, the Company discontinued the operation of its technical staffing segment (DMI/Canterbury).  The significant decline in demand for contract, full and part-time technical employees due to the economic downturn in the technology sector over the past several years was the major cause for this action.  There was no gain or loss realized on the abandonment of this business segment.

     Historical financial data for DMI/Canterbury for the three months ended August 31, 2004 and August 31, 2003:

                                 August 31, 2004              August 31, 2003
                                -----------------           -----------------
        Revenues                      $  -                       $ 83,463
        Pretax income                    -                         33,966

     Historical financial data for DMI/Canterbury for the nine months ended August 31, 2004 and August 31, 2003:

                                 August 31, 2004              August 31, 2003
                                -----------------           -----------------
        Revenues                      $  -                       $368,786
        Pretax income                    -                         13,813

    Assets and liabilities for DMI/Canterbury as of November 30, 2003 included in the consolidated balance sheet:

        Net receivable                          $7,290
        Other assets                               162
        Accounts payable and accrued expenses    1,710

ITEM 2.     MANAGEMENT'S DISCUSSION OF FINANCIAL CONDITION AND RESULTS OF
            OPERATIONS
===========================================================================

Cautionary Statement
--------------------

     When used in this Report on Form 10-Q and in other public statements, both oral and written, by the Company and Company officers, the word "estimates,"
"project," "intend," "believe," "anticipate," and similar expressions, are intended to identify forward-looking statements regarding events and financial trends that may affect the Company's future operating results and financial position.  Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially.  Such factors include, among others: (1) the Company's success in attracting new business; (2) the competition in the industry in which the
Company competes; (3) the sensitivity of the Company's business to general economic conditions; and (4) other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and prices.  The Company undertakes no obligations to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Risk Factors That Relate To Our Business
----------------------------------------

     Uncertain economic conditions continue to affect many of our customers'
businesses and many clients continue to delay and reduce their purchases of training services, hardware and consulting.  The Company's recovery from the past several years of economic downturn continues to lag behind the current economic recovery.

Delay Or Inability To Return To Positive Operating Cash Flow
     While the Company has taken significant steps to reduce fixed costs and increase revenue, a significant delay in returning to positive operating cash flow could adversely effect our liquidity and ability to conduct business.
The Company reduced payroll expense and facility leases significantly during
Fiscal 2003.  Four facilities were closed and two more were greatly downsized, as management introduced a more flexible cost model into the business.  Annual rent and occupancy expense were reduced by over $1,000,000 from the beginning of Fiscal 2003 to the beginning of Fiscal 2004.  Over sixty employees were eliminated in several workforce reductions during 2003.  Even with these cost reductions, revenues must increase in Fiscal 2005 over Fiscal 2004 in order to achieve positive operating profit and cash flows.  The newly formed sales subsidiary, Canterbury Corporate University must increase sales pipeline activity in the near term to positively impact reported revenues for the training and consulting segment.  If this does not occur it could negatively effect our operating cash flow.

Downturn In Economy
     If the economy does not continue to recover and if our clients continue to decrease, delay or eliminate spending for technology and training, our ability to continue operating at our current reduced level of revenues will be greatly tested.  The Company cannot generate profits or positive cash flow at recent revenue levels.  Many clients have considered certain training to be discretionary in these uncertain economic times.  Technology expenditures are being delayed by many of them in an attempt to balance their own budget objectives.  These factors can cause significant financial disruption to small vendors such as Canterbury and could have a material adverse effect on our consolidated operating results.

Competition
     If our current customers choose to purchase goods and/or services from new or existing competitors, it could have a material adverse effect on our operating results.

     The various operating segments of the Company have relatively low barriers to entry.  New and existing organizations are constantly attempting to penetrate our customer base.  Larger, more financially seasoned competitors have the ability to overwhelm our markets and customers though more aggressive sales tactics.  Internal training departments within our current and potential client base are also a primary competitor.  There is also increasing competition from computer hardware and software vendors as they attempt to capture more of the technology services market.  Finally, low cost providers in the training and consulting market are attempting to buy business through their low price business model.

Dependency on Key Personnel
     If we are unable to recruit and retain qualified personnel, it could have a material adverse effect on our operating results. Our success depends on the continued employment of our senior executives and managers and other key personnel.  The loss of these people, especially without advance notice, could have a material adverse effect on our operations.  An ongoing sales and delivery staff are vital to ongoing customer relations and satisfaction.  A significant portion of our consolidated revenue is service oriented (31% for the first nine months of Fiscal 2004).  As such the loss of key personnel could have a negative impact on our ability to deliver and service our clients.
As the economy improves, it will become more difficult to retain existing employees and attract new recruits since they will have more employment options available to them.

Municipal Budget Constraints
     USC/Canterbury, our value added hardware reseller, does a significant amount of business with the states of Maryland and Virginia (88% of this segments total revenue for the nine months ended August 31, 2004).  Lower tax revenues in these states have reduced the amount of funding for technology purchases recently and this trend could continue.  If this trend continues, it could have a material adverse effect on this segment's operating results.  This segment has been the most profitable segment for the Company since Fiscal 2000, and its ongoing contribution to revenues and profits is vital to the Company's future.

Shifts in Technology and Training Platforms
     In the training and consulting segment, much of our success depends upon the introduction and adoption of new technology.  Our customers tend to increase their demand for training at times when new technology or software is being introduced.  When there are delays in the introduction of these new products demand for training may decrease, and it could have a material adverse effect on our operating results.  Also as our customers move toward new distance learning platforms to replace instructor-led training, our ability to retain our customers by providing these new electronic training services introduces a potential risk in client retention, which could have a material adverse effect on our operating results.

Ongoing Collection of Notes Receivable With A Related Party
     A significant portion of the Company's assets and tangible net worth is represented by notes receivable with a related party.  To date there have been no collection issues with these notes.  However, if the related party experiences a significant downturn in operating cash flow or becomes insolvent the collectibility of the notes would be in jeopardy and could have a material adverse effect on the Company's asset base, cash flow and tangible net worth.

Acts of Terrorism
     The majority of revenues recorded by the Company is generated in both the
New York City and Washington D.C. areas.  Both of these locations were targets of the terrorist attacks in 2001.  If there is a repeat of those events in either one of these markets, our clients there could be distracted from their normal course of business and as such would most likely delay or cancel projects with the Company.  This could have a material adverse effect on our operating results.

Other Factors
     Other factors that may affect our operating results include:
     *     reduced reliance on reseller channel by hardware manufacturers
     *     inability to secure sufficient contractor resources to meet short-
           term customer demand
     *     insufficient training facilities to meet client demand for instructor-led technology training
     *     loss of key clients through merger, sale or divestiture
     *     ongoing cost of compliance with provisions of the Sarbanes-Oxley legislation and other such compliance required by Nasdaq, the
           Securities and Exchange Commission or other regulatory bodies
     *     loss of working capital financing

Overview
--------

     The Company is engaged in the business of providing information technology products, services and training to both commercial and government clients.  Canterbury's focus is to become an integral part of our clients' IT solution, designing and applying the best products, services and training to help them achieve competitive advantage by helping their employees to succeed.

     The two primary business units for the Company are training and consulting and value added hardware reseller.  In the training and consulting segment we provide a variety of technical and management training.

     Our training encompasses a wide spectrum of hardware and software products as well as many necessary business skill topics.  These training products are delivered in a variety of ways:  at our classroom facilities in
New Jersey and New York; at our clients' locations; electronically via the
Internet; or on the end user's computer.  Many of these training products are custom developed for our clients.  Many contain a blended training solution combining both instructor-led training in the classroom with distance learning products to complete the educational process.

     The Company also provides various technical consulting services to our clients including programming, systems integration, network security and network management.

     The value added reseller segment provides hardware and software solutions to the Mid-Atlantic market.  Its primary focus is state and local government clients that have an ongoing need for technology products and services.

Liquidity and Capital Resources
--------------------------------

     Working capital at August 31, 2004 was $2,460,000, an increase of
$679,000 since November 30, 2003.  The increase is due to the significant increase in accounts receivable of $2,336,000, offset by the smaller increase in accounts payable of $1,392,000.  The annual Prince William County purchase of desktops and printers during the third quarter was the reason for the increase in both these accounts.  The Company utilized its revolving line of credit to fund this large transaction (over $5,000,000) and as of August 31, 2004 there was $1,300,000 still outstanding on the line, which is classified as long term debt on the balance sheet.

     In February, 2004 the Company and Commerce Bank agreed to an amended loan agreement.  The new agreement calls for a two-year, $1,500,000 revolving working capital line of credit collateralized by trade accounts receivable and inventory.  The loan carries an interest rate of the prime rate plus one half of one percent (1/2%) and the maturity date was recently extended six months to November 1, 2005.  Total credit available under the agreement, subject to the carrying value of accounts receivable and inventory collateral amounted to $1,500,000 at August 31, 2004.  Total unused credit available amounted to $200,000 at August 31, 2004.

     The Bank's debt is secured by substantially all of the assets of the
Company and requires compliance with covenants which include the maintenance of certain financial ratios and amounts.  The Company is restricted by its bank from paying cash dividends on its common stock.  As of August 31, 2004, the
Company was in compliance with all of the financial covenants of its revised loan agreement.  The Company, however, is within $62,000 of violating its cumulative pretax loss covenant as of August 31, 2004 (limit per covenant is
$1,050,000 cumulative loss from December 1, 2003).  The actual pretax loss amount is calculated as loss from continuing operations plus any non-cash charge
(goodwill impairment, income tax reserves, etc.)

     As part of the purchase price paid for the acquisition of Usertech in
September, 2001, the Company agreed to pay $1,200,000 to the seller over three years at an annual amount of $400,000 plus accrued interest at 7% per annum on the outstanding balance.  On August 4, 2003, the Company initiated mandatory binding arbitration proceedings against Ceridian Corporation, the previous owner of Usertech/Canterbury, as required in the Stock Purchase Agreement between the parties.  The Company's claims arise from the September 2001 purchase of User
Technology Services, Inc. from Ceridian.  Canterbury is making various claims ranging from breach of contract/warranty to actual/legal fraud, fraudulent concealment, constructive/equitable fraud, and negligent/misrepresentation.
Ceridian Corporation has denied the allegations set forth by the Company and has instituted a counterclaim in the arbitration proceedings.  Ceridian is claiming breach of a sublease agreement by Canterbury for office space ($76,000) and acceleration of a note payable of $800,000.  Canterbury has denied the allegations set forth in the counterclaim.  In order to pursue its claims,
Canterbury will sustain ongoing legal and filing fees and there is no assurance that the aforementioned arbitration will result in a favorable outcome for
Canterbury.  As a result of this pending arbitration and the extent of the damages claimed, the Company has withheld the scheduled $800,000 in principal payments of the note payable to Ceridian, as well as the total accrued interest of $112,000, through September 28, 2004, as the damages sought far outweigh the note payable to them.  The disputed $800,000 is classified as part of the current portion of long-term debt as of August 31, 2004.  As of October 4, 2004 the Company is negotiating with Ceridian Corporation to resolve the aforementioned dispute.  The Company wired $912,000 to Ceridian to be held by them in a separate, interest bearing account pending a successful conclusion to these negotiations.  If these negotiations are not successful, the money will be returned to the Company along with accrued interest, and the arbitration process will continue.

     Cash flow used in operating activities for the quarter ended August 31,
2004 was $(1,996,000), a decrease of $1,478,000 over the same nine month period in Fiscal 2003.  When coupled with the year-to-date net loss of $1,386,000, the previously mentioned significant increase in accounts receivable of $2,336,000, offset by the smaller increase in accounts payable of $1,392,000 were the most significant factors affecting operating cash flow.  Total assets increased by
$1,111,000 from November 30, 2003 while total liabilities were increased by
$2,548,000.  The Company's current ratio at August 31, 2004 was 1.60:1.00 versus
1.62:1.00 at November 30, 2003.

     Management believes that the Company will have sufficient funds to cover cash flow requirements for the balance of Fiscal 2004 as a result of significant reductions in fixed operating costs, its satisfactory balance sheet, its ability to borrow from its revolving line of credit and ongoing collection of its notes receivable.  Management's goal is to return to a positive operating cash flow position in the future based upon the recent, significant reduction in fixed expenses, coupled with substantially improved sales activity.  There was no material commitment for capital expenditures as of August 31, 2004.  Inflation was not a significant factor in the Company's financial statements.

RESULTS OF OPERATIONS
=====================

Revenues
---------
     Consolidated revenues decreased by $2,588,000 (15%) in the first nine months of Fiscal 2004 as compared to the same period in 2003.  This consolidated reduction was the combined result of lower training and consulting revenues of
$3,545,000 (43%), offset by an increase in revenue from the value added reseller segment of $957,000 (10%).  For the three months ended August 31, 2004, training and consulting revenues were $824,000 (33%) lower than the same three-month period in Fiscal 2003.  Product revenues for the quarter ended August 31, 2004 were $1,821,000 (32%) higher than the previous year's third quarter.  The decline in service revenue is consistent with the reduction experienced earlier in the year due to the staff and facility downsizing the Company undertook during the fourth quarter of Fiscal 2003.  Revenues in this business segment must increase in order for it to return to profitability.  We have initiated an ongoing and increased emphasis on sales and marketing activities in order to take advantage of business opportunities as the economy improves.

     During the fourth quarter of 2003, the Company restructured its sales department.  A Corporate Sales Manager was hired to consolidate the three separate sales teams in the training and consulting segment.  Canterbury
Corporate University, Inc. ("CCU"), a wholly owned subsidiary of the Company, was formed to market and sell all of Canterbury's training products and services in one comprehensive training unit.  The Company has always attempted to promote cross selling of our products and services between subsidiaries.  Some of our largest clients are purchasers of the various training products we offer.  Under previous subsidiary management, the sharing of business leads did not occur at an acceptable level, and many potential sales opportunities were lost before they were ever attempted.

     The Corporate Sales Manager and the Company have initiated several key sales strategies in order to overcome the shortcomings of the past including the lack of attention to marketing, sales and associated activities by the former
President of Usertech.  All training and consulting sales representatives are being compensated and measured using the same plan.  Quota attainment is now a benchmark for continued employment.  Quotas are set up with goals for selling all of the Company's training and consulting products, not just what was sold in the past on a subsidiary-by-subsidiary basis.  A Customer Relationship
Management ("CRM") system is being installed to better consolidate, track and manage the pipeline of sales activity.  Also based upon feedback from our customers, the Company is developing new products utilizing both instructor-led and distance-learning delivery platforms.  We have also formalized reseller relationships with several channel partners, whereby the sales team introduces the various products from this program to our client base and the Company receives a negotiated share of any sales generated.

     The Company has taken various steps to increase lead generation.  The formation of an inside sales team; contracting with an outside telemarketing firm; increasing the amount of marketing information to our clients through e-
mail announcements; pilot program events and more informative web sites are all contributing to new lead flow.

     During the fourth quarter of Fiscal 2003, the Company made the decision to exit the open enrollment public computer training segment that was part of
CALC/Canterbury's offerings for the past twenty years.  The high fixed cost of delivery was too much to sustain in relationship to the amount of revenue being generated.  By exiting this training delivery methodology, there will be an anticipated decline in instructor-led computer training revenues for Fiscal
2004.  Reduced capacity, reduced marketing emphasis, and alternative delivery options will all contribute to the projected decline.  CALC/Canterbury will continue to offer private and general admission classes at its two training facilities (New York City and Parsippany, New Jersey) as well as room rentals.
There will be more emphasis on offering private training at the clients'
locations.  This planned exit from the robust open enrollment public training segment was done in order to reduce the high fixed cost associated with its delivery and introduce more variability to the cost structure of our training business.

     In the value added hardware reseller segment, the three and nine month increase in revenues were the direct result of a significant increase in the annual purchase of computer hardware by Price William County in Fiscal 2004.
The County purchased approximately $2,400,000 more desktops and printers in the first nine months of Fiscal 2004 than they did in Fiscal 2003.  Several new high schools and elementary schools opened in September, 2004 and needed to be completely equipped with new computer equipment.

     It is management's intent to more fully integrate the sales team from the training and consulting segment with the value added hardware reseller segment.
Product profiles are being shared between the two groups and the Company anticipates the efforts of these two sales organizations will become more integrated in the future.

     The majority of product to be sold in the near future will be Hewlett
Packard/Compaq hardware.  If Hewlett Packard/Compaq moves toward an agent model with its resellers, USC/Canterbury would be paid an agent fee which approximates the current gross profit from each sale.  This may greatly reduce the reported revenue in this segment.  The manufacturer would record the revenue and hold the accounts receivable with the client.  This possible change in business flow has not happened to date, but it is possible that the migration to the agent model will begin in the first half of Fiscal 2005, and this could significantly affect the recording of revenues and expenses in the future.

     The value added hardware reseller segment has always had very high client revenue concentration.  In the first nine months of Fiscal 2004 two groups of clients accounted for 88% of the revenue in this segment.  There is obvious risk associated with this very high customer concentration.  See Footnote 1,
Concentration of Risk, for more details on this topic. USC/Canterbury is currently making a concerted effort to diversify its revenue mix.  Certain sales representatives have been given responsibility, through quotas, to penetrate the commercial market in the Baltimore/Washington area.  New strategic relationships have been formed with several manufacturers to increase product offerings and reduce dependency on Hewlett Packard/Compaq.  Management believes that there is still a significant amount of uncertainty regarding future revenues from the value added hardware reseller segment for Fiscal 2005.

     Technology spending in general, appears to be recovering in Fiscal
2004, but the duration and extent of a recovery is not yet known.  More clients are engaging us in conversations and proposals about new projects and training requirements.  The sales pipeline is fuller now than it was in the last half of Fiscal 2003, but how much of this pipeline will result in sales is still unknown.  One of the biggest challenges that faces the Company is the timing of customers decisions to begin project work that has already been sold.  The delays that were experienced late in Fiscal 2003 have continued into 2004.
These delays add to the uncertainty in revenue projections for the future.
Many clients continue to delay the start of various training projects, without giving us firm timetables.

     Software development revenues for Fiscal 2004 and 2003 have been excluded given that this segment has been classified as a discontinued operation as of
August 31, 2004. Technical staffing revenues are no longer being reported due to its classification as a discontinued operating segment effective as of the fourth quarter of Fiscal 2003.

Costs and Expenses
-------------------
     Total costs and expenses decreased by $1,806,000 (12%) for the first nine months of Fiscal 2004 as compared to the previous year, and increased by
$1,099,000 (16%) for the three months ended August 31, 2004 versus August 31,
2003.  The year-to-date decrease was due to the significant reduction in fixed expenses in the training and consulting segment which occurred late in Fiscal
2003.  This reduction in expenses of $2,789,000 was offset by a $983,000 increase in product costs associated with the increased sales volume in the value added reseller segment.

     Consolidated gross profit for the nine-month period ended August 31, 2004 was 15% versus 17% the prior year.  The decrease is due to the higher sales volume and lower margin in the value added reseller segment.  The following chart summarizes the gross margin percentages for the Company for the three and nine-month periods of 2004 and 2003.

                   Three-Months Ended,             Nine-Months Ended
                       August 31,                       August 31,
                   2004           2003              2004           2003
                  -----------------------------------------------------
Service             32%            27%               29%            26%
Product              7%             8%                8%             9%
Consolidated        11%            14%               15%            17%

     The improvement in service revenue gross profit (on lower sales volume) is again attributable to the significant reduction in fixed costs for the business segment at the end of Fiscal 2003.  The biggest problem regarding gross is sales volume.  The absolute dollar contribution must increase in order to cover operating costs and permit us to show a profit.

     Product margins were negatively effected by several factors.  Continued
weakness in technology spending forced margins lower as many suppliers competed for the same business.  Manufacturers continued to eliminate reseller incentives as the products they were offering became more commoditized.  The Company is currently partnering with several new hardware and software manufacturers who have specialized products that command higher profit margins.  These relationships could become more important in the future as downward pressure continues on margins for personal computers, printers and servers.  Management anticipates that gross margins for product sales will remain in the 10% range for the balance of Fiscal 2004, and into next year.

     While overall costs and expenses have been reduced through reductions in long-term lease commitments and workforce reductions, the challenge the Company faces now is to increase revenues and attain the benefits that reduced overhead and fixed costs would provide. The training and consulting segment reported a 11% improvement in gross profit percentage (from 26% to 29%)
on a 43% decline in revenues for the first nine months of Fiscal 2004 as compared to the same nine-month period in 2003.

     When, and if, revenues increase, a higher profit level would be attainable since our fixed cost component has been drastically reduced and a larger portion of the delivery expense would be variable in nature.  However, if sales increase significantly in the short term, the Company risks having insufficient resources to deliver services due to reduced manpower and facility capacity.  The Company would need to contract for part-time consultants and acquire additional space through short-term rentals in order to meet client demand, which is possible, but would be more expensive to implement.

     Selling expense decreased by $188,000 (15%) in the first nine months of
Fiscal 2004 as compared to the previous year.  Personnel expense (salaries, bonuses, commissions and payroll burden) decrease was the biggest component of the reduction.  Selling expense also decreased by $109,000 (25%) for the three months ended August 31, 2004 as compared to the previous year, again related to a reduction in personnel-related expenses.

     General and administrative expense was reduced by $1,102,000 (32%) for the first nine months of Fiscal 2004 due primarily to significant reductions in administrative and support staff as part of the workforce reduction discussed previously. For the three-month period ended August 31, 2004, general and administrative expense was also reduced by $303,000 (28%) for the same reasons.

     During the third quarter of Fiscal 2004, the Company recorded a goodwill impairment charge of $350,000 related to the carrying value of goodwill associated with MSI/Canterbury.  Recent earning trends have been weak and
Management concluded that a charge of $350,000 would bring the carrying value into line with recent results.  The current value of the MSI/Canterbury goodwill is now $909,000.  We will continue to analyze the appropriate carrying value of all goodwill associated with our subsidiaries, to determine if further improvement charges are warranted.

     Interest income decreased by $172,000 (44%) in the first nine months of
Fiscal 2004 as compared to the same nine months in the previous year.  The prepayment of a note receivable from the sale of a former subsidiary in
September 2003 and the $500,000 reduction in the demand note and accompanying reduction in the interest rate with a related party in early 2003 were the primary reasons for the decrease.  Total notes receivable decreased by approximately $2,560,000 in the twelve-month period ending August 31, 2004.

     Interest expense was reduced by $16,000 (18%) in the nine months of
Fiscal 2004 versus Fiscal 2003.  Reduced borrowings on the revolving line of credit and the payoff of the remaining term debt ($800,000) with the primary lender were the major reasons for the reduction.  For the three months ended
August 31, 2004 interest expense increased by $5,000 due to a higher interest rate on the revolving line of credit.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
===================================================================

     We are exposed to some market risk from changes in interest rates.  The line of credit with Commerce Bank is variable and floats with the Prime lending rate.  A significant increase in this benchmark rate will cause our interest expense to increase on any outstanding borrowings.

     Currently, we have $100,000 invested in a municipal bond mutual fund.  We account for this investment in accordance with SFAS No. 115, "Accounting for
Certain Investments in Debt and Equity Securities." These investments are treated as available-for-sale under SFAS No. 115. The carrying value of these investments approximates fair market value.

ITEM 4.  CONTROLS AND PROCEDURES
================================

     As of the end of the period covered by this report, the Company carried out an evaluation, under the supervision and with the participation of the
Company's management, including the Company's Chief Executive Officer/Chief
Financial Officer, of the effectiveness of the design and operation of the
Company's disclosure controls and procedures pursuant to Rule 13a-15 under the Securities Exchange Act of 1934, as amended.  Based upon that evaluation, the Company's Chief Executive Officer/Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic filings with the Securities and Exchange Commission.

     The Company's management is also responsible for establishing and maintaining adequate internal control over financial reporting.  There were no changes in the Company's internal control over financial reporting identified in connection with the evaluation of it that occurred during the Company's last fiscal quarter that materially affected, or are reasonably likely to materially affect, internal control over financial reporting.

PART II - OTHER INFORMATION
=========================================

Item 1     Legal Proceedings
             Refer to the Liquidity and Capital Resources Section of the
Management's Discussion of Financial Condition and Results of Operations for
disclosure on legal proceedings.

Item 2     Changes in Securities - None

Item 3     Defaults Upon Senior Securities - None

Item 4     Submission of Matters to a Vote of Stock Holders - None

Item 5     Other Information - None

Item 6     Exhibits
           Exhibit 31         Certification Pursuant to Section 302 of the
                              Sarbanes-Oxley Act-Kevin J. McAndrew
         Exhibit 32         Certification Pursuant to Section 906 of the
                              Sarbanes-Oxley Act. - Kevin J. McAndrew

                    CANTERBURY CONSULTING GROUP, INC.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CANTERBURY CONSULTING GROUP, INC.
                                -----------------------------------
                                (Registrant)

                                By/s/ Kevin J. McAndrew
                                ----------------------------------------------
                                Kevin J. McAndrew
                                President and Chief Executive Officer

                                By: /s/ Kevin J. McAndrew
                                ----------------------------------------------
                                Kevin J. McAndrew
                                Chief Financial Officer
October 7, 2004

Exhibit 31

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Kevin J. McAndrew, certify that:

     1.    I have reviewed this quarterly report on Form 10-Q of Canterbury
Consulting Group, Inc.;

     2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4.    I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) for the registrant and have:

     a)    designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b)    [Paragraph omitted pursuant to SEC Release Nos. 33-8238 and 34-
47986]

     c)    evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d)    disclosed in this quarterly report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.    I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)    all significant deficiencies and material weaknesses in the design
or
operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: October 7, 2004

                        /s/ Kevin J. McAndrew
                        -------------------------------------

                            Kevin J. McAndrew
                            President, Chief Executive Officer
                            and Chief Financial Officer

EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Securities and Exchange Commission
450 Fifth Street, N.W
Washington, D.C. 20549

Ladies and Gentlemen:

The certification set forth below is being submitted to the Securities and
Exchange Commission solely for the purpose of complying with Section 1350 of
Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the quarterly report on Form 10-Q (the Report) accompanying this letter.

Kevin J. McAndrew, the President, Chief Executive Officer and Chief Financial
Officer of Canterbury Consulting Group, Inc., certifies that to my knowledge:

1.           the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of
Canterbury Consulting Group, Inc. (as of and for the periods presented in the
Report).

                             /s/ Kevin J. McAndrew
                             --------------------------------------

                                 Kevin J. McAndrew
                                 President, Chief Executive Officer and
                                 Chief Financial Officer

Date: October 7, 2004

APPENDIX E

DISSENTER'S RIGHTS

Pennsylvania Business Corporation Law of 1988, as Amended

Provisions For Dissenting Stockholders

Subchapter D.--Dissenters Rights.

(ss.) 1571. Application and effect of subchapter.

(a) General rule.--Except as otherwise provided in subsection (b), any stockholder (as defined in Section 1572 (relating to definitions of a business corporation)) shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, only where this part expressly provides that a stockholder shall have the rights and remedies provided in this subchapter. See:

Section 1906(c) (relating to dissenters rights upon special treatment).

Section 1930 (relating to dissenters rights).

Section 1931(d) (relating to dissenters rights in share exchanges).

Section 1932(c) (relating to dissenters rights in asset transfers).

Section 1952(d) (relating to dissenters rights in division).

Section 1962(c) (relating to dissenters rights in conversion).

Section 2104(b) (relating to procedure).

Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).

Section 2325(b) (relating to minimum vote requirement).

Section 2704(c) (relating to dissenters rights upon election).

Section 2705(d) (relating to dissenters rights upon renewal of election).

Section 2904(b) (relating to procedure).

Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).

Section 7104(b)(3) (relating to procedure).

(b) Exceptions.-- (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares shall not have the right to dissent and obtain payment of the fair value of the shares under this subchapter if, on the record date fixed to determine the stockholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, or on the first public announcement that such a plan has been approved by the stockholders by consent without a meeting, the shares are either:

(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(ii) held beneficially or of record by more than 2,000 persons.

(2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

(i) (Repealed).

(ii) Shares of any preferred or special class or series unless the articles, the plan or the terms of the transaction entitle all stockholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all stockholders of the class or series.

(iii) Shares entitled to dissenters rights under section 1906(c)(relat- ing to dissenters rights upon special treatment).

(3) The stockholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting stockholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

(c) Grant of optional dissenters rights.--The bylaws or a resolution of the board of directors may direct that all or a part of the stockholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such stockholder to dissenters rights.

(d) Notice of dissenters rights.--Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of stockholders, there shall be included in or enclosed with the notice of meeting:

(1) a statement of the proposed action and a statement that the stockholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

(2) a copy of this subchapter.

(e) Other statutes.--The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

(f) Certain provisions of articles ineffective.--This subchapter may not be relaxed by any provision of the articles.

(g) Computation of beneficial ownership. For purposes of subsection (b)(1)(ii), shares that are held beneficially as joint tenants, tenants by the entireties, tenants in common on in trust by two or more persons, as fiduciaries or otherwise, shall be deemed to be held beneficially by one person.

(h) Cross references.--See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished), 1763(c) (relating to determination of stockholders of record) and 2512 (relating to dissenters rights procedure).

(ss.) 1572. Definitions.

The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

"Corporation." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The designated successor corporation or corporations in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

"Dissenter." A stockholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

"Fair value." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

"Interest." Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

"Stockholder." A stockholder as defined in Section 1103 (relating to definitions), or an ultimate beneficial owner of shares, including without limitation, a holder of depository receipts, where the beneficial interest owned includes an interest in the assets of the corporation upon dissolution.

(ss.) 1573. Record and beneficial holders and owners.

(a) Record holders of shares.--A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different stockholders.

(b) Beneficial owners of shares.--A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting stockholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

(ss.) 1574. Notice of intention to dissent.

If the proposed corporate action is submitted to a vote at a meeting of stockholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

(ss.) 1575. Notice to demand payment.

(a) General rule.--If the proposed corporate action is approved by the required vote at a meeting of stockholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of stockholders, the corporation shall send to all stockholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

(1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

(2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

(3) Supply a form for demanding payment that includes a request for certification of the date on which the stockholder, or the person on whose behalf the stockholder dissents, acquired beneficial ownership of the shares.

(4) Be accompanied by a copy of this subchapter.

(b) Time for receipt of demand for payment.--The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

(ss.) 1576. Failure to comply with notice to demand payment, etc.

(a) Effect of failure of stockholder to act.--A stockholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

(b) Restriction on uncertificated shares.--If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

(c) Rights retained by stockholder.--The dissenter shall retain all other rights of a stockholder until those rights are modified by effectuation of the proposed corporate action.

(ss.) 1577. Release of restrictions or payment for shares.

(a) Failure to effectuate corporate action.--Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

(b) Renewal of notice to demand payment.--When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

(c) Payment of fair value of shares.--Promptly after effectuation of the proposed corporation action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

(1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

(2) A statement of the corporation's estimate of the fair value of the shares.

(3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

(d) Failure to make payment.--If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenters had after making demand for payment of their fair value.

 (ss.) 1578. Estimate by dissenter of fair value of shares.

(a) General rule.--If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

(b) Effect of failure to file estimate.--Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

(ss.) 1579. Valuation proceedings generally.

(a) General rule.--Within 60 days after the latest of:

(1) Effectuation of the proposed corporate action;

(2) Timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

(3) Timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

If any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

(b) Mandatory joinder of dissenters.--All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

(c) Jurisdiction of the court.--The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

(d) Measure of recovery.--Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

(e) Effect of corporation's failure to file application.--If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

(ss.) 1580. Costs and expenses of valuation proceedings.

(a) General rule.-- The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

(b) Assessment of counsel fees and expert fees where lack of good faith appears.--Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

(c) Award of fees for benefits to other dissenters.--If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

(ss.) 1930. Dissenters rights.

(a) General rule.--If any stockholder of a domestic business corporation that is to be a party to a merger or consolidation pursuant to a plan of merger or consolidation objects to the plan of merger or consolidation and complies with the provisions of Subchapter D of Chapter 15 (relating to dissenters rights), the stockholder shall be entitled to the rights and remedies of dissenting stockholders therein provided, if any. See also section 1906(c) (relating to dissenters rights upon special treatment).

(b) Plans adopted by directors only.--Except as otherwise provided pursuant to section 1571(c) (relating to grant of optional dissenters rights), Subchapter D of Chapter 15 shall not apply to any of the shares of a corporation that is a party to a merger or consolidation pursuant to section 1924(b)(1)(i) (relating to adoption by board of directors).

(c) Cross references.--See sections 1571(b) (relating to exceptions) and 1904 (relating to de facto transaction doctrine abolished).

Annex F

[PRELIMINARY FORM OF PROXY]

CANTERBURY CONSULTING GROUP, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

Please sign and return immediately

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of Canterbury Consulting Group, Inc., Medford, New Jersey do hereby constitute and appoint Kevin J. McAndrew and Stanton M. Pikus, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Special Meeting of Stockholders of said Corporation to be held at the Braddock’s Restaurant, 39 South Main Street, Medford, New Jersey on ______________ 2005 at 10:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals specified in the notice of meeting dated ___, 2004 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying and confirming all that my said proxy or proxies may be in my name, place and stead as follows:

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

1.

Proposal to approve the Agreement and Plan of Merger, dated November 18, 2004, between the Company and CCG Group, Inc. and the transactions contemplated by the Merger Agreement

IN FAVOR OF [ ]     AGAINST [ ]    ABSTAIN [ ]

2.

Proposal to approve an adjournment of the Special Meeting to a later date or dates, if necessary, in order to permit the further solicitation of proxies

IN FAVOR OF [ ]     AGAINST [ ]    ABSTAIN [ ]

*In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DESIGNATIONS ARE MADE IN THE SPACES PROVIDED ABOVE, THIS PROXY WILL BE VOTED "IN FAVOR OF" THE ABOVE PROPOSALS.  The shares represented by a properly executed Proxy will be voted as directed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS; IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

_________________________________________________(L.S.) DATE: _______, 2005

(Print Name)

_________________________________________________(L.S.) DATE: _______, 2005

(Signature of Stockholder)

NOTE: ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please date, sign and mail your

proxy card back as soon as possible!

Special Meeting of Stockholders

Canterbury Consulting Group, Inc.

__________________, 2005